                                                                     EXHIBIT 2.1

                                  CONFIDENTIAL



                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                       UNITED STATES FILTER CORPORATION,

                      U.S. FILTER DISTRIBUTION GROUP, INC.

                                       AND

                             BLUE ACQUISITION CORP.

                                     dated

                               SEPTEMBER 12, 2002

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
ARTICLE I DEFINITIONS; CONSTRUCTION .................................       1
    1.1    Definitions ..............................................       1
    1.2    Construction .............................................       9
ARTICLE II THE TRANSACTION ..........................................      lO
    2.1    Sale and Purchase of Assets ..............................      lO
    2.2    Retained Assets ..........................................      l0
    2.3    Assumption of Obligations ................................      11
    2.4    Retained Obligations .....................................      12
    2.5    Purchase Price ...........................................      13
    2.6    Closing ..................................................      13
    2.7    Payment ..................................................      14
    2.8    Purchase Price Adjustment ................................      14
    2.9    Procedures for Calculating and Paying the Purchase Price
           Adjustment ...............................................      14
    2.10   Allocation of Purchase Price .............................      16
ARTICLE III REPRESENTATIONS AND WARRANTIES OF DISTRIBUTION ..........      16
    3.1    Organization and Authority ...............................      16
    3.2    Authorization; Enforceability ............................      17
    3.3    Title to Purchased Assets ................................      17
    3.4    No Violation of Laws or Agreements; Consents .............      17
    3.5    Financial Statements .....................................      18
    3.6    No Changes ...............................................      18
    3.7    Taxes ....................................................      19
    3.8    Rights in Assets .........................................      21
    3.9    No Pending Litigation ....................................      21
    3.10   Compliance With Law; Permits .............................      22
    3.11   Labor Matters ............................................      22
    3.12   Intellectual Property Rights .............................      22
    3.13   Employees; Employee Related Agreements and Plans; ERISA ..      24
    3.14   Environmental Matters ....................................      27
    3.15   Intentionally Omitted ....................................      28
    3.16   Material Contracts .......................................      28
    3.17   Intentionally Omitted ....................................      28
    3.18   Insurance ................................................      28
    3.19   Absence of Undisclosed Liabilities .......................      29
    3.20   Disclaimer of Warranties .................................      29
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF USF ....................      29
    4.1    Organization and Authority ...............................      29
    4.2    Authorization; Enforceability ............................      29
    4.3    No Violation of Laws or Agreements; Consents .............      30

    4.4    Brokers, Finders, Etc. ...................................      30
    4.5    Disclaimer of Warranties .................................      30
ARTICLE V REPRESENTATIONS AND WARRANTIES OF BUYER ...................      31
    5.1    Organization .............................................      31
    5.2    Authorization; Enforceability ............................      31
    5.3    No Violation of Laws; Consents; Creditors ................      31
    5.4    No Pending Litigation or Proceedings .....................      31
    5.5    Brokers, Finders, Etc ....................................      32
    5.6    Financial Ability ........................................      32
ARTICLE VI ACTIONS PRIOR TO CLOSING DATE ............................      32
    6.1    Access to Information ....................................      32
    6.2    Notifications ............................................      33
    6.3    Consents of Third Parties ................................      33
    6.4    Filings Under the HSR Act ................................      33
    6.5    Operations Prior to Closing Date .........................      34
    6.6    Negotiations .............................................      35
    6.7    Guaranty and Surety Obligations ..........................      35
    6.8    Termination of Receivables Purchase Facility .............      36
    6.9    Financial and Banking Information ........................      36
    6.10   Financing ................................................      36
ARTICLE VII ADDITIONAL AGREEMENTS ...................................      36
    7.1    Use of Names .............................................      36
    7.2    Tax Matters ..............................................      37
    7.3    Employees and Employee Benefit Plans .....................      38
    7.4    Multiemployer Plan .......................................      42
    7.5    No Public Announcement ...................................      44
    7.6    Expenses .................................................      44
    7.7    Books and Records ........................................      44
    7.8    Solvency .................................................      45
    7.9    Policy Claims ............................................      45
    7.10   Non-Competition and Non-Solicitation .....................      45
    7.11   American Express .........................................      47
ARTICLE VIII CONDITIONS TO CLOSING; TERMINATION .....................      47
    8.1    Conditions Precedent to Obligation of Buyer ..............      47
    8.2    Conditions Precedent to Obligation of USF and Distribution      49
    8.3    Termination ..............................................      49
ARTICLE IX INDEMNIFICATION ..........................................      50
    9.1    Survival of Representations and Warranties ...............      50
    9.2    General Indemnification ..................................      50
    9.3    Procedures ...............................................      53
    9.4    Consequential Damages ....................................      54
    9.5    Sole Remedy ..............................................      54

ARTICLE X MISCELLANEOUS .............................................      54
   10.1    Further Assurances .......................................      54
   10.2    Notices ..................................................      55
   10.3    Assignment; Governing Law ................................      56
   10.4    Amendment and Waiver .....................................      58
   10.5    Entire Agreement; No Third Party Beneficiaries ...........      58
   10.6    Nature of Representations and Warranties .................      58
   10.7    Severability .............................................      58
   10.8    Counterparts .............................................      58
   10.9    Purchase Price Adjustment Arbitration ....................      59

                         LIST OF SCHEDULES AND EXHIBITS

Schedule 1.1A                 -    Accounting Protocol
Schedule 1.1P                 -    Permitted Encumbrances
Schedule 1.1Q                 -    Pro Forma EBITDA
Schedule 2.2                  -    Lockboxes
Schedule 2.10                 -    Purchase Price Allocation
Schedule 3.1                  -    Organization
Schedule 3.5                  -    Financial Statements
Schedule 3.6                  -    Absence of Changes
Schedule 3.7(b)               -    Taxes: Liabilities
Schedule 3.7(c)               -    Taxes: Accruals
Schedule 3.7(d)               -    Taxes: Audits/Examinations
Schedule 3.7(e)               -    Taxes: Agreements
Schedule 3.7(f)               -    Taxes: Consolidated Returns
Schedule 3.7(g)               -    Taxes: Tax Return Jurisdictions
Schedule 3.8(a)               -    Owned Real Property
Schedule 3.8(b)               -    Leased Real Property
Schedule 3.8(c)               -    Personal Property
Schedule 3.8(d)               -    Shared Facilities
Schedule 3.8(e)               -    Adequacy of Assets
Schedule 3.9                  -    Litigation
Schedule 3.10                 -    Compliance With Law; Permits
Schedule 3.11                 -    Labor Matters
Schedule 3.12(a)(i)           -    Intellectual Property Assets: Marks and Fictional Names
Schedule 3.12(a)(ii)          -    Intellectual Property Assets: Patents
Schedule 3.12(a)(iii)         -    Intellectual Property Assets: Copyrights
Schedule 3.12(a)(iv)               Intellectual Property Assets: Internet Domain Names
Schedule 3.12(b)(i)           -    Rights in Intellectual Property: Generally
Schedule 3.12(b)(ii)          -    Rights in Intellectual Property: Patents
Schedule 3.12(b)(iii)         -    Rights in Intellectual Property: Marks
Schedule 3.12(b)(iv)          -    Rights in Intellectual Property: Intellectual Property Licenses
Schedule 3.13(a)              -    Employee Benefit Plans
Schedule 3.13(b)              -    Status of Plans
Schedule 3.13(c)(iii)         -    Post-Employment or Retiree Benefits
Schedule 3.13(c)(vi)          -    Actual and Contingent Liabilities
Schedule 3.13(d)              -    Contributions
Schedule 3.13(h)              -    Employees
Schedule 3.13(i)              -    Agreements and Plans
Schedule 3.13(j)              -    Multiemployer Plans
Schedule 3.14                 -    Environmental Matters
Schedule 3.16                 -    Material Contracts
Schedule 3.18                 -    Insurance
Schedule 3.19                 -    Undisclosed Liabilities
Schedule 4.4                  -    Brokers, Finders of USF

Schedule 5.5                  -    Brokers, Finders of Buyer
Schedule 6.3                  -    Material Consents
Schedule 6.5                  -    Operations Prior to Closing Date
Schedule 6.7                  -    Guaranty and Surety Obligations
Schedule 7.6                  -    Accountants Fees and Expenses
Schedule 7.10                 -    Non-Solicitation


Exhibit A                     -    Commitment Letters
Exhibit B                     -    Guaranty of Vivendi Environnement, S.A.
Exhibit C                     -    Terms of Service Level Agreement

                                                              EXECUTION ORIGINAL

         THIS ASSET PURCHASE AGREEMENT (the "AGREEMENT"), dated as of the 12th day of September, 2002, is by and among UNITED STATES FILTER CORPORATION, a Delaware corporation ("USF'), U.S. FILTER DISTRIBUTION GROUP, INC., a Georgia corporation ("DISTRIBUTION"), and BLUE ACQUISITION CORP., a Delaware corporation ("BUYER").

                                   WITNESSETH:

         On the terms and subject to the conditions set forth in this Agreement, Distribution desires to sell and transfer to Buyer, and Buyer desires to purchase and assume from Distribution, substantially all of the assets and substantially all of the liabilities of Distribution.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, USF, Distribution and Buyer, each intending to be legally bound hereby, agree as set forth below.

                                    ARTICLE I

                            DEFINITIONS; CONSTRUCTION

         1.1 DEFINITIONS. As used in this Agreement, the following terms have the meanings specified in this Section 1.1.

         "AAA" means the American Arbitration Association.

         "ACCOUNT TRANSFER DATE" has the meaning given that term in Section 7.3.

         "ACCOUNTING MEDIATOR" has the meaning given that term in Section 2.9.

         "ACCOUNTING PROTOCOL" means the items set forth on Schedule 1.1A.

         "ACQUIRED BUSINESS" has the meaning given that term in Section 7.10.

         "ADJUSTED PURCHASE PRICE" has the meaning given that term in Section
         9.2.

         "AFFECTED EMPLOYEES" has the meaning given that term in Section 7.3.

         "AFFILIATE" means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such Person. As used in this definition, "control," "controlled by" and "under common control with" shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership interests or other ownership interests, by contract or otherwise).

         "AFFILIATED GROUP" has the meaning given that term in Section 3.7.

         "AGREEMENT" means this Asset Purchase Agreement, as it may be amended from time to time.

         "ANTITRUST DIVISION" means the Antitrust Division of the United States Department of Justice.

         "ASBESTOS LIABILITIES" shall mean any claim, demand, Loss, or Litigation arising from or based on the presence or alleged presence of asbestos or asbestos-containing materials in any product or item manufactured, sold, or distributed at any time by Distribution or any of Distribution's Subsidiaries or predecessors, including any claim, demand, Loss, or Litigation relating to any personal or bodily injury or illness associated with exposure or alleged exposure to asbestos or asbestos-containing materials manufactured, sold or distributed by Distribution or any of Distribution's Subsidiaries or predecessors whether or not; (i) set forth in any Schedule or (ii) disclosed to or known by Buyer prior to the date of this AGREEMENT.

         "ASSUMED OBLIGATIONS" has the meaning given that term in Section 2.3.

         "ASSUMED TAX MATTERS" has the meaning given that term in Section 7.2.

         "ASSUMED TAXES" has the meaning given that term in Section 2.3

         "BALANCE SHEET" has the meaning given that term in Section 3.5.

         "BALANCE SHEET DATE" has the meaning given that term in Section 3.5.

         "BUSINESS" means the business of Distribution as conducted on the date hereof, which, as of the date hereof, is the sale and distribution of waterworks products for building and rehabilitating water and wastewater infrastructure.

         "BUSINESS DAY" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

         "BUYER" has the meaning given that term in the introductory paragraph of this Agreement.

         "BUYER BENEFIT PROGRAMS" has the meaning given that term in Section
7.3.

         "BUYER INDEMNIFIED PARTIES" means Buyer and its officers and directors and any Affiliate of Buyer and such Affiliate's officers and directors.

         "BUYER RABBI TRUST" has the meaning given that term in Section 7.3.

         "BUYER'S 401(k) PLAN" has the meaning given that term in Section 7.3.

         "CENTRAL STATES FUND" has the meaning given that term in Section 7.4.

         "CERCLA" has the meaning given that term in the definition of "Environmental Law."

         "CLOSING" has the meaning given that term in Section 2.6.

         "CLOSING DATE" has the meaning given that term in Section 2.6.

         "CLOSING DATE BALANCE SHEET" has the meaning given that term in
Section 2.9.

         "CLOSING DATE WORKING CAPITAL" means, as of the Closing Date, current assets of Distribution less current liabilities of Distribution, where current assets means net accounts receivable, net inventory, petty cash held at operating locations of Distribution and items included in the line item "other current assets" in the Financial Statements (in each case, to the extent acquired pursuant to the terms hereof) and current liabilities means accounts payable, items included in the line item "accrued compensation and benefits" in the Financial Statements, items included in the line item "other accrued expenses" in the Financial Statements and any Taxes accrued on the Closing Date Balance Sheet (in each case, to the extent assumed by Buyer pursuant to the terms hereof); provided, however, that Closing Date Working Capital shall not include any current assets (including cash) reflected on the Closing Date Balance Sheet and received in connection with any sale, lease or other disposition of assets of Distribution after the Balance Sheet Date (other than inventory in the ordinary course of business) or any condemnation or expropriation or other taking of any assets of Distribution by any Governmental Body.

         "COBRA" has the meaning given that term in Section 3.13.

         "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time, and the applicable rulings and regulations thereunder.

         "COMMITMENT LETTERS" means the commitment letters dated as of the date hereof and attached as Exhibit A.

         "CONTRACT" and "CONTRACTS" means any written agreement, note, letter of credit, indenture, financial instrument, lease or license to which Distribution is a party or by which it is bound, excluding purchase orders issued OR received by Distribution in the ordinary course of business.

         "DEBT OBLIGATIONS" shall mean any Contract evidencing an obligation for borrowed money, purchase money indebtedness, any capitalized lease obligation, any obligation properly classified as funded indebtedness under GAAP, or any guarantee given by any Person in respect of any of the foregoing obligations of any other Person (other than the endorsement of negotiable instruments for deposit or collection in the ordinary course of business).

         "DEFERRED COMPENSATION PLAN" has the meaning given that term in
Section 7.3.

         "DEFERRED COMPENSATION PLAN TRANSFER AMOUNT" has the meaning given that term in Section 7.3.

         "DISTRIBUTION" has the meaning given that term in the introductory paragraph of this Agreement.

         "DISTRIBUTION CONTROLLED GROUP" has the meaning given that term in
Section 7.4.

         "DISTRIBUTION'S KNOWLEDGE" means the present actual knowledge of Robert Joyce (as to all matters), Stephen Stanczak (as to all matters), Thomas Witt (as to all matters), Joy Gaetano (as to the matters which are the subject of the representations and warranties in Section 3.13 only), Duane Huennekens (as to the matters which are the subject of the representations and warranties in
Section 3.7 only), Gary Ganzi (as to the matters which are the subject of the representations and warranties in Section 3.12 only) and Fred Kile (as to the matters which are the subject of the representations and warranties in Section
3.14 only), in each case after reviewing (both prior to signing this Agreement and prior to delivering the certificate described in Section 8.1) this Agreement (including the representations and warranties herein) with each of the following persons: Harry Hornish, Mechelle Slaughter, Terry Howell and Philip Keipp.

         "EMPLOYEE LEASING AGREEMENT" means the Employee Leasing Agreement by and among USF, Distribution and Buyer.

         "ENCUMBRANCE" means any mortgage, deed of trust, pledge, security interest, claim, easement, lien, charge, option, restriction on transfer, conditional sale or other title retention agreement, defect in title or other restriction of a similar kind.

         "ENVIRONMENTAL LAW" means Laws and common law, in each case as amended and whenever in effect prior to the Closing Date, relating to (a) pollution or the protection or restoration of the environment (including air, water and land) or natural resources; and (b) the generation, manufacture, processing, use, handling, treatment, storage, disposal, release, distribution and transportation of any hazardous or toxic chemicals, materials or substances, or any solid, gaseous or liquid wastes, including the Clean Air Act, 42 U.S.C. ss.7401 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act, 33 U.S.C. ss.1251 et seq., the Comprehensive Environmental Response, Compensation, and Liability Act, as amended by the Superfund Amendments and Reauthorization Act ("CERCLA"), 42 U.S.C. ss.9601 et seq., the Toxic Substances Control Act, 15 U.S.C. ss.2601 et seq., the Oil Pollution Act of 1990,33 U.S.C. ss.2701 et. seq., the Emergency Planning and Community Right to Know Act, 42 U.S.C. ss.1101 et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. ss.1501 et seq.

         "ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended, and the applicable rulings and regulations thereunder.

         "EXPENSES" means any and all reasonable expenses incurred in connection with defending any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including court filing fees, court costs, arbitration fees or costs, witness fees and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, accountants and other professionals).

         "FINANCIAL STATEMENTS" has the meaning given that term in Section 3.5.

         "FTC" means the United States Federal Trade Commission.

      "GAAP" means United States generally accepted accounting principles in effect for the relevant time period.

      "GOVERNING DOCUMENTS" means, with respect to any Person who is not a natural Person. the certificate or articles of incorporation, bylaws, deed of trust, formation or governing agreement and other charter documents or organizational or governing documents or instruments of such Person.

      "GOVERNMENTAL BODY" means any court or government (federal, state or local) or any political subdivision thereof, including without limitation, any department, commission, board, bureau, agency or other regulatory, administrative or governmental authority or instrumentality.

      "GRUPO DAVIS" has the meaning given that term in Section 3.1.

      "HAZARDOUS MATERIALS" means any chemicals, materials or substances classified or regulated as "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes, " "restricted hazardous substances," or "toxic substances" or words of similar meaning or effect under any applicable Environmental Law.

      "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

      "INCOME TAX" (and, with correlative meaning, "Income Taxes") means any Tax on net or gross income, profits or receipts, together with any interest or penalties, imposed by any Governmental Body.

      "INDEMNIFIED PARTY" has the meaning given that term in Section 9.3.

      "INDEMNIFYING PARTY" has the meaning given that term in Section 9.3.

      "INTELLECTUAL PROPERTY ASSETS" has the meaning given that term in Section 3.12.

      "IRS" means the United States Internal Revenue Service.

      "LAW" means any applicable statute, law, ordinance, rule, regulation, order, judgment or decree enacted, adopted, issued or promulgated by any Governmental Body.

      "LEASED REAL PROPERTY" has the meaning given that term in Section 3.8(b).

      "LIABILITIES" means, with respect to any Person, all debts, Debt Obligations, liabilities and obligations of such Person of any nature or kind whatsoever, whether due or to become due, accrued, fixed, absolute, matured, determined, determinable, choate, inchoate, or contingent, whether or not incurred directly by such Person or by any predecessor of such Person, and whether or not arising out of any act, omission, transaction, circumstance, sale of goods or service or otherwise.

      "LITIGATION" means any action, suit, arbitration or proceeding of any nature or kind whatsoever, whether civil, criminal or administrative, at law or in equity, by or before any Governmental Body or arbitrator.

      "LOSSES" means, without duplication, any and all losses, costs, obligations, liabilities, settlement payments, fines, penalties, damages, Expenses or other charges.

      "MARKS" has the meaning given that term in Section 3.12.

      "MATERIAL ADVERSE EFFECT" means a material adverse effect on the assets, business, results of operations, or financial condition of Distribution taken as a whole, other than changes (i) relating to generally applicable economic conditions or (ii) resulting from the announcement by USF or Distribution of the intention to sell the assets of Distribution.

      "MULTIEMPLOYER PLAN" means a multiemployer plan within the meaning of
Section 4001 of ERISA.

      "NON-COMPETE PERIOD" has the meaning given that term in Section 7.10.

      "OBJECTIONS" has the meaning given that term in Section 2.9.

      "OPERATIVE PERIOD" means (i) the period from and after the date which is the later of (x) August 23, 1996 (being the date on which USF acquired Distribution), and (y) to the extent a representation or warranty relates to any company, business or asset acquired by Distribution after August 23, 1996, the date upon which such company, business or asset was acquired by Distribution; and (ii) any period specifically referred to in a representation or warranty.

      "OWNED REAL PROPERTY" has the meaning given that term in Section 3.8.

      "PARTY" means each of USF, Distribution and Buyer.

      "PATENTS" has the meaning given that term in Section 3.12.

      "PBGC" has the meaning given that term in Section 7.4.

      "PERMITS" has the meaning given that term in Section 3.10.

      "PERMITTED ENCUMBRANCES" means (a) liens for Taxes and other governmental charges and assessments that are (i) not yet due and payable, or (ii) being contested in good faith, (b) liens of landlords and liens of carriers, warehousemen, mechanics, materialmen and repairmen and other similar liens arising in the ordinary course of business for sums not yet due and payable, (c) liens securing obligations reflected in the balance sheet as of June 30,2002 included in the Financial Statements, (d) other liens on, or imperfections of title with respect to, property that are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such lien or imperfection, and (e) Encumbrances set forth on Schedule l.lP.

      "PERSON" means and includes a natural person, a corporation, an association, a partnership, a limited liability company, a trust, a joint venture, an unincorporated organization or a Governmental Body.

      "POLICIES" has the meaning given that term in Section 3.18.

      "PRE-CLOSING PERIOD" has the meaning given that term in Section 3.7.

      "PROCEEDINGS" has the meaning given that term in Section 9.2.

      "PRODUCT CLAIMS" has the meaning given that term in Section 2.3.

      "PRO FORMA EBITDA OF DISTRIBUTION" means, for a specified period, net income before income taxes, interest expense, depreciation and amortization of Distribution, as such amounts are determined in accordance with GAAP and applicable rules and regulations under the Securities Act, as adjusted (i) to the extent permitted by Article XI of Regulation S-X under the Securities Act to reflect (a) the consummation of the transactions contemplated by this Agreement,
(b) the acquisition of Utility Piping Systems, Inc. consummated in March 2002 and (c) such other matters as may be appropriate pursuant to Article XI of Regulation S-X, and (ii) to reflect such other charges due to the standalone nature of Distribution as are set forth on Schedule 1.1 Q.

      "PROHIBITED ACTIVITY" has the meaning given that term in Section 7.10.

      "PURCHASE PRICE" has the meaning given that term in Section 2.5.

      "PURCHASE PRICE ADJUSTMENT" has the meaning given that term in
Section 2.8.

      "PURCHASED ASSETS" has the meaning given that term in Section 2.1

      "RECEIVABLES CORPORATION" has the meaning given that term in Section 3.1.

      "RECEIVABLES PURCHASE FACILITY" means the contractual arrangement whereby Distribution sells its trade accounts receivable to Receivables Corporation and Receivables Corporation in turn sells such receivables to a third party, as primarily evidenced by (i) the Purchase and Sale Agreement dated as of December 19, 2001 between Distribution and Receivables Corporation, and (ii) the Receivables Purchase Agreement dated as of December 19, 2001 among Receivables Corporation, Distribution, Barton Capital Corporation and Societe Generale.

      "RECOVERABLE LOSS" means any Losses arising out of any single act, omission, event or circumstance (or series of related acts, omissions, events or circumstances) if, when aggregated, such Losses exceed $50,000 (and if such amount of Losses are incurred the entire amount of such Losses shall be a Recoverable Loss); provided, however, that in calculating the amount of Recoverable Losses for breach of a representation or warranty contained in
Article III or Article IV, no effect shall be given to any qualifications contained therein as to materiality, including the phrases "material," "in all material respects" and "Material Adverse Effect," and provided further that Recoverable Losses with respect to Losses arising from or related to Assumed Obligations, Retained Obligations or breaches of covenants and agreements in this Agreement shall mean all Losses (whether or not in excess of $50,000).

      "REFERENCE RATE" means the U.S. prime rate published in the Wall Street Journal on the Closing Date, plus 125 basis points.

      "RELATED AGREEMENTS" means the Employee Leasing Agreement and a Service Level Agreement between USF and Buyer with respect to network and email services with the terms reflected in Exhibit C.

      "RELATED PARTY" means (i) any Affiliate of a Party or (ii) any officer or director of a Party or of any Person identified in clause (i) preceding.

      "RESERVED NAMES" has the meaning given that term in Section 7.1.

      "RETAINED ASSETS" has the meaning given that term in Section 2.2.

      "RETAINED OBLIGATIONS" has the meaning given that term in Section 2.4.

      "RETAINED TAXES" has the meaning given that term in Section 2.4.

      "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

      "SELLER INDEMNIFIED PARTIES" means each of USF and Distribution and their respective directors and officers, and any Affiliate of USF or Distribution and such Affiliate's officers and directors.

      "STRADDLE PERIOD" means any taxable year or period beginning before and ending after the Closing Date.

      "SUBSIDIARY" means any corporation, partnership, joint venture or other entity of which any Person owns, directly or indirectly, more than 50% of the outstanding voting securities or equity interests.

      "TAX" (and, with correlative meaning, "TAXES" and "TAXABLE") means taxes of any kind, levies or other like assessments, customs, duties, imposts, charges or fees, including income, gross receipts, ad valorem, value added, excise, real or personal property, asset, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, estimated taxes, withholding, employment, social security, workers compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes or other governmental taxes imposed by or payable to any Governmental Body and any taxes imposed on a member of a combined, consolidated, unitary, affiliated or similar tax group for federal, state, local or foreign tax purposes by reason of Treasury Regulation Section 1.1502-6 or otherwise and including any interest and penalties imposed with respect thereto.

      "TAX RETURN" means any return, declaration, form, report, claim for refund, or information return or statement relating to any Tax, including any schedule or attachment thereto, and including any amendment thereof.

      "TERRITORY" has the meaning given that term in Section 7.10.

      "TRANSFERRED ASSETS" has the meaning given that term in Section 7.3.

      "TRANSITION PERIOD" has the meaning given that term in the Employee Leasing Agreement.

      "USF" has the meaning given that term in the introductory paragraph of this Agreement.

      "USF 401(k) PLAN" means the United States Filter Corporation Retirement Savings Plan.

      "USF EMPLOYEE BENEFIT PLAN" means any (i) "employee benefit plan," within the meaning of Section 3(3) of ERISA, or (ii) stock option, stock purchase, restricted stock, VEBA, profit sharing, pension, retirement, deferred compensation, medical, life, disability, accident, salary continuation, sick pay, sick leave, supplemental retirement and unemployment benefit plans or programs (whether or not insured), that has been established, maintained, sponsored or contributed to by USF or any United States Subsidiary of USF, for the benefit of any active, retired or former employee or director of Distribution; provided, that "USF Employee Benefit Plan" shall not include any Vivendi Employee Benefit Plan or any Multiemployer Plan.

      "USF RABBI TRUST" has the meaning given that term in Section 7.3.

      "VIVENDI EMPLOYEE BENEFIT PLAN" means any of the plans identified as such on Schedule 3.13(a).

      "VNAO" means Vivendi North America Operations, Inc., a Delaware corporation and the sole stockholder of USF.

      "WARN ACT" means the Federal Workers' Adjustment and Retraining Notification Act, and the rules and regulations promulgated thereunder.

      1.2   CONSTRUCTION.

            (a) Unless the context otherwise requires, as used in this
Agreement: (i) an accounting term not otherwise defined herein has the meaning ascribed to it in accordance with GAAP; (ii) "or" is not exclusive; (iii) "including" and its variants mean "including, without limitation" and its variants; (iv) words defined in the singular have the parallel meaning in the plural and vice versa; (v) references to "written" or "in writing" include in visual electronic form; (vi) words of one gender shall be construed to apply to each gender; (vii) the terms "hereof", "herein", "hereby", "hereto", and derivative or similar words refer to this entire Agreement, including the Schedules and Exhibits hereto; and (viii) the terms "Article", "Section", "Exhibit" and "Schedule" refer to the specified Article, Section, Exhibit, or Schedule of or to this Agreement.

            (b) A reference to any Person includes such Person's successors and permitted assigns.

            (c) Any reference to "days" means calendar days unless Business Days are expressly specified.

            (d) The Schedules and Exhibits to this Agreement are incorporated herein by reference and made a part hereof for all purposes.

            (e) Any references to "dollars" or "$" means dollars of the United States of America.

            (f) USF, Distribution and Buyer, each represented by legal counsel, have each participated in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or burdening a Party by virtue of the authorship of any of the provisions of this Agreement.

                                   ARTICLE II
                                THE TRANSACTION

      2.1 SALE AND PURCHASE OF ASSETS. Upon the terms and subject to the conditions of this Agreement and in consideration of the Purchase Price, at the Closing, Distribution shall sell, assign, transfer and deliver to Buyer, and Buyer shall purchase and take delivery from Distribution of, all of Distribution's right, title and interest in and to its properties, business as a going concern, goodwill and assets of every kind, nature and description, existing on the Closing Date, whether real, personal or mixed, tangible or intangible, in electronic form or otherwise, except those assets specifically excluded pursuant to Section 2.2, free and clear of any and all Encumbrances except Permitted Encumbrances (collectively, the "PURCHASED ASSETS").

      2.2 RETAINED ASSETS. Distribution shall retain, and the Purchased Assets shall not include, the following assets (collectively, the "RETAINED ASSETS"):

            (a) the consideration to be delivered to Distribution pursuant to this Agreement;

            (b) the other rights of Distribution hereunder (including, as a matter of clarification, those of USF) or under Related Agreements;

            (c) the outstanding capital stock, minute books, stock books and seals of Distribution and each of its Subsidiaries;

            (d) all claims, choses in action, causes of action and judgments with respect to any Retained Obligation;

            (e) all cash other than petty cash held at operating locations of Distribution, cash in banks, cash equivalents, bank and mutual fund accounts, deposits, investments, securities and safe deposit boxes of Distribution; provided, however, the physical lockboxes listed on Schedule 2.2 are a Purchased Asset, but for the avoidance of doubt all cash, checks or other assets in such physical lockboxes prior to the Closing Date are Retained Assets;

            (f) all of the policies of insurance of Distribution (including, as a matter of clarification, those of USF) with respect to the products, properties, assets, operations and Business of Distribution, including any policies of insurance maintained for purposes of providing benefits such as workers' compensation and employers' liability coverage (except for claims under such insurance policies to the extent such claims are covered by the procedures specified in Section 7.9);

            (g) except as set forth in Sections 7.3(h), 7.3(i), 7.3(j) and 7.3(k) all assets related to any USF Employee Benefit Plan or Vivendi Employee Benefit Plan;

            (h) the pieces of ground, together with the buildings and improvements thereon, and all easements, rights and privileges appurtenant thereto, for the real property located at the corner of Texas and Metcalf Streets, Thomasville, Georgia and for the real property commonly known as 1828 Metcalf Avenue, Thomasville, Georgia;

            (i) the Thomasville, Georgia hangar facility and the related personal property and leases for real and personal property associated therewith;

            (j) all of the rights of Distribution under the Contracts related to the Receivables Purchase Facility;

            (k) in accordance with Section 7.1, all of the Reserved Names;

            (1) all of the rights of Distribution under the Contracts related to the disposition of its former Subsidiary, Fife Industrial Pipe Company; and

            (m) for the avoidance of doubt only, the AS400 of USF located in the data center of Distribution in Thomasville, Georgia.

      2.3 ASSUMPTION OF OBLIGATIONS. Except for the Retained Obligations set forth in Section 2.4 and except as otherwise specifically set forth in this Agreement, at the Closing Buyer shall assume and agree to perform, pay or discharge, when due, to the extent not theretofore performed, paid or discharged, all of the Liabilities of Distribution, existing on or before the Closing Date or arising out of any transactions entered into, or any state of facts existing, on or prior to the Closing Date (collectively, the "ASSUMED OBLIGATIONS") pursuant to an assignment and assumption agreement in form and substance reasonably satisfactory to Distribution and Buyer. The Assumed Obligations shall include Liabilities:

            (a) arising from claims against Distribution or its predecessors in respect of defective products allegedly sold or distributed by Distribution or its predecessors prior to or on the Closing Date, except for Asbestos Liabilities ("PRODUCT CLAIMS");

            (b) arising from claims against Distribution or its predecessors made in respect of Contracts included in the Assumed Obligations;

            (c) for Taxes, other than Income Taxes, franchise Taxes and payroll Taxes (collectively "ASSUMED TAXES");

            (d) for post-retirement medical and dental insurance benefits assumed by Distribution upon the acquisition of Sidener Supply Company to the extent provided to Affected Employees;

            (e) for obligations of Buyer pursuant to Section 7.3; and

            (f) for withdrawal liability associated with the Central States Southeast and Southwest Areas Pension Fund that arises as a result of Distribution's termination of contributions to such fund as a result of the consummation of the transactions contemplated by this Agreement.

      2.4 RETAINED OBLIGATIONS. Distribution shall retain and Buyer shall not assume or in any way undertake to pay, perform, satisfy or discharge Liabilities (collectively, the "RETAINED OBLIGATIONS"):

            (a) arising out of any transaction or obligation incurred by Distribution on or after the Closing Date;

            (b) for or in connection with any dividends, distributions, or redemptions with respect to any security of Distribution or its Subsidiaries;

            (c) for the operations, activities and Liabilities of the Subsidiaries of Distribution, including Grupo Davis;

            (d) except as set forth in Section 7.6, for expenses and fees incident to or arising out of the negotiation, preparation, approval or authorization of this Agreement and the consummation of the transactions contemplated hereby, including all legal and accounting fees and all brokers or finders fees or commissions payable by Distribution (including, as a matter of clarification, those by USF);

            (e) for any Asbestos Liabilities;

            (f) for the Installment Note dated June 3, 1996 in the principal amount of $1,759,738 executed by Distribution (successor to Pacific Water Works Supply Co., Inc.) in favor of Donald M. Barclay, with a maturity date of June 1,2006;

            (g) for Income Taxes, franchise Taxes and payroll Taxes of Distribution (collectively, "RETAINED TAXES");

            (h) for any liabilities, obligations, benefits, premiums, contributions or amounts payable under any USF Employee Benefit Plan or any Vivendi Employee Benefit Plan, the administration thereof or any distributions or benefits due thereunder (other than vacation, sick leave and other accrued paid time off and other amounts payable by Buyer as an Assumed Obligation);

            (i) for payments in respect of covered medical and dental claims consistent with the provisions of Section 7.3(d), and long-term disability benefits consistent with the provisions of Section 7.3(f);

            (j) for the obligations of Distribution under the Contracts related to the disposition of its former Subsidiary, Fife Industrial Pipe Company;

            (k) for all workers compensation claims made by any current or former employees of Distribution with respect to conditions or occurrences arising before the Closing Date;

            (1) which are eligible for insurance coverage (and USF and Distribution covenant to use commercially reasonable efforts to pursue such coverage) under USF's or Distribution's general liability, automobile and all other Policies covering occurrences arising prior to the Closing Date (provided, however, the amount of deductibles with respect to such Policies for claims made in connection with such Liabilities are not a Retained Obligation), and for the avoidance of doubt to the extent any such Liability is not eligible for coverage, then such Liability shall be an Assumed Obligation and shall be subject to Section 7.9;

            (m) for obligations of Distribution under the Contracts related to the Receivables Purchase Facility;

            (n) for all obligations related to the Retained Assets;

            (o) for post retirement medical and dental insurance benefits assumed by Distribution upon the acquisition of Sidener Supply Company, to the extent provided to former Distribution employees; and

            (p) for the obligations and matters related to the Foster Utilities, Inc. litigation set forth on Schedule 3.9.

      2.5 PURCHASE PRICE. The aggregate purchase price for the Purchased Assets shall be $620 million (the "PURCHASE PRICE"), as such price may be adjusted in accordance with the provisions hereof, including Section 2.8, plus the assumption of the Assumed Obligations.

      2.6 CLOSING. Unless this Agreement shall have been terminated and the transactions contemplated hereby shall have been abandoned pursuant to Section 8.3, and subject to the satisfaction or waiver of all of the conditions set forth in Article VIII, the closing of the purchase and sale of the Purchased Assets and assumption of the Assumed Obligations (the "CLOSING") shall take place at 10:00 A.M., Atlanta, Georgia time, at the offices of Sutherland Asbill & Brennan LLP, 999 Peachtree Street, N.E., Atlanta, Georgia 30309, as soon as practicable, but in any event within three (3) Business Days after the last of the conditions set forth in Article VIII hereof is satisfied or waived, other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions, or at such other date, time or place as the Parties shall agree in writing and shall be effective as of 12:01 a.m. on such date (the "CLOSING DATE").

      2.7 PAYMENT. Upon the terms and subject to the conditions of this Agreement, at the Closing, Buyer shall pay the Purchase Price by (a) wire transfer of immediately available funds in the amount of $620 million to an account designated by Distribution, and (b) the assumption of the Assumed Obligations.

      2.8 PURCHASE PRICE ADJUSTMENT. After the Closing, the Purchase Price shall be adjusted by an amount (the "PURCHASE PRICE ADJUSTMENT") determined in accordance with this Section 2.8 and Section 2.9. The Purchase Price Adjustment (whether positive or negative) shall be equal to the Closing Date Working Capital minus $140 million.

      2.9 PROCEDURES FOR CALCULATING AND PAYING THE PURCHASE PRICE ADJUSTMENT.

            (a) CALCULATION. As soon as practicable after the Closing Date but in no event later than the 90th day after the Closing Date, Buyer shall prepare or cause to be prepared, and shall deliver to Distribution (i) a balance sheet of Distribution as of the Closing Date (the "CLOSING DATE BALANCE SHEET"), and
(ii) a calculation of the Closing Date Working Capital. The Closing Date Balance Sheet shall be prepared in accordance with GAAP, consistently applied, subject to the modifications and limitations set forth in the Accounting Protocol and the method of allocation and accrual of Taxes set forth in Section 3.7(c). Buyer shall thereafter provide to Distribution such supporting work papers or other supporting information as may be reasonably requested by Distribution. If Distribution shall have any objections to Buyer's calculation of the Closing Date Working Capital, including whether Buyer has applied GAAP consistent with the past practices of Distribution and in accordance with the Accounting Protocol in the preparation of the Closing Date Balance Sheet, Distribution shall notify Buyer in writing no later than thirty (30) days after delivery of the Closing Date Working Capital calculation setting forth with reasonable specificity its objections (the "OBJECTIONS"). Thereafter, Buyer and Distribution shall endeavor in good faith, for a period not to exceed 21 days from the date of delivery of such notice, to resolve the Objections.

            (b) DISPUTE RESOLUTION. If at the end of the 21 day period there are any unresolved Objections, Distribution and Buyer shall submit the calculation and resolution of such unresolved Objections to an independent public accounting firm of recognized national standing in the United States that they agree upon in writing; provided, however, that any issues concerning legal interpretation of the meaning of any provision of this Agreement as it relates to the determination of the Closing Date Working Capital, including the Accounting Protocol, shall be resolved exclusively in accordance with the arbitration provisions set forth in Section 10.9. If Buyer and Distribution have not agreed on an independent public accounting firm by the end of the 21 day period referred to above, such firm shall be selected by lot from those independent public accounting firms of recognized national standing in the United States that are willing to act and, if there are no such independent public accounting firms, from the willing independent public accounting firms of recognized regional standing in the region in which either Buyer or Distribution has its corporate headquarters (the independent public accounting firm selected pursuant to the foregoing procedures, the "ACCOUNTING MEDIATOR"). The Accounting Mediator shall be instructed to resolve the Objections and such resolution shall be (i) set forth in writing and signed by the Accounting Mediator, (ii) delivered to Buyer and Distribution as soon as practicable after the Objections are submitted to the Accounting Mediator but not later than the 30th day after such submission, (iii) made in accordance with this Agreement and (iv) conclusive and binding on the Parties on the date of delivery of such resolution. The Accounting Mediator shall only be authorized on any one issue to decide in favor of and choose the position of Buyer or Distribution or to decide upon a compromise position between the ranges presented by Buyer and Distribution to the Accounting Mediator. The Accounting Mediator shall base its decision solely upon the presentations of Buyer and Distribution to the Accounting Mediator at a hearing held before the Accounting Mediator and upon any materials made available by Buyer and Distribution and not upon independent review. If the foregoing procedure does not result in the selection of an Accounting Mediator or if the Accounting Mediator does not or is unwilling to resolve all of the Objections on or before the expiration of 30 days from the date of submission of the Objections, either Buyer or Distribution shall be entitled to apply for arbitration in accordance with the provisions set forth in
Section 10.9.

            (c) AMOUNT. Subject to the limitation imposed by Section 2.9(d), if the Purchase Price Adjustment as finally determined (whether by agreement of Buyer and Distribution, lapse of time or resolution of the Objections) is positive, Buyer shall pay to Distribution the amount of the Purchase Price Adjustment plus interest from the Closing Date to the date of payment, inclusive of each such date, at the Reference Rate. If the Purchase Price Adjustment as finally determined is negative, Distribution shall pay to Buyer the amount of the Purchase Price Adjustment plus interest for the period and at the rate described in the preceding sentence.

            (d) LIMITATION. Notwithstanding any of the provisions of this
Section 2.9 to the contrary, if the Purchase Price Adjustment (excluding interest) as calculated pursuant to this Section 2.9, as finally determined, is less than $500,000 (whether a positive value owed to Distribution or a negative value owed to Buyer), then no Purchase Price Adjustment shall be paid.

            (e) PAYMENT. Payment of the Purchase Price Adjustment plus accrued interest shall be made by Buyer or Distribution, as the case may be, to the other Party in United States Dollars by wire transfer of immediately available funds to the wire transfer address of such other Party on the fifth Business Day following the date on which the period for Objections has expired or, if any Objections are asserted, on the fifth Business Day following the date on which the procedures for resolution of the Objections in this Section 2.9 have been completed; provided, however, that any portion of the Purchase Price Adjustment that is not the subject of an Objection shall be paid on the fifth Business Day following the date on which Distribution presents its Objections to Buyer, regardless of the pendency of any Objections. The wire transfer address for such payment shall be designated by Buyer or Distribution as the case may be, by notice to the other Party on or before the second Business Day prior to the date for payment set forth above.

            (f) EFFECT ON REPRESENTATIONS AND WARRANTIES. Any amount that is included in preparing the Closing Date Balance Sheet and taken into account in computing the Purchase Price Adjustment shall not form the basis for a claim for breach of any representation or warranty under this Agreement.

      2.10 ALLOCATION OF PURCHASE PRICE. Buyer and Distribution shall mutually agree on the allocation of the Purchase Price (which, for purposes of this Section 2.10, shall include any Assumed Obligations properly treated as consideration within the meaning of Section 1060 of the Code) among the Purchased Assets, which shall be mutually adjusted by Buyer and Distribution as necessary to conform with the principles of Section 1060 of the Code. Buyer and Distribution shall use reasonable good faith efforts to mutually agree upon such allocation prior to the Closing Date, but in any event shall mutually agree upon such allocation within ninety (90) days following the Closing Date. Such agreed-upon allocation shall be set forth on Schedule 2.10, which shall then become a part of this Agreement. To the extent a Purchase Price Adjustment occurs or any indemnification claim is paid, Buyer and Distribution shall use reasonable good faith efforts to promptly mutually agree upon the appropriate adjustments to the allocations set forth on Schedule 2.10, and such modified allocations shall then be the allocations that Buyer and Distribution shall use. Unless there exists a good faith disagreement about the allocations set forth on
Schedule 2.10, Buyer and Distribution shall report the federal, state and local income and other Tax consequences of the purchase and sale contemplated hereby in a manner consistent with such allocation, as modified, and shall not take any position inconsistent therewith upon examination of any Tax Return, in any refund claim, in any Litigation or otherwise.

                                   ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF DISTRIBUTION


      As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Distribution and USF (with respect to Section 3.13 only) represents and warrants to Buyer as follows (provided, however, that all representations and warranties of Distribution and USF in this
Article III are made only with respect to the Operative Period).

      3.1 ORGANIZATION AND AUTHORITY. Distribution is a corporation duly organized, validly existing and in good standing under the Laws of the State of Georgia and has all corporate power and authority to own, operate or lease its properties and carry on its business as now conducted. Distribution has all corporate power and authority to enter into this Agreement and each Related Agreement to which it is a party and to perform its obligations hereunder and thereunder. Distribution is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned, operated or leased by it or the nature of the activities conducted by it make such qualification and good standing necessary, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.
Schedule 3.1 sets forth a list of all jurisdictions where the character of the properties owned, operated or leased by Distribution or the nature of the activities conducted by Distribution make such qualification and good standing necessary. Distribution has two

Subsidiaries, U.S. Filter Receivables Corporation, a Delaware corporation ("RECEIVABLES CORPORATION") and Grupo de Tratamiento de Aguas Davis, S.A. de C.V., a Mexican company ("GRUPO DAVIS"). Schedule 3.1 sets forth all of the issued and outstanding capital stock of each of the Subsidiaries of Distribution. Grupo Davis is an inactive company and none of the assets used in the Business are held or utilized by Grupo Davis.

      3.2 AUTHORIZATION; ENFORCEABILITY. This Agreement and each Related Agreement to which Distribution is a party has been duly executed and delivered by and constitutes the legal, valid and binding obligation of Distribution, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other Laws of general application relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement and each Related Agreement to which Distribution is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate proceedings on the part of Distribution.

      3.3 TITLE TO PURCHASED ASSETS. Upon delivery of the Purchased Assets hereunder, Buyer will acquire title thereto, free and clear of any and all Encumbrances, except Permitted Encumbrances.

      3.4 NO VIOLATION OF LAWS OR AGREEMENTS; CONSENTS.

            (a) NO VIOLATION OF LAWS OR AGREEMENTS. Except as set forth on
Schedule 6.3, neither the execution and delivery by Distribution of this Agreement and each Related Agreement to which Distribution is a party, the consummation of the transactions contemplated hereby or thereby, nor the compliance with or fulfillment of the terms, conditions or provisions hereof or thereof by Distribution:

                  (i) violates any provision of the Governing Documents of Distribution or;

                  (ii) conflicts with, breaches, constitutes a default or an event of default under any of the terms of, results in the termination of, accelerates the maturity of or creates any Encumbrance on any asset or property of Distribution under, any lease, license, indenture, mortgage or any other Contract to which Distribution is a party or by which any of its assets may be bound or affected, the result of which would have a Material Adverse Effect; or

                  (iii) subject to the making of the filings required under the HSR Act, violates any Law to which Distribution is subject or by which any asset of Distribution is bound or affected, the result of which would have a Material Adverse Effect.

            (b) CONSENTS. Other than filings required in compliance with the provisions of the HSR Act, and such consents, approvals, authorizations, registrations or filings the failure of which to obtain or make would not have a Material Adverse Effect, and except as set forth on Schedule 6.3, no consent, approval or authorization of, or registration or filing with, any Person is required in connection with the execution or delivery by Distribution of this Agreement or any

Related Agreement to which Distribution is a party or the consummation by Distribution of the transactions contemplated hereby or thereby.

      3.5 FINANCIAL STATEMENTS. The audited consolidated balance sheets as of December 31, 200l and December 31, 2000, the unaudited consolidated balance sheet as of June 30, 2002, and the audited consolidated income statements and statements of cash flows for the years ended December 31, 2001 and December 31, 2000 and the nine-month period ended December 31, 1999, for Distribution (collectively, the "FINANCIAL STATEMENTS") have been delivered to Buyer and are attached hereto as Schedule 3.5. The Financial Statements (i) have been prepared in accordance with GAAP on a consistent basis throughout the indicated period, except that net long term receivables due from USF are classified as shareholders equity and except that the Financial Statements do not reflect a pushdown of goodwill related to the acquisition of USF by Vivendi S.A., and (ii) present fairly in all material respects the financial condition and results of operation of Distribution at the dates and for the relevant periods indicated, subject in the case of unaudited Financial Statements to normal year-end adjustments and to the omission of footnotes. The audited consolidated balance sheet of Distribution as of December 31, 200l included in the Financial Statements shall be referred to herein as the "BALANCE SHEET," and December 31, 2001 shall be referred to herein as the "BALANCE SHEET DATE."

      3.6 NO CHANGES. Except as set forth on Schedule 3.6 or as contemplated by this Agreement, since the Balance Sheet Date Distribution has conducted the Business only in the ordinary course and there has not been:

                  (i) any change in the assets, business, results of operations or financial condition of Distribution which constitutes or has had, individually or in the aggregate with other such changes, a Material Adverse Effect;

                  (ii) any damage or destruction to or physical loss of any asset of Distribution, whether or not covered by insurance, that has had, individually or in the aggregate with any other such damage, destruction or loss, a Material Adverse Effect;

                  (iii) any material increase in the salary, wage, commission or bonus payable by Distribution to any employee of Distribution whose total compensation as of the Balance Sheet Date exceeded $150,000 annually, except in the ordinary course of business and consistent with past business practices;

                  (iv) any material change in any method of accounting, other than as required by GAAP;

                  (v) any sale, lease or other disposition of any material assets of Distribution (other than inventory in the ordinary course of business) other than for fair value, or any condemnation or expropriation or other taking of any assets of Distribution by any Governmental Body;

                  (vi) any issuance, sale or disposition of capital stock or any other securities or grant of any options, warrants or other rights to subscribe for or purchase any capital stock or any other securities of Distribution;

                  (vii) any declaration or payment of any dividend or distribution with respect to the capital stock of Distribution or any redemption, purchase or acquisition of the capital stock of Distribution;

                  (viii) any write-offs, write-downs or write-ups of the value of any of the inventory or other assets of Distribution outside the ordinary course of business;

                  (ix) any mortgage or pledge of any material assets of Distribution, except for Permitted Encumbrances arising in the ordinary course of business;

                  (x) any creation or assumption of any Debt Obligation for borrowed money, except for Debt Obligations incurred in the ordinary course of business or pursuant to Contracts disclosed ON Schedule 3.16 or entered into in the ordinary course of business;

                  (xi) any guarantee by Distribution of any liability (whether directly, contingently or otherwise) for the obligations of any other Person, except in the ordinary course of business and except for the endorsement of negotiable instruments by Distribution in the ordinary course of business; or

                  (xii) any agreement or commitment to do any of the foregoing.

      3.7 TAXES.

            (a) AFFILIATED GROUP. Distribution is a member of an "affiliated group" (the "AFFILIATED GROUP") within the meaning of Section 1504(a) of the Code, and VNAO is the "common parent" of the Affiliated Group.

            (b) LIABILITIES. Except as set forth in Schedule 3.7(b), each member of the Affiliated Group, has:

                  (i) duly and timely filed with the appropriate federal, state, local or other taxing authorities all material Tax Returns for which Distribution could have liability for Taxes and that were required to be filed by it, and all such Tax Returns were true, correct and complete in all respects, and

                  (ii) duly and timely paid all Taxes shown to be due and payable on such Tax Returns with respect to Distribution.

Any Tax Return or Taxes for which an extension to file or pay has been obtained will be deemed to be timely if filed and paid (along with any interest or penalties with respect to such Taxes) by the date provided by any such extension.

            (c) PAYMENT OR ACCRUAL OF TAXES. Except as set forth on Schedule 3.7(c) and except for Income Taxes, franchise Taxes and payroll Taxes, (i) all Taxes of Distribution for all Tax periods ending on or prior to the Closing Date and (ii) all Taxes of Distribution for the portion of any Straddle Period ending on and including the Closing Date (each such year or period or portion thereof ending on or before the Closing Date, a "PRE-CLOSING PERIOD"), have been paid or accrued on the Balance Sheet (or will be accrued on the Closing Date Balance Sheet). For purposes of determining the proper accrual by Distribution for ad valorem property or similar Taxes for the portion of any Straddle Period ending on and including the Closing Date, the Taxes for the Straddle Period shall be apportioned between the portion of the Straddle Period ending on and including the Closing Date and the portion of the Straddle Period beginning after the Closing Date on a daily basis; provided, however, that if the transactions contemplated by this Agreement result in the reassessment of the value of any of the Purchased Assets for property Tax purposes, or the imposition of any property Taxes at a rate which is different than the rate that would have been imposed if such transactions had not occurred, then (x) the portion of such property Taxes for the portion of the Straddle Period ending on and including the Closing Date shall be determined on a daily basis, using the assessed value and Tax rate that would have applied had such transactions not occurred, and (y) the portion of such property Taxes for the portion of such Straddle Period beginning after the Closing Date shall be the total property Taxes for the Straddle Period minus the amount described in clause (x) of this sentence. For purposes of determining the proper accrual by Distribution of all Taxes not set forth in the immediately preceding sentence such accrual shall be based on the deemed closing of Distribution's books as of the Closing Date.

            (d) AUDITS; EXAMINATIONS. Except as set forth on Schedule 3.7(d):

                  (i) (A) no audit or other examination of Taxes is currently pending with respect to the Affiliated Group which audit or examination would materially adversely affect the Tax liability of Distribution; and (B) no such audit or examination has been conducted with respect to which there is any outstanding Tax liability; and

                  (ii) No member of the Affiliated Group has received any written notice of any Tax deficiency outstanding, proposed or assessed against it which Distribution could be held liable; and

                  (iii) as of the Closing Date, no statute of limitations will remain open as a result of its having been waived or extended with respect to the payment or collection of Taxes of the Affiliated Group.

            (e) AGREEMENTS. Except as set forth on Schedule 3.7(e), there are no tax sharing, allocation, indemnification or similar agreements in effect as between Distribution and any other Person (except for customary agreements to indemnify lenders or security holders in respect of Taxes).

            (f) CONSOLIDATED RETURNS. Except with respect to the Affiliated Group or as set forth on Schedule 3.7(f), Distribution has not been included in any "consolidated," "unitary," "combined" or similar Tax Return provided for under any Law with respect to Taxes for which Distribution may be liable for any taxable period for which the statute of limitations has not expired.

            (g) MISCELLANEOUS.

                  (i) Distribution is not a "foreign person" within the meaning of Section 1445 of the Code; and

                  (ii) Schedule 3.7(g) lists each jurisdiction in which Distribution is filing Tax Returns.

      3.8 RIGHTS IN ASSETS.

            (a) OWNED REAL PROPERTY. Schedule 3.8(a) sets forth a complete and accurate list of all real property owned as of the date hereof by Distribution (the "OWNED REAL PROPERTY"). Except as set forth on Schedule 3.8(a), Distribution has title to its Owned Real Property, free and clear of all Encumbrances, except for Permitted Encumbrances. No Owned Real Property or portion thereof is subject to any pending or, to Distribution's Knowledge, threatened condemnation proceeding by any Governmental Body.

            (b) LEASES OF REAL PROPERTY. Schedule 3.8(b) sets forth a complete and accurate list of all leases of real property to which Distribution is a party on the date hereof or by which Distribution is presently bound (whether as lessee or lessor) and which provides for annual base rent in excess of $50,000 (collectively, the "LEASED REAL PROPERTY"). Except as set forth on Schedule 3.8(b), Distribution is in possession of the real property covered under each lease set forth on Schedule 3.8(b) for which it is the lessee. Each lease with respect to Leased Real Property is in full force and effect and constitutes a valid and binding obligation of Distribution. No Leased Real Property or portion thereof is subject to any pending or, to Distribution's Knowledge, threatened condemnation proceeding by any Governmental Body.

            (c) PERSONAL PROPERTY. Except as set forth on Schedule 3.8(c), Distribution owns or holds under valid leases all material plant, machinery, equipment and other tangible personal property used for the conduct of its Business, subject to no Encumbrances other than Permitted Encumbrances.

            (d) SHARED FACILITIES. Except as set forth on Schedule 3.8(d), there is no office or other facility shared by Distribution and USF or any of USF's Affiliates.

            (e) ADEQUACY OF ASSETS. Except as set forth on Schedule 3.8(e), the Purchased Assets constitute all of the assets necessary to operate the Business after the Closing Date in substantially the same manner as the Business is presently conducted; provided, however, Distribution makes no representation as to the adequacy of the working capital of Distribution which is delivered at Closing.

      3.9 NO PENDING LITIGATION. Except as set forth on Schedule 3.9, no Litigation is pending or, to Distribution's Knowledge, threatened against Distribution, with respect to which there is a reasonable likelihood of a Loss not covered by insurance, which would, individually or in the aggregate, have a Material Adverse Effect.

      3.10 COMPLIANCE WITH LAW; PERMITS.

            (a) COMPLIANCE WITH LAW. Except as set forth on Schedule 3.10, Distribution is in compliance with all applicable Laws except to the extent that any noncompliance would not, individually or in the aggregate, have a Material Adverse Effect.

            (b) PERMITS. Except as set forth on Schedule 3.10, Distribution owns, holds or possesses all governmental licenses and permits (collectively, "PERMITS") that are required under applicable Laws to entitle it to own or lease, operate and use its assets and to carry on and conduct the Business as currently conducted by it, except for any Permit the absence of which would not have a Material Adverse Effect, and all such Permits are valid and in full force and effect, except for those the failure of which to be valid and in full force and effect would not have a Material Adverse Effect.

      3.11 LABOR MATTERS. Except as set forth on Schedule 3.13(b), Distribution is in compliance with all Laws applicable to it respecting employment and labor and employment practices, leased employees, terms and conditions of employment and wages and hours, equal employment opportunity and collective bargaining, except where the failure to be in compliance would not have a Material Adverse Effect. Except as set forth on Schedule 3.11, there is no collective bargaining agreement which is binding on Distribution and, to Distribution's Knowledge, there is no union organizing effort underway, pending or threatened with respect to the employees of Distribution. There are no strikes, slowdowns or work stoppages pending between Distribution and any of its employees. Distribution has not engaged in any unfair labor practices as defined in the National Labor Relations Act and there is no unfair labor practice charge or complaint against Distribution pending or, to Distribution's Knowledge, threatened before the National Relations Board or any similar state agency.

      3.12 INTELLECTUAL PROPERTY RIGHTS.

            (a) INTELLECTUAL PROPERTY ASSETS. For purposes of this Agreement, "INTELLECTUAL PROPERTY ASSETS" means:

                  (i) all trademarks and service marks which are registered or have applications to register pending that are owned by Distribution, all of which are set forth on Schedule 3.12(a)(i) (collectively, "MARKS") and, subject to the provisions of Section 7.1, the corporate name of Distribution and all fictional business names and trading names currently used by Distribution set forth on Schedule 3.12(a)(i);

                  (ii) all issued patents and patent applications owned by Distribution, all of which are set forth on Schedule 3.12(a)(ii) (collectively, "PATENTS");

                  (iii) all registered copyrights in both published works and unpublished works (including any applications appurtenant thereto) owned by Distribution, all of which are set forth on Schedule 3.12(a)(iii); and

                  (iv) subject to the provisions of Section 7.1, all Internet domain names owned by Distribution, all of which are set forth on Schedule 3.12(a)(iv).

            (b) RIGHTS IN INTELLECTUAL PROPERTY.

                  (i) In General. Except as set forth on Schedule 3.12(b)(i):

                        A. Distribution is the owner of all right, title and interest in the Intellectual Property Assets, free and clear of all Encumbrances (other than Permitted Encumbrances).

                        B. To Distribution's Knowledge, Distribution has not received any demand, claim or notice from any Person with respect to the Intellectual Property Assets which challenges the validity of any material Intellectual Property Asset.

                  (ii) Patents. Except as set forth on Schedule 3.12(b)(ii):

                        A. No Patent owned by Distribution is involved in any interference, reissue or reexamination proceeding.

                        B. To Distribution's Knowledge, no Patent is being infringed or threatened to be infringed.

                  (iii) Marks. Except as set forth on Schedule 3.12(b)(iii):

                        A. All Marks that have been registered with the United States Patent and Trademark Office are currently in material compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and renewal applications).

                        B. No Mark is involved in any opposition or cancellation proceeding, and, to Distribution's Knowledge, no such action is threatened with the respect to any of the Marks.

                        C. To Distribution's Knowledge, no Mark is being infringed or threatened to be infringed. To Distribution's Knowledge, none of the Marks infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

                  (iv) Intellectual Property Licenses. Distribution is the licensee under the license agreements set forth on Schedule 3.12(b)(iv), which are all of the licenses under which Distribution is a licensee of intellectual property, except for (A) any license implied by the sale of a product, (B) perpetual, paid up licenses for software programs with an individual value of less than $10,000 per license, and (C) licenses relating to other immaterial intellectual property rights, and there are no outstanding or, to Distribution's Knowledge, threatened disputes with respect to any such licenses. Except as set forth on Schedule 3.12(b)(iv), Distribution has not granted a license to use any Intellectual Property Asset.

         3.13 EMPLOYEES: EMPLOYEE RELATED AGREEMENTS AND PLANS: ERISA.

                  (a) LIST OF PLANS. Set forth on Schedule 3.13(a) is an accurate and complete list of all USF Employee Benefit Plans and all Vivendi Employee Benefit Plans. Distribution has no liabilities under any "employee benefit plan" (within the meaning of Section 3(3) of ERISA) other than those listed on Schedule 3.13(a).

                  (b) STATUS OF PLANS.

                        (i) Except as set forth on Schedule 3.13(b), each USF Employee Benefit Plan (including any related trust) complies in form and has been maintained and operated in accordance with the requirements of all applicable Laws, including ERISA and the Code, and each USF Employee Benefit Plan (in each case, including any related trust) has been maintained and operated in substantial compliance with its terms. Except as set forth on
Schedule 3.13(b), no complete or partial termination (described in Section 41l(d)(3) of the Code) of any USF Employee Benefit Plan has occurred or is expected to occur. No USF Employee Benefit Plan is a plan described in Section 4063(a) of ERISA.

                        (ii) Except as disclosed on Schedule 3.13(b), the Vivendi Employee Benefit Plans are the only plans maintained by Vivendi Environment S.A. or Vivendi Universal S.A. which benefit employees of Distribution and none of such plans is subject to ERISA. Except for payroll tax obligations which may arise upon exercise of certain Vivendi Employee Benefit Plans, Distribution has no obligations in respect of, or any unfunded liabilities pursuant to, any Vivendi Employee Benefit Plan.

                  (c) LIABILITIES.

                        (i) No USF Employee Benefit Plan is subject to Title IV of ERISA or Section 412 of the Code.

                        (ii) Each USF Employee Benefit Plan which is a "group health plan" (as such term is defined in Section 5000(b)(l) of the Code or Section 607(l) of ERISA) has been administered and operated in substantial compliance with the applicable requirements of Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code ("COBRA"), and Distribution is not subject to any liability, including additional contributions, fines, taxes, penalties or Loss of tax deduction as a result of the administration and operation of any such USF Employee Benefit Plan. No USF Employee Benefit Plan which is such a group health plan is a "multiple employer welfare arrangement," within the meaning of Section 3(40) of ERISA. Each USF Employee Benefit Plan that is intended to meet the requirements of Section 125 of the Code meets such requirements in all material respects, and each program of benefits for which employee contributions are provided pursuant to elections under any USF Employee Benefit Plan meets the requirements of the Code applicable thereto.

                        (iii) Except as set forth on Schedule 3.13(c)(iii), no USF Employee Benefit Plan (whether qualified or non-qualified under Section 401(a) of the Code) provides for post-employment or retiree health, life insurance and/or other welfare benefits, and Distribution has no obligation under any USF Employee Benefit Plan to provide any such benefits to any retired or former employees or active employees following such employees' retirement or termination of service except as required by COBRA or any similar state law. Distribution has no unfunded liabilities pursuant to any USF Employee Benefit Plan that is not intended to be qualified under Section 401(a) of the Code.

                        (iv) Distribution has not incurred any liability or civil penalty under Section 409, 502(i) or 502(1) of ERISA or liability for any tax or excise tax arising under Chapter 43 or Section 6652 of the Code with respect to any USF Employee Benefit Plan and no event has occurred and no condition or circumstance exists that could reasonably be expected to give rise to any such liability with respect to any USF Employee Benefit Plan.

                        (v) There are no actions, suits or claims pending or, to Distribution's Knowledge, threatened against or with respect to any USF Employee Benefit Plan or the assets of any such plan (other than routine claims for benefits and appeals of denied routine claims), and no civil or criminal action brought pursuant to the provisions of Title I, Subtitle B, Part 5 of ERISA is pending or, to Distribution's Knowledge, threatened against Distribution or, to Distribution's Knowledge, any fiduciary of any USF Employee Benefit Plan with respect to any USF Employee Benefit Plan. USF has not received any written notice that any USF Employee Benefit Plan or any fiduciary thereof is presently the direct or indirect subject of an audit, investigation or examination by any governmental or quasi-governmental agency.

                        (vi) Except as shown on Schedule 3.13(c)(vi), Distribution has no liabilities (actual or contingent) with respect to any USF Employee Benefit Plan.

                  (d) CONTRIBUTIONS. Except as set forth on Schedule 3.13(d),
(i) USF and Distribution have, in respect of the United States Filter Corporation Retirement Savings Plan, and (ii) Distribution has in respect to all other USF Employee Benefit Plans, made full and timely payment of all amounts required to be paid by it as contributions or premiums.

                  (e) TAX QUALIFICATION. Each USF Employee Benefit Plan intended to be qualified under Section 401(a) of the Code, as currently in effect, is the subject of a favorable determination letter issued by the Internal Revenue Service and the remedial amendment period described in Section 401(b) of the Code applicable to any amendment of any such USF Employee Benefit Plan adopted after the date of such letter has not expired. Each trust established in connection with any USF Employee Benefit Plan which is intended to be exempt from federal income taxation under Section 501(a) of the Code, as currently in effect, is the subject of a favorable determination letter issued by the Internal Revenue Service and the remedial amendment period described in Section 401(b) of the Code applicable to any amendment of any such USF Employee Benefit Plan adopted after the date of such letter has not expired. Since the date of each most recent determination letter referred to in this paragraph (e), no event has occurred and no condition or circumstance exists that has resulted or is reasonably likely to result in the revocation of any such determination letter or that is reasonably likely to adversely affect the qualified status of any such USF Employee Benefit Plan or the exempt status of any such trust.

                  (f) TRANSACTIONS. Neither USF, Distribution nor any of their respective directors, officers or employees or, to Distribution's Knowledge, other Persons who participate in the operation of any USF Employee Benefit Plan or related trust or funding vehicle, has engaged in any transaction with respect to any USF Employee Benefit Plan, or breached any applicable fiduciary responsibilities or obligations under Title I of ERISA that would subject any of them to a tax, penalty or liability for prohibited transactions or breach of any obligations under ERISA or the Code or would result in any claim being made under, by or on behalf of any such USF Employee Benefit Plan by any party with standing to make such claim.

                  (g) DOCUMENTS. True and complete copies of the United States Filter Corporation Retirement Savings Plan, all amendments to such plan, the most recent IRS determination letter, obtained with respect to such plan, the trust agreement applicable to such plan, the most recent annual report on Form 5500 for such plan, and the United States Filter Corporation Section 125 Flexible Benefit Plan have previously been provided to Buyer.

                  (h) EMPLOYEES.

                        (i) To Distribution's Knowledge, Schedule 3.13(h) sets forth a list of all employees of Distribution with annual base cash compensation in excess of $150,000 as of the Balance Sheet Date, their annual base salaries and their job titles.

                        (ii) During the last two (2) years, Distribution has not effectuated (A) a "plant closing" (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of Distribution; or (B) a "mass layoff" (as defined in the WARN Act) affecting any site of employment or facility of Distribution, except in material compliance with the requirements of the WARN Act.

                  (i) AGREEMENTS AND PLANS. Except as described in Schedule 3.13(a) or Schedule 3.13(i), Distribution is not a party to or bound by any written:

                        (i) plan or agreement with any employee that cannot be unilaterally terminated with notice of 90 or fewer days without liability to Distribution or that entitles the employee to receive any salary continuation or severance payment (in excess of USF's or Distribution's standard severance policy) or retain any specified position with Distribution;

                        (ii) agreement with any officer or director (other than employment agreements disclosed in response to clause (i) or excluded from the scope of clause (i)) of Distribution;

                        (iii) stock option, stock purchase, bonus or other incentive plan or agreement; or

                        (iv) agreement which requires Distribution to make any payment to any officer, director or employee of Distribution as a result of the transactions contemplated by this Agreement, including any "change in control" provisions or agreements.

                  (j) NO MULTIEMPLOYER PLANS; WITHDRAWAL LIABILITY. Schedule 3.13(j) sets forth each Multiemployer Plan in which Distribution participates in and the estimated withdrawal liability provided by the plan's administrator based upon a 2002 plan year withdrawal. Except as set forth on Schedule 3.13(j), Distribution does not contribute, nor is it obligated to contribute. to any Multiemployer Plan and Distribution has not contributed, or had an obligation to contribute, to any such plan during the six-year period ending on the Closing Date.

         3.14 ENVIRONMENTAL MATTERS. Except as provided on Schedule 3.14:

                  (a) COMPLIANCE. During the Operative Period and, to Distribution's Knowledge, from January 1, 1992 to the beginning of the Operative Period, Distribution has complied and is in compliance with all applicable Environmental Laws (including Permits required under Environmental Laws), except where the failure to so operate in compliance would not have a Material Adverse Effect.

                  (b) CLAIMS. There are no pending or, to Distribution's Knowledge, threatened actions, suits, claims or proceedings by or before any Governmental Body directed against Distribution that pertain to (i) any obligations or liabilities under any applicable Environmental Law; or (ii) violations of any Environmental Law.

                  (c) PERMITS. All Permits required to be obtained or filed by Distribution under all Environmental Laws in connection with the Business have been duly obtained or filed and are in full force and effect.

                  (d) NOTICE. Distribution (i) has not received written notice of any material violation of, or any currently outstanding material liability or obligation under, any Environmental Law or that any existing Permit that was obtained under any Environmental Law is to be revoked or suspended by any Governmental Body; or (ii) is not currently operating or required to be operating under, or subject to any outstanding compliance order, decree or agreement, any consent decree, order or agreement, or corrective action decree, order or agreement issued or entered into under, or pertaining to matters regulated by, any Environmental Law.

                  (e) STORAGE TANKS. Distribution does not own or operate any underground storage tanks other than those disclosed on Schedule 3.14 and no such underground tanks are in material violation of any Environmental Law.

                  (f) LISTED PROPERTIES. None of the Owned Property is listed on the National Priorities List pursuant to CERCLA, or to Distribution's Knowledge on an equivalent state list of sites required to be investigated or cleaned up under an Environmental Law.

                  (g) HAZARDOUS MATERIALS. During the Operative Period and, to Distribution's Knowledge, from January 1, 1992 to the beginning of the Operative Period, (i) no Person has treated, stored, disposed of, transported to, or released any Hazardous Materials on, under or from any Owned Real Property or any Leased Real Property, except in material compliance with Environmental Laws applicable to such property and (ii) neither Distribution nor any of its predecessors has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any Hazardous Materials, or owned or operated any property or facility (and no such property or facility is contaminated by any Hazardous Materials), so as to give rise to material liabilities or obligations to Distribution or Buyer pursuant to Environmental Laws.

                  (h) REQUIRED NOTICE OR CONSENT. No notice or other filing, consent or approval is required under any Environmental Law as a prerequisite to the transfer of the Purchased Assets to Buyer.

                  (i) DISCLOSURE OF ENVIRONMENTAL DOCUMENTS. To Distribution's Knowledge, Distribution has provided to Buyer access to all material environmental audits and reports relating to the current and former operations and facilities of Distribution, which are in the possession of Distribution or USF.

         3.15 INTENTIONALLY OMITTED.

         3.16 MATERIAL CONTRACTS. Schedule 3.16 sets forth a list of all currently active Contracts of Distribution in the following categories: (a) each partnership, limited liability company or joint venture agreement, (b) each Contract (i) under which Distribution has created, incurred, assumed or guaranteed Debt Obligations or (ii) whereby Distribution has an obligation to make an investment in or loan to any Person, (c) each Contract (or group of related Contracts between identical parties) that commits Distribution to purchase a minimum of $500,000 of goods and/or services on an annual basis, (d) each Contract (or group of related Contracts between identical parties) that commits Distribution to sell a minimum of $500,OOO of goods and/or services on an annual basis, (e) each Contract containing covenants restricting or limiting the freedom of Distribution to engage in any line of business, other than (x) sales agency or distributor agreements which limit the territorial rights of Distribution with respect to specific products or product lines; and (y) confidentiality agreements in respect of business combination or acquisition inquiries; or (f) each Contract between Distribution and USF or its Subsidiaries, other than purchase orders entered into on market terms. Except as set forth on Schedule 3.16, (1) each such Contract is (A) a valid and binding obligation of Distribution and (B) to Distribution's Knowledge, a valid and binding obligation of each other party thereto, and (2)(A) Distribution is not in material breach thereof or material default thereunder (and to Distribution's Knowledge no event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default) and (B) to Distribution's Knowledge, no other party to any such Contract is in material breach thereof or material default thereunder.

         3.17 INTENTIONALLY OMITTED.

         3.18 INSURANCE.

                  (a) POLICIES. Schedule 3.18 sets forth a list of the policies of insurance currently maintained by USF or Distribution with respect to the products, properties, assets, operations and Business of Distribution (including any policies of insurance maintained for purposes of providing benefits such as workers' compensation and employers' liability coverage) (collectively, the "POLICIES"). All such Policies are in full force and effect. All premiums due on such Policies have been paid and no notice of cancellation or termination or intent to cancel has been received by USF or Distribution with respect to such Policies.

                  (b) CLAIMS. Schedule 3.18 sets forth a list of all pending claims (including with respect to insurance obtained but not currently maintained) and the claims history for Distribution for the preceding five (5) years (including with respect to insurance obtained but not currently maintained).

         3.19 ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth on
Schedule 3.19, there exist no liabilities, whether absolute or contingent, of Distribution which would be required to be reflected, reserved for or disclosed in a consolidated balance sheet of Distribution prepared as of the date of this Agreement in accordance with GAAP and consistent with the Balance Sheet, other than (i) liabilities that are reflected, reserved for or disclosed in the Financial Statements, (ii) liabilities incurred in the ordinary course of business since the Balance Sheet Date, (iii) liabilities, the incurrence of which is not proscribed by Section 6.5 or which are reflected in Schedule 6.5, incurred from the date of this Agreement until the Closing Date, (iv) liabilities for Income Taxes and franchise Taxes which are the responsibility of USF pursuant to Section 7.2, or (v) liabilities for items disclosed on the Schedules by Distribution hereto which on their face a reasonable person would ascertain as liabilities or contingent liabilities.

         3.20 DISCLAIMER OF WARRANTIES. EXCEPT AS TO THOSE MATTERS EXPRESSLY COVERED BY THE REPRESENTATIONS AND WARRANTIES IN THIS AGREEMENT, DISTRIBUTION DISCLAIMS ALL OTHER WARRANTIES, REPRESENTATIONS AND GUARANTIES, WHETHER EXPRESS OR IMPLIED.

                                   ARTICLE IV
                      REPRESENTATIONS AND WARRANTIES OF USF

         As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, USF represents and warrants to Buyer as follows.

         4.1 ORGANIZATION AND AUTHORITY. USF is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all corporate power and authority to own, operate or lease its properties and carry on its business as now conducted. USF has all corporate power and authority to enter into this Agreement and each Related Agreement to which USF is a party and to perform its obligations hereunder and thereunder. Distribution is a wholly owned Subsidiary of USF.

         4.2 AUTHORIZATION; ENFORCEABILITY. This Agreement and each Related Agreement to which USF is a party has been duly executed and delivered by and constitutes the legal, valid and binding obligation of USF, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other Laws of general application relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement and each Related Agreement to which USF is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate proceedings on the part of USF.

         4.3 NO VIOLATION OF LAWS OR AGREEMENTS; CONSENTS.

                  (a) NO VIOLATION OF LAWS OR AGREEMENTS. Neither the execution and delivery by USF of this Agreement and each Related Agreement to which USF is a party the consummation of the transactions contemplated hereby and thereby, nor the compliance with or fulfillment of the terms, conditions or provisions hereof and thereof by USF:

                        (i) violates any provision of the Governing Documents of USF or;

                        (ii) conflicts with, breaches, constitutes a default or an event of default under any of the terms of, results in the termination of, accelerates the maturity of or creates any Encumbrance on any asset or property of USF under, any lease, license, indenture, mortgage or any other contract to which USF is a party or by which any of its assets may be bound or affected, the result of which would have a Material Adverse Effect; or

                        (iii) subject to the making of the filings required under the HSR Act, violates any Law to which USF is subject or by which any asset of USF is bound or affected, the result of which would have a Material Adverse Effect.

                  (b) CONSENTS. Other than filings required in compliance with the provisions of the HSR Act, and such consents, approvals, authorizations, registrations or filings the failure of which to obtain or make would not have a Material Adverse Effect, and except as set forth on Schedule 6.3, no consent, approval or authorization of, or registration or filing with, any Person is required in connection with the execution or delivery by USF of this Agreement and any Related Agreement to which USF is a party or the consummation by USF of the transactions contemplated hereby or thereby.

         4.4 BROKERS, FINDERS, ETC. Except as set forth on Schedule 4.4, neither USF nor any Affiliate of USF has employed, nor is any of them subject to any valid claim of liability or obligation to, any broker, finder, consultant or other intermediary in connection with the transactions contemplated by this Agreement who might be entitled to a fee or commission in connection therewith. USF is solely responsible for any payment, fee or commission that may be due to the parties listed on Schedule 4.4 in connection with the transactions contemplated hereby.

         4.5 DISCLAIMER OF WARRANTIES. EXCEPT AS TO THOSE MATTERS EXPRESSLY COVERED BY THE REPRESENTATIONS AND WARRANTIES IN SECTION 3.13 AND THIS ARTICLE IV, USF DISCLAIMS ALL OTHER WARRANTIES, REPRESENTATIONS AND GUARANTIES, WHETHER EXPRESS OR IMPLIED.

                                    ARTICLE V
                       REPRESENTATIONS AND WARRANTIES OF BUYER

                  As an inducement to USF and Distribution to enter into this Agreement and consummate the transactions contemplated hereby, Buyer represents and warrants to USF and Distribution, as follows:

         5.1 ORGANIZATION. Buyer is a corporation validly existing and in good standing under the Laws of its state of incorporation, and has the corporate power and authority to own, operate or lease its properties, carry on its business, enter into this Agreement and each Related Agreement to which Buyer is a party and perform its obligations hereunder and thereunder.

         5.2 AUTHORIZATION; ENFORCEABILITY. The execution and delivery of this Agreement and each Related Agreement to which Buyer is a party and the consummation of the transactions contemplated hereby and thereunder have been duly and validly authorized by all necessary corporate proceedings on the part of Buyer and constitute the legal, valid and binding obligations of Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other Laws of general application relating to or affecting creditors' rights and to general equity principles.

         5.3 NO VIOLATION OF LAWS; CONSENTS; CREDITORS. Neither the execution and delivery of this Agreement and each Related Agreement to which Buyer is a party the consummation of the transactions contemplated hereby and thereunder nor the compliance with or fulfillment of the terms, conditions or provisions hereof and thereof by Buyer will: (i) violate any provision of the Governing Documents of Buyer, or (ii) subject to the making of the filing required under the HSR Act, violate any Law to which Buyer is subject or by which any of its assets may be bound or affected the result of which would have a material adverse effect on the financial condition, operation or business of the Buyer or on the ability of Buyer to fulfill its obligations under this Agreement. Except for the expiration of any applicable waiting periods under the HSR Act, no consent, approval or authorization of, or registration or filing with, any Person is required in connection with the execution or delivery by Buyer of this Agreement or any Related Agreement to which Buyer is a party or the consummation by Buyer of the transactions contemplated hereby or thereby, except for such consents, approvals, authorizations, registrations or filings, the failure of which to obtain or make would not have a material adverse effect on the financial condition, operation or business of Buyer or on the ability of Buyer to fulfill its obligations under this Agreement. Except for Liabilities in connection with the transactions contemplated herein and by documents referred to herein, including the Commitment Letters, Buyer has no creditors or Liabilities.

         5.4 NO PENDING LITIGATION OR PROCEEDINGS. No Litigation is pending against or affecting or, to the knowledge of Buyer, threatened against Buyer in connection with any of the transactions contemplated by this Agreement. There is presently no outstanding judgment, decree or order of any Governmental Body against or affecting Buyer in connection with the transactions contemplated by this Agreement.

         5.5 BROKERS. FINDERS. ETC. Except as set forth on Schedule 5.5, neither Buyer nor any of its Affiliates has employed, nor is any of them subject to any valid claim of liability or obligation to, any broker, finder, consultant or other intermediary in connection with the transactions contemplated by this Agreement who might be entitled to a fee or commission in connection therewith. Buyer is solely responsible for any payment, fee or commission that may be due to the parties listed on Schedule 5.5 in connection with the transactions contemplated hereby.

         5.6 FINANCIAL ABILITY. Complete and correct copies of the Commitment Letters are attached as Exhibit A and the funding commitments thereunder are in amounts sufficient to enable Buyer to consummate the transactions contemplated by this Agreement.

                                   ARTICLE VI
                          ACTIONS PRIOR TO CLOSING DATE

         Distribution and Buyer covenant and agree to take the following actions between the date hereof and the Closing Date:

         6.1 ACCESS TO INFORMATION

                  (a) ACCESS BY BUYER. USF and Distribution shall permit the officers, employees and authorized representatives of Buyer (including investment bankers, independent public accountants, representatives of financing sources and attorneys) to have reasonable access during normal business hours upon reasonable advance notice to the offices, properties and senior managers of Distribution and USF employees (if in possession of information related to the Business of Distribution), and the business and financial records of Distribution and USF (if related to the Business of Distribution) (to the extent that they are not trade secrets or otherwise competitively sensitive), to the extent Buyer shall reasonably deem necessary or desirable in connection with the transactions contemplated hereby, and shall furnish to Buyer or its authorized representatives such additional information concerning Distribution as shall be reasonably requested; provided, however, that:

                        (i) Neither USF nor Distribution shall be required to violate any obligation of confidentiality to which USF or Distribution is subject in discharging its obligations pursuant to this Section 6.1; and

                        (ii) Such investigation shall be conducted in such a manner as not to interfere unreasonably with the operations of USF or any of its Subsidiaries, including Distribution.

                  (b) NOTICE OF BREACH. If in the course of any investigation, Buyer discovers any breach of any representation or warranty contained in this Agreement, or any circumstance or condition that upon Closing would constitute a breach of a representation, warranty or covenant, Buyer covenants that it will promptly inform Distribution in writing of the nature of such breach, provided that no such notice shall constitute a waiver of such breach.

         6.2 NOTIFICATIONS. Distribution and Buyer shall promptly notify the other in writing of any action, suit, proceeding or investigation that shall be instituted or threatened against such Party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement. Distribution and Buyer shall promptly notify the other in writing of any action, suit, proceeding or investigation that may be threatened or asserted in writing, brought or commenced against Distribution or Buyer, as the case may be, that would have been listed in Schedule 3.9 or disclosed under Section 5.4, as the case may be, if such action, suit, proceeding or investigation had arisen prior to the date hereof.

         6.3 CONSENTS OF THIRD PARTIES. Distribution and Buyer shall each use commercially reasonable efforts to secure, before the Closing Date, in form and substance reasonably satisfactory to each other, any consent, approval or waiver required to be obtained from any Person with respect to any Contract to which Distribution is a party and which Distribution and Buyer have identified on
Schedule 6.3. If such consent, approval or waiver cannot be obtained, Distribution shall cooperate in any commercially reasonable arrangement designed to obtain for the Buyer the material benefits, privileges and obligations of the applicable Contract. Notwithstanding any other provision of this Section to the contrary, no Party shall have any obligation to offer or pay any consideration in order to obtain any such consent, approval or waiver.

         6.4 FILINGS UNDER THE HSR ACT.

                  (a) GENERAL. The Parties acknowledge that the transactions contemplated by this Agreement require filings with the FTC and the Antitrust Division under the HSR Act.

                  (b) CONSENTS: APPROVALS. Distribution and Buyer shall each use its reasonable best efforts to obtain and to cooperate with each other in order to obtain all consents, waivers, approvals, authorizations or orders and to make all filings (including the filings under the HSR Act and all other filings with Governmental Bodies) lawfully required to be obtained from or filed with all applicable Governmental Bodies in connection with the authorization, execution and delivery of this Agreement by the Parties and the consummation by them of the transactions contemplated hereby. Distribution and Buyer shall (i) file or cause to be filed, as promptly as practicable but in no event later than the seventh Business Day after the execution and delivery of this Agreement, with the FTC and the Antitrust Division, all reports and other documents required to be filed under the HSR Act concerning the transactions contemplated hereby and
(ii) promptly comply with or cause to be complied with any requests by the FTC and the Antitrust Division for additional information concerning such transactions, in each case so that the waiting period applicable to this Agreement and the transactions contemplated hereby shall expire as soon as practicable after the execution and delivery of this Agreement. Distribution and Buyer shall each furnish to the other all information about such Party or its Affiliates required to be included in any application or other filing to be made by such other Party pursuant to the rules and regulations of any Governmental Body in connection with the transactions contemplated by this Agreement. In furtherance and not in limitation of the agreements of the Parties contained in this Section 6.4, Distribution and Buyer shall each use its reasonable best efforts to resolve such objections if any, as may be asserted by a Governmental Body or other Person with respect to the transactions contemplated hereby under any applicable

Law. In connection with the foregoing, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any applicable Law, each of Distribution and Buyer shall cooperate in all respects with the other and use its respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement.

         6.5 OPERATIONS PRIOR TO CLOSING DATE.

                  (a) PROHIBITIONS. Except (x) as set forth on Schedule 6.5, (y) as otherwise contemplated by this Agreement or (z) with the consent of Buyer (which consent will not be unreasonably withheld or delayed), from and after the date of this Agreement until the Closing Date, Distribution shall:

                        (i) operate the Business in the ordinary course in accordance with past practices and in material compliance with all Laws;

                        (ii) not grant any bonus to any employee or implement any material change in the rates of salaries or compensation of the employees of Distribution, except in accordance with any Contracts in effect on the date hereof or regularly scheduled periodic increases and bonuses consistent with prior practices;

                        (iii) not institute any material change in any profit-sharing, bonus, incentive, deferred compensation, insurance, pension, retirement, medical, hospital, disability, welfare or other employee benefit plan with respect to the employees of Distribution, except as may be required to comply with Law or Contracts in effect on the date hereof and except in connection with modifications made to any USF Employee Benefit Plan or Vivendi Employee Benefit Plan;

                        (iv) not amend the Governing Documents of Distribution or enter into any merger, consolidation, restructuring, recapitalization, reorganization or share exchange agreement or adopt resolutions providing therefor;

                        (v) not sell, pledge, dispose of or encumber any assets of Distribution (except for (A) sales of inventory in the ordinary course of business and in a manner consistent with past practices, (B) dispositions of obsolete or worthless assets, and (C) sales of immaterial assets for fair value not in excess of $1,000,000 in the aggregate);

                        (vi) not (A) issue, sell, split, combine, reclassify, pledge, dispose of or encumber, or authorize the issuance, sale, pledge, disposition or encumbrance of, any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock, or any other ownership interest in Distribution;
(B) repurchase, redeem or otherwise acquire any securities of Distribution; or
(C) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing a liquidation or dissolution of Distribution;

                        (vii) not take any action to change accounting policies or procedures (including accounting, bookkeeping, and operating procedures with respect to revenue recognition, payments of accounts payable and collection of accounts receivable) except as required by a change in GAAP occurring after the date hereof;

                        (viii) not pay, discharge or satisfy any claims or liabilities (absolute, accrued, asserted or unasserted, contingent or otherwise) of Distribution in excess of $1,000,000 in the aggregate, other than the payment, discharge or satisfaction of liabilities in the ordinary course of business and consistent with past practices;

                        (ix) not acquire, by merger or consolidating with, or by purchasing any portion of the equity interests or assets of, or by any other manner, any business or any Person; and

                        (x) except in the ordinary course of business, consistent with past practice, not incur any indebtedness for borrowed money or assume, guarantee, endorse or otherwise become responsible for the obligations of any other Person or make any loans or advances to any Person.

                  (b) NO AGREEMENTS. Neither USF nor Distribution shall enter into any agreement to do any of the actions prohibited by Sections 6.5(a)(i) through (a)(x).

         6.6 NEGOTIATIONS. Until the Closing or until this Agreement is terminated, USF and Distribution and their respective officers, directors, employees, agents, Affiliates and advisors shall deal exclusively with Buyer, and shall not solicit or enter into any discussions or negotiations with, furnish or cause to be furnished any information concerning the Business to or enter into an agreement with any Person (other than Buyer, its employees, agents, advisors, authorized representatives or other Persons designated by Buyer), in each case in connection with any proposed acquisition of the Business by any Person other than Buyer, including any direct or indirect acquisition or purchase of assets or any equity interests of Distribution or any recapitalization, merger, consolidation, business combination, or similar transaction involving the Business or Distribution.

         6.7 GUARANTY AND SURETY OBLIGATIONS. Schedule 6.7 sets forth a list of all guaranties, letters of credit and surety bonds outstanding as of the date of this Agreement issued for the benefit of Distribution. Such Schedule will be supplemented as required from time to time prior to the Closing Date. Buyer shall use commercially reasonable efforts to obtain at its own cost and expense the release of any and all such surety bonds for which the underlying project is not complete, guaranties or letters of credit which are listed on Schedule 6.7 as of the date hereof or added to Schedule 6.7 after the date hereof. In the event Buyer has not obtained the release of any such surety bonds, guaranties or letters of credit by the Closing Date, then Buyer shall deliver a letter of credit reasonably acceptable to USF in an amount equal to twenty-five percent (25%) of the cost to complete under any surety bonds and twenty-five percent (25%) of the amount outstanding under any guaranties and letters of credit. Such letter of credit delivered to USF shall remain in place until Buyer obtains the release of all such surety bonds, guaranties and letters of credit. Distribution shall use good faith efforts to promptly inform

Buyer before guaranties, letters of credit and surety bonds are issued in support of Distribution's obligations following the date of this Agreement and shall promptly notify Buyer after such guaranties, letters of credit and surety bonds have been so issued. USF and Distribution shall use commercially reasonable efforts to cooperate with Buyer in facilitating Buyer's completing its obligations hereunder.

         6.8 TERMINATION OF RECEIVABLES PURCHASE FACILITY. Prior to the Closing, Distribution shall cause the Receivables Purchase Facility to be terminated. Upon termination of the Receivables Purchase Facility, Distribution will be placed in substantially the same position with respect to its ownership and control of its then outstanding trade accounts receivable that it would have been in had it never entered into the Receivables Purchase Facility.

         6.9 FINANCIAL AND BANKING INFORMATION. Buyer shall provide to Distribution on a confidential basis all such information as is reasonably requested by Distribution to evidence Buyer's ability to finance and consummate the transactions contemplated by this Agreement.

         6.10 FINANCING. Buyer shall use its commercially reasonable efforts, taking into account the size and nature of the transactions contemplated herein, to perform and comply with all obligations and conditions required by the Commitment Letters to be performed or satisfied by Buyer prior to, at and as of the Closing Date. Distribution will direct its accountants and other third parties necessary to consummate the financing contemplated by the Commitment Letters to cooperate with Buyer.

                                   ARTICLE VII
                              ADDITIONAL AGREEMENTS

         7.1 USE OF NAMES.

                  (a) TRADE NAMES, TRADEMARKS AND DOMAIN NAMES. Notwithstanding any provision of Section 3.12 to the contrary, Distribution is not conveying any ownership rights to Buyer for, or licensing Buyer to use, any of the trade names, trademarks, service marks, service names, assumed names, brand names or Internet domain names of USF or any of its Affiliates, including the rights to the name "USF," "U.S. Filter," "US Filter," "USFilter," "United States Filter Corp.," "United States Filter Corporation" or any derivation or variation thereof or any corporate name which includes any of the foregoing names (all such names together the "RESERVED NAMES") and after the Closing Buyer shall:

                        (i) promptly (but in no event later than 90 days after the Closing) destroy all stocks of written, printed or other graphic materials in its possession or control that use or embody any names or marks of USF or any of its Affiliates, including the Reserved Names or modify such materials to remove or cover over any such names or marks; and

                        (ii) promptly (but in no event later than 30 days after the Closing) remove or cause to be removed any links from any of Distribution's websites on the World Wide Web to any website maintained by or on behalf of USF or its Affiliates (other than Distribution) and cease the use of any metatags utilizing any Reserved Name or any confusingly similar word or phrase to direct traffic to a website not owned by the owner of the Reserved Names.

                  (b) CORPORATE NAMES. It is expressly understood and agreed by the Parties that Buyer shall not undertake any business using, or otherwise act in, the Reserved Names following the Closing Date.

                  (c) ADDITIONAL REMEDIES. If Buyer violates any of its obligations under this Section 7.1, Distribution may proceed against it law or in equity for such damages or other relief as a court may deem appropriate. Buyer acknowledges that a violation of this Section 7.1 may cause USF and its Subsidiaries irreparable harm which may not be adequately compensated for by money damages. Buyer therefore agrees that in the event of any actual or threatened violation of this Section 7.1, Distribution shall be entitled, in addition to other remedies that it may have, to a temporary restraining order and to preliminary and final injunctive relief against Buyer to prevent any violations of this Section 7.1, without the necessity of posting a bond.

         7.2 TAX MATTERS.

                  (a) TAX RETURNS.

                        (i) USF shall have the exclusive authority and obligation on behalf of Distribution to prepare, execute and timely file, or cause to be prepared, executed and timely filed, all Tax Returns with respect to Retained Taxes.

                        (ii) Buyer shall have the exclusive authority and obligation to prepare and timely file, or cause to be prepared and timely filed, all Tax Returns which are due after the Closing Date with respect to Assumed Taxes. Any Tax Return prepared by Buyer with respect to a Pre-Closing Period shall be prepared by treating items on such Tax Return in a manner consistent with the prior practices and positions of Distribution unless such treatment is no longer permitted by applicable Law. With respect to any such Tax Return which includes a Pre-Closing Period for which Distribution may be required to indemnify Buyer under Article IX as a result of a breach of a representation or warranty, Buyer shall provide Distribution with a draft copy of such Tax Return and an opportunity to review and comment on such Tax Return at least thirty (30) days prior to the date for filing such Tax Return. Distribution shall not be obligated to provide any indemnification for Taxes with respect to any Pre-Closing Period if Buyer fails to provide Distribution with such opportunity to review and comment on a Tax Return prior to its filing to the extent that Distribution is actually prejudiced with respect thereto. Buyer shall in good faith take into account such comments in its preparation of such Tax Returns.

                  (b) TAX AUDITS. Distribution shall promptly notify Buyer upon receipt by Distribution or any of its Affiliates of notice of any pending or threatened Tax audits, examinations, notices of deficiency or other adjustments, assessments or redeterminations relating to Assumed Taxes ("ASSUMED TAX MATTERS"). Buyer shall have responsibility for handling, and shall have the right to control, contest, resolve and defend against, any Assumed Tax Matters; provided, however, that with respect to any Assumed Tax Matter for which Distribution may be required to indemnify Buyer under Article IX as a result of a breach of a representation or warranty, (A) Buyer shall keep Distribution informed with respect to the commencement, status and nature of such Assumed Tax Matter and (B) neither Buyer nor any of its Affiliates shall agree to any deficiency, adjustment, assessment or redetermination, or enter into any settlement of or otherwise compromise any such Assumed Tax Matter, without the prior written consent of Distribution, which consent shall not be unreasonably withheld or delayed.

                  (c) POWERS OF ATTORNEY. Distribution shall execute and provide to Buyer such powers of attorney or other forms of authorization as may be necessary in order for Buyer to perform its obligations under Sections 7.2(a)(ii) or 7.2(b).

                  (d) ASSISTANCE AND COOPERATION. After the Closing Date, each of USF and Buyer shall (and shall cause their respective Affiliates, including Distribution, to):

                        (i) assist the other Party in preparing any Tax Returns which such other Party is responsible for preparing and filing in accordance with Section 7.2(a); provided, however, the obligation of USF and its Affiliates shall only extend to the date which is two (2) years following the date on which the Tax Returns are due for the relevant Straddle Period;

                        (ii) upon reasonable notice and without undue interruption to the business of such Party or Distribution, provide access during normal business hours to the books and records of such Party relating to the Taxes of Distribution prior to the Closing Date and for the Straddle Period; and

                        (iii) furnish the other with copies of all correspondence received from any taxing authority in connection with any Tax matter or information request with respect to any taxable period for which the other may have a liability.

                  (e) Distribution shall deliver to Buyer at the Closing a certificate complying with the Code and Treasury Regulations, in form and substance satisfactory to Buyer, duly executed and acknowledged, certifying that the transactions contemplated hereby are exempt from withholding under Section 1445 of the Code.

         7.3 EMPLOYEES AND EMPLOYEE BENEFIT PLANS.

                  (a) LEASING OF AFFECTED EMPLOYEES. Pursuant to the terms of the Employee Leasing Agreement, Distribution shall continue to employ employees of Distribution following the Closing Date through the last day of the Transition Period. The obligations of Distribution and Buyer pursuant to this
Section 7.3 shall be subject to the terms and conditions of the Employee Leasing Agreement.

                  (b) NOTICE TO EMPLOYEES. Effective as of the end of the day immediately preceding the last day of the Transition Period, Distribution shall terminate the employment of all employees who are then employed by Distribution ("AFFECTED EMPLOYEES"). Effective as of the day immediately following the last day of the Transition Period, Buyer shall make offers of employment to all Affected Employees which shall include paying Affected Employees who are hired by Buyer the same salary or hourly rate of pay as was paid to such Affected Employees by Distribution as of the last day of the Transition Period and permitting Affected Employees who are hired by Buyer to participate in all Buyer Benefit Programs as of the day immediately following the last day of the Transition Period. Subject to the provisions of this Section 7.3, on or prior to the last day of the Transition Period, Buyer and Distribution shall jointly give notice to all Affected Employees that all benefits previously provided to the Affected employees under the USF Employee Benefit Plans are discontinued as of the conclusion of the Transition Period with respect to such Affected Employees and will be replaced by the employee benefit plans of the Buyer (the "BUYER BENEFIT PROGRAMS") for Affected Employees who are hired by Buyer, The Buyer Benefit Programs shall be reasonably comparable to the USF Employee Benefit Plans as Previously provided to Affected Employees. Such notice shall also inform the Affected Employees of the effect of the transaction contemplated by this Agreement on the Vivendi Employee Benefit Plans. Subject to the provisions of this Section 7.3, Buyer may amend or terminate the Buyer Benefit Programs at any time for any reason.

                  (c) CREDIT FOR PRIOR SERVICE. Buyer agrees that the Affected Employees who are hired by Buyer shall be credited with their length of service with Distribution and USF and its Subsidiaries under the policies of the Buyer and for all purposes under the Buyer Benefit Programs (other than for purposes of benefit accrual under a pension plan as defined in Section 3(2) of ERISA and early retirement subsidies under a defined benefit plan as defined in Section 3(35) of ERISA) after the Transition Period.

                  (d) VACATION: SICK LEAVE. Buyer shall take responsibility for and cause to be paid in the normal course of business the vacation pay of all Affected Employees who are hired by Buyer for all days of vacation to which each such employee was entitled under USF's or Distribution's vacation pay policy as of the last day of the Transition Period. For purposes of computing eligibility for, and the amount of, vacation or holiday pay of Affected Employees who are hired by Buyer, employment of such employees by Distribution or USF or any of its Subsidiaries as of the conclusion of the Transition Period shall be taken into account to the same extent as if it had been employment by Buyer. Buyer shall credit all Affected Employees who are hired by Buyer with all days of accrued sick leave to which such employees were entitled as of the last day of the Transition Period under USF's or Distribution's sick leave policy as of the last day of the Transition Period.

                  (e) MEDICAL AND DENTAL CLAIMS. USF or Distribution shall be responsible for all liabilities and the payment of all covered medical and dental claims or expenses actually incurred by any employee of Distribution (or covered dependent of any employee of Distribution) (i) prior to the Closing Date and (ii) during a continuous period of hospitalization which commences prior to the Closing Date and ends after the Closing Date, and in each such case, Buyer shall not assume nor shall Buyer be responsible for any liability with respect to such claims or expenses. The rights and obligations of USF, Distribution and Buyer with respect to covered medical and dental claims or expenses actually incurred by any employee of Distribution (or covered dependent of any employee of Distribution) on or after the Closing Date and through the last day of the Transition Period shall be as set forth in the Employee Leasing Agreement. Neither USF nor Distribution shall have any responsibility for any liability or the payment of any covered medical and dental claims or expenses actually incurred by any Affected Employee (or covered dependent of any Affected Employee) after the last day of the Transition Period.

                  (f) COBRA. USF or Distribution shall be responsible for providing any employee of Distribution whose "qualifying event" within the meaning of COBRA occurs prior to the Closing Date (and such employee's "qualified beneficiaries" within the meaning of COBRA) and for providing any "qualified beneficiaries" of such employee whose "qualifying event" occurs prior to the Closing Date with COBRA continuation coverage. The rights and obligations of USF, Distribution and Buyer with respect to COBRA for any employee of Distribution whose qualifying event occurs on or after the Closing Date and on or before the last day of the Transition Period (and such employee's qualified beneficiaries) and for providing any qualified beneficiaries of such employee whose qualifying event occurs on or after the Closing Date on or before the last day of the Transition Period shall be as set forth in the Employee Leasing Agreement. Neither USF nor Distribution shall have any responsibility with respect to COBRA for any Affected Employee whose qualifying event occurs after the last day of the Transition Period (and such Affected Employee's qualified beneficiaries) or for any qualified beneficiaries of such Affected Employee whose qualifying event occurs after the last day of the Transition Period.

                  (g) DISABILITY. Distribution shall be responsible for any long-term disability benefits for any employee of Distribution who becomes disabled (within the meaning of the applicable disability policy) prior to the Closing Date including any long-term disability benefits for any such employee who had qualified for short-term disability benefits prior to the Closing Date and who subsequently qualifies for long-term disability benefits as a consequence of the same injury or disability. Subject to the terms of the Employee Leasing Agreement, Buyer shall be responsible for short-term disability benefits for those employees of Distribution or Affected Employees who became or become disabled prior to, on or after the Closing Date, and, except as set forth in the preceding sentence, long-term disability benefits.

                  (h) WARN ACT. Buyer shall be responsible for all liabilities or obligations under the WARN Act resulting from Buyer's actions following the Transition Period.

                  (i) TRANSFER FROM THE USF 401(k) PLAN. As of a date (the "ACCOUNT TRANSFER DATE") as soon as practicable after the last day of the Transition Period, USF shall cause to be transferred from the USF 401(k) Plan to the 401(k) plan sponsored by the Buyer (the "BUYER'S 401(k) PLAN") cash or property acceptable to Buyer in an amount equal to the aggregate balances of all Affected Employees who are participants in the USF 401(k) Plan as of such Account Transfer Date, including actual investment earnings or losses through the Account Transfer Date (the "TRANSFERRED ASSETS"), except (x) all promissory notes reflecting participant loans to Affected Employees outstanding as of such Account Transfer Date shall be transferred in kind and (y) any amounts as to which withdrawal requests have been duly submitted prior to such transfer shall be paid by the USF 401(k) Plan to Affected Employees in accordance with ERISA and the Code and the terms of the USF 401(k) Plan. As of the Account Transfer Date, Buyer shall assume all liabilities applicable to Affected Employees under the USF 401(k) Plan to pay benefits, consistent with the terms of the USF 401(k) Plan, equal to the amount transferred. In the event any Affected Employee has a qualified domestic relations order pending or approved in the USF 401(k) Plan at the time of transfer, all documentation concerning such qualified domestic relations order shall be assigned to the Buyer's 401(k) Plan. USF and the Buyer agree to cooperate fully with respect to any governmental filings, including but not limited to the filing of any Internal Revenue Service Form 5310A reporting obligations, information and procedures necessary to effect the transactions contemplated by this Section 7.3(i). Pending the transfer of the Transferred Assets, the accounts of the Affected Employees shall remain in the trust fund for the USF 401(k) Plan and USF shall cause the trustee of the USF 401(k) Plan to pay any current benefits or make any distributions to Affected Employees, including such benefits as may be payable to Affected Employees on account of termination of employment with Distribution, as they become due. USF and Buyer agree to provide each other with such records and information as they may reasonably request relating to their respective obligations under this Section 7.3 or the administration of the USF 401(k) Plan or the Buyer 401(k) Plan.

                  (j) USF FLEXIBLE BENEFIT PLAN. If the last day of the Transition Period occurs prior to December 31, 2002, the Buyer shall immediately thereafter adopt a cafeteria plan under Section 125 of the Code and under such plan shall honor claims by Affected Employees with respect to deferrals made by such Affected Employees during the 2002 plan year under the United States Filter Corporation Section 125 Flexible Benefit Plan; provided, however, that as soon as reasonably practicable after such date, USF shall transfer to Buyer all amounts that USF has received in respect of such deferrals, net of any amounts previously paid out by USF to Affected Employees with respect to eligible medical and dependent care expenses incurred in the 2002 plan year.

                  (k) USF MANAGEMENT DEFERRED COMPENSATION PLAN. Effective as of the day immediately following the last day of the Transition Period, Buyer shall establish an employee benefit plan for the benefit of those Affected Employees who participate in the USF Management Deferred Compensation Plan (the "DEFERRED COMPENSATION PLAN") AS of the last day of the Transition Period pursuant to which Buyer shall assume the obligations of USF under the Deferred Compensation Plan as of the last day of the Transition Period with respect to such Affected Employees and shall establish a rabbi trust (as defined in Internal Revenue Service Revenue Procedure 92-64, 1992-2 C.B. 422) (the "BUYER RABBI TRUST") to fund benefits under such plan. As a condition of Buyer's assuming such obligations, and subject to receipt by USF of the Deferred Compensation Plan Transfer Amount (as defined below), USF shall cause the trustee of the rabbi trust established in connection with the USF Deferred Compensation Plan (the "USF RABBI TRUST") to transfer to the trustee of the Buyer Rabbi Trust assets equal to Distribution's liability under the Deferred Compensation Plan to such Affected Employees as of the last day of the Transition Period. USF's obligation to cause the transfer of such assets shall be subject to the prior receipt by USF of cash equal to the aggregate amount of all compensation withheld by Distribution in respect of the Deferred Compensation Plan from such Affected Employees on or before the last day of the Transition Period that has not been forwarded to USF (the "DEFERRED COMPENSATION PLAN TRANSFER AMOUNT"). As of the last day of the Transition Period, Buyer shall have no liabilities with respect to the Deferred Compensation Plan except to provide benefits equal to liabilities assumed by Buyer pursuant to this Section 7.3(k). Buyer acknowledges that the assets to be transferred from the USF Rabbi Trust to the Buyer's Rabbi Trust pursuant to this Section 7.3(k) may consist of insurance policies on the lives of the Affected Employees. To the extent that the cash surrender value of such insurance policies is less than the obligations assumed by Buyer under this
Section 7.3(k), USF shall pay sufficient additional amounts to the Buyer Rabbi Trust as are required to make the amount of the assets & transferred equal to the amount of the obligations assumed. To the extent that the cash surrender value of such insurance policies is greater than the obligations assumed by Buyer under this Section 7.3(k) Buyer shall pay to USF such amount as shall be necessary to make the amount of the assets transferred equal to the amount of the obligations assumed.

         7.4 MULTIEMPLOYER PLAN. Distribution contributes to the Central
States Southeast and Southwest Areas Pension Fund (the "CENTRAL STATES FUND"). The parties hereto acknowledge that the transactions contemplated by this Agreement would cause a complete withdrawal by Distribution and the controlled group (within the meaning of Section 3(14)(A) of ERISA) of which Distribution is a member (the "DISTRIBUTION CONTROLLED GROUP") from the Central States Fund and could, therefore, result in the imposition of withdrawal liability against the Distribution Controlled Group in accordance with Section 4203 of ERISA. The parties hereby intend to forestall the imposition of withdrawal liability against the Distribution Controlled Group by complying with Section 4204 of ERISA, as follows:

                  (i) Effective as of the Closing, Buyer shall assume an obligation to contribute to the Central States Fund with respect to the Business for substantially the same number of contribution base units (within the meaning of Section 4001(a)(l) of ERISA) for which the Distribution Controlled Group had an obligation to contribute as of the Closing.

                  (ii) Buyer shall provide to the Central States Fund, for a period of five plan years commencing with the first plan year beginning after the Closing, a bond issued by a corporate surety company that is an acceptable surety for purposes of Section 412 of ERISA, or an amount held in escrow by a bank or similar financial institution satisfactory to the Central States Fund, in an amount equal to the greater of (A) the average annual contribution required to be made by the Distribution Controlled Group with respect to the Business for the three plan years preceding the plan year in which the sale of the assets of the Business hereunder occurs, or (B) the annual contribution that the Distribution Controlled Group was required to make with respect to the Business for the last plan year before the plan year in which the sale of the Purchased Assets. Notwithstanding the foregoing, (i) the foregoing bond or escrow shall not be required if Buyer can demonstrate to the satisfaction of the Central States Fund that the exception to the bond or escrow requirement described in Pension Benefit guaranty Corporation ("PBGC") Regulation Section 4204.12 or 4204.13 applies and (ii) the foregoing bond or escrow shall not be required or may be terminated prior to expiration of the five plan year period described above if Buyer can obtain a variance from the Central States Fund or the PBGC in accordance with PBGC Regulation Section 4204.11.

                  (iii) The bond or escrow described in Section 7.4(ii), if any, shall be paid to the Central States Fund if Buyer withdraws from the Central States Fund, or fails to make a contribution to the Central States Fund when due, at any time during the first five plan years beginning after the Closing.

                  (iv) If Buyer withdraws from the Central States Fund in a complete withdrawal (within the meaning of Section 4203 of ERISA), or a partial withdrawal (within the meaning of Section 4205 of ERISA), with respect to the Business during the five plan year period described in Section 7.4(ii), each member of the Distribution Controlled Group, including USF and Distribution, shall be secondarily liable for any withdrawal liability that the Distribution Controlled Group would have had with respect to the Central States Fund (but for this Section 7.4 and Section 4204 of ERISA) if the withdrawal liability of Buyer with respect to the Central States Fund is not paid. Accordingly, if Buyer withdraws from the Central States Fund before the last day of such five plan year period, and fails to make any withdrawal liability payment when due, then Distribution shall pay to the Central States Fund an amount equal to the payment which would have been due from the Distribution Controlled Group but for this Section
         7.4 and Section 4204 of ERISA.

                  (v) If all, or substantially all, of the Distribution Controlled Group's assets are distributed subsequent to the Closing and before the end of the five plan year period described in Section 7.4(ii), or if the Distribution Controlled Group is liquidated during such period, then Distribution shall provide a bond or amount in escrow equal to the present value of the withdrawal liability the Distribution Controlled Group would have had but for this Section 7.4 and Section 4204 of ERISA. If only a portion of the Distribution Controlled Group's assets are distributed during such period, then a bond or escrow shall be required, in accordance with regulations prescribed by the PBGC, in a manner consistent with the preceding sentence.

                  (vi) The liability of the Party furnishing a bond or escrow under this Section 7.4 shall be reduced upon payment of the bond or escrow to the Central States Fund, by the amount thereof.

                  (vii) Any withdrawal liability of Buyer with respect to the Central States Fund shall be determined as if Buyer had been required to contribute to the Central States Fund, in the plan year in which the Closing occurs and the four plan years preceding the Closing the amount that the Distribution Controlled Group was required to contribute for such five plan years.

                  (viii) Buyer shall indemnify USF, Distribution and each member of the Distribution Controlled Group, and any Related Party, for any losses or expenses (including without limitation reasonable attorney's fees and expenses) which USF, Distribution or any member of the Distribution Controlled Group may incur (A) as a result of Buyer's complete or partial withdrawal from the Central States Fund, including any liability pursuant to Section 7.4(iv), or (B) with respect to any bond or escrow that may be required pursuant to Section 7.4(v).

                  (ix) Notwithstanding any other provision of this Agreement, the provisions of this Section 7.4 shall survive the Closing.

                  (x) This Section 7.4 shall be interpreted in a manner consistent with the intention of the Parties that Section 4204 of ERISA shall apply to any withdrawal by the Distribution Controlled Group from the Central States Fund that may result from the transactions contemplated by this Agreement. The Parties shall cooperate with each other to the extent reasonably necessary to effectuate the foregoing intent and to Secure the acknowledgement by the Central States Fund of the applicability of
         Section 4204 of ERISA to any such withdrawal or the availability of any variance or exemption described in PBGC Regulation Sections
         4204.11, 4204.12 or 4204.13.

         7.5 NO PUBLIC ANNOUNCEMENT. Neither Buyer, nor Distribution, nor their respective Affiliates shall, without the written approval of the other Parties (which approval shall not be unreasonably withheld), make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such Person shall be so obligated by Law, in which case the other Parties to this Agreement shall be advised and the Parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with applicable accounting and disclosure obligations of any Governmental Body or the rules of any stock exchange (but to the extent practicable, each Party shall be given an opportunity to provide comment to any such communication or disclosure).

         7.6 EXPENSES. Except as otherwise specifically provided in this Agreement, each Party will pay all costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel, investment banker and independent public accountants and the filing fees payable in connection with each Party's respective filing required by the HSR Act (provided, however, that Buyer shall pay (i) all fees and expenses of accountants in excess of $72,000 for the matters set forth on Schedule 7.6 incurred by USF or Distribution in order to meet the conditions of the Commitment Letters, and (ii) upon prior notice and approval (which approval will not be unreasonably withheld) the other incremental fees and expenses of accountants and the fees and expenses of other third parties, incurred by Distribution or USF in order to meet the conditions of the Commitment Letters). All transfer taxes, costs and expenses, including the costs of surveys, environmental studies and title insurance, incurred in connection with the transfer of the Purchased Assets shall be paid by Buyer.

         7.7 BOOKS AND RECORDS. From and after the Closing Date, each of Distribution and Buyer shall maintain copies of all books and records retained by Distribution, on the one hand, or acquired by Buyer as part of the Purchased Assets, on the other hand, and shall not destroy any of such books and records for a period of seven (7) years following the Closing Date without first allowing the other Party, at such other Party's expense, to make copies of the same. During that seven year period, Distribution and Buyer shall (i) grant to the other Party and such other Party's representatives reasonable cooperation, access and staff assistance at all reasonable times and upon reasonable notice to all such books and records (including workpapers and correspondence with taxing authorities) that are not otherwise protected by legal privilege, (ii) afford the other Party and its representatives the right, at such other Party's expense, to take extracts therefrom and to make copies thereof, and (iii) provide the other Party access to employees, all to the extent reasonably necessary or appropriate for general business purposes, including the preparation of Tax returns and the handling of Tax audits, disputes and litigation.

The granting of access to books, records, information and personnel pursuant to this Section 7.7 shall at all times be made on a confidential basis.

         7.8 SOLVENCY. Except as otherwise expressly provided for herein or as expressly consented to in writing by Buyer, for a period of ten (10) years following the Closing Date, Distribution shall, and USF shall cause Distribution to:

                  (a) maintain the corporate existence of Distribution and not voluntarily liquidate or dissolve Distribution; and

                  (b) ensure that Distribution shall have funds sufficient to enable it to pay its debts, obligations and other liabilities, including the Retained Obligations and its indemnification obligations hereunder, as and when they become due.

         7.9 POLICY CLAIMS. In the event of a claim with respect to the Purchased Assets or Assumed Obligations arising from an occurrence on or prior to the Closing Date for which Buyer believes coverage may be available under a Policy, Buyer shall provide Distribution with prompt notice of such claim and, subject to the terms of the applicable Policy, shall be entitled to pursue such claim under the Policy. USF and Distribution shall use reasonable commercial efforts (and shall use additional efforts to the extent all costs and expenses associated with such additional efforts are paid or reimbursed by Buyer) to cooperate with Buyer in connection with submitting such claim under an applicable Policy and in pursuing coverage of such claim under such Policy and USF and Distribution shall promptly remit any insurance proceeds received (net of any third party expenses incurred) with respect to such claim to Buyer.

         7.10 NON-COMPETITION AND NON-SOLICITATION.

                  (a) AGREEMENT NOT TO COMPETE. Except as provided in Section 7.1(c), USF agrees that during the Non-Compete Period, it shall not, and shall cause each of its Subsidiaries (so long as they remain Subsidiaries of USF) not to, engage in a Prohibited Activity anywhere in the Territory.

                  (b) DEFINITIONS. For purposes of this Section 7.10, the following terms shall have the meaning set forth below:

                  "NON-COMPETE PERIOD" means the period from the Closing Date until twenty-four (24) months after the Closing Date.

                  "PROHIBITED ACTIVITY" means the purchase and resale to contractors and end-users of pipes, fittings, valves, meters, hydrants, and other components to build or repair water and wastewater collection and distribution systems.

                  "TERRITORY" means the United States of America.

                  (c) PERMITTED ACTIVITIES. Notwithstanding any other provision of this Section 7.10 to the contrary, during the Non-Compete Period the Parties agree that USF and each

Subsidiary of USF may at any time engage in any or all of the following activities anywhere in the Territory:

                        (i) directly or indirectly acquire, including by way of a purchase of assets or securities or by way of merger or consolidation, any Person or business (such Person or business, an "ACQUIRED BUSINESS") engaged in any Prohibited Activity, if less than fifteen percent (15%) of the consolidated gross revenues of such Acquired Business during the last completed fiscal year of such Acquired Business prior to such acquisition were derived from any Prohibited Activity. USF or any Subsidiary of USF may conduct such Prohibited Activity through such Acquired Business without limitation or restriction and without regard to the provisions of this Agreement;

                        (ii) directly or indirectly acquire, including by way of a purchase of assets or securities or by way of merger or consolidation, any Acquired Business even if fifteen percent (15%) or more of the consolidated gross revenues of such Acquired Business during the last completed fiscal year of such Acquired Business prior to such acquisition were derived from any Prohibited Activity; provided that, in such event, USF shall use (or cause the Subsidiary of USF that acquired such Acquired Business to use) its commercially reasonable efforts during the Non-Compete Period to dispose (in whole or in part) of all or some business units of such Acquired Business that is then engaged in such Prohibited Activity as soon as practicable after the consummation of such acquisition, so that less than fifteen percent (15%) of the consolidated gross revenues of such Acquired Business during the fiscal year of such Acquired Business in which such acquisition occurred and thereafter during the Non-Compete Period will be derived from such Prohibited Activity;

                        (iii) form, join, enter into or participate in any partnerships, joint ventures, consortia and other relationships (including, without limitation, as a subcontractor to, or pursuant to a subcontract with, a provider engaged in any Prohibited Activity) which engage in any Prohibited Activity, so long as the goods or services contributed by USF or any of its Subsidiaries to any such partnership, joint venture, consortium or other relationship do not require USF or any such Subsidiary to directly engage in such Prohibited Activity;

                        (iv) perform under the terms of any contract or bid proposal entered into or made in the ordinary course of business by USF or its Subsidiaries on or prior to the date of this Agreement; and

                        (v) purchase and resale of pipes, fittings, valves, meters, hydrants, and other components in connection with or ancillary to the design, construction, erection, installation, repair, rehabilitation, operation or maintenance by USF of municipal, industrial or commercial water or wastewater collection, treatment, distribution or disposal equipment, facilities or systems.

                  (d) REMEDY. If USF or any of its Subsidiaries violates any of their obligations under this Section 7.10, Buyer and any of its Affiliates may proceed against any of them in law or in equity for such damages or other relief as a court may deem appropriate. USF acknowledges that a violation of this
Section 7.10 may cause Buyer or any of its Affiliates irreparable harm which may not be adequately compensated for by money damages. USF therefore agrees that in the event of any actual or threatened violation of this
Section 7.10, Buyer and any of its Affiliates shall be entitled, in addition to other remedies that they may have, to a temporary restraining order and to preliminary and final injunctive relief against USF and any of its Subsidiaries to prevent any violations of this Section 7.10.

                  (e) NON-SOLICITATION OF EMPLOYEES. For a period of twenty-four
(24) months after the Closing Date, USF and its Subsidiaries will not, directly or indirectly, (i) induce or attempt to induce any employee listed on Schedule
7.10 to leave the employ of Buyer, or (ii) employ or otherwise engage as an employee, independent contractor or otherwise, any employee listed on Schedule 7.10.

         7.11 AMERICAN EXPRESS. Buyer shall use commercially reasonable efforts to effectuate a transfer or replacement prior to the Closing Date of the American Express credit cards held by Affected Employees from the existing USF or Distribution account to an account of Buyer. If Buyer is unable to complete such transfer or replacement prior to the Closing Date Buyer shall continue to use commercially reasonable efforts to complete such transfer or replacement as promptly as possible. Following Closing and prior to the EARLIER of December 31, 2002 and the date of the completed transfer or replacement, USF shall permit the Affected Employees to continue to use the existing American Express cards, provided that Buyer shall reimburse USF for all amounts attributable to charges made by Affected Employees made following the Closing Date. Buyer will indemnify and hold harmless USF and Distribution from any and all Losses suffered by USF or Distribution relating to such charges and related fees on such American Express cards for periods following the Closing Date.

                                  ARTICLE VIII
                       CONDITIONS TO CLOSING; TERMINATION

         8.1 CONDITIONS PRECEDENT TO OBLIGATION OF BUYER. The obligation of Buyer to proceed with the Closing under this Agreement is subject to the fulfillment prior to or at the Closing of the following conditions, any one or more of which may be waived in whole or in part by Buyer acting in its sole discretion:

                  (a) BRINGDOWN OF REPRESENTATIONS AND WARRANTIES: COVENANTS. Each of the representations and warranties of Distribution and USF contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, except to the extent that ANY REPRESENTATION and warranty relates to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date and except that any representations and warranties which by their terms are qualified by materiality (including the phrases "material," "in all material respects" and "Material Adverse Effect") shall be true and correct in all respects as so qualified. Each of USF and Distribution shall have performed in all material respects each of their respective covenants and complied in all material respects with each of the provisions required by this Agreement to be performed or complied with by each of USF and Distribution at or before the Closing. Buyer shall have received a certificate of an executive officer of each of USF and Distribution dated as of the Closing Date, certifying as to the foregoing matters.

                  (b) ORDERS. No Statute, regulation or order of any Governmental Body shall be in effect that restrains or prohibits the transactions contemplated hereby.

                  (c) CONSENTS. Distribution or Buyer shall have received the consents or other approvals referred to in Section 6.3.

                  (d) ANTITRUST. All waiting periods applicable to the consummation of the Share Transfer under the HSR Act shall have expired or been terminated.

                  (e) INSTRUMENTS OF TRANSFER. Distribution shall have acknowledged and delivered to Buyer such instruments of transfer of the Purchased Assets as shall be required to vest in Buyer all of Distribution's right, title and interest in and to the Purchased Assets.

                  (f) CERTIFIED RESOLUTIONS. Each of USF and Distribution shall have delivered to Buyer a certified copy of resolutions of its respective board of directors approving this Agreement and the transactions contemplated hereby.

                  (g) OPINION OF COUNSEL TO DISTRIBUTION. Buyer shall have received an opinion dated the Closing Date from Sutherland Asbill & Brennan LLP, counsel to Distribution, in form and substance reasonably satisfactory to the Buyer (and Buyer shall reasonably agree to a portion of such opinion being delivered by USF's internal legal counsel).

                  (h) RELATED AGREEMENTS. USF and Distribution each shall have executed and delivered to Buyer the Related Agreements to which each of USF and Distribution is a party.

                  (i) FINANCING. Buyer shall have received not less than an aggregate of $450 million in proceeds from debt financing on substantially the terms and conditions set forth in the Commitment Letters.

                  (j) CERTIFICATION. KPMG shall have delivered a letter, based upon their having performed specified procedures with respect to the calculation of Pro Forma EBITDA of Distribution for the 12 month period ended as of the last day of the most recently completed calendar quarter prior to the Closing Date for which financial statements of Distribution were furnished to Buyer in connection with the debt financing contemplated by the Commitment Letters (which procedures may include agreeing specified components of Pro Forma EBITDA of Distribution to the books and records of Distribution, confirming that the types of adjustments REFLECTED in Pro Forma EBITDA of Distribution are in accordance with the provisions of Article XI of Regulation S-X under the Securities Act, and recomputing Pro Forma EBITDA of Distribution); provided, that in the event such 12 month period ends as of June 30, 2002, such letter shall be to the effect that Pro Forma EBITDA of Distribution was $90.1 million or greater.

                  (k) GUARANTY. USF shall have delivered to Buyer the Guaranty of Vivendi Environnement, S.A. substantially in the form of Exhibit B, together with an opinion of the general counsel of Vivendi Environnement, S.A. reasonably acceptable to Buyer.

         8.2 CONDITIONS PRECEDENT TO OBLIGATION OF USF AND DISTRIBUTION. The obligation of USF and Distribution to proceed with the Closing under this Agreement is subject to the fulfillment prior to or at closing of the following conditions, any one or more of which may be waived in whole or in part by USF and Distribution acting in their sole discretion:

                  (a) BRINGDOWN OF REPRESENTATIONS AND WARRANTIES; COVENANTS. Each of the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date, except to the extent that any representation and warranty relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date and except that any representations and warranties which by their terms are qualified by materiality (including the phases "material," "in all material respects" and "Material Adverse Effect") shall be true and correct in all respects as so qualified. Buyer shall have delivered the Purchase Price and performed in all material respects each of the covenants and complied in all material respects with each of the provisions required by this Agreement to be performed or complied with by it at or before the Closing. USF and Distribution shall have received a certificate of an executive officer of Buyer dated as of the Closing Date, certifying as to the foregoing matters.

                  (b) ORDERS. No statute, regulation or order of any Governmental Body shall be in effect that restrains or prohibits the transactions contemplated hereby.

                  (c) ANTITRUST. All waiting periods applicable to the consummation of the Share Transfer under the HSR Act shall have expired or been terminated.

                  (d) ASSUMPTION OF ASSUMED OBLIGATIONS. Buyer shall have acknowledged and delivered to Distribution such instruments of transfer relating to the Assumed Obligations as shall be necessary for Buyer to assume all of the Assumed Obligations.

                  (e) OPINION OF COUNSEL TO BUYER. Distribution shall have received an opinion dated the Closing Date from O'Melveny & Myers LLP, counsel to Buyer, in form and substance reasonably satisfactory to Distribution.

                  (f) RELATED AGREEMENTS. Buyer shall have executed and delivered to USF and Distribution the Related Agreements to which Buyer is a party.

         8.3 TERMINATION.

                  (a) TERMINATION OF AGREEMENT. This Agreement may be terminated at any time prior to the Closing by: (i) mutual consent of Buyer and Distribution; (ii) Buyer, if any of the conditions specified in Section 8.1 hereof shall not have been fulfilled by March 31, 2003 and shall not have been waived by Buyer; (iii) Distribution, if any of the conditions specified in
Section 8.2 hereof shall not have been fulfilled by March 31, 2003 and shall not have been waived by Distribution; or (iv) by either Distribution or Buyer if a Governmental Body shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action having the effect of permanently restraining, enjoining or otherwise prohibiting the transfer of the Purchased Assets and assumption of the Assumed Obligations. If this Agreement is validly terminated pursuant to this Section 8.3(a), this Agreement will thereafter be null and void, and there will be no liability or obligation on the part of USF, Distribution or Buyer (or any Related Parties of any of them) except as provided in Section 8.3(b) or Section 8.3(c) and except that Section 7.5 and Section 7.6 shall survive any such termination.

                  (b) REMEDIES. In the event of termination of this Agreement pursuant to clause (i) or clause (iv) of the preceding Section 8.3(a), no Party shall be liable to another Party for any breach hereof. In the event of termination of this Agreement by either Buyer or Distribution pursuant to clause
(ii) or (iii) of the preceding Section 8.3(a), Distribution and USF, on a joint and several basis, on the one hand, and Buyer, on the other hand, shall be liable to the other for any breach hereof by such Party, which breach led to such termination. Subject to the limitations in Section 9.4, Buyer and Distribution shall be entitled to seek any remedy to which such Party may be entitled at law or in equity in the event of such termination, which remedies shall include injunctive relief and specific performance.

                  (c) LIMITATIONS. Notwithstanding the foregoing, in the event that this Agreement is terminated by one Party pursuant to clause (ii) or (iii) of the first sentence of subsection (a) solely as a result of a failure by another Party to satisfy a condition set forth in Article VIII, which condition did not constitute a representation or warranty or a covenant of such other Party and which failure could not have been reasonably anticipated by such other Party and was beyond the reasonable control of such other Party, then no Party shall have any remedy against the other Parties in connection with such termination.

                                   ARTICLE IX
                                 INDEMNIFICATION

         9.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Subject to the provisions of this Article IX, the representations and warranties of Distribution contained in Article III, of USF contained in Section 3.13 and
Article IV, and of the Buyer contained in Article V shall survive for a period of eighteen (18) months after the Closing Date and no claims shall be made by any Indemnified Party (as hereinafter defined) under this Section 9.1 thereafter. Notwithstanding the foregoing, (a) any such representation or warranty as to which a claim relating thereto is asserted in writing (which states with specificity the basis therefor) in accordance with Section 9.3 during such survival period shall, with respect only to such claim, continue in force and effect beyond such survival period pending resolution of such claim,
(b) the representations and warranties of Distribution set forth in Sections 3.3 shall survive forever, (c) the representations and warranties of Distribution set forth in Section 3.7 shall survive until the expiration of the relevant statute of limitations, (d) the representations and warranties of Distribution set forth in Section 3.14 shall survive until the third anniversary of the Closing Date; (e) the representations and warranties of USF set forth in Section
4.4 shall survive forever, and (f) the representations and warranties of Buyer set forth in Section 5.5 shall survive forever.

         9.2 GENERAL INDEMNIFICATION. If the transactions contemplated hereby occur at the Closing, subject to the provisions of Section 9.1:

                  (a) INDEMNIFICATION BY USF AND DISTRIBUTION. USF and Distribution each hereby agree, from and after the Closing, to jointly and severally indemnify and hold harmless the Buyer Indemnified Parties against any Recoverable Losses that such Buyer Indemnified Parties shall actually incur, to the extent that such Recoverable Losses (or claims, actions, suits or proceedings in respect thereof and any appeals therefrom ("PROCEEDINGS")):

                        (i) arise out of any breach of any representation or warranty made in Article III or Article IV;

                        (ii) arise out of any failure to perform any covenant made herein by USF or Distribution; and

                        (iii) arise from or related to Retained Obligations.

                  (b) INDEMNIFICATION BY BUYER. Buyer hereby agrees, from and after the Closing, to indemnify and hold harmless the Seller Indemnified Parties against any Recoverable Losses that such Seller Indemnified Parties shall actually incur, to the extent that such Recoverable Losses (or Proceedings in respect thereof):

                        (i) arise out of any breach of any representation or warranty made in Article V;

                        (ii) arise out of any failure to perform any covenant made herein by Buyer; and

                        (iii) arise from or related to Assumed Obligations; provided, however, that Buyer shall not be required to indemnify the Seller Indemnified Parties for any Assumed Taxes for which USF is required to indemnify Buyer as a result of a breach of Section 3.7.

                  (c) LIMITATIONS

                        (i) Notwithstanding the foregoing provisions of Sections 9.2(a) and 9.2(b), an Indemnifying Party shall not have any liability to an Indemnified Party under Section 9.2(a)(i) or Section 9.2(b)(i) unless and until the aggregate amount of all Recoverable Losses incurred by such Indemnified Party exceeds 1% of the Purchase Price as adjusted by any Purchase Price Adjustment (the "ADJUSTED PURCHASE PRICE"), in which event only the amount in excess of 1% of the Adjusted Purchase Price shall be recoverable; and the aggregate liability of an Indemnifying Party under Section 9.2(a)(i) or under
Section 9.2(b)(i) shall not exceed 10% of the Adjusted Purchase Price; provided, however, that the limitations set forth in this sentence shall not apply with respect to USF's and Distribution's liability to the Buyer Indemnified Parties for breaches of Section 3.3 or Section 4.4, shall not apply with respect to Buyer's liability to the Seller Indemnified Parties for breach of Section 5.5 or
Section 5.6, and for the avoidance of doubt shall not apply to the liability of Buyer or Distribution, as applicable, to pay the amount of the Purchase Price Adjustment pursuant to the terms of Section 2.5 hereof and any amounts paid with respect to the matters addressed in this proviso shall not be included in determining whether the limitations in this sentence (the 1% and 10% calculations) have been reached. All indemnity payments made under this Article IX shall be treated as adjustments to the Purchase Price. For the purposes of determining the amount of Losses incurred by an Indemnified Party in accordance with this Article IX, such Losses shall be offset by the amount of any Income Tax benefit actually realized by the Indemnified Party with respect thereto. For the avoidance of doubt, the limitations set forth in this paragraph shall not apply to indemnification under clauses (ii) or (iii) of Section 9.2(a) or clause (ii) or (iii) of Section 9.2(b).

                        (ii) USF and Distribution shall not be liable for any Losses resulting from a breach of any of the representations, warranties and covenants set forth in Article III or Article IV of this Agreement or any of the covenants set forth in Article VII of this Agreement to the extent that:

                           (1) the liability for such breach occurs or is
                  increased as a result of the adoption or imposition of any Law not in force at the date of this Agreement or as a result of any retroactive increase in rates of taxation imposed after the Closing Date;

                           (2) the Losses would not have arisen but for a change
                  in accounting policy or practice of the Buyer after the Closing; or

                           (3) Buyer has failed to first use commercially
                  reasonable efforts to recover any Losses from insurers under any Policies or other third parties with respect to any contractual rights to indemnification, reimbursement, offset or recovery against such third parties existing as of the Closing Date. Any amounts (net of enforcement costs and deductibles) received from such insurers or such other third parties shall reduce the amount of Losses for purposes of determining the amount of USF's and Distribution's indemnity obligation under this Article IX. If received after an indemnification payment has been made by USF or Distribution under this Article IX, any amounts recovered from insurers or other third parties shall be paid to the Indemnifying Party up to the amount paid by the Indemnifying Party, plus interest on such amount, calculated at the Reference Rate, from the date paid by the Indemnifying Party to the date of payment to the Indemnifying Party, inclusive; provided, however, that under no circumstances shall the Buyer Indemnified Parties be required to pay the Indemnifying Party an amount which exceeds the amount recovered from the insurer or third party, as the case may be. At the time of receiving an indemnification payment from USF or Distribution, Buyer shall assign to USF its right to any available remedy against insurers under any Policies or against third parties in each case, with respect to the claim for which an indemnification payment has been made and up to the amount of such indemnification payment.

                  (d) WAIVER OF CONDITIONS. Notwithstanding anything to the contrary in this Agreement, to the extent that Distribution or Buyer waives in writing satisfaction of one or more of the conditions set forth in Section 8.1 or Section 8.2, which conditions were not satisfied due to the occurrence of one or more events, conditions or circumstances that was specifically disclosed in writing (including by inclusion on a Schedule hereto) to Distribution or Buyer, respectively, prior to the Closing, the disclosing Party shall not be liable for any losses resulting from such matter or matters to the extent so disclosed.

                  (e) INDEMNIFICATION BY BUYER. Notwithstanding any term in this Agreement to the contrary, to the fullest extent permitted by Law, Buyer hereby agrees, from and after the

Closing, to indemnify and hold harmless the Seller Indemnified Parties against any Losses incurred by the Seller Indemnified Parties to the extent that such Losses arise out of or are based upon the ownership of the Purchased Assets and operation of the Business from and after the Closing Date where the events giving rise to the Losses first arise or occur on or after the Closing Date. This indemnification shall be in addition to the indemnification provisions provided in Section 9.2(b) and shall not be subject to the thresholds, deductibles and other limitations set forth in Section 9.2(c).

         9.3 PROCEDURES.

                  (a) NOTICE OF CLAIM. Promptly after receipt by a Buyer Indemnified Party or a Seller Indemnified Party (AN "INDEMNIFIED PARTY") under
SECTION 9.2 of Notice of a Recoverable Loss or the commencement of any Proceeding with respect to which it believes it is entitled to be indemnified under this Agreement, the Indemnified Party shall, if a claim in respect thereto is to be made against USF or Distribution, on the one hand, or Buyer on the other hand (the "INDEMNIFYING PARTY") under this Article, notify the Indemnifying Party in writing of the commencement thereof; provided however, that the omission to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that the Indemnifying Party may have to the Indemnified Party to the extent that the Indemnifying Party is not prejudiced by such omission.

                  (b) SETTLEMENT: COMPROMISE. An Indemnifying Party will not, without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened Proceeding unless such settlement, compromise or consent includes an unconditional release of the Indemnified Party from all liability arising out of such Proceeding. An Indemnified Party will not, without the prior written consent of the Indemnifying Party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened Proceeding.

                  (c) PROCEDURE. If a Proceeding shall be brought against an Indemnified Party and it shall notify the Indemnifying Party thereof in accordance with subsection (a) of this Section 9.3, the Indemnifying Party shall be entitled to assume the legal defense thereof. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall have failed to assume the defense of such action or
(iii) the named parties to any such Proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by such counsel that there is a conflict for counsel in representing both the Indemnifying Party and the Indemnified Party. In any such case, the Indemnifying Party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Indemnified Party. Except as aforesaid, after notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or such action, the Indemnifying Patty shall not be liable to the Indemnified Party under this Section for any attorneys' fees or other expenses (except reasonable costs of investigation) subsequently incurred by the Indemnified Party in connection with the defense thereof. To the extent of any inconsistency between the provisions of this
Section 9.3(c) and Section 7.2(b), the provisions of Section 7.2(b) shall control with respect to matters covered by Section 7.2(b).

                  (d) RESOLUTION OF DISPUTES. In the case of an alleged Recoverable Loss which is disputed by the Indemnifying Party, the Parties shall attempt in good faith to resolve their differences for a period of 60 days and, if the Parties are unable to resolve their differences within such period, the Indemnified Party may submit the matter to judicial proceedings (unless an alternate dispute resolution procedure is specified in this Agreement with respect to such dispute).

         9.4 CONSEQUENTIAL DAMAGES. Except to the extent any damages are actually paid to a third party, no Party shall be liable to any other Party for claims for punitive, special, exemplary or consequential damages, including damages for loss of profits, loss of use or revenue, or losses by reason of cost of capital, arising out of or relating to this Agreement or the transactions contemplated hereby, regardless of whether a claim is based on contract, tort (INCLUDING NEGLIGENCE), strict liability, violation of any applicable deceptive trade practices act or similar Law or any other legal or equitable principle, and each Party releases the other Parties from liability for any such damages; provided, however, that the foregoing provisions shall not prevent Buyer from seeking damages based upon a multiple of EBITDA of Distribution in the event of a breach of the representations and warranties contained in Section 3.5. No Party shall be entitled to rescission of this Agreement as a result of breach of any other Party's representations, warranties, covenants or agreements, or for any other matter set forth herein.

         9.5 SOLE REMEDY. Except as provided in Section 7.1(c), from and after the Closing the provisions of this Article IX shall be the sole and exclusive remedy of each Party for claims for monetary damages arising from or related to
(i) any breach of a Party's representations or warranties contained in this Agreement, (ii) any breach of a Party's covenants or other agreements contained in this Agreement, or (iii) any other matters relating to this Agreement other than claims for fraud. The Buyer Indemnified Parties and Seller Indemnified Parties are the only Persons entitled to exercise any remedy provided by this
Article IX.

                                    ARTICLE X
                                  MISCELLANEOUS

         10.1 FURTHER ASSURANCES. Distribution shall, at any time and from time to time on and after the Closing Date, upon request by Buyer and without further consideration, take or cause to be taken such actions and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such instruments, documents, transfers and conveyances as may be required for the conveying, transferring, assigning and delivering of the Purchased Assets to Buyer. Effective as of the Closing, Distribution and USF hereby constitute and appoint the

Buyer and its successors and assigns the true and lawful attorney of Distribution with full power of substitution, in the name of the Buyer or the name of Distribution and/or USF, on behalf of and for the benefit of the Buyer solely (a) to collect all Purchased Assets, (b) to endorse, without recourse, checks, notes and other instruments in connection with the Business and attributable to the Purchased Assets and (c) to do all such reasonable acts and things with respect to the Purchased Assets as the Buyer may deem advisable, subject to the consent of Distribution, which consent shall not be unreasonably withheld. Distribution and USF agree that the foregoing powers are coupled with an interest and shall be irrevocable by Distribution and USF directly or indirectly by the dissolution of Distribution or USF or in any other manner. The Buyer shall retain for its own account any amounts collected pursuant to the foregoing powers and Distribution and USF shall promptly pay to the Buyer any amounts received by Distribution and USF after the Closing with respect to the Purchased Assets. Buyer shall hold USF and Distribution harmless from and against any Losses resulting from Buyer's exercise of the power granted in this Section. For the avoidance of doubt, USF and Distribution shall not be deemed to have a Loss solely as a result of Buyer's collection or endorsement of any Purchased Asset or for actions taken by Buyer in connection with the Purchased Assets to the extent consented to by Distribution.

         10.2 NOTICES. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or made (i) the second Business Day after the date of mailing, if delivered by registered or certified mail, postage prepaid; (ii) upon delivery, if sent by hand delivery; (iii) upon delivery, if sent by prepaid courier, with a record of receipt; or (iv) the next day after the date of dispatch, if sent by facsimile, telecopy or e-mail (with a copy simultaneously sent by registered or certified mail, postage prepaid, return receipt requested or by prepaid courier), to the Patties at the following addresses:

                  (i)      if to Buyer, to:
                           Blue Acquisition Corp.
                           c/o J.P. Morgan Partners, LLC
                           1221 Avenue of the Americas
                           New York, New York 10020-1080
                           Attention: Official Notices Clerk
                           FBO: Stephen P. Murray
                           Fax: (212) 899-3402
                           E-mail: stephen.p.mutray@jpmorganpartners.com

                           and

                           c/o Thomas H. Lee Partners
                           75 State Street
                           Boston, Massachusetts
                           Attention: Todd Abbrecht
                           Fax: (617) 227-3514
                           E-Mail: tabbrecht@thlee.com
                           with a required copy to:

                           O'Melveny & Myers LLP 30 Rockefeller Plaza New York, New York 10112 Attention: Gregory A. Gilbert Fax (2
                           12) 408-2420 E-Mail: ggilbert@omm.com

                  (ii)     if to Distribution or USF, to:

                           United States Filter Corporation 40-004 Cook Street Palm Desert, California 922 11 Attention: General Counsel Fax: (760) 346-4024 E-Mail:
                           stanczaks@usfilter.com

                           With a required copy to:

                           Sutherland Asbill & Brennan LLP 999 Peachtree Street NE Atlanta, Georgia 30309 Attention: Mark D. Wasserman Fax: (404) 853-8806 E-Mail:
                           mdwasserman@sablaw.com

         A Party may change the address to which notice to it, or copies thereof, shall be addressed by giving notice thereof to the other Parties in conformity with the foregoing.

         10.3 ASSIGNMENT: GOVERNMENT LAW.

                  (a) ASSIGNMENT. This Agreement and all the rights and powers granted hereby shall bind and inure to the benefit of the Parties and their respective permitted successors and assigns. This Agreement and the rights, interests and obligations hereunder may not be assigned by a Party without the written consent of the other Parties; provided, however, that Buyer may, without the prior written consent of Distribution and USF, assign any of its rights and interests to (i) any lender OR financial institution providing financing for the transactions contemplated hereby, or (ii) any third-party who subsequently purchases substantially all of the then existing assets of the Business in a single transaction (or series of related transactions); provided, however, that Buyer must promptly notify Distribution of such assignment; and provided, further, no such assignment shall relieve Buyer of its obligations hereunder. A merger or sale of stock of Buyer shall not be deemed to be an assignment by operation of law. Any attempted assignment in violation of this Section 10.3(a) shall be null and void.

                  (b) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to its conflict of laws doctrines.

                  (c) CONSENT TO JURISDICTION; SERVICE OF PROCESS. Each of the Parties hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Agreement shall be brought in the courts of the State of Delaware, or if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, as the Party bringing such action or proceeding may elect, and each of the Parties hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or the transactions contemplated hereby brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Party. Each Party irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Party, at its address for notices set forth in Section 10.2 of this Agreement, such service to become effective ten (10) days after such mailing. Each Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other documents contemplated hereby that service of process was in any way invalid or ineffective. Subject to
Section 10.3(d) of this Agreement, the foregoing shall not limit the rights of a Party to serve process in any other manner permitted by law. The foregoing consents to jurisdiction shall not constitute general consents to service of process for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the Parties to this Agreement.

                  (d) WAIVERS. Each of the Parties hereby waives any right it may have under the laws of any jurisdiction to commence by publication any legal action or proceeding with respect to this Agreement. To the fullest extent permitted by applicable Law, each of the Parties hereby irrevocably waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in Section 10.3(c) of this Agreement and hereby further irrevocably waives and agrees not to plead or claim that any such court is not a convenient forum for any such suit, action or proceeding.

                  (e) ENFORCEMENT. The Parties agree that any judgment obtained by a Party or its permitted successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such Party (or its permitted successors or assigns), be enforced in any jurisdiction, to the extent permitted by applicable Law.

                  (f) DEEMED ACCEPTANCE. Each Related Party of Buyer or Distribution, as the case may be, seeking the benefit of Article IX of this Agreement shall be deemed to have accepted and agreed to the provisions of this
Section 10.3 as a condition to obtaining any benefits under Article IX as if such Person was one of the Parties named herein.

         10.4 AMENDMENT AND WAIVER. To be effective, any amendment or waiver under this Agreement must be in writing and be signed by the Party against whom enforcement of the same is sought. Neither the failure of a Party to exercise any right, power or remedy provided under this Agreement or to insist upon compliance by the other Parties with its obligations hereunder, nor any custom or practice of the Parties at variance with the terms hereof shall constitute a waiver by such Party of its right to exercise any such right, power or remedy or to demand such compliance.

         10.5 ENTIRE AGREEMENT; NO THIRD PARTY BENEFICIARIES. This Agreement, the confidentiality agreement entered into by the Parties in connection with the transactions contemplated hereby, the Related Agreements and the Schedules and Exhibits set forth all of the promises, covenants, agreements, conditions and undertakings between the Parties with respect to the subject matter hereof, and supersede all prior or contemporaneous agreements and understandings, negotiations, inducements or conditions, express or implied, oral or written. This Agreement is not intended to confer upon any Person other than the Parties any rights or remedies hereunder, except the provisions of ARTICLE IX to the extent they relate to Buyer Indemnified Parties or Seller Indemnified Parties and except as provided in Section 10.3.

         10.6 NATURE OF REPRESENTATIONS AND WARRANTIES. Buyer acknowledges that (i) neither Distribution, USF nor any of their Affiliates has made any representation or warranty, express or implied, beyond those expressly given in this Agreement, including as to the accuracy or completeness of any memoranda, charts, summaries or schedules relating to Distribution or the Business and previously made available to Buyer or any of its Affiliates by Distribution, USF or any of their Affiliates or any other information (including the Confidential Memorandum prepared by Goldman, Sachs & Co. with respect to Distribution) which is not included in this Agreement or the Schedules hereto and (ii) neither Distribution, USF nor any of their Affiliates will have or be subject to any Liability to Buyer or any of its Affiliates resulting from the distribution of any such information to, or use of any such information by, Buyer or any of its Affiliates.

         10.7 SEVERABILITY. If any term or other provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced under any rule of Law in any particular respect or under any particular circumstances, such term or provision shall nevertheless remain in full force and effect in all other respects and under all other circumstances, and all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to a Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

         10.8 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be deemed one and the same instrument.

         10.9 PURCHASE PRICE ADJUSTMENT ARBITRATION. If(i) an Objection is not Resolved as set forth in Section 2.9(b) or (ii) if the Parties dispute the interpretation of any provision of this Agreement as it Relates to the determination of the Closing Date Working Capital pursuant to the terms of
Section 2.9, and a Party applies for arbitration pursuant to this Section 10.9, the Objection or disagreement will be resolved, or the disputed provision will be interpreted, by binding arbitration; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions of this Agreement or to preserve the status quo pending resolution of such Objection, disagreement or disputed provision. Subject to the provisions of this Section, Distribution and Buyer will agree upon the rules of the arbitration prior to the arbitration and based upon the nature of the Objection or the dispute. To the extent that the Parties cannot agree on the rules of the arbitration, then the Commercial Arbitration Rules of the AAA in effect on the date hereof as modified by this Agreement, will apply. As a minimum set of rules in the arbitration, the Parties agree as follows:

                  (a) The arbitration will be held before a single arbitrator appointed jointly by the Parties or, failing agreement on the arbitrator within ten (10) days after delivery of a notice of intention to arbitrate, by the AAA in Chicago, Illinois. The arbitration will be held in Chicago, Illinois.

                  (b) The Party initiating arbitration will deliver to the other Party notice of its intention to arbitrate. The notice will contain a statement setting forth in reasonable detail the nature of the Objection or the provision of the Agreement in dispute, the amount involved, if any, and the remedy sought. The other Parties will file an answering statement within ten (10) days of the notice which will contain a statement setting forth in reasonable detail each other Party's responses to the Objection or the provision of the Agreement in dispute. If no answer is given by the other Parties within the stated time, the Objection or disagreement will be assumed to be denied. Failure by the other Parties to provide an answer will not operate to delay the arbitration.

                  (c) Unless the Parties to the arbitration agree otherwise, no discovery will take place except as provided in this subsection. Not less than forty-five (45) days before the date of the hearing, each Party shall provide to the other Parties, copies of all exhibits, affidavits and other evidence it intends to submit at the hearing, along with the identification of any witnesses to be called and a summary of anticipated testimony. Based on a review of the information provided, and not less than thirty (30) days before the date of the hearing, each Party will provide to the other Party, copies of any additional exhibits, affidavits and other evidence it intends to submit at the hearing, along with the identification of any additional witnesses to be called and a summary of anticipated testimony. The arbitrator will be authorized to resolve any disputes concerning the exchange of information.

                  (d) The arbitration hearing will take place over no more than five (5) Business Days, beginning not more than ninety (90) days after the date of the notice of arbitration.

                  (e) The arbitrator will deliver his or her decision in writing within ten (10) Business Days after the completion of the arbitration hearing.

                  (f) The arbitrator will specify the basis for his or her decision, the resolution of the Objection or dispute and a breakdown of any amounts awarded, if any, and the basis of any other remedy. The arbitrator's decision will be considered a final and binding resolution of the Objection or dispute, will not be subject to appeal and may be entered as an order in any court of competent jurisdiction in the United States. Each Party agrees to submit to the jurisdiction of any such court for purposes of the enforcement of any such order. With respect to matters subject to arbitration pursuant to this
Section 10.9, no Party will sue the other Parties except for enforcement of the arbitrator's decision if the other Parties are not performing in accordance with the arbitrator's decision. The provisions of this Agreement will be binding on the arbitrator.

                  (g) Any arbitration proceeding hereunder will be conducted on a confidential basis. The arbitrator's discretion to fashion remedies hereunder will be no broader than the legal and equitable remedies available to a court. The costs and fees of the arbitration, but not the preparation and attorneys' fees of the other Parties, shall be borne by the non-prevailing Party, provided that Buyer and Distribution shall each pay one half of any fees and expenses required by the AAA in advance of the rendering of an award, and if one Party fails to pay its share of such fees and expenses, the other Party may pay the same and shall be entitled to have such amount entered with interest as part of the award in the event the paying Party is the prevailing Party.

               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year first above written.

                                        BLUE ACQUISITION CORP.

                                        By: /s/ Stephen Murray
                                           -------------------------------------
                                        Name: Stephen Murray
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        U.S. FILTER DISTRIBUTION GROUP, INC.

                                        By: /s/ Stephen P. Stanczak
                                           -------------------------------------
                                        Name:   Stephen P. Stanczak
                                             -----------------------------------
                                        Title:  Vice President
                                              ----------------------------------

                                        UNITED STATES FILTER CORPORATION

                                        By: /s/ Stephen P. Stanczak
                                           -------------------------------------
                                        Name:   Stephen P. Stanczak
                                             -----------------------------------
                                        Title:  Executive Vice President
                                              ----------------------------------

                                                              EXECUTION ORIGINAL







                              DISCLOSURE SCHEDULES

--------------------------------------------------------------------------------

                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                       UNITED STATES FILTER CORPORATION,

                      U.S. FILTER DISTRIBUTION GROUP, INC.

                                       AND

                             BLUE ACQUISITION CORP.

                                     DATED

                               SEPTEMBER 12, 2002

THESE SCHEDULES ARE AN INTEGRAL PART OF THE ABOVE-REFERENCED STOCK PURCHASE AGREEMENT (THE "AGREEMENT"), ARE INCORPORATED THEREIN BY REFERENCE AND ARE NOT INTENDED TO BE INDEPENDENT FROM THE AGREEMENT.

UNLESS DEFINED OTHERWISE IN THESE SCHEDULES, CAPITALIZED TERMS USED HEREIN HAVE THE MEANINGS GIVEN TO THEM IN THE AGREEMENT. HEADINGS AND ITALICIZED LANGUAGE INCLUDED HEREIN ARE INCLUDED SOLELY FOR EASE OF REFERENCE AND SHALL NOT IN ANY WAY LIMIT THE DISCLOSURES CONTAINED HEREIN.

DISCLOSURE OF A MATTER THAT IS NOT REQUIRED TO BE MADE DOES NOT REQUIRE DISCLOSURE OF ANY SIMILAR MATTERS NOT REQUIRED TO BE DISCLOSED.

DISCLOSURE OF ANY ITEM ON ANY OF THE SCHEDULES SHALL NOT CONSTITUTE AN ADMISSION THAT SUCH ITEM IS MATERIAL OR REQUIRED TO BE DISCLOSED.

THE INFORMATION CONTAINED HEREIN SHALL NOT BE DEEMED TO BE AN ADMISSION BY ANY PARTY HERETO TO ANY THIRD PARTY OF ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY VIOLATION OF LAW OR BREACH OF ANY AGREEMENT.

THE INCLUSION IN THESE SCHEDULES OF ANY MATTER OR DOCUMENT SHALL NOT IMPLY ANY REPRESENTATION, WARRANTY OR UNDERTAKING NOT EXPRESSLY GIVEN IN THE AGREEMENT NOR SHALL SUCH DISCLOSURE BE TAKEN AS EXTENDING THE SCOPE OF ANY OF THE REPRESENTATIONS OR WARRANTIES.

                         LIST OF SCHEDULES AND EXHIBITS

Schedule l.lA                 -   Accounting Protocol
Schedule l.lP                 -   Permitted Encumbrances
Schedule l.lQ                 -   Pro Forma EBITDA
Schedule 2.2                  -   Lockboxes
Schedule 2.10                 -   Purchase Price Allocation
Schedule 3.1                  -   Organization
Schedule 3.5                  -   Financial Statements
Schedule 3.6                  -   Absence of Changes
Schedule 3.7(b)               -   Taxes: Liabilities
Schedule 3.7(c)               -   Taxes: Accrual
Schedule 3.7(d)               -   Taxes: Audits/Examinations
Schedule 3.7(e)               -   Taxes: Agreements
Schedule 3.7(f)               -   Taxes: Consolidated Returns
Schedule 3.7(g)               -   Taxes: Tax Return Jurisdictions
Schedule 3.8(a)               -   Owned Real Property
Schedule 3.8(b)               -   Leased Real Property
Schedule 3.8(c)               -   Personal Property
Schedule 3.8(d)               -   Shared Facilities
Schedule 3.8(e)               -   Adequacy of Assets
Schedule 3.9                  -   Litigation
Schedule 3.10                 -   Compliance With Law; Permits
Schedule 3.11                     Labor Matters
Schedule 3.12(a)(i)           -   Intellectual Property Assets: Marks and Fictional Names
Schedule 3.12(a)(ii)          -   Intellectual Property Assets: Patents
Schedule 3.12(a)(iii)         -   Intellectual Property Assets: Copyrights
Schedule 3.12(a)(iv)              Intellectual Property Assets: Internet Domain Names
Schedule 3.12(b)(i)           -   Rights in Intellectual Property: Generally
Schedule 3.12(b)(ii)          -   Rights in Intellectual Property: Patents
Schedule 3.12(b)(iii)         -   Rights in Intellectual Property: Marks
Schedule 3.12(b)(iv)          -   Rights in Intellectual Property: Intellectual Property Licenses
Schedule 3.13(a)              -   Employee Benefit Plans
Schedule 3.13(b)              -   Status of Plans
Schedule 3.13(c)(iii)         -   Post-Employment or Retiree Benefits
Schedule 3.13(c)(vi)          -   Actual and Contingent Liabilities
Schedule 3.13(d)              -   Contributions
Schedule 3.13(h)              -   Employees
Schedule 3.13(i)              -   Agreements and Plans
Schedule 3.13(i)              -   Multiemployer Plans
Schedule 3.14                 -   Environmental Matters
Schedule 3.16                 -   Material Contracts
Schedule 3.18                 -   Insurance
Schedule 3.19                 -   Undisclosed Liabilities
Schedule 4.4                  -   Brokers, Finders of USF
Schedule 5.5                  -   Brokers, Finders of Buyer

Schedule 6.3                  -   Material Consents
Schedule 6.5                  -   Operations Prior to Closing Date
Schedule 6.7                  -   Guaranty and Surety Obligations
Schedule 7.6                  -   Accountants Fees and Expenses
Schedule 7.10                 -   Non-Solicitation


                                  LIST OF EXHIBITS

Exhibit A                     -   Commitment Letters
Exhibit B                     -   Guaranty of Vivendi Environnement, S.A.
Exhibit C                     -   Terns of Service Level Agreement


                                  LIST OF APPENDICES

Appendix A                    -   Financial Statements
Appendix B                    -   Withdrawal Liability
Appendix C                    -   Insurance Policies
Appendix D-1                  -   Insurance Claims: AIG General Liability
Appendix D-2                  -   Insurance Claims: AIG Automobile
Appendix D-3                  -   Insurance Claims: Travelers Automobile
Appendix D-4                  -   Insurance Claims: USF Self-Managed Automobile
Appendix D-5                  -   Insurance Claims: Asbestos
Appendix D-6                  -   Workers' Compensation Claims: Travelers Insurance
Appendix D-7                  -   Workers' Compensation Claims: Argonaut Insurance
Appendix E-1                  -   Surety Obligations: Construction and Supply
Appendix E-2                  -   Surety Obligations: Other

                                  SCHEDULE 1.1A
                              ACCOUNTING PROTOCOL


         The Closing Date Balance Sheet will be prepared in conformity with the terms of this Schedule 1.1A.

         1. The Closing Date Balance Sheet will be prepared in accordance with GAAP, applied on a consistent basis and using the same accounting policies, principles, methodologies and practices as were used in preparing the Financial Statements (except that the Closing Date Balance Sheet will not include certain footnotes required to comply with the requirements of GAAP), including: calculation of reserves for excess and obsolete inventory, dead stock and estimates of inventory shrinkage; calculation of allowance for doubtful accounts; estimates of useful lives and residual values; accruals for vacation, management and employee bonus awards, and insurance deductibles (including workers' compensation); all other management estimates and assumptions relating to the reporting of assets and liabilities in the Balance Sheet; and recognition of revenue and expense items.

         2. All account balances related to intercompany payables or receivables (amounts owed by or to Distribution to or from USF and its Subsidiaries), however denominated, will be eliminated by adjustments to stockholders' equity of Distribution, except for amounts owed by or to USF and its Subsidiaries in respect of the sale and purchase of goods and/or services in the ordinary course of business.

         3. Liabilities related to Retained Taxes will be excluded from the Closing Date Balance Sheet.

         4. The Closing Date Balance Sheet will not reflect any pushdown of goodwill resulting from the acquisition of United States Filter Corporation by Vivendi, S.A.

         5. The Closing Date Balance Sheet will not include any assessment of non-current asset impairment not already considered and recorded in the Balance Sheet.

         6. The Closing Date Balance Sheet will not include any increases in the carrying value of assets from the Balance Sheet Date other than those arising from transactions in the ordinary course of business.

         7. All asset sales and transfers referred to in Schedule 3.6 and
Schedule 5.5 will be effected through an adjustment to stockholders' equity.

         8. The Closing Date Balance Sheet will reflect only those transactions and developments which took place since the Balance Sheet Date.

                                 SCHEDULE 1.1P

                             PERMITTED ENCUMBRANCES

SECURED PARTY                        PROPERTY                   JURISDICTION         FILING TYPE   FILING DATE  FILING NO.
                                    ENCUMBERED
Lease Plan U.S.A., Inc.         2 Toyota Forklifts              FL SOS               UCC-1         5/9/1995     950000094087
                                1 JCB Rough Terraini FO                              AMEND         2/21/1997    970000043014
                                1 Zieman Trailer                                     CONT          1/26/2000    200000022894

IBM Credit Corporation          IBM Computer Equipment          GA; Barrow Cty       UCC-1         3/13/97      007-97-001863
                                                                                                   10/8/97      007-97-007213
                                                                                                   10/31/97     007-97-007756
                                                                                                   11/18/97     007-97-008176
                                                                                                   12/15/97     007-97-008835
                                                                                                   10/7/98      007-97-008313
                                                                                                   11/10/98     007-98-009235
                                                                                                   12/2/98      007-98-010097
                                                                                                   3/14/00      007-2000-002931
                                                                                                   4/18/00      007-2000-004322

Wells Fargo Financial Leasing   Norstar Phone System            GA; Barrow Cty       UCC-1         4/26/02      007-2002-004427

Lease Plan U.S.A., Inc.         2 Toyota Forklifts              GA; Cobb Cty         UCC-1         5/9/95       033-1995-05458
                                1 JCB Rough Terraini FO                              AMEND         2/24/97      033-1997-02738
                                1 Zieman Trailer                                     AMEND         2/24/97      94-11428
                                                                                                                033-1997-02739
                                                                                     CONT          2/3/00       033-2000-01612
                                                                                     PARTIAL RLS   8/6/01       033-2001-09686
                                JCB Rough Terrain FO
                                Zieman Trailer

Barton Capital Corporation      Receivables Purchase Facility   GA; Fulton Cty       UCC-1         12/20/01     060-2001-19857

Lease Plan U.S.A., Inc.         1 Toyota Forklift               GA; Thomas Cty       UCC-1         7/23/96      136-1996-1349
                                                                                     AMEND         2/24/97      136-1997-0344
                                                                                     CONT          7/23/01      136-2001-1140
                                                                                     UCC-1         7/23/96      136-1996-1350

SECURED PARTY                        PROPERTY                   JURISDICTION         FILING TYPE      FILING DATE  FILING NO.
                                    ENCUMBERED
                                                                                     AMEND            2/24/97      136-1977-0345
                                                                                     CONT             7/23/01      136-2001-1141

AT&T Credit Corp.               DefinityPhone System            GA; Thomas Cty       UCC-1            3/17/97      136-1997-0538

Lease Plan U.S.A., Inc.         2 Toyota Forklifts              NC SOS               UCC-1            5/8/95       1222885
                                1 JCB Rough Terraini FO                              AMEND            2/24/97      001432242
                                1 Zieman Trailer                                     CONT             2/11/00      20000015416

Springs Leasing Corporation     Copier                          MC; Mecklenburg      UCC-1            11/12/99     10884
                                                                Cty

Lease Plan U.S.A., Inc.         2 Toyota Forklifts              NC; Wake Cty         UCC-1            5/8/95       95-11638
                                1 JCB Rough Terraini FO                              AMEND            2/24/97      95-11638
                                1 Zieman Trailer                                     CONT             1/28/00      00-584

                                 SCHEDULE l.lQ

                                PRO FORMA EBITDA

                                                          Amount
                                                        ----------
                  Audit & Tax                             $400,000
                  Incremental Legal                       $150,000
                  National Contract Rate Increases         $80,000
                  Benefits Exp & Administration           $400,000


                  Property & Casualty Insurance                 $0
                  Real Estate Mgmt                              $0
                  Cash & Risk Mgmt                              $0

                                                        ----------
                                                        $1,030,000
                                                        ==========

                                  SCHEDULE 2.2

                                    LOCKBOXES

P.O. BOX #503660
STL LBX

P.O. BOX #100467
Atlanta LBX

P.O. BOX #840700
DALLAS LBX

P.O. BOX #56536
LA LBX

P.O. BOX #53149
LA LBX

P.O. BOX #56214
LA LBX

P.O. BOX #91036
CHICAGO LBX

P.O. BOX #99595
CHICAGO LBX

                                  SCHEDULE 2.10

                            PURCHASE PRICE ALLOCATION


To be agreed upon by Buyer and Distribution.

                                  SCHEDULE 3.1

                                  ORGANIZATION

1. Jurisdictions of Good Standing:

Alabama                      Louisiana                     Oregon
Arizona                      Maryland                      Pennsylvania
Arkansas                     Massachusetts                 Puerto Rico
California                   Michigan                      Rhode Island
Colorado                     Minnesota                     South Carolina
Connecticut                  Mississippi                   South Dakota
Delaware                     Missouri                      Tennessee
District of Columbia         Nebraska                      Texas
Florida                      Nevada                        Utah
Idaho                        New Jersey                    Vermont
Illinois                     New Mexico                    Virginia
Indiana                      New York                      Washington
Iowa                         North Carolina                West Virginia
Kansas                       North Dakota                  Wisconsin
Kentucky                     Oklahoma

2. Issued and outstanding capital stock of Distribution Subsidiaries:

                           U.S. Filter Receivables             Grupo de Tratamiento de Aguas Davis
                           Corporation                         S.A. de C.V.

Total authorized           1,000 common shares                 10,000 common shares
shares

Par value                  no par value                        MexCY 5 (nominal per share value)

Shareholders               -  1,000 common shares held         -  9,999 shares held by Davis Water &
                              by Distribution Group               Waste Industries, Inc.
                                                               -  1 share held by The Taulman
                                                                  Company

                                  SCHEDULE 3.5

                              FINANCIAL STATEMENTS

The Financial Statements are attached hereto as Appendix A.

                                  SCHEDULE 3.6

                               ABSENCE OF CHANGES

1. In April and May 2002, Distribution sold certain nonoperating land and improvements located in Spokane, Washington and Greenwood, Indiana.

2. In January 2002, Distribution (as successor of Davis Water and Waste) transferred to USF the Davis Water and Waste Industries, Inc. Supplemental Retirement Plan for Certain Officers, Plan Nos. 1 and 2, along with such plans' liabilities and assets.

3. Pursuant to the Receivables Purchase Facility, Distribution is continuously in the process of selling its receivables with the proceeds from such sales being transferred to USF.

4. In the first quarter of 2002, Distribution recorded a charge for the impairment of goodwill applicable to intangible assets related to the adoption of SFAS Nos. 141 and 142.

5. See also Schedule 6.5.

                                 SCHEDULE 3.7(b)

                               TAXES: LIABILITIES

USF received an extension from the Internal Revenue Service to file its federal tax return for the period ending December 31.2001. USF expects to file the return by September 15,2002. 15,2002.

                                 SCHEDULE 3.7(c)

                                 TAXES: ACCRUAL

No disclosures.

                                 SCHEDULE 3.7(d)

                            TAXES: AUDIT/EXAMINATIONS


1. USF was notified by the Internal Revenue Service in December 2001 of an audit for the 3/1999 (old fiscal year) and 4/1999 (Vivendi short period return) fiscal years. The audit began on or about May 15, 2002 and is currently ongoing. The field work likely will not be completed until June 2003, and adjustments will follow. In addition, VANO was notified by the Internal Revenue Service in June 2002 of an audit for the fiscal year ended 12/3l/99.

2 . The State of Michigan notified Distribution in February 2002 of its decision to conduct a sales and use tax audit of Distribution and advised Distribution on August 29, 2002 that the audit is for the period of September 1998 through July 2002.

                                 SCHEDULE 3.7(e)

                                TAXES: AGREEMENTS

Distribution has indemnification obligations for Taxes to ISCO Industries, LLC, pursuant to the Stock Purchase Agreement between Distribution and ISCO dated December 20,2000, regarding the sale of Fife Industrial Pipe Company to ISCO.

                                 SCHEDULE 3.7(F)

                           TAXES: CONSOLIDATED RETURNS

No disclosure made.

                                 SCHEDULE 3.7(g)

                         TAXES: TAX RETURN JURISDICTIONS

Alabama                      Kentucky                      Oklahoma
Arizona                      Louisiana                     Oregon
Arkansas                     Maryland                      Pennsylvania
California                   Massachusetts                 Rhode Island
Colorado                     Michigan                      South Carolina
Connecticut                  Minnesota                     Tennessee
Delaware                     Mississippi                   Texas
Florida                      Missouri                      Utah
Georgia                      Nebraska                      Vermont
Idaho                        New Jersey                    Virginia
Illinois                     New Mexico                    West Virginia
Indiana                      New York                      Wisconsin
Iowa                         North Carolina
Kansas                       Ohio

                                 SCHEDULE 3.8(a)

                               OWNED REAL PROPERTY

Owner                                                          Address

Distribution (successor to Waterpro Supplies                   3600 Arkins Court
Corporation)                                                   Denver, Colorado 80216

Distribution (successor to Davis Water & Waste                 3333 Old Winter Garden Road
Industries, Inc.)                                              Orlando, Florida 32805

Distribution (successor to The Utility Supply                  1101 West 17th Street
Group, Inc.)                                                   Riviera Beach, Florida

Distribution (successor to Davis Water & Waste                 7532 Malta Lane
Industries, Inc.)                                              Tampa, Florida 33637

Distribution (successor to Davis Water & Waste                 2 111 Moon Station Drive
Industries, Inc.)                                              Kennesaw, Georgia 30144

Distribution (successor to Davis Water & Waste                 1820 Metcalf Avenue
Industries, Inc.)                                              Thomasville, Georgia 31792

Distribution                                                   1966 W. Heyrend Way
                                                               Idaho Falls, Idaho 83402

Distribution                                                   3338 Commercial Court
                                                               Meridian Idaho 83642

Distribution (successor to U.S. Filter Distribution            6829 Irene Road
Acquisition Corporation)                                       Belvidere, Illinois 6 1008

Distribution (successor to US. Filter Distribution             45 Northgate Industrial Drive
Acquisition Corporation)                                       Granite City, Illinois 62040

Distribution (successor to U.S. Filter Distribution            29972 North Skokie Highway, Unit 1
Acquisition Corporation)                                       Lake Bluff, Illinois 60044

Distribution (successor to U.S. Filter Distribution            18900 South 82nd Avenue
Acquisition Corporation)                                       Mokena, Illinois 60448

Distribution (successor to U.S. Filter Distribution            115 North Cummings Lane
Acquisition Corporation)                                       Washington, Illinois 61571

Distribution (successor to U.S. Filter Distribution            1680 Expo Lane
Acquisition Corporation)                                       Indianapolis, Indiana 46214

Distribution (successor to U.S. Filter Distribution            5858 Thunderbird Road
Acquisition Corporation)                                       Oaklandon, Indiana 46236

Distribution (successor to U.S. Filter Distribution            11510 Strang Line Road
Acquisition Corporation)                                       Olathe, Kansas 66062

Distribution (successor to The Utility Supply                  3207 Breard Street
Group, Inc.)                                                   Monroe, Louisiana 71201

Distribution (successor to U.S. Filter Distribution            601 Big Bear Blvd.
Acquisition Corporation)                                       Columbia, Missouri 65202

Distribution (successor to U.S. Filter Distribution            801 Pund Road
Acquisition Corporation)                                       O'Fallon, Missouri 63366

Owner                                                          Address

Distribution (successor to U.S. Filter Distribution            11665 Lackland Road
Acquisition Corporation)                                       St. Louis. Missouri 63146

Distribution (successor to U.S. Filter Distribution            1805 Borman Circle Drive
Acquisition Corporation)                                       St. Louis, Missouri 63146

Distribution (successor to US. Filter Distribution             5454 New Baumgartner Road
Acquisition Corporation)                                       St. Louis, Missouri 63129

Distribution (successor to Ashland Municipal                   1446 Troy Road
Supplies Co.)                                                  Ashland, Ohio 44805

Distribution (successor to Pacific Water Works                 6720 S.W. McEwan Road
Supply Co, Inc.)                                               Lake Oswego, Oregon 97035

Distribution (successor to R.F. Schneider Pipe and             13116 State Highway 18
SUPPlY Company)                                                Conneaut Lake, Pennsylvania 16316

Distribution (successor to R.F. Schneider Pipe and             Box 245, Atlantic Road
Supply Company)                                                New Deny, Pennsylvania 15671

Distribution (successor to R.F. Schneider Pipe and             Box 144A, Route 59
Supply Company)                                                Ormsby, Pennsylvania 16726

Distribution (successor to Davis Water & Waste                 1307 Galway Street
Industries, Inc.)                                              Knoxville, Tennessee 37917

Distribution (successor to The Utility Supply                  4333 Irving Blvd
Group, Inc.)                                                   Dallas, Texas 75247

Distribution (successor to The Utility Supply                  7620 Grissom Road
Group, Inc.)                                                   San Antonio, Texas 78251

Distribution                                                   7730 Arab Drive, S. E.
                                                               Olympia, Washington 98501

Distribution (successor to Pacific Water Works                 602 Valley Avenue N.E.
Supply Co., Inc.)                                              Puyallup, Washington 98372

Distribution (successor to Pacific Water Works)                5823 238th S.E.
                                                               Woodinville, Washington 98072

Distribution (successor to Waterpro Supplies                   15655 West Rogers Drive
Corporation)                                                   New Berlin, Wisconsin 53151

                                 SCHEDULE 3.8(b)

                             LEASES OF REAL PROPERTY

                                                                                            COMMENCEMENT
           LESSOR                    LESSEE                    ADDRESS                          DATE

Harrison Development LC            Distribution        * Lots 5, 6, 7 Fiesta Ranch            01-Apr-02
                                                         Commerce Park
                                                         Gilbert, Arizona

Dale and Jackie Aurich             Distribution          2600 Melville Rd.                    09-15-02
                                                         Prescott, Arizona

Harrison Development LLC           Distribution        * 7505 W. Madison Avenue               0l-Dec-01
                                                         Tolleson, Arizona

Scott W. and Cecelia Carnas        Distribution        * 1772 W. Dairy Place                  11-May-01
                                                         Tucson, Arizona

Douglas Meyer                      Distribution          22578 Interstate 30                  01-Apr-02
                                                         Bryant, Arkansas

Malloy Family Partners L.P         Distribution        * 325 North Cota Street                15-Sep-98
                                                         Corona, California

American Salvage, Inc.             Distribution        * 665 Opper Road                       01-July-99
                                                         Escondido, California

Westate Investments                Distribution          2651 East Byrd Ave.                  0l-May-98
                                                         Fresno, California

Robert McGuire Family Trust        Distribution        * 980-990 Parker Ct.                   01-June-98
                                                         Santa Clara, California

Catellus Development               Distribution          4700 District Boulevard              0l-Sep-97
                                                         Vernon, California

General Motors                     Distribution        * 1910 38th  Street                    16-Apr-90
                                                         Denver, Colorado

K.R. Augst, Jr.                    Distribution          22 Garfield Way                      10-Jan-91
                                                         Newark, Delaware

Thomas Associates                  Distribution          61 Artisan Drive                     22-Mar-99
                                                         Smyrna, Delaware

Robert and Sarah Wilenius          Distribution          4750 Laredo Ave.                     07-Jul-00
                                                         Fort Myers, Florida

MLA Filter                         Distribution          7374 Commercial Cir.                 13-Apr-01
                                                         Ft. Pierce, Florida

Gibraltar Development              Distribution        * 11310 Distribution Ave.              01-Jun-89
                                                         Jacksonville, Florida

CJB of Ft. Lauderdale              Distribution          4310 NW 10th Ave.                    0l-May-96
                                                         Oakland Park, Florida

George Saunders                    Distribution          820 SW 33rd Ave.                     15-May-00
                                                         Ocala, Florida

K. R. August                       Distribution          4355 Woodward Way                    0l-Apr-95
                                                         Buford, Georgia

                                                                                            COMMENCEMENT
           LESSOR                    LESSEE                    ADDRESS                          DATE

Rothbart Realty Company as        Distribution           220 South Westgate Drive             01-Feb-90
agent for Beneficiaries of Cole-                         Carol Stream, Illinois
Taylor Bank, as Trustee

BTP Building                      Distribution           1454 Liberty Drive                   15-Sep-00
                                                         Bloomington, Indiana

Bowyer Restaurant Group           Distribution           US 31 North & S.R. 18                24-Jun-97
                                                         Kokomo, Indiana

M-B Venture Partnership           Distribution           10830 Joliet St.                     01-Jun-94
                                                         St. John, Indiana

Gateway Partners                  Distribution           5800 Gateway Drive                   0l-Oct-94
                                                         Grimes, Iowa

David and Janice Moore            Distribution           4725 Hazel Jones Road                0l-Jun-97
                                                         Bossier City, Louisiana

HIC Associates                    Distribution           6303 Macaw Ct.                       0l-Feb-93
                                                         Elkridge, Maryland

53 Ayer Road Assoc.               Distribution           53 Ayer Road                         15-Aug-96
                                                         Littleton, Massachusetts

Seven Stars Investments           Distribution         * 6575 Twenty-Three Mile Road          1-Mar-97
                                                         Shelby Township, Michigan

Mill City Development             Distribution           15801 West 78th Street               0l-Jan-84
Company                                                  Eden Prairie, Minnesota

Linda Specht                      Distribution           16195 54th Street, NE                0l-Sep-95
                                                         Rogers, Minnesota

Mid-Continent Dev.                Distribution           13621 E. 42nd                        0l-Jun-83
                                                         Independence, Missouri

George Jaramillo                  Distribution         * 2829 Losee Rd.                       0l-Jun-89
                                                         N. Las Vegas, Nevada

P.P. Investments, Ltd.            Distribution           6135 2nd Street                      0l-Apr-99
                                                         Albuquerque, New Mexico

Sweeten Creek Realty              Distribution           1129 Sweeten Creek Rd.               0l-Jul-94
                                                         Asheville, North Carolina

K. R. Augst                       Distribution           5301 Brookshire Rd.                  10-Jan-91
                                                         Charlotte, North Carolina

J.T. Hobby, Jr.                   Distribution         * 121 International Drive              18-Aug-95
                                                         Morrisville, North Carolina

REA Investment Partners           Distribution           901 Grafters Lane                    12-Jun-98
                                                         Pineville, North Carolina

HSP-1, LLC                        Distribution           407 Landmark Drive                   10-Oct-99
                                                         Wilmington, North Carolina

Gerald Kramer                     Distribution           1521 East 367th Street               0l-Dec-98
                                                         Eastlake, Ohio

Posey Property Co.                Distribution         * 870 N. Gamer Rd.                     01-Apr-02
                                                         Monroe, Ohio

                                                                                            COMMENCEMENT
           LESSOR                    LESSEE                    ADDRESS                          DATE

FTTM L.P.                         Distribution             21520 NW Cherry Lane               14-Oct-96
                                                           Hillsboro, Oregon

JKL Enterprises                   Distribution             400 S. Gravers Road                15-Jan-92
                                                           Plymouth Meeting, Pennsylvania

MMR Properties                    Distribution             157 Winyah Rd.                     01-Nov-00
                                                           Conway, South Carolina

Roy Williams and Fred Kern        Distribution             5536 Old Highway 78                01-Apr-99
                                                           Memphis, Tennessee

Waunita Strayhom Trust            Distribution             9513-A Brown Lane                  01-May-98
                                                           Austin, Texas

Michael S. Thomas and Marjorie    Distribution             4053 Homestead Road                15-May-91
C. Thomas as Trustees of the                               Houston, Texas
Thomas Family Trust, and
Marjorie C. Thomas,
individually

Kings Brothers Partnership        Distribution             100 North First Street             16-Jun-88
                                                           McAllen, Texas

Roy McGinnis                      Distribution             4735 Dodge St.                     0l-Jun-88
                                                           San Antonio, Texas

R.C. Curtis                       Distribution             3090 N. Loop 323                   0l-Mar-01
                                                           Tyler, Texas

K-Twelve, Ltd.                    Distribution             200 Highway 6 West, Suite 620      0l-Jul-99
                                                           Waco, Texas

T.Swann                           Distribution         *   5000 Franklin Ave.                 28-Feb-95
                                                           Waco, Texas

Wallco LLC                        Distribution             1620 W. 2457 South St.             0l-Jun-01
                                                           Ogden, Utah

BLSS Investments, LC              Distribution             8380 S. 4052 West                  01-Aug-96
                                                           West Jordan, Utah

K. R. Augst, Jr.                  Distribution             2112 Smith Ave.                    10-Jan-91
                                                           Chesapeake, Virginia

K. R. Augst, Jr.                  Distribution             8910 Burge Ave.                    10-Jun-91
                                                           Richmond, Virginia

Bethany Investments, LLC          Distribution         *   44098 Mercure Circle #125          01-Jan-95
                                                           Sterling, Virginia

RC Olin. LLC                      Distribution         *   9115-A N.E. 117th Avenue           01-Feb-99
                                                           Vancouver, Washington

                                 SCHEDULE 3.8(c)

                                PERSONAL PROPERTY

1. All vehicles held pursuant to a Master Equipment Lease Agreement between Vivendi Water Transport, Inc. and Automotive Rentals, dated 08/14/2000.

2. All vehicles held pursuant to a Vehicle Lease Service Agreement between Vivendi Water Transport, Inc. and Penske Truck Leasing, dated 12/10/1999.

3. All vehicles held pursuant to a Truck Lease and Service Agreement between Vivendi Water Transport and Ryder Truck Rental, Inc., dated 09/07/1998.

4. All vehicles held pursuant to a Fleet Services Lease Agreement, TruckXpress(TM) Agreement, and Master Truck Lease (and Supplements) between Vivendi Water Transport, Inc. and Associates Fleet Services, each dated 04/14/2000.

                                 SCHEDULE 3.8(d)

                                SHARED FACILITIES

- 22578 Interstate 30, Bryant, Arkansas 72022
Sublease expires concurrently with the lease on March 31, 2005.
Sublease space is approximately 4,500 square feet (1,500 SF office, 3,000 SF warehouse)
Sublease rent is $1,965 per month full service gross.
Subtenant is U.S. Filter/Ionpure Inc.
Sublease agreement on file.

- 4052 West 8380 South, West Jordan, Utah 84088
Lease expires July 31, 2003.
Sublease is a month-to-month and can be terminated by either party with 60 days notice.
Space is 150 SF of office and 300 SF warehouse.
Sublease rent is $250 per month gross.
Subtenant is U.S. Filter/Ionpure Inc.
Sublease agreement on file.

- 7216 Cesna Drive, Greensboro, North Carolina
Sublease expires concurrently with the lease on March 31, 2005
Sublease space is a desk in the wrhs. and a pad in the yard for a 20,000 gal. tank with ingress/egress
Sublease rent is $500 per month gross.
Subtenant is U.S. Filter Recovery Services (Mid-Atlantic), Inc.
Sublease agreement on file.

- 1583 River Drive, Brawley, California 92227
Lease expires November 30, 2002.
Sublease base rent is $1,000 per month plus real estate taxes in an amount of $1,150 per year.
Sublease space is two offices of 225 SF each plus use of common areas. Subtenant is Western Farms
No written sublease agreement.*

- 2651E. Byrd Avenue, Suite 101, Fresno, California 93706
Lease expires April 30, 2003.
Rent is $250 per month.
Space is approximately 400 SF of warehouse.
Subtenant is U.S. Filter/Ionpure Inc.
No written sublease agreement.*

- 4310 NW 10th Avenue, Oakland Park, Florida 33460
Lease expires April 30, 2004
Rent is $250 per month.
Space is approximately 100 SF of office.
Subtenant is Capital Equipment Group-Dan Loy.
No written sublease agreement.*

- 134 Peachtree Park, Byron, Georgia 31008
Lease expires June 30, 2004.
Sublease rent is $500 per month.
Space is a total of approximately 600 SF with one office and warehouse space for storage of filters.
Subtenant is U.S. Filter/Ionpure Inc.
No written sublease agreement.*

- 1820 Building, Thomasville, Georgia
Subtenant is Davco.
No written sublease agreement.*
Rent is currently $16,500 per month (includes services provided and employees) subject to change.

- Service Level Agreement for U.S. Filter Wastewater Group at Thomasville, Georgia providing for a term until June 30, 2003, with a six-month renewal option, and providing for Distribution to house and provide certain support services for the Wastewater Group AS/400 server and to cover the Wastewater Group AS/400 under Distribution's disaster recovery contract with SunGard Recovery Services, for a monthly fee of $2,500.

* Written subleases that reflect the terms of the existing oral agreement are being prepared.

                                 SCHEDULE 3.8(e)

                               ADEQUACY OF ASSETS

1. USF and its Affiliates provide services to Distribution that will not be available following the Closing, except as otherwise provided in the Related Agreements. The principal services are:

       -  Employee benefits management (third party costs are charged back)
       - Intellectual property administration (third party costs are charged back)
       -  Information technology support (third party costs are charged back)
       -  Real estate management (third party costs are charged back)
       -  Payroll services (costs charged back)
       -  Tax preparation (U.S. federal and state returns)
       -  Risk management and global insurance coverage (premiums charged back)
       - Environmental, health and safety audit, support and database services (third party costs are charged back)
       -  Certain treasury services
       - For certain vehicles where Distribution is not the lessee of the vehicles (see Schedule 3.8(c)), fleet management services
       -  Long-distance services (third party costs are charged back)
       - Legal services (charged an allocation through Q1 2002 and third party costs are also charged back)

2. Distribution owns vehicles which operate under the Department of Transportation number of Vivendi Water Transport, a USF Subsidiary. Distribution also operates vehicles in more than one state utilizing IRP plates issued by the State of Indiana to Vivendi Water Transport.

3. Several agreements are in place between USF and third party vendors whereby Distribution receives a benefit from volume purchasing power, including:

       -  Federal Express;
       -  United Parcel Service;
       -  Nova (credit card processor);
       -  Cass (freight bill processing);
       -  CDW (computer equipment and software purchases);
       -  Travel discounts with certain airlines and car rental agencies; and
       -  Long distance telephone services.
       -  AT&T Wireless
       -  Nextel Wireless
       -  Cintas

                                  SCHEDULE 3.9

                                   LITIGATION

1. S.D. Hentges & Sons. Inc. v. U.S. Filter Distribution Group, Inc., filed 08/20/01
Claimant:             S.D. Hentges & Sons, Inc.
Amount in dispute:    $754,054
Summary:              Contract case arising out of allegedly defective pipe used by Plaintiff in construction. Diamond Plastics manufactured the pipe and Distribution distributed the pipe to plaintiff. Plaintiff alleges breach of contract and breach of express and implied warranties by Distribution. Distribution has filed an answer. A counterclaim and third party complaint against Diamond
                      Plastics have also been filed by Distribution. Diamond
                      Plastics filed its answer and a Motion for Summary
                      Judgment. All motions are pending.

2. Archer-Western Contractors. Ltd. v. U.S. Filter Distribution Group, Inc., filed 06/20/01
Claimant:             Archer-Western Contractors, Ltd.
Amount in dispute:    $3,000,000
Summary:              Contracts case. Plaintiff filed a Complaint in California
                      state court alleging that Distribution supplied it with defective PVC pipe on the Otay Water District project.
                      Plaintiff was the general contractor on the project, which has experienced leaks in the piping system. Plaintiff alleges that it has thus far spent over $3,000,000 to replace the allegedly defective pipe. Distribution's tender to the pipe manufacturer and third party defendant, J-M Manufacturing, was rejected, although J-M is presently cooperating with the defense and entered a joint defense agreement with Distribution. Distribution and J-M have jointly retained experts. Inspection of damaged pipe is ongoing. Early indications are that the alleged defects were the result of installation errors by Archer-Western.

3. U.S. Filter Distribution Group, Inc. v. Boulder Excavating, Inc., et al., filed 09/10/01
Claimant:             Distribution
Amount in dispute:    $248,000
Summary:              This action is a collection suit arising out of a
                      contract/credit agreement dated December 9, 1985 relating to the Virgin Valley Water District 24" Water Line
                      Improvement Project wherein Distribution agreed to provide certain materials to defendant Boulder Excavating on credit. On about October 25, 2001, defendants tiled a counterclaim against Distribution alleging that
                      Distribution did not provide materials manufactured by Mueller and Singer as agreed upon in their contract and therefore, Distribution breached the contract allegedly causing more than $400,000 in damages to defendant
                      Boulder. Currently, Distribution is awaiting proposed budget and a status letter from defense counsel. The counterclaim appears to be frivolous. Distribution has served the bonding company. Therefore, defendant's solvency should not be a concern. Plaintiffs counsel has filed a motion to withdraw for non-payment of fees.

4.  Foster Utilities. Inc. v. US. Filter Distribution Grout. Inc., filed
    08/09102
Claimant:             Foster Utilities, Inc.
Amount in dispute:    $652,482
Summary:              Voidable preference claim in Bankruptcy Court. A North
                      Carolina-based customer of Distribution, which is now in Chapter 11 bankruptcy, claims that Distribution received voidable preference payments totaling $652.482.39 within 90 days of the filing of the Bankruptcy Petition.
                      Distribution has two promising defenses: (1) a partial
                      "new value" defense totaling at least $400,000. based on new goods and services provided to plaintiff after the alleged preferential payments; and (2) a potential complete defense based on the fact that Distribution reframed from exercising lien or bonding rights in its continuing dealings with plaintiff. Distribution's Answer is due September 23, 2002.

5. Barnes Plumbing v. U.S. Filter Distribution Group, Inc.
Claimant:             Bankruptcy trustee for Barnes Plumbing
Amount in dispute:    $81,629.83
Summary:              Voidable preference claim in Bankruptcy Court. The Chapter
                      7 bankruptcy trustee of a former North Carolina-based customer of Distribution claims that Distribution received voidable preference payments totaling $81,629.83 within 90 days of the tiling of the Bankruptcy Petition.
                      Distribution intends to assert one or more promising partial or complete defenses.

6. Estate of William D. Parker v. USF Distributing. Harrier Construction. Steven Calder. et al.
Claimant:             Estate of William D. Parker
Amount in dispute:    $1,000,000
Summary:              Wrongful death action in U.S. District Court, Fresno, CA
                      alleging Distribution negligently loaded pipe onto a truck. Plaintiff decedent was killed attempting to unload the pipe after transporting it to Utah. Plaintiffs estate seeks recovery in the amount of $1.0 million. Distribution has not yet been served, but has been advised by counsel that service is imminent. Liability is very questionable.
                      Defense counsel plans to tender the defense of this matter to RAM Trucking. General liability insurance is fully defending without reservation, and defense is fully funded by carrier. Distribution has a $250,000 indemnity deductible.

7. Resources Companies. Distribution received a letter dated April 4, 2002 from a competing distributor in the Chicago, Illinois area who alleged Distribution was engaged in anticompetitive activities. Counsel for Distribution reviewed the allegations and concluded that there were no violations, and subsequently rejected Resource Companies' claims by letter dated April 16,2002.

8. Detroit Water Team. Distribution was notified by letter dated June 20, 2002 of a potential future subrogation claim arising out of the failure of an underground water pipe manufactured by CLOW Water Systems Co. and supplied by Distribution to the Detroit Water Team ("DWT"). Detroit Water Team's expert has conceded that the pipe distributed by Distribution Group was not the cause of damage. This matter will likely be terminated in the near future as to Distribution, without any defense counsel costs or liability for Distribution.

9.  See Schedule 3.18.

                                  SCHEDULE 3.10

                          COMPLIANCE WITH LAW: PERMITS

See paragraph 2 of Schedule 3.8(e).

                                  SCHEDULE 3.11

                                  LABOR MATTERS

COLLECTIVE BARGAINING AGREEMENTS

     1. Collective bargaining agreement between U.S. Filter and International Brotherhood of Teamsters, Local Union 247 dated July 30, 1999 for the period July 31, 1999 through July 30, 2004 covers all union employees at the Novi and Shelby Township, Michigan facilities.

     2. Collective bargaining agreement between U.S. Filter and Teamsters, Chauffeurs and Helpers Local Union No. 525 Affiliated with the International Brotherhood of Teamsters dated December 1, 1997 for the period December 1, 1997 through November 30, 2003 covers all union employees at the Granite City, Illinois facility.

                               SCHEDULE 3.12(a)(i)
                          INTELLECTUAL PROPERTY ASSETS:
                            MARKS AND FICTIONAL NAMES


Trademarks

POWERSCOPE - Common law mark - unregistered service mark

                              SCHEDULE 3.12(a)(ii)
                      INTELLECTUAL PROPERTY ASSETS: PATENTS

U.S. Patent No. 5,074,526 - Issue date 12/24/91
Title: In-line fluid control valve with apparatus for and method of installation in an existing Fluid conduit

                             SCHEDULE 3.12(a)(iii)
                    INTELLECTUAL PROPERTY ASSETS: COPYRIGHTS


WATER CITY poster design

POWERSCOPE

                              SCHEDULE 3.12(a)(iv)
                          INTELLECTUAL PROPERTY ASSETS:
                              INTERNET DOMAIN NAMES


www.utilitypiping.com

                               SCHEDULE 3.12(b)(i)

                        RIGHTS IN INTELLECTUAL PROPERTY:
                                    GENERALLY


No disclosure made.

                              SCHEDULE 3.12(b)(ii)

                        RIGHTS IN INTELLECTUAL PROPERTY:
                                     PATENTS


No disclosure made.

                              SCHEDULE 3.12(b)(iii)

                        RIGHTS IN INTELLECTUAL PROPERTY:
                                      MARKS


No disclosure made.

                              SCHEDULE 3.12(b)(iv)

             RIGHTS IN INTELLECTUAL PROPERTY: INTELLECTUAL PROPERTY
                                    LICENSES

A.  As Licensor.

         Romac License Agreement dated May 15, 1989 by and between Distribution (successor to Meter Services & Service Sales, Inc.), as Licensor, and Romac Industries, Inc., as Licensee.

B.  As Licensee.

         1. Software License Agreement, Software Maintenance Agreement and Consulting Services Agreement, each dated January 1, 1997 and related upgrades dated January 27, 2000 and March 30, 2001, by and between Distribution, as Licensee, and Mincron SBC Corporation, as Licensor.

         2. Certain operating systems and licensed programs for AS/400s.

         3. WebCommerce software for customer interface to Minron system licensed from Minron SBC Corporation.

         4. Trusted Link EDI software for AS/400 licensed from Peregrine E-Markets.

         5. Get2Connect License Agreement for distribution of EDI documents licensed from Peregrine E-Markets.

         6. Report2Web secure report server software licensed from Redwood Software.

         7. TrackIt software tracking system licensed from Blue Ocean Software.

         8. FAS 2000 fixed asset tracking software licensed from Best Software.

                                SCHEDULE 3.13(a)

                             EMPLOYEE BENEFIT PLANS

USF EMPLOYEE BENEFIT PLANS

-  United States Filter Corporation Retirement Savings Plan
-  United States Filter Corporation Welfare and Fringe Benefit Plans
      - Group Health insurance (including medical, dental, vision and employee assistance plan)
      -   International Travelers Medical
      -   Flexible Benefit Plan (Internal Revenue Code Section 125
          Cafeteria Plan)
      -   Group Term Life Insurance and Accidental Death and Dismemberment
      -   Business Travel Accident
      -   Short-Term Disability
      -   Group Long-Term Disability
      -   Voluntary Long-Term Disability
      -   Voluntary Accidental Death and Dismemberment
      -   Voluntary Term Life Insurance
      -   Voluntary Universal Life Insurance
      -   Voluntary Group Home and Auto
      -   Voluntary Legal Services
      -   Vacation Policy
      -   Sick Day Policy
      -   Holiday Policy
      -   Education Assistance Policy
      -   Severance Plan
      -   Adoption Benefit
      -   529 College Savings Plan

-  United States Filter Corporation Management Deferred Compensation Plan


VIVENDI EMPLOYEE BENEFIT PLANS

-  Vivendi 10 Stock Option Grant Program
-  Vivendi Pegasus Share Incentive Plan
-  Vivendi Universal Employee Stock Option Plan May 1999
-  Vivendi Universal Employee Stock Option Plan May 2000
-  Vivendi Environnement Employee Stock Option Plan February 2001

                                SCHEDULE 3.13(b)

                                 STATUS OF PLANS

On January 12, 2001, United States Filter Corporation filed an application for a compliance statement under the Internal Revenue Service's Voluntary Compliance Resolution Program with respect to a failure to make required matching contributions under the United States Filter Corporation Retirement Savings Plan for the 1994 through 1998 plan years. The Internal Revenue Service issued a compliance statement August 29, 2002, conditioned upon United States Filter Corporation making the true-up correction contributions within 150 days after issuance of the compliance statement. United States Filter Corporation fully expects to make such true-up correction contributions within that timeframe.

                              SCHEDULE 3.13(c)(iii)

                       POST-EMPLOYMENT OR RETIREE BENEFITS


Distribution has agreed to maintain a post-retirement medical and dental insurance benefit program for several former Sidener Supply Company employees whose combined age and years of service totaled at least 75 at the date of the Sidener Supply acquisition, Upon their retirement from Distribution, these eligible employees may elect (for themselves and their spouses) to continue to be covered by Distribution's group medical and dental insurance programs until age 65, provided they continue to pay Distribution the applicable COBRA cost (as annually adjusted) of such coverage for so long as they elect to participate. Six individuals (retired employees and/or their spouses) ranging in age from 57 to 64 are currently participating. In addition, there are two current employees who will be eligible to elect such coverage upon their retirement from Distribution. The ages of these two current employees and their spouses range from 55 to 64.

                              SCHEDULE 3.13(c)(vi)

                        ACTUAL AND CONTINGENT LIABILITIES

1.  See also Schedule 3.13(d).

2.  See disclosures relating to severance pay on Schedule 3.13(i).

3. Distribution has certain company contribution obligations for (i) its share of insurance premiums with respect to USF Employee Benefit Plans in which employees participate and (ii) certain payroll taxes.

4. Distribution has certain matching obligations under the United States Filter Corporation Retirement Savings Plan that it is required to remit to USF on a regular basis.

5. Distribution has certain true-up matching obligations under the United States Filter Corporation Retirement Savings Plan with respect to a failure to make required matching contributions for the 1994 through 1998 plan years. The estimated obligation, as of June 24, 2002, is: $58,469.57 for 1997; and $77.111.08 for 1998. Distribution has no obligations for plan years 1994-1996.

6. Distribution is required to remit to the trustee of the USF Management Deferred Compensation Plan all amounts due in respect of payroll withholding from their participating employees in accordance with the terms of the plan.

                                SCHEDULE 3.13(d)

                                  CONTRIBUTIONS

In the ordinary course of business, Distribution will withhold from its employees' pay the employees' (i) share of insurance premiums with respect to USF Employee Benefit Plans in which such employees participate, (ii) contributions under the United States Filter Corporation Retirement Savings Plan, (iii) contributions under the USF Flexible Benefit Plan. (iv) contributions to the USF Management Deferred Compensation Plan, and (v) payroll withholding taxes. These amounts are remitted on a regular basis to USF, which administers such plans and remits appropriate payroll withholding taxes.

Distribution has certain company contribution obligations for (i) its share of insurance premiums with respect to USF Employee Benefit Plans in which employees participate and (ii) certain payroll taxes.

In addition, Distribution has certain matching obligations under the United States Filter Corporation Retirement Savings Plan that it is required to remit to USF on a regular basis. These obligations will continue to accrue and be discharged in the ordinary course.

On January 12, 2001, United States Filter Corporation filed an application for a compliance statement under the Internal Revenue Service's Voluntary Compliance Resolution Program with respect to a failure to make required matching contributions under the United States Filter Corporation Retirement Savings Plan for the 1994 through 1998 plan years. The Internal Revenue Service issued a compliance statement August 29, 2002, conditioned upon United States Filter Corporation making the true-up correction contributions within 150 days after issuance of the compliance statement. United States Filter Corporation fully expects to make such true-up correction contributions within that timeframe.

                                SCHEDULE 3.13(b)

                                    EMPLOYEES

(i)    List of employees with base cash compensation in excess of $150,000:

                      NAME                         BASE SALARY
                      ----                         -----------
                      Hickson, Robin G.            $175,032
                      Hornish, Harry K.            $350,012
                      Maczko, Edward               $153,660
                      May, Larry                   $169,000
                      Miller, Mark C.              $152,256
                      Slaughter, Mechelle          $170,352

(ii)   Plant closings and mass layoffs.
       No disclosure made.

                                SCHEDULE 3.13(i)

                              AGREEMENTS AND PLANS

      (i)    Agreements re: termination with notice period of 90 days or more

Employment Agreement between USF and Harry K. Hornish, Jr. dated April 22, 1999, as assigned by USF to Distribution as of May 31, 2002.

Each of the following employees has an Employment Security Agreement dated April 18, 2002 under which s/he will receive defined severance benefits if s/he is terminated under conditions enumerated in such agreements.

                Rob Hickson
                Ron Hood
                Harry Hornish
                Terry Howell
                Phil Keipp
                Ed Maczko
                Mark Miller
                Jack Olson
                Jack Schaller
                Mechelle Slaughter
                Joe Walker
                Jerry Webb
                Irving Welchons

In accordance with a letter dated April 1, 2002, Gerald Raus has an arrangement for salary continuation.

      (ii)   Agreements with any officer or director not already in (i) above:
             None to disclose.

      (iii) Stock option, stock purchase, bonus or other incentive plan or agreement

             - Bonuses have been accrued and/or paid in the ordinary course of business in relation to 2002. All bonuses in relation to 2001 and prior years have been accrued on the Balance Sheet or paid.

             - Sales representatives are eligible for a year end bonus and monthly commissions.

             - Operations Managers are eligible for a monthly commission on achievement tied to branch contributed profit.

             - District/Branch Managers are eligible for a year end bonus and monthly commission based on achievement tied to branch contributed profit and return on investment.

             - Regional Vice Presidents are eligible for quarterly commissions based on achievement tied to regional operating profit and are eligible for a year end bonus under the executive bonus plan (See below).

             - Certain product specialists and department managers are eligible for a year end bonus tied to written performance objectives.

             - Non-commissioned employees are eligible to participate in a branch incentive pool based on branch financial results.

             - Sales Agent Agreement between Distribution and George Hackley, dated January 1, 2001.

             - Sales Agent Agreement between Distribution and Carl E. Latini, dated October 22, 1999.

             - Sales Agent Agreement between Distribution and Don Olson, dated November 1, 2000.

             - Sales Agent Agreement between Distribution and Larry Short, dated January 1, 1998.


Each of the following employees is eligible to participate in an Executive Bonus Plan under which s/he can earn a quarterly bonus equal up to 1/5th of his/her respective target incentive (defined as a percentage of base salary). Bonus amount is based upon achieved quarterly EBITA relative to budgeted quarterly EBITA. Participants can earn an additional bonus equal to l/5th of his/her respective target incentive based on achieved EBITA relative to budgeted EBITA for the full calendar year.

              Rob Hickson
              Ron Hood
              Harry Hornish
              Terry Howell
              Phil Keipp
              Ed Maczko
              Mark Miller
              Jack Olson
              Jack Schaller
              Mechelle Slaughter
              Joe Walker
              Jerry Webb
              Irving Welchons

      (iv) Agreements requiring Distribution to pay any officer, director or employee. No disclosure made.

                                SCHEDULE 3.13(j)

                               MULTIEMPLOYER PLANS

The collective bargaining agreement with the International Brotherhood of Teamsters, Local Union 247, in Novi, Michigan, requires Distribution to pay into the Central States, Southeast and Southwest Areas Pension Fund. A letter regarding Distribution's withdrawal liability with respect to this collective bargaining agreement is attached as Appendix B.

                                  SCHEDULE 3.14

                              ENVIRONMENTAL MATTERS

A.   COMPLIANCE:

         1. Denver. Colorado. ENSR Phase I site assessment report dated April 2002 noted the following regulatory issues which have been resolved as set forth below:

              a. Fluorescent bulbs, which contain mercury vapor, were being disposed of in the trash dumpster inconsistent with Colorado's Universal Waste Regulations (1007 CCR Section 273.13(e)). Used bulbs are now being stored and disposed of in compliance with applicable regulations.

              b. Trucks were being washed with caustic cleaners and the waste water from these cleanings was being allowed to discharge into the city street and enter the storm water collection system, without appropriate safeguards and a Colorado NPDES minimal discharge permit (Regulation 61, Colorado Permit System Regulations). Facility has discontinued the practice, eliminating the need to secure a permit.

         2. McAllen. Texas. ENSR Phase I site assessment report dated April 2002 noted the following regulatory issues which have been resolved as set forth below:

              a. Outside sandblasting operations require registration and written site approval pursuant to the Texas Natural Resources Conservation Commission Exemptions from Permitting Chapter 106, Subchapter T. The Facility has filed for an exemption with the TNRCC (with no response expected or required back from the TNRCC).

              b. Written site approval is required for outside painting under the TNRCC Exemptions from Permitting Chapter 06, Subchapter S, Surface Coating. The Facility has filed for an exemption with the TNRCC (with no response expected or required back from the TNRCC).

              c. A Texas Pollutant Discharge Elimination System permit is required for the oil/water separator discharge to the ground. The Facility has rerouted discharge to the City's sewer system and received written notice from the City that no permit to discharge into the City's sewer system is required.

B.   CLAIMS:

         No disclosure made.



C.   PERMITS:

         No disclosure made.

D.   NOTICE OF REVOCATION OF PERMITS:
         No disclosure made.

E.   STORAGE TANKS:
         No disclosure made.

F.   LISTED PROPERTIES (ON THE NATIONAL PRIORITIES LIST):
         No disclosure made.

G.   HAZARDOUS MATERIALS:

1. Thomasville, Georgia. A letter loom the Georgia Department of Natural Resources dated September 5, 2000 was received concluding that no further action is required for contamination resulting from release from underground storage tanks, which were removed prior to 1990.

2. Olathe, Kansas. ENSR Phase I Site Assessment Report dated April 2002 noted the presence of an on-site septic system, in use at the facility since the construction date of the facility in the early 1980s. Prior to 1998, pipe fabrication was conducted in the warehouse building; this generated waste toluene. Two floor drains in the warehouse reportedly discharge into the septic system, although there is no evidence to indicate that any releases have actually taken place.

H.   REQUIRED NOTICE OR CONSENT:
         No disclosure made.

                                        SCHEDULE 3.16

                                  MATERIAL CONTRACTS

(A) PARTNERSHIP, LIMITED LIABILITY COMPANY OR JOINT VENTURE AGREEMENTS No disclosure made

(b) (i) Contract re: indebtedness for borrowed money

                                Other Party              Agreement                Date
                                -----------              ---------                ----
Distribution (successor         Donald M. Barclay       Installment Note          June 3, 1996
to Pacific Water Works)

         (II) CONTRACTS WHEREBY DISTRIBUTION WOULD, OR WOULD HAVE ANY OBLIGATION TO, MAKE AN INVESTMENT IN OR LOAN TO ANY PERSON

                  No disclosure made

         (C) CONTRACTS FOR THE SALE OF GOODS AND/OR SERVICES INVOLVING TOTAL ANNUAL PAYMENTS IN EXCESS OF $500,000


OTHER PARTY                             AGREEMENT                                       DATE
Neenah Foundry Company                  Consignment Agreement                           November 22, 2000
North American Pipe Corporation         Distributor Agreement                           May 11, 2001
Badger Meter, Inc.                      Distributor Resale Supply Agreement             May 18, 1998
Invensys Metering Systems               Distributorship Agreements                      Various
Mueller Co.                             Distribution Agreements                         Various

         (D) CONTRACTS FOR THE SALE OF GOODS AND/OR SERVICES INVOLVING TOTAL ANNUAL REVENUES IN EXCESS OF $500,000

OTHER PARTY                     AGREEMENT                                DATE
City of Corona                  Bid No. 02-06                           July 11,2001

Henderson City                  RFP No. 105-01 *02                      January 9, 2002 (bid)
                                "Backflow Assembly Test & Repair"       April 1, 2002 (PO)

Las Vegas Valley Water          Bid No. 4803-00                         Renewed 06/30/01 thru 06/30/02
                                3/4" Stamped Copper Tubing

Denver Water Dept.              Contract No. 05947A                     07/1/00
                                                                        Renewed 07/01/02 thru 06/30/2002

City of Berwyn                  Water Meter Agreement                   May 5, 1999

Mazon Plumbing Company          Subcontract (to Berwyn Water Meter      April 30, 1999
                                Agreement)

Village of Forest Park          Water Meter Agreement                   01/09/00

Professional Meters, Inc.       Subcontract (to Forest Park Water       01/18/01
                                Meter Agreement)

Alliant/Wise Power              Blanket Order GO002992                  05/24/01

City of Houston                 Plastic Meter Boxes Contract SC-R-      05/22/01-05/30/04
                                9999-031-13086

City of Houston                 Water Meter R/P Contract                05/15/02
                                SC-R4515-031-13401

DeKalb C. Government          Contract No. 5145-01                   Renewed April 1, 2002 thru May 31, 2003

Jackson City Water &          Bid for Contract I -- Manholes and     11/21/01
Sewerage Authority            Contract II -- Polyvinylchloride
                              Profile Sewer Pipe

City of Apopka                Contract No. 99-157                    Renewed February 1, 2002 thru
                                                                     January 31, 2003

Orange County Government      1. Contract #Y1-1011A                  1. Renewed for June 5, 2002 thru June 4, 2003
                              Water Meter Boxes, Lot I
                              2. Contract #Y9-1011 Water Pipes,      2. September 22, 1999 thru 09/21/02
                              Valves & Fittings

Indian River County           IRC Bid #6010 Utilities Supplies       Renewed from 10/01/01 thru 09/30/02.
Utility Department            & Materials                            Up for rebid as of 9/30/02 and such new
                                                                     contract has not yet been awarded.

Ft. Pierce Utility Authority  Bid No. 5140 (Piggyback Indian River   06/11/01. 06/05/01 thru 09/30/01
                              County Bid No. 6010)                   with annual renewals through 09/30/05

Knoxville Utilities Board     Purchase Order 6752                    Renewed 07/01/01 thru 06/30/02

City of Camden                Contract and Agreement (for cold       03/05/01
                              water meters)

Cleveland, City of            Contract No. 58750                     01/29/02 (1 yr)
                              Contract No. 58383                     11/09/01 (2 yrs)

Borough of Edinboro           Bid for new meter re-setters           11/20/01

The Village of Lagrange       Water Meter Agreement                  10/24/01
Park

Professional Meters Inc.      Subcontract to Village of Lagrange     10/24/01
                              Park Water Meter Agreement

Chanhassen Utility            Contract                               10/19/01
Department

FSC Sales & Service Inc       Purchase Agreement 173-001A            07/10/01

Johnson Bros Corp-Bartow-     Contract #8141217                      02/14/01 (PO)
Farmland Job

Brandbury Stamm Construction  Purchase Order Job No. 3999            11/15/00 (PO)
                              Bid ID: 418291

Albuquerque Underground       Purchase Order No. 201015-01           03/08/02


        (E) CONTRACTS (OTHER THAN SALES AGENCY OR DISTRIBUTOR AGREEMENTS) CONTAINING COVENANTS MATERIALLY RESTRICTING LINE OF BUSINESS

Noncompetition Agreement dated January 1, 2001 between Distribution and ISCO Industries, LLC. The agreement restricts, among other matters, Distribution from the following activities: the business of fabrication, distribution or sale of HDPE pipe for any use except municipal markets in Florida, Georgia, North Carolina and South Carolina for five (5) years commencing January 1,2001.

        (F) CONTRACTS BETWEEN DISTRIBUTION AND USF OR ITS SUBSIDIARIES OTHER THAN PURCHASE ORDERS ENTERED INTO ON MARKET TERMS.

No disclosure.

                                  SCHEDULE 3.18

                                   INSURANCE

1. Policies: Refer to Appendix C attached hereto, which lists insurance policies and coverage limits.

2. Claims: Refer to the following appendicies attached hereto, for pending claims and claims history:



Appendix  D-1    -    Insurance Claims: AIG General Liability
Appendix  D-2    -    Insurance Claims: AIG Automobile
Appendix  D-3    -    Insurance Claims: Travelers Automobile
Appendix  D-4    -    Insurance Claims: USF Self-Managed Automobile
Appendix  D-5    -    Insurance Claims: Asbestos
Appendix  D-6    -    Workers' Compensation Claims: Travelers Insurance
Appendix  D-7    -    Workers' Compensation Claims: Argonaut Insurance

                                  SCHEDULE 3.19

                             UNDISCLOSED LIABILITIES


No disclosure.

                                  SCHEDULE 4.4

                             BROKERS, FINDERS OF USF


USF has retained the services of Goldman Sachs in respect of the transaction contemplated by the Agreement.

                                  SCHEDULE 5.5

                            BROKERS, FINDERS OF BUYER

No disclosure made.

                                  SCHEDULE 6.3

                                MATERIAL CONSENTS



The following Real Property Leases:
Gilbert (Phoenix), AZ /
Tolleson (Phoenix), AZ /
Denver , CO /
Morrisville (Raleigh), NC /
Corona, CA /
Santa Clara, CA /
Shelby Township, MI /
Waco, TX /
Vancouver, WA /
Jacksonville, FL /
North Las Vegas NV /
Sterling, VA /
Escondido CA /
Tucson, AZ /
Monroe, OH /

                                  SCHEDULE 6.5

                        OPERATIONS PRIOR TO CLOSING DATE


1.       The Receivables Purchase Facility may be terminated prior to Closing.

2. Pursuant to the Receivables Purchase Facility, Distribution is continuously in the process of selling its trade accounts receivable with the proceeds from such sales being transferred to USF.

3. To the extent necessary to eliminate intercompany net receivables due from USF to Distribution (excluding trade payables due to and from USF and its Subsidiaries in respect of the sale and purchase of goods and/or services in the ordinary course of business), Distribution will declare a dividend in the amount of such net receivables (net receivables due from USF are categorized on the Balance Sheet as shareholder's equity).

                                  SCHEDULE 6.7

                         GUARANTY AND SURETY OBLIGATIONS

                    PRIMARY
GUARANTOR           OBLIGOR             BENEFICIARY              AMOUNT OF GUARANTY            DATE OF GUARANTY
---------------------------------------------------------------------------------------------------------------
United States       Distribution        Catellus                 Amounts due pursuant          08/29/1997,
Filter Corporation                      Development              to lease on Vernon, CA        renewed
                                        Corporation              property                      10/02/2000
---------------------------------------------------------------------------------------------------------------
United States       Distribution        R.E.A.                   Amounts due pursuant to       09/09/1997
Filter Corporation                      Investment               lease on Pineville, NC
                                        Partners and             property
                                        General Partnership
---------------------------------------------------------------------------------------------------------------
United States       Distribution        Triple Net               Amounts due pursuant to       02/26/1998
Filter Corporation                      Investments VI, L.P.     lease on Whitehall, PA
                                                                 property
---------------------------------------------------------------------------------------------------------------
Vivendi Water,      Distribution        Barton Capital           Performance Guaranty for      12/19/2001
S.A.                                    Corporation,             performance under the
                                        Societe Generale         Receivables Purchase
                                        and each Program         Facility
                                        Support Provider,
                                        Affected Person
                                        and Indemnified Party
---------------------------------------------------------------------------------------------------------------
United States       Distribution        Employers                Letter of Credit
Filter Corporation  (Davis Water        Reinsurance Corp.        No. 291 through
                    and Waste)                                   Commercial Bank,
                                                                 Thomasville, GA $250,000
---------------------------------------------------------------------------------------------------------------
Vivendi Water,      Vivendi Water       Automotive Rentals,      Amounts due pursuant          08-14-2000
S.A.                Transport, Inc.     Inc.                     to the Master Equipment
                                                                 Lease Agreement dated
                                                                 08-14-2000
---------------------------------------------------------------------------------------------------------------

Refer to Appendix E-l attached hereto, which lists surety obligations with respect to construction and supply bonds.

Refer to Appendix E-2 attached hereto, which lists other surety obligations.

                                  SCHEDULE 7.6

                         ACCOUNTANTS FEES AND EXPENSES


1. Review of unaudited financial statements for the six months ended June 30, 2002, in accordance with SFAS 71.

2. Reissuance of the audited Financial Statements to comply with Regulation S-X, including the push-down of goodwill resulting from Vivendi's acquisition of USF in April 1999 and related purchase accounting entries.

3. Implementation of SFAS 142, and review of related impairment charges to be recorded in the six months ended June 30,2002.

4.   Review of Offering Memorandums.

5. Review of pro forma financial information included in the Offering Memorandum, as well as preliminary procedures applied to pro forma adjustments related to EBITDA.

6.   Procedures related to comfort letter issuance and down-to-date procedures.

7.   Consultations related to the foregoing items.

                                 SCHEDULE 7.10

                                NON-SOLICITATION

1.   Ackerman, Donald M.          51.  Brush, Steven J.                 100. Downs, Joe L.              149. Honer, Kenneth E.
2.   Allen, Daniel L.             52.  Bryant, Bart A.                  101. Driskill, William S.       150. Hood, Ron
3.   Allred, Edward M.            53.  Bryant, David L.                 102. Drost, John                151. Hornish, Harry K.
4.   Alspaw, Dustin G.            54.  Bull, Donald                     103. Dunning, David J.          152. Hornsby, Donald B.
5.   Alworth, James C.            55.  Burnette, Michael E.             104. Eidelsburger, Martin       153. Hovater, David L.
6.   Anderson, Bryan S.           56.  Cahill, Jeffrey J.               105. Ellingsworth, Bruce        154. Howard, Michael A.
7.   Anderson, Chana M.           57.  Callison, Jack F.                106. Esposito, Scott M.         155. Howell, Terrance I.
8.   Anderson, Daniel L.          58.  Capps, Robert M.                 107. Estok, Leonard M.          156. Huber, David J.
9.   Anderson, Thomas C.          59.  Carr, Jeffery T.                 108. Etheridge, Sam A.          157. Hughes, James F.
10.  Armstrong, James G.          60.  Carrara, Louis M.                109. Evans, Gerald W.           158. Hughes, Jerry W.
11.  Amip, Donald A.              61.  Cassey, Patrick L.               110. Everett Jeffery J.         159. Humes, Jeffrey
12.  Bacchus, Dale K.             62.  Cassiere, Lex A.                 111. Ewe, Mark D.               160. Huntley, William J.
13.  Baker, Jim                   63.  Cautela, John                    112. Fisher, Thomas B.          161. Hyland, Robert E.
14.  Ballenger, Bobby D.          64.  Chartaway, Roy L.                113. Flaherty, Arthur C.        162. Iannuzzo, Jason
15.  Baran, Mark D.               65.  Chess, John R.                   114. Foley, James E.            163. Jackson, William
16.  Barclay, Jeff M.             66.  Chism, Robert H.                 115. Fordree, John E.           164. Jenkins, Bryan A.
17.  Barrow, Judy B.              67.  Christmas, Charles               116. Ganisin, Joseph W.         165. Jenkins, William D.
18.  Barton, Carl C.              68.  Churchill, Robert A.             117. Garcia, Leandro A.         166. Jennings, Janet A.
19.  Beard, H. M.                 69.  Clagett, Kevin                   118. Gardner, Jerald W.         167. Johnson, David K.
20.  Bennett, Charles S.          70.  Clark, Michael                   119. Garvey, Robert J.          168. Johnson, Ty C.
21.  Bennett, Thomas              71.  Glingenpeel, Michael A.          120. Gaut, Edward C.            169. Johnston, Allan J.
22.  Bentson, Gregory D.          72.  Clouse, Brian L.                 121. Gaver, Thomas G.           170. Johnston, Robert C.
23.  Berry, Bruce A.              73.  Clower, Jeffrey T.               122. Gentry, Ken                171. Joy, Michael A.
24.  Beston, William D.           74.  Cole, Richard H.                 123. Glenn, Charles J.          172. Joynet, Michael
25.  Biladeau, Kathleen M.        75.  Coleman, Shawn P.                124. Goff, R.D.                 173. Kahl, Kevin L.
26.  Birch, Joseph                76.  Conger, James R.                 125. Grabowski, Tom             174. Kaufmann, Bob W.
27.  Bischoff, Mark D.            77.  Converse, Chad M.                126. Graham, Gregory S.         175. Keelan, Sean P.
28.  Bishop, Henry                78.  Conwell, Lee J.                  127. Gribbin, Thomas E.         176. Keipp, Philip W.
29.  Bland, Yvonne                79.  Cooper, Steve E.                 128. Grier, Robert E.           177. Keller, Kevin J.
30.  Bollin, Robert W.            80.  Cooper, Terry L.                 129. Grimes, Phillip            178. Kelly, Thomas V.
31.  Bowen, Ralph                 81.  Crawford, Danielle R.            130. Haby, Daryl R.             179. Kemp, Richard D.
32.  Bowers, Gary P.              82.  Crivello, Ryan                   131. Hall, Kenneth R.           180. Kennedy, Scott T.
33.  Boys, Theodore M.            83.  Cross, Jim                       132. Hamblin, Paul W.           181. Kennedy, Vincent P.
34.  Bradbury Gene I.             84.  Crow, Gregory A.                 133. Harrup, Stephen            182. Kermode, Thomas C.
35.  Bradshaw,Jeffrey             85.  Cruxton, Michael D.              134. Hart, Thomas P.            183. Kern, Craig
36.  Brain, Mark A.               86.  Dale, Charles R.                 135. Harwood, Stephen S.        184. Kern, Fred
37.  Braun, Anthony L.            87.  Dallavilla, Deborah R.           136. Hawkins, David J.          185. Kiemele, Rick D.
38.  Brazzel, Ervin               88.  Davis, Michael E.                137. Hayes, Lance J.            186. Kissel, Mark A.
39.  Bredesen, Todd R.            89.  Davis, Renny R.                  138. Hayes, Samuel G.           187. Klenk, Albert M.
40.  Brinkman, John D.            90.  Davis, Ronald L.                 139. Hayes, William A.          188. Knight, Jim
41.  Britt, Richard               91.  Davis, Vernon L.                 140. Heddleston, Eric J.        189. Kothmann, John R.
42.  Brooks, Stephen J.           92.  Davis, William B.                141. Heil, Robert E.            190. Kovacs, Henry
43.  Brouillette, Jeffrey F.      93.  Davis, William H.                142. Henke, Matthew J.          191. Kupish, David W.
44.  Brown, Craig D.              94.  D'Eroole, Dale                   143. Hester, Michael R.         192. Lahr, Vaughn E.
45.  Brown, Daniel K.             95.  Devlin, Joseph                   144. Hicks, Douglas L.          193. Lambros, Christopher L.
46.  Brown, Pete J.               96.  Dexter, Jeffrey M.               145. Hickson, Robin G.
47.  Brown, Richard D.            97.  Dibattista, Michael              146. Hilgedick, Donald W.
48.  Brown, Wallace R.            98.  Dohn, Robert A.                  147. Hobbs, Robert K.
49.  Bruce, John S.               99.  Doud, Kevin E.                   148. Hoffman, Robert W.
50.  Brunton, James L.


194. Langton, Charles H.     239. Murphy, Rose             284. Roncska, Lynn            329. Strickland, Jerry G.
195. Larson, David L.        240. Nelson, Michael          285. Rowland, James P.        330. Stuckey, Scott M.
196. Lawrence, Keith         241. Nelson, Russell          286. Saare, Glenn             331. Sullivan, Thomas M.
197. Lee, Danny R.           242. Nichols, Tracy L.        287. Sanders, Phillip M.      332. Sullivan, William L.
198. Lee, Donald W.          243. Nicholson, Francis B.    288. Sandigo, Alexander       333. Switzer, Douglas
199. Lee, Larry W.           244. Norman, Hurshel C.       289. Sands, John B.           334. Sykes, Kenny M.
200. Lemoine, Keith          245. Obertyniuk, Jeffrey M.   290. Santi, Andrew J.         335. Taylor, Wayne
201. Lillard, Eric T.        246. Olson, Jack D.           291. Saunders, Anthony M.     336. Teter, Don L.
202. Lillard, Michael E.     247. Owen, Harold             292. Schaller, John R.        337. Theetge, Mark A.
203. Lopez, Alfredo A.       248. Parker, Charles B.       293. Scherer, Wade A.         338. Thom, Paul A.
204. Lopez, Antonio          249. Parker, Ken              294. Scott, Monty             339. Thomas, Dwayne E.
205. Luck Dennis H.          250. Peipert, Francis S.      295. Scott, Randy H.          340. Thomas, Jason S.
206. Lydum, Michael R.       251. Perry, David A.          296. Seichepine, Tim          341. Thompson, J.M.
207. Macaulay, Earl H.       252. Phillips, Michael J.     297. Shal, Theodore S.        342. Thompson, Robert S.
208. Maczko, Edward          253. Plotke, Gerald J.        298. Shaw, David P.           343. Tippett, Keith W.
209. Mannecke, William A.    254. Pluim, William J.        299. Shay, Samuel M.          344. Torres, Ralph
210. Markle, Korey W.        255. Pool, Christopher B.     300. Sheehan, Jeffrey M.      345. Townsend, Steve
211. Marro, James            256. Pope, Gary D.            301. Sherrard, Thomas W.      346. Traynham, William L.
212. Marshall, Jeffrey L.    257. Porubcansky, Stephen J.  302. Shields, Clifford        347. Tribble, William A.
213. Martin, Daniel B.       258. Pratt, Dave M.           303. Shireman, Larry D.       348. Van Norman, Peter
214. Matthews, Daniel P.     259. Price, Clifton           304. Shoenberger, Roger C.    349. Walker, Joe L.
215. May, Daryl S.           260. Procter, Joseph P.       305. Shuford, Maurice J.      350. Warren, Dean H.
216. Mays, Warren C.         261. Provin, S.S.             306. Skaggs, Eric P.          351. Waters, Gregory T.
217. McBroom, Daniel B.      262. Putze, Victor B.         307. Skinner, Matthew R.      352. Webb, Jerry L.
218. McCarthy, John T.       263. Quasius, Michael R.      308. Slaughter, Mechelle      353. Webster, Sherran L.
219. McCormick, Edward W.    264. Rabroker, Gerald         309. Smith, Alton T.          354. Weese, Marvin J.
220. McDowell, Robert E.     265. Raehl, Daniel            310. Smith, Chris A.          355. Wegner, Douglas R.
221. McElwain, Alan C.       266. Rafferty, E.T.           311. Smith, George M.         356. Welchons, Irving B.
222. McGrettigan, Kevin F.   267. Ralph, Chris M.          312. Smith, Henry J.          357. Wells, Terry L.
223. McGinnis, Kevin P.      268. Ray, Timothy E.          313. Smith, Mark J.           358. Whalls, Thomas L.
224. McGlinchey, John F.     269. Ray, Todd P.             314. Smith, Rex J.            359. White, John W.
225. McKnight, Dean A.       270. Redman, Michael J.       315. Smith, Scott J.          360. Williams, Keith C.
226. McLaughlin, Charles R.  271. Reed, Perry L.           316. Smoot, Chris M.          361. Williams, William T.
227. McLaughlin, Joe L.      272. Reeves, James            317. Solley, James            362. Wilson, Randall D.
228. McRee, Bobby            273. Reichhold, Kevin J.      318. Sombrio, Jack S.         363. Winchester, John J.
229. Metzner, Michael A.     274. Renteria, Ricardo        319. Spencer, Craig C.        364. Wood, John D.
230. Milam, Tony M.          275. Repp, Stephen M.         320. Spencer, Johnny L.       365. Woods, Timothy A.
231. Miller, Glenn           276. Reynolds, Randall L.     321. Stanart, Ronnie L.       366. Young, Carl B.
232. Miller, John L.         277. Richter, Christopher P.  322. Stefanacci, Mark         367. Young, Keith L.
233. Miller, Russell B.      278. Ricketson, Jimmy E.      323. Steinbach, Garry M.      368. Zappola, Charles S.
234. Miltonberger, L.T.      279. Ridgeway, Eugene S.      324. Stepanek, James P.       369. Zappola, Peter C.
235. Moore, Robert J.        280. Riemenschneider, Guy     325. Stephens, Anthony W.     370. Zuck, John H.
236. Moore, Thomas D.        281. Roberts, John W.         326. Stephenson, Brian
237. Morton, Jack E.         282. Roberts, Michael A.      327. Stewart, Larry K.
238. Murfitt, Steven J.      283. Rogers, Joseph E.        328. Straschewski, Robert M.

                                   APPENDIX A

                              FINANCIAL STATEMENTS

                                                       As of
                                                      6/30/02
Current Assets:
Cash and cash equivalents                             10,635,807
Trade accounts receivable, net                       201,075,607
Inventories, net                                     102,769,852
Deferred income taxes                                          0
Other current assets                                   1,161,237
        Total current assets                         315,642,503
Property and equipment, net (a)                       17,962,147

Goodwill, net                                         77,365,306
Other assets, net                                         53,871
        Total assets                                 411,013,627


Current Liabilities:
Trade accounts payable (b)                           142,926,342
Current installments of long-term debt                   215,920
Accrued compensation and benefits                     14,268,919
Other accrued expenses                                 4,968,228
        Total current liabilities                    162,381,409
Long-term debt, excluding current installments           521,543
Deferred income taxes                                          0
        Total liabilities                            162,902,952
Net consolidated equity(c)                           246,110,865
Total liabilities and net equity                     411,013,827



(a) Includes assets to be adjusted: non-operating Thomasville, GA property $14,555 and Learjet $4,447,567.

(b)  Includes Bank of Boston outstanding checks.

(c) Includes reduction for intercompany adjustment of $236,861,461 and $112,208,050 which are sums USF extracted from Distribution.

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY


                       Consolidated Financial Statements

            As of December 31, 2001 and 2000 and for the Years Ended December 31, 2001 and 2000 and for the Nine Month Period
                            Ended December 31, 1999


                  (With Independent Auditors' Report Thereon)

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY


                               Table of Contents

                                                                           PAGE

Independent Auditors' Report                                                 1

Consolidated Balance Sheets                                                  2

Consolidated Statements of Income and Net Consolidated Equity                3

Consolidated Statements of Cash Flows                                        4

Notes to Consolidated Financial Statements                                   5

                          INDEPENDENT AUDITORS' REPORT


The Stockholder
United States Filter Corporation:

We have audited the accompanying consolidated balance sheets of U.S. Filter Distribution Group, Inc. and subsidiary (the Group), a wholly owned subsidiary of United States Filter Corporation, as of December 31, 2001 and 2000, and the related consolidated statements of income and net consolidated equity, and cash flows for the years ended December 31, 2001 and 2000 and for the nine month period ended December 31, 1999. These consolidated financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of U.S. Filter Distribution Group, Inc. and subsidiary as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the years ended December 31, 2001 and 2000 and the nine month period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.



                                          /s/ KPMG LLP



April 12, 2002

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY

                          Consolidated Balance Sheets

                           December 31, 2001 and 2000
                                 (In thousands)

                                                              2001           2000
                     ASSETS
Current assets:
 Cash and cash equivalents                                   $13,288         $9,253
 Trade accounts receivable, less allowance for
  doubtful accounts of $3,941 in 2001 and $3,800
  in 2000 (note 11)                                           15,779        166,114
 Inventories, less reserves of $2,830 in 2001 and
  $3,782 in 2000                                              77,628         84,771
 Deferred income taxes                                         4,377          5,940
 Other current assets                                          1,668            274
                                                            --------        -------
    Total current assets                                     112,740        266,352

Property and equipment, net                                   19,443         22,524
Goodwill, less accumulated amortization of $4,879
 in 2001 and $3,055 in 2000                                   64,356         66,101
Other assets, at cost, less accumulated amortization
 of $22 in 2001 and $14 in 2000                                4,356          4,368
                                                            --------        -------
                                                            $200,895        359,345
                                                            ========        =======
      LIABILITIES AND NET CONSOLIDATED EQUITY

Current liabilities:
 Trade accounts payable                                      100,688        101,119
 Current installments of long-term debt                          238          1,390
 Accrued compensation and benefits                            19,257         19,467
 Other accrued expenses                                        7,839          8,652
                                                            --------        -------
   Total current liabilities                                 128,022        130,628

Long-term debt, excluding current installments                   614            786
Deferred income taxes                                          4,281          3,997
                                                            --------        -------
   Total liabilities                                         132,917        135,411
Net consolidated equity                                       67,978        223,934
Commitments and contingencies
                                                            --------        -------
                                                            $200,895        359,345
                                                            ========        =======

See accompanying notes to consolidated financial statements.

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY

         Consolidated Statements of Income and Net Consolidated Equity

                 For the Years Ended December 31, 2001 and 2000
               and the Nine Month Period Ended December 31, 1999
                                 (In thousands)


                                                          2001            2000           1999
                                                       ----------       ---------       -------
Net sales                                              $1,120,330       1,173,323       896,783
Cost of goods sold                                        880,569         936,502       719,710
                                                       ----------       ---------       -------
   Gross profit                                           239,761         236,821       177,073

Operating expenses:
   Selling, general and administrative                    153,034         151,488       113,022
                                                       ----------       ---------       -------
      Income before depreciation and amortization          86,727          85,333        64,051
                                                       ----------       ---------       -------
Depreciation                                                3,586           3,582         2,606
Amortization                                                1,804           1,876         1,501
                                                       ----------       ---------       -------
      Operating income                                     81,337          79,875        59,944

Other income (expense):
   Stock option redemption (note 8)                            --              --       (15,214)
   Interest expense                                           (79)            (86)         (139)
   Other                                                       (8)            178           905
                                                       ----------       ---------       -------
      Income before income taxes                           81,250          79,967        45,496

Income taxes                                               31,924          31,237        18,039
                                                       ----------       ---------       -------
      Net income                                           49,326          48,730        27,457

Net consolidated equity at beginning of year              223,934         255,997       209,094
Net activity with US Filter                              (205,282)        (80,793)       19,446
                                                       ----------       ---------       -------
Net consolidated equity at end of year                 $   67,978         223,934       255,997
                                                       ==========       =========       =======

See accompanying notes to consolidated financial statements.

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY

                     Consolidated Statements of Cash Flows

                 For the Years Ended December 31, 2001 and 2000
               and the Nine Month Period ended December 31, 1999
                                 (In thousands)

                                                               2001            2000          1999
                                                               ----            ----          ----
Cash flows from operating activities:
  Net income                                                $  49,326        48,730          27,457
  Adjustments to reconcile income to net cash
    provided by (used in) operating activities:
      Deferred income taxes                                     1,846         1,449           1,342
      Depreciation and amortization                             5,390         5,458           4,107
      Gain (loss) on disposal of equipment                         10          (176)           (824)
      Provision for doubtful accounts                           1,239           670           1,101
  Changes in operating assets and liabilities:
    Trade accounts receivable                                 149,199        13,019         (33,139)
    Inventory                                                   6,662         5,922          (4,000)
    Other current assets                                       (1,394)          175             317
    Other assets                                                    3           155              --
    Accounts payable and accrued expenses                      (1,403)        8,326          (7,727)
                                                            ---------      --------        --------
       Net cash provided by (used in)
         operating activities                                 210,878        83,728         (11,366)
                                                            ---------      --------        --------
Cash flows from investing activities:
  Capital expenditures                                         (1,415)       (3,273)         (2,085)
  Acquisitions                                                 (2,700)           --          (6,068)
  Proceeds from sale of a portion of FIFE division              3,650            --              --
  Proceeds from sales of property and equipment                   228           678           1,155
                                                            ---------      --------        --------
       Net cash used in investing activities                     (237)       (2,595)         (6,998)
                                                            ---------      --------        --------

Cash flows from financing activities:
  Proceeds from long-term debt                                     --           136              --
  Principal payments on long-term debt                         (1,324)         (968)         (1,595)
  Net activity with US Filter                                (205,282)      (80,793)         17,851
                                                            ---------      --------        --------
       Net cash provided by (used in)
         financing activities                                (206,606)      (81,625)         17,851
                                                            ---------      --------        --------
       Net increase (decrease) in cash
         and cash equivalents                                   4,035          (492)           (513)

Cash and cash equivalents at beginning of year                  9,253         9,745          10,258
                                                            ---------      --------        --------
Cash and cash equivalents at end of year                       13,288         9,253           9,745
                                                            =========      ========        ========
Cash paid for interest                                      $      90           172             191
                                                            =========      ========        ========
Cash paid for income taxes through US Filter                $  31,924        31,237          18,039
                                                            =========      ========        ========


See accompanying notes to consolidated financial statements.

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2001 and 2000


(1)  Summary of Significant Accounting Policies and Practices

     (a)  Description of Business

          U.S. Filter Distribution Group, Inc. ("USFDG") is a wholly owned subsidiary of United States Filter Corporation ("US Filter"). US Filter is a wholly owned subsidiary of Vivendi Environment ("Vivendi"). USFDG is a wholesale distributor of water and sewer construction materials including pipe, valves, fittings, hydrants, and water meters. USFDG has 137 locations operating in 35 states. Principal customers served are in the contractor and municipal markets.

     (b) Principles of Consolidation and Basis of Presentation

          The consolidated financial statements include the financial statements of USFDG and its wholly owned subsidiary, United States Filter Receivables Corporation ("USFRC"), collectively (the "Group"). USFRC was incorporated in 2001 in the state of Delaware. All significant intercompany balances and transactions have been eliminated in consolidation.

          The Group's consolidated financial statements include the assets, liabilities, and goodwill resulting from US Filter's acquisition that created the Group as well as the Group's subsequent acquisitions. The Group's consolidated financial statements do not include any purchase accounting adjustments that may have resulted from the 1999 acquisition of US Filter by Vivendi.

     (c)  Cash Equivalents

          For purposes of the statements of cash flows, the Group considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

     (d)  Inventories

          Inventories are stated at the lower of cost or market. Cost is determined using the weighted average method for all inventories.

     (e)  Property and Equipment

          Property and equipment are stated at cost. Depreciation on property and equipment is calculated on the straight-line method over the estimated useful lives of the assets as follows:

                Buildings and improvements                   5 to 30 years
                Office furniture, fixtures and equipment       3 to 5 years
                Transportation equipment                      1 to 5 years
                Machinery and equipment                           5 years

Maintenance and repair costs are charged to expense as incurred.


                                       5                             (Continued)

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2001 and 2000


(f)  Goodwill

     Goodwill, which represents the excess of purchase price over fair value of net assets acquired, is amortized on a straight-line basis over the expected periods to be benefited, generally 40 years. The Group assesses the recoverability of this intangible asset by determining whether the amortization of the asset balance over its remaining life can be recovered through undiscounted future operating cash flows of the acquired operation. The amount of asset impairment, if any, is measured based on projected discounted future operating cash flows using a discount rate reflecting the Group's average cost of funds. The assessment of the recoverability of the assets will be impacted if estimated future operating cash flows are not achieved.


(g)  Other Assets

     Other assets consist principally of cash surrender value of life insurance contracts, net of policy loans.

(h)  Advertising

     Advertising costs are expensed as incurred. Advertising costs amounted to $1.0 million, $1.1 million and $1.1 million for the years ended December 31, 2001 and 2000 and for the nine-month period ended December 31, 1999, respectively.

(i)  Income Taxes

     Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Group files as part of US Filter's consolidated Federal income tax return. US Filter has implemented certain tax planning strategies and the related impact is not reflected in these separate financial statements of the Group. For the purpose of the consolidated financial statements presented herein, the Group provided for income taxes as if it were a separate filing taxable entity.

(j)  Use of Estimates

     Management of the Group has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.


                                       6                             (Continued)

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2001 and 2000


(k)  IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF

     The Group accounts for long-lived assets in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

(l)  REVENUE RECOGNITION

     The Group recognizes revenue on sales when products are shipped and the customer takes ownership and assumes risk of loss.

     Shipping and handling costs incurred are included as a component of cost of goods sold.

(m)  RECENTLY ISSUED ACCOUNTING STANDARDS

     In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 141, Business Combinations, ("SFAS No. 141") and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS No. 142"). SFAS No. 141 requires that the purchase method of accounting be used for all business combinations. SFAS No. 141 specifies criteria that intangible assets acquired in a business combination must meet to be recognized and reported separately from goodwill. SFAS No. 142 will require that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 also requires that intangible assets with estimable useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 121 and subsequently, SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS No. 144") after its adoption.

     The Group adopted the provisions of SFAS No. 141 as of July 1, 2001, and SFAS No. 142 is effective January 1, 2002. Goodwill and intangible assets acquired in business combinations completed before July 1, 2001 continued to be amortized and tested for impairment prior to the full adoption of SFAS No. 142.



                                       7                             (Continued)

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2001 and 2000


Upon adoption of SFAS No. 142, the Group is required to evaluate its existing intangible assets and goodwill that were acquired in purchase business combinations, and to make any necessary reclassifications in order to conform with the new classification criteria in SFAS No. 141 for recognition separate from goodwill. The Group will be required to reassess the useful lives and residual values of all intangible assets acquired, and make any necessary amortization period adjustments after adoption. If an intangible asset is identified as having an indefinite useful life, the Group will be required to test the intangible asset for impairment in accordance with the provisions of SFAS No. 142. Impairment is measured as the excess of carrying value over the fair value of an intangible asset with an indefinite life. Any impairment loss will be measured as of the date of adoption and recognized as the cumulative effect of a change in accounting principle.

In connection with SFAS No. 142's transitional goodwill impairment evaluation, the Statement requires the Group to perform an assessment of whether there is an indication that goodwill is impaired as of the date of adoption. To accomplish this, the Group must identify its reporting units and determine the carrying value of each reporting unit by assigning the assets and liabilities, including the existing goodwill and intangible assets, to those reporting units as of January 1, 2002. The Group will then have up to six months from January 1, 2002 to determine the fair value of each reporting unit and compare it to the carrying amount of the reporting unit. To the extent the carrying amount of a reporting unit exceeds the fair value of the reporting unit, an indication exists that the reporting unit goodwill may be impaired and the Group must perform the second step of the transitional impairment test. The second step is required to be completed as soon as possible, but no later than the end of the year of adoption. In the second step, the Group must compare the implied fair value of the reporting unit goodwill with the carrying amount of the reporting unit goodwill, both of which would be measured as of the date of adoption. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit to all of the assets (recognized and unrecognized) and liabilities of the reporting unit in a manner similar to a purchase price allocation, in accordance with SFAS No. 141. The residual fair value after this allocation is the implied fair value of the reporting unit goodwill. Any transitional impairment loss will be recognized as the cumulative effect of a change in accounting principle in the Group's statement of income.

As of the date of adoption of SFAS No. 142, the Group expects to have unamortized goodwill in the amount of $64.3 million and unamortized identifiable intangible assets in the amount of $0.6 million, all of which will be subject to the transition provisions of SFAS No. 142. Amortization expense related to goodwill was $1.8 million, $1.8 million and $1.4 million for the years ended December 31, 2001 and 2000, and for the nine months ended December 31, 1999, respectively. Because of the extensive effort needed to comply with adopting SFAS No. 141 and No. 142, it is not practicable to reasonably estimate the impact of adopting the Statements on the Group's consolidated financial statements at the date of this report, including whether it will be required to recognize any transitional impairment losses as the cumulative effect of a change in accounting principle.


                                                                     (Continued)

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2001 and 2000



          In August 2001, the FASB issued SFAS No. 144 which addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This Statement requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by an asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. SFAS No. 144 requires companies to separately report discontinued operations and extends that reporting to a component of an entity that either has been disposed of (by sale, abandonment, or in a distribution to owners) or is classified as held for sale. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. The Group is required to adopt SFAS No. 144 on January 1, 2002.

     (n)  FAIR VALUE OF FINANCIAL INSTRUMENTS

          Financial instruments of the Group consist primarily of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such instruments are considered to be representative of their respective fair values due to the short maturity of these instruments.


(2) ALLOCATIONS AND OTHER RELATED PARTY TRANSACTIONS

     (a)  CASH MANAGEMENT

          The Group participates in US Filter's centralized cash management system and, as such, the Group's cash funding requirements including interest and tax obligations have been met by US Filter and cash received by the Group is transferred to US Filter on a daily basis.


     (b)  ALLOCATIONS


          The consolidated statements of income include all direct costs of the Group as well as certain corporate costs directly identified with the Group and allocated to the Group by US Filter. Allocated costs include general liability insurance, worker's compensation insurance, 401(k) plan matching expense, employee health and dental insurance, legal fees and other costs. These costs are allocated to the Group based on information specifically identified with the activities of the Group and are settled through intercompany transactions. In the opinion of management, these allocations have been made on a basis which is believed to be reasonable for the Group as it operates within the structure of a larger parent organization. However, the allocations are not necessarily indicative of the level of expenses which might be incurred by the Group if it were to operate as a stand-alone entity.




                                       9                            (Continued)

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2001 and 2000


(3)  ACQUISITIONS AND DIVESTITURES

     On April 1, 1999, the Group acquired the assets and liabilities of Utility Supply Limited and Utility Supply, Inc. for an aggregate purchase price of $6.1 million. This amount was paid by US Filter on the Group's behalf. These acquisitions were accounted for by the purchase method, and accordingly, the purchase price was allocated to the net assets acquired based upon their estimated fair values as of the date of acquisition. These allocations of purchase price resulted in approximately $5.2 million of goodwill, which is being amortized over 40 years. The fair values of the assets acquired, including goodwill, and liabilities assumed were approximately $10.4 million and $4.4 million, respectively.

     On May 31, 2001, the Group acquired the assets and liabilities of North American Pipe Corporation (NAPCO) for an aggregate purchase price of $2.7 million. This amount was paid by US Filter on the Group's behalf. This acquisition was accounted for by the purchase method, and accordingly, the purchase price was allocated to the net assets acquired based upon their estimated fair values as of the date of acquisition. The allocation of purchase price resulted in approximately $0.4 million of goodwill acquired, which is being amortized over 40 years. The fair values of the assets acquired, including goodwill acquired, and liabilities assumed were approximately $2.9 million and $0.2 million, respectively.

     On January 1, 2001, the Group sold a portion of the assets and liabilities of its FIFE division for an aggregate sale price of $3.7 million. This amount was collected by US Filter on the Group's behalf. The carrying values of the assets divested, including goodwill, and liabilities disposed were approximately $4.1 million and $.4 million, respectively.

     As these acquisitions are not material to the Group's consolidated financial statements, no pro forma results of operations information are presented.

(4)  PROPERTY AND EQUIPMENT

     Property and equipment consist of the following (in thousands):



                                                       2001       2000
                                                     --------   --------
     Land                                            $  3,934      3,934
     Buildings and improvements                         8,656      8,429
     Office furniture, fixtures and equipment           6,797      6,429
     Transportation equipment                           5,605      5,755
     Machinery and equipment                            2,830      3,631
                                                     --------    -------
                                                       27,822     28,178
     Less accumulated depreciation and amortization    (8,379)    (5,654)
                                                     --------    -------
                                                     $ 19,443     22,524
                                                     ========    =======





                                                                     (Continued)

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY


                   Notes to Consolidated Financial Statements

                           December 31, 2001 and 2000


(5)  LEASES

     The Group has certain noncancelable operating leases, primarily for transportation equipment and office space. These leases generally contain automatic renewal options until terminated by either party and require the Group to pay all executory costs such as maintenance and insurance. Rental expense for operating leases (except those with lease terms of a month or less that were not renewed) was $7.4 million, $7.1 million, and $6.4 million for the years ended December 31, 2001 and 2000 and for the nine month period ended December 31, 1999, respectively.

     Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of December 31, 2001 are (in thousands):

                                                     OPERATING
     YEAR ENDING DECEMBER 31                          LEASES
     ----------------------------                    ---------
       2002                                          $  6,616
       2003                                             5,326
       2004                                             3,369
       2005                                             2,057
       2006                                             1,464
       Later years, through 2014                        4,037
                                                     --------
               Total minimum lease payments          $ 22,869
                                                     ========

(6)  LONG-TERM DEBT

     Long-term debt at December 31, 2001 and 2000 consists of the following (in thousands):

                                                                   2001             2000
                                                              --------------    -------------
5% unsecured note payable, due in monthly installments of
  $15 plus interest, matures June 2006                        $      792               974

6% note payable, due in monthly installments of $600 plus
  interest, matured June 2001                                         --             1,050

7.61% note payable, secured by certain computer
  equipment, due in monthly installments of $4, matures
  March 2003                                                          60               104

6.67% note payable, due in monthly installments of $5
  plus interest, matured October 2001                                 --                48
                                                              --------------    -------------
     Total long-term debt                                            852             2,176

Less current installments                                            238             1,390
                                                              --------------    -------------
          Long-term debt, excluding current installments      $      614               786
                                                              ==============    =============


                                       11                            (Continued)

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2001 and 2000

     The aggregate maturities of long-term debt for each of the five years subsequent to December 31, 2001 are as follows: 2002, $0.2 million; 2003, $0.2 million; 2004, $0.2 million; 2005, $0.2 million and 2006, $0.1 million.

(7)  INCOME TAXES

     Income tax expense attributable to income from continuing operations for the years ended December 31, 2001 and 2000 and for the nine months ended December 31, 1999 consists of (in thousands):

                                        CURRENT       DEFERRED         TOTAL
                                        -------       --------        -------
Year ended December 31, 2001:
  U.S. Federal                          $26,146          1,605         27,751
  State and local                         3,932            241          4,173
                                        -------       --------        -------
                                        $30,078          1,846         31,924
                                        =======       ========        =======

Year ended December 31, 2000:
  U.S. Federal                          $25,894          1,260         27,154
  State and local                         3,894            189          4,083
                                        -------       --------        -------
                                        $29,788          1,449         31,237
                                        =======       ========        =======

Nine months ended December 31, 1999:
  U.S. Federal                          $14,514          1,194         15,708
  State and local                         2,183            148          2,331
                                        -------       --------        -------
                                        $16,697          1,342         18,039
                                        =======       ========        =======

     Income tax expense attributable to income from continuing operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pretax income from continuing operations as a result of the following (in thousands):

                                     2001          2000            1999
                                   -------       --------        -------

Computed "expected" tax expense    $28,438         27,988         15,924
Increase (reduction) in income
  taxes resulting from:
    Permanent differences              586            595            393
    State and local taxes            2,900          2,654          1,722
                                   -------       --------        -------
                                   $31,924         31,237         18,039
                                   =======       ========        =======

                                       12                            (Continued)

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2001 and 2000


      The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2001 and 2000 are presented below (in thousands).

                                                 2001            2000
                                               ---------       ---------
        Deferred tax assets:
          Inventory                            $   2,262           2,614
          Allowance for doubtful accounts          1,320           1,320
          Capital loss carryforward                1,165              --
          Amortization                               685             685
          Other accruals                           1,532           1,700
          Other                                      457             336
                                               ---------       ---------
               Total gross deferred tax assets     7,241           6,655

        Less valuation allowance                  (1,165)             --
                                               ---------       ---------
                                                   6,256           6,655
                                               ---------       ---------

        Deferred tax liabilities:
          Depreciation and amortization            6,131           4,682
          Prepaid expenses                            29              30
                                               ---------       ---------
                                                   6,160           4,712
                                               ---------       ---------
               Net deferred tax assets         $      96           1,943
                                               =========       =========

      In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods which the deferred tax assets are deductible, management believes it is more likely than not the Group will realize the benefits of these deductible differences. The amount of the deferred tax assets considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

(8)   STOCK OPTION REDEMPTION

      On April 23, 1999, Vivendi acquired US Filter. On this date, the Group recognized approximately $15.2 million in compensation expense associated with settlement of outstanding stock options of US Filter held by certain employees of the Group.

(9)   COMMITMENTS AND CONTINGENCIES

      The Group is involved in various other claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Group's consolidated financial position, results of operations or liquidity.

                                       13                            (Continued)

                      U.S. FILTER DISTRIBUTION GROUP, INC.
                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                           December 31, 2001 and 2000


(10) BUSINESS AND CREDIT CONCENTRATIONS

     The Group has a broad customer base, which minimizes the Group's exposure to any particular market or customer. The diverse base takes form (1) geographically, (2) by customer type, and (3) business source. First, operations are geographically resistant to localized economic fluctuations since the Group derives less that 18% of its net sales from any one particular geographic region. Secondly, accounts are divided between public works/residential contractors, industrial contractors, and municipal accounts. Each of these sectors is affected by different macroeconomic variables, which provides a cushion to adverse conditions in one particular market. In 2001, public works/residential contractors accounted for 78% of net sales, industrial contractors 4% of net sales, and municipal accounts 18% of net sales. No single customer account within these categories accounted for more than 1.0% of the Group's net sales. Third, net sales is almost evenly divided between public works sales (49.7%) and private construction sales (50.3%). While housing starts are traditionally understood as a highly variable driver of private construction, a slowdown in that industry will be buffered by stable municipal/public reconstruction and repairs and may also be mitigated by favorable financing terms that typically accompany an economic slowdown.

(11) ACCOUNTS RECEIVABLE SECURITIZATION

     Based upon a securitization agreement entered into on December 19, 2001, U.S. Filter Distribution Group, Inc. can sell its eligible trade receivables on an ongoing basis to a qualified special purpose entity
     (QSPE). Pursuant to an agreement with a securitization company (Securitization Facility), QSPE, in turn, can sell such receivables to the securitization company on an ongoing basis, which could yield proceeds of up to $170 million subject to meeting certain availability requirements under a borrowing base formula and other limitations. The Securitization Facility expires on December 19, 2004 unless terminated earlier as provided in the securitization agreement.

     Under the Securitization Facility, the receivables are sold at a discount with a portion of the receivables retained and pledged to the QSPE. As of December 31, 2001, approximately $140 million was outstanding under the Securitization Facility, the proceeds of which were received by US Filter. Accordingly, this amount has been reduced from trade accounts receivable and reflected within net activity with US Filter on the accompanying consolidated statements of income and net consolidated equity. Included in accounts receivable in the accompanying consolidated balance sheet at December 31, 2001 is $15.8 million of retained interest in receivables sold to the QSPE. The loss on sale incurred in connection with the Securitization Facility for the year ended December 31, 2001 was approximately $0.5 million included in selling, general, and administrative expenses.

(12) SUBSEQUENT EVENT

     On March 29, 2002, the Group acquired substantially all of the assets and certain liabilities of Utility Piping Systems, Inc. for an aggregate purchase price of $18.1 million, subject to post-closing purchase price adjustments as stated in the Asset Purchase Agreement. This amount was paid by US Filter on the Group's behalf.

                                   APPENDIX B

                              WITHDRAWAL LIABILITY

[CENTRAL STATES LETTERHEAD]

July 19, 2002

                                                          VIA FAX (254) 776-1509

Mr. Joe L. Walker, V.F. H.R.
United States Filter Corporation
American Plaza
200 HWY 6 West Ste. 600
Waco, TX 76712

RE: Waterpro Supplies Corp
    ACCOUNT NO. 8398150-0108
    CONTROL GROUP NO. 8152004

Dear Mr. Walker:

In response to your request for information, I have enclosed an Estimated Withdrawal Liability Worksheet and Computer Report for the above referenced Employer. The calculation yields a liability of $28,224.15 based upon a 2002 withdrawal date.

For purposes of withdrawal liability, ERISA Section 4001(b) defines the term employer to include all trades or business, whether or not incorporated, which are under common control within the meaning of the applicable sections of the Internal Revenue Code.

The enclosed estimate is based upon contribution amounts listed in the enclosed Computer Report. It may not include all contribution accounts of any controlled group of trades or businesses of which Waterpro Supplies Corp, is a member. If Waterpro Supplies Corp is a member of a controlled group employer which includes other entities that have made contributions to the Fund, the enclosed estimate may grossly understate the Employer's potential withdrawal liability. If there are additional contribution amounts which should be included or if there are any other omissions or errors, please let us know in writing and we will gladly correct our records and provide you with a revised estimate.

Should you have any further questions, please feel free to contact me on extension 3097.

Sincerely,

/s/ Gina Alvarez
Gina Alvarez
Team Leader
Withdrawal Liability Research Dept.

Enclosures

cc: Withdrawal File
    Local Union No. 247

                 CENTRAL STATES SOUTHEAST AND SOUTHWEST AREAS
                    Employer: UNITED STATES FILTER - 8152084
                                Pension Fund
                       PERIOD: 12/29/1991 - 12/29/2001
                     Controlled Group as of: 12/29/2001
             PAST CONTRIBUTIONS FOR EMPLOYER LIABILITIES-DETAIL


EMPLOYER NAME AND E-T-L-C          Year        Amount          Weeks     Casual         Days           Hours            CBUs
-----------------------------------------------------------------------------------------------------------------------------------
8152004 - UNITED STATES FILTER
   8396150 - 8108 - 00247A           1992             $0.00         0      0             0              0.00              0.00
   WATERPRO SUPPLIES CORP

                                     1993             $0.00         0      0             0              0.00              0.00

                                     1994             $0.00         0      0             0              0.00              0.00

                                     1995           $844.00        14      0             0              0.00             14.00

                                     1996        $16,284.00       354      0             0              0.00            354.00

                                     1997        $17,818.00       383      0             0              0.00            383.00

                                     1998        $22,878.00       493      0             0              0.00            493.00

                                     1999        $21,143.00       389      0             0              0.00            389.00

                                     2000        $26,735.00       383      0             0              0.00            383.00

                                     2001        $38,357.00       483      0             0              0.00            483.00
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL FOR EMPLOYER:                          $140,450.00      2509      0             0              0.00           2509.00
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR EMPLOYER:                             $140,450.00      2509      0             0              0.00           2509.00
-----------------------------------------------------------------------------------------------------------------------------------




As of date: 07/17/2002                                              Page 1 of 1

                  CENTRAL STATES SOUTHEAST AND SOUTHWEST AREAS
                    Employer: UNITED STATES FILTER - 8162?04
                                  Pension Fund
                        PERIOD: 12/29/1991 - 12/29/2001
                       Controlled Group as of: 12/28/2001
             PAST CONTRIBUTIONS FOR EMPLOYER LIABILITIES - SUMMARY


EMPLOYER NAME AND E-T-L-C               Year     Amount       Weeks    Casual     Days     Hours      CBUs
--------------------------------------------------------------------------------------------------------------
8152004 - UNITED STATES FILTER          1992    $      0.00       0       0         0      0.00           0.00
                                        1993    $      0.00       0       0         0      0.00           0.00
                                        1994    $      0.00       0       0         0      0.00           0.00
                                        1995    $    644.00      14       0         0      0.00          14.00
                                        1996    $ 16,284.00     354       0         0      0.00         354.00
                                        1997    $ 17,61?.00     ??3       0         0      0.00         383.00
                                        1998    $ 22,?78.00     4??       0         0      0.00         493.00
                                        1999    $ 2?,?43.00     3??       0         0      0.00         3??.00
                                        1200    $ 2?,735.00     383       0         0      0.00         3??.00
                                        2001    $ 3?,357.00     4?3       0         0      0.00         4?3.00
                                            ------------------------------------------------------------------
                         Total for Employer:    $14?,459.00   2,???       0         0      0.00       2,?00.00
                                            ------------------------------------------------------------------





As of date: 07/17/2002                                               Page 1 of 1

                              UNITED STATES FILTER
                                 ESTIMATE ONLY

????????
Assessment Number:


Withdrawn Company Name:       WATERPRO SUPPLIES CORP.


Section III-Adjustments to Liability

a. Unadjusted Liability                                    $78,224.15
b. De Minimis Rule                                          50,000.00
c. Prior Assessment Credit                                       0.00
d. Partial Prorate                                               0.00
e. Sec. 4225 Limitations                                         0.00
f. Adjusted Liability                                      $28,224.15


Section IV-Partial Prorate

a. # CBUs in Next Year                                            0.0
b. 5 Year Average # CBUs

        Year       #CBUs
        1997       383.0
        1998       493.0
        1999       389.0
        2000       383.0
        2001       493.0
        Total    2,141.0

    5 Year Average                                              428.2

c. Prorate Fraction                                      1.0000000000
d. Remaining Liability                                      28,224.15
e. Partial Prorate                                              $0.00

                                        UNITED STATES FILTER
Assessment Number:                          ESTIMATE ONLY

Withdrawn Company Name:                WATERPRO SUPPLIES CORP.
Address:



Type of Calculation:                  2002 Complete Withdrawal

Date Prepared:                             July 19, 2002

Section 1 - Pre-1980 Pool

a. Withdrawn Employer's Contributions
          (1975 - 1979)                 Year           Contributions       #CBUs
                                        1975                       0.00      0.0
                                        1976                       0.00      0.0
                                        1977                       0.00      0.0
                                        1978                       0.00      0.0
                                        1979                       0.00      0.0
                                        Total                      0.00

b. All Employer's Contributions (1975 - 1979)             1,993,217,854

c. Allocation Fraction                                     0.0000000000

d. Unamortized 12/31/79 UVB                                           0

e. Pre-1980 Pool Liability

Section II - Post-1979 Pool

a. Withdrawn Employer's Contributions
        Last 10 Years                  Year           Contributions       #CBUs
                                        1992                       0.00      0.0
                                        1993                       0.00      0.0
                                        1994                       0.00      0.0
                                        1995                     644.00     14.0
                                        1996                  16,284.00    354.0
                                        1997                  17,618.00    383.0
                                        1998                  22,678.00    493.0
                                        1999                  21,143.00    389.0
                                        2000                  25,735.00    383.0
                                        2001                  36,357.00    493.0
                                        Total               $140,459.00

b. All Employers' Contributions Last 10 Years             8,900,606,330

c. Allocation Fraction                                     0.0000157808

d. Net Change in UVB @ 12/31/01                           4,956,906,170

e. Post-1979 Pool Liability                                  $78,224.15

                                   APPENDIX C

                               INSURANCE POLICIES
                               ------------------

              US FILTER - SUMMARY SCHEDULE OF INSURANCE 2002-2003

COVERAGE            CARRIER                       POLICY                   TERM           COVER
Property            FM Global                     UA 941                   3/1/02-03      Blanket Limit eco $3.257 Billion
Master                                                                                    $50,000,000 Earthquake eco aa except CA
                                                                                          $15,000,000 eco & aa CA, IT & Mex
                                                                                          $ 5,000,000 eco & aa Japan
                                                                                          $50,000,000 Flood eco & aa
                                                                                          Deductibles:
                                                                                          $250,000 - Policy Deductible
                                                                                          Wind: 3% of value/unit; and 3% of TE
                                                                                          values; $250,000 min.
                                                                                          Flood: $500,000

Charterer's Legal   American International        Q0287                    3/1/02-03      $1,000,000 each vessel
Liability           Marine                                                                $25,000 deductible

Motor Truck Cargo   Fireman's Fund                MX197601363              3/1/02-03      $10,000 per occurrence
Liability                                                                                 Motor Truck Cargo Legal
                                                                                          Deductible: $10,000

General Liability   Commerce & Industry Ins. Co.  GLA177798                3/1/02-03      $5,000,000 Per Occurrence CSL
Domestic                                                                                  $15,000,000 Aggregate
                                                                                          $15,000,000 Products/Completed Ops
                                                                                          Aggregate
                                                                                          $5,000,000 Personal/Advertising Injury
                                                                                          ALAE paid by insured, unless deductible
                                                                                          exceeded then ALAE shared pro-rata.
                                                                                          $500,000 Deductible
                                                                                          $10,000 STR Consumer Group

Automobile          Travelers Indemnity Co. of    TC2JCAP-419J1647TIL02    3/1/02-03      $25,000 Deductible
All States          Illinois                                                              $2,000,000 CSL Bodily Injury/Property
                                                                                          Damage
                                                                                          $500,000 deductible; included ALAE
                                                                                          No collision/comprehensive coverage

Automobile          Travelers Indemnity Co. of    TC2JCAP-419J1647TIL02    3/1/02-03      $2,000,000 CSL Bodily Injury/Property
Texas               Illinois                                                              Damage
                                                                                          $500,000 deductible; includes ALAE
                                                                                          No collision/comprehensive coverage

Automobile          Travelers Indemnity Co. of    TRJCAP-419J1611TIL02     3/1/02-03      $2,000,000 CSL for Bodily Injury/Property
Massachusetts       Illinois                                                              Damage
                                                                                          $500,000 deductible, includes ALAE
                                                                                          No collision/comprehensive coverage

Automobile          SegurosCommerciales           LAJ01149                 3/1/02-03      $2,000,000 CSL. Bodily Injury/Property
Tourist Mexico                                                                            Damage
                                                                                          Deductible: 5% min of $400 Comprehensive
                                                                                          Deductible: 2% min of $200 Collision

Pollution Legal     AISLIC                        PLS2679651-02            3/1/02-03      $20,000,000 each incident
Liability                                                                                 $40,000,000 policy aggregate
                                                                                          Deductible: $250,000 each incident

Contractors         AISLIC                        COPS1950563              3/1/02-03      $20,000,000 each loss
Operations Liability                                                                      $20,000,000 total all losses
incl Professional                                                                         $1,000,000 SIR - subject to reporting at
                                                                                          25%
                                                                                          CPL - Occurrence; Professional - Claims
                                                                                          Made

Contractors         AISLIC                        CPL1950564               3/1/02-03      $30,000,000 each loss
Pollution Liability                                                                       $30,000,000 policy aggregate
                                                                                          Deductible: $250,000 each loss
                                                                                          Claims Made Form


04/11/02                      Page 1

              US FILTER - SUMMARY SCHEDULE OF INSURANCE 2002-2003

Coverage                      Carrier                      Policy                  Term        Cover
Workers Compensation          Travelers                    TC2JUB-419J4441-TIL-02   3/1/02-03   Coverage A - Statutory
All States                                                                                     Coverage B - $1,000,000
                                                                                               Monopolistic States not included:
                                                                                                 ND, OH, WA, WY
                                                                                               $500,000 Deductible per occurrence;
                                                                                                 includes ALAE

Aircraft                      United States Aviation
                                Underwriters                360AC-354221           3/1/02-03   Owned Aircraft: $1,000,000 CSL BI/PD
Hull & Liability                                                                               Phys. Damage: Nil deductibles
                                                                                               N501F - $12,000,000;
                                                                                                 N503F - $2,000,000;
                                                                                               N504F - $4,000,000;
                                                                                                 N506F - $1,500,000
                                                                                               Non-owned Aircraft: $75,000,000
                                                                                                 CSL BI/PD
                                                                                               Phys. Damage: same as highest valued
                                                                                                 aircraft insured

Umbrella Liability            AISLIC                        BE4762740              3/1/02-03   $25,000,000 each occurrence
                                                                                               $25,000,000 aggregate
                                                                                               SIR: $2,000,000

First Excess Umbrella         Allied World Assurance
                                Company                     UG72815                3/1/02-03   $25 Million x $25 Million; incl.
                                                                                                 punitive wrap
                                                                                               Subject to terms/conditions of
                                                                                                 underlying

Second Excess Umbrella        Gerling Konzern               UG72816                3/1/02-03   $50 Million x $50 Million; incl.
                                                                                                 punitive wrap
                                                                                               Subject to terms/conditions of
                                                                                                 underlying

Third Excess Umbrella         Great American Assurance Co.  EXC5905055             3/1/02-03   $25 million X $100 Million
                                                                                               Subject to terms/conditions of
                                                                                                 underlying

Fourth Excess Umbrella        Starr Excess                  6340004                3/1/02-03   $25 Million x $125 Million; incl.
                                                                                                 punitive wrap
                                                                                               Subject to terms/conditions of
                                                                                                 underlying

Lead Umbrella Punitive Wrap   Starr Excess                  5376210                3/1/02-03   $25,000,000 per occurrence/aggregate
                                                                                                 wraps Umbrella
                                                                                               $25,000,000 per occurrence/aggregate
                                                                                                 wraps $25 Million x $100 Million
                                                                                                 layer

Third Excess Punitive Wrap    Magna Carta Insurance         MCPD201178             3/1/02-03   $25 Million
                                                                                               Limites reduced by amounts paid under
                                                                                                 the Specified Required Insurance
                                                                                                 policy

Fiduciary Liability           National Union Fire Ins.      214-0325               3/1/02-03   $5,000,000 ea occurr
                                Co. of Pittsburg                                               $25,000 retention

Crime                         National Union Fire           2140336                3/1/02-03   $5,000,000 employee dishonest
                                                                                               $5,000,000 loss inside/outside
                                                                                                 premises coverage agreements 2 & 3

                                  APPENDIX D-1

                     INSURANCE CLAIM: AIG GENERAL LIABILITY

                  General Liability - AIG - Distribution Group

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               INCURRED                     RESERVES
  CLAIMANT NAME    BRANCH   CASE#  SYMBOL  LOSS DATE   STATUS  LOSS TYPE    ACCIDENT DESC.       TOTAL       PAID TOTAL      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
CITY OF BRAWLEY     253     55015      1   03/19/1997  Closed   PRODUCT   CMLT ALLEGES          11,870.42    11,870.42        0.00
                                                                          NEGLIGENCE AND
                                                                          PRODUCT LIABILITY
                                                                          RESULTING IN
                                                                          PROPERTY DAMAGE
                                                                          WITH THE SALE
                                                                          OF CERTAIN P
------------------------------------------------------------------------------------------------------------------------------------
IMCOR               429      1642      1   07/11/1997  CLOSED   PREMISE   INSD FORKLIFT              0.00         0.00        0.00
                                                                          LOADING PIPE ONTO
                                                                          CLMTVEH CAUSING
                                                                          PIPE TO DAMAGE
                                                                          VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
TRAIL TO TEXAS      255     48591      1   08/22/1997  CLOSED   PREMISE   INSUREDS FORKLIFT          0.00     4,072.92        0.00
TRUCKING                                                                  DRIVER DROPPED
                                                                          MATERIAL ON CLMTS
                                                                          TRUCK
------------------------------------------------------------------------------------------------------------------------------------
UNIFIED SCHOOL      250     78221      1   01/04/1998  CLOSED   PRODUCT   CLAIMANT ALLEGES         896.00       896.00        0.00
DISTRICT 464                                                              INSURED'S MANU-
                                                                          FACTURED JOINT
                                                                          FAILED & CAUSED
                                                                          MAJOR WATER DAMAGE
                                                                          TO SCHOOL BUILDING
------------------------------------------------------------------------------------------------------------------------------------
YATES               249     88835      1   03/01/1998   CLOSED  PREMISE   CLMNT ALLEGED            231.00       231.00        0.00
CONSTRUCTION                                                              ADDITIONAL
                                                                          INCURRED COSTS
------------------------------------------------------------------------------------------------------------------------------------
RIVERA ANDY         413      1919      1   03/06/1998  CLOSED   PREMISE   INSURED DROPPED           0.00    10,861.36        0.00
                                                                          PVC OFF FORKLIFT
                                                                          ON TO CAB OF
                                                                          TRACTOR TRAILER
------------------------------------------------------------------------------------------------------------------------------------
BOUCHARD            249     80591      1   04/14/1998  CLOSED   PRODUCT   INSURED STATES             0.00     5,421.98        0.00
JOHN                                                                      THAT DUC LUGS
                                                                          BROKE CAUSING
                                                                          DAMAGE TO BACK-
                                                                          FLOW PREVENTER
                                                                          AND 8" LINE
------------------------------------------------------------------------------------------------------------------------------------
CENTERLINE          249    126892      1   05/28/1998  CLOSED   PRODUCT   CLMNT ALLEGES              0.00         0.00        0.00
                                                                          BREACH OF
                                                                          WARRANTIES
------------------------------------------------------------------------------------------------------------------------------------
INTERCOUNTY         249     97864      1   06/16/1998  CLOSED   PRODUCT   CLMNT ALLEGES              0.00         0.00        0.00
ENGINEERING                                                               UNDERGROUND
                                                                          PIPING SYSTEM
                                                                          DAMAGE
------------------------------------------------------------------------------------------------------------------------------------
PHILLIPS            253     60847      1   09/10/1998  CLOSED   LIABILITY PLAINTIFF FILING      13,917.61    13,917.61        0.00
PETROLEUM CO                                                              CROSS COMPLAINT
                                                                          AGAINST INSURED
                                                                          FRO CONTRACTUAL &
                                                                          EQUITABLE
                                                                          INDEMNITY #7445
------------------------------------------------------------------------------------------------------------------------------------
GRUCON              250     65941      1   01/15/1999  CLOSED   PREMISE   FORKLIFT DRIVER            0.00     1,380.86        0.00
CORPORATION                                                               BACKED INTO
                                                                          CUSTOMERS VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
RL CARRIERS         249     97476      1   05/13/1999  CLOSED   PREMISE   FORKLIFT BUMPED          519.09       519.09        0.00
                                                                          INTO STEP
                                                                          GOING
------------------------------------------------------------------------------------------------------------------------------------
KANDIYOHI           250     72390      1   06/15/1999  CLOSED   PRODUCT   WATER DAMAGE TO        1,000.00     1,000.00        0.00
CITY                                                                      CLAIMANTS APART-
                                                                          MENT FROM INSUREDS
                                                                          WATER SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
DEDELAK JOEL        250     70659      1   06/16/1999  CLOSED   PREMISE   PIPE ON FORKLIFT           0.00     1,530.98        0.00
                                                                          HIT CLAIMANTS
------------------------------------------------------------------------------------------------------------------------------------
DOW COMPANY         252     92736      1   09/10/1999  CLOSED   PREMISE   INSURED UNLOADING          0.00         0.00        0.00
                                                                          EQUIPMENT WHEN
                                                                          CLMT SUSTAINED
                                                                          PROPERTY DAMAGE
------------------------------------------------------------------------------------------------------------------------------------

9/3/02                                                      PAGE 1 OF 2

                  General Liability - AIG - Distribution Group
-----------------------------------------------------------------------------------------------------------------------------------
CLAIMANT                    CASE            LOSS                 LOSS                             INCURRED    PAID       RESERVES
NAME                BRANCH    #   SYMBOL    DATE        STATUS   TYPE        ACCIDENT DESC.       TOTAL       TOTAL      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
BARKER WANDA           253   70802     1   12/29/1999  Closed   LIABILITY   WRONGFUL DEATH AND      9,418.04   9,418.04        0.00
                                                                            NEGLIGENT INFLICTION
                                                                            OF EMOTIONAL
                                                                            DISTRESS #7445
-----------------------------------------------------------------------------------------------------------------------------------
ST PAUL EVANGELICAL    250   92841     1   11/25/2000  Closed   PRODUCT     CLAIMANT ALLEGES            0.00       0.00        0.00
LUTHERAN C                                                                  VALVE WAS DEFECTIVE
                                                                            AND CAUSED WATER
                                                                            DAMAGE
-----------------------------------------------------------------------------------------------------------------------------------
BENTLEY JOHN           250   94962     1   03/08/2001  Closed   PREMISE     PIPES SLID FROM FORK        0.00   2,199.13        0.00
                                                                            LIFT AND HIT
-----------------------------------------------------------------------------------------------------------------------------------
BETANCOURT NORMA (MP)  253   68515     2   06/01/2001  Closed   LIABILITY   CLMT WALKING ON             0.00       0.00        0.00
                                                                            SIDEWALK TRIPPED &
                                                                            FELL ON A STEP
                                                                            CAUSING A FRACTURE
                                                                            TO ANKLE #7445
-----------------------------------------------------------------------------------------------------------------------------------
BETANCOURT NORMA       253   68515     1   06/01/2001  Closed   LIABILITY   CLMT WALKING ON             0.00       0.00        0.00
                                                                            SIDEWALK TRIPPED &
                                                                            FELL ON A STEP
                                                                            CAUSING A FRACTURE
                                                                            TO ANKLE #7445
-----------------------------------------------------------------------------------------------------------------------------------
KELLER JOSEPH          250  108806     1   02/15/2002  Closed   LIABILITY   CLAIMANT ALLEGEDLY          0.00   2,079.50        0.00
                                                                            FELL WHEN EXITING
                                                                            INSUREDS SERVICE DOOR
                                                                            STRIKING HIS HEAD
-----------------------------------------------------------------------------------------------------------------------------------
KENKO INC              342   12421     1   03/01/1998  Open     PRODUCT     CLAIMANT ALLEGES            1.00       0.00        1.00
                                                                            CONSTRUCTION
                                                                            DEFECTS
-----------------------------------------------------------------------------------------------------------------------------------
KENKO INC              342   11769     1   03/01/1999  Open     PRODUCT     CLAIMANT ALLEGES       25,001.00   3,815.48   21,185.52
                                                                            CONSTRUCTION
                                                                            DEFECTS
-----------------------------------------------------------------------------------------------------------------------------------
REYNOLDS PHILLIP       253   66684     2   01/11/2001  Open     LIABILITY   IV LOADING TRUCK/     100,000.00       0.00  100,000.00
                                                                            OV STRUCK FORKLIFT
                                                                            AND IT WENT THRU
                                                                            WINDSHIELD OF OV
                                                                            #7445
-----------------------------------------------------------------------------------------------------------------------------------
VASQUEZ MILTON         253   66684     1   01/11/2001  Open     PREMISE     IV LOADING TRUCK/       1,500.00       0.00    1,500.00
                                                                            OV STRUCK FORKLIFT
                                                                            AND IT WENT THRU
                                                                            WINDSHIELD OF OV
                                                                            #7445
-----------------------------------------------------------------------------------------------------------------------------------
DETROIT WATER TEAM     412   28246     1   06/07/2002  Open     PRODUCT     CLMT ALLEGES WATER     20,000.00  12,999.96    7,000.04
                                                                            DAMAGE DUE TO
                                                                            SEPERATION OF PIPE
-----------------------------------------------------------------------------------------------------------------------------------
SANCHEZ VIRGEN         249   99644     1   08/06/1999  Re-Open  PRODUCT     INSDS CHLORINE IN       1,510.66   5,595.65   (4,084.99)
                                                                            LINE RESULTED
-----------------------------------------------------------------------------------------------------------------------------------
PARKER BILL            253   68565     1   05/24/2001  Re-Open  LIABILITY   TRUCK DRIVER FOR       10,000.00       0.00   10,000.00
                                                                            COMMON CARRIER
                                                                            WAS KILLED WHILE
                                                                            UNLOADING HDPE PIPE
                                                                            AT JOB SITE OF INSD
                                                                            #7445
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  195,864.82  87,809.98  135,601.57
-----------------------------------------------------------------------------------------------------------------------------------

9/3/02                         Page 2 of 2

                                  APPENDIX D-2

                        INSURANCE CLAIMS: AIG AUTOMOBILE

                   Auto Liability - AIG - Distribution Group

                                   SYM- LOSS               LOSS                                        INCURRED    PAID     RESERVES
CLAIMANT NAME        BRANCH CASE # BOL  DATE      STATUS   TYPE             ACCIDENT DESC.               TOTAL     TOTAL     TOTAL
HERTZ RENT-A-CAR        254  21919  2  01/25/1996  Closed  AUTOCOLL  INSURED DRIVER SLID INTO              912.42   1,912.42  0.00
                                                                     CLAIMANT'S VEHICLE THAT WAS
                                                                     STOPPED AT THE TIME

CHIKOWSKI DONNA         254  21919  1  01/25/1996  Closed  ALIAB-PD  INSURED DRIVER SLID INTO                0.00       0.00  0.00
                                                                     CLAIMANT'S VEHICLE THAT WAS
                                                                     STOPPED AT THE TIME

HARKINS PAMELA          249  59136  1  08/01/1996  Closed  ALIAB-BI  CLMT ALLEGES IV ILLEGALLY PARKED      599.06     599.06  0.00
                                                                     IN LF LANE AND CV DRIVER DRIVING
                                                                     TOO FAST AND UNABLE TO STOP HIT
                                                                     IV

HERTZ RENT-A-CAR        254  27134  1  08/10/1996  Closed  AUTOCOLL  INSURED'S RENTAL CAR WAS HIT            0.00       0.00  0.00
                                                                     DURING MIDDLE OF NIGHT CAUSING
                                                                     DAMAGE

A.J. JOHNS, INC.        249  43862  1  09/06/1996  Closed  ALIAB-PD  CLMT ALLEGES INSD DRIVER BACKED         0.00     893.53  0.00
                                                                     UP & MADE CONTACT WITH THE
                                                                     CLMT'S PARKED VEH.

MEDICAL & RESPIRATORY   249  45939  1  10/18/1996  Closed  ALIAB-PD  CLMT ALLEGES A 6" DIRT CLOD             0.00       0.00  0.00
  PRODUCTS                                                           ROLLED OUT OF PIPE IN BACK OF I/V
                                                                     & IT HIT THE CLMT'S VEH.

MR. JAMES               249  47857  1  10/29/1996  Closed  ALIAB-PD  INSD STATED GOING AROUND CURVE          0.00   1,729.34  0.00
                                                                     & C/V COMING IN OPP. DIRECTION &
                                                                     INSD WHEELS HIT CLMT'S VEH.

DENNIS CHARLES          249  47489  1  11/15/1996  Closed  ALIAB-PD  INSD STATED MAKING DELIVERY &           0.00     624.62  0.00
                                                                     BACKING DOWN NARROW ST W/HELP
                                                                     FROM OTHER PERSON & HIT C/V.

CITY OF MADISON         255  41494  1  11/26/1996  Closed  ALIAB-PD  IV SLIDE WHEN HE BRAKED &               0.00       0.00  0.00
  HEIGHTS                                                            STRUCK A POLICE CAR WHICH WAS
                                                                     PARKED

SMITH DEANA             249  48493  2  01/03/1997  Closed  ALIAB-BI  INSD STATED CLMT VEH CHANGED            0.00   6,750.00  0.00
                                                                     LANES IN FRONT OF I/V & THEN C/V
                                                                     STOPPED SUDDENLY & I/V HIT C/V.

SMITH LARRY             249  48493  1  01/03/1997  Closed  ALIAB-PD  INSD STATED CLMT VEH CHANGED         (104.50)  4,677.95  0.00
                                                                     LANES IN FRONT OF I/V & THEN C/V
                                                                     STOPPED SUDDENLY & I/V HIT C/V.

UNITED STATES FILTER    412   5174  2  01/17/1997  Closed  AUTOCOLL  IV SKIDDED THRU INTERSECTION &          0.00       0.00  0.00

MOBERLY CHARLES         412   5174  1  01/17/1997  Closed  ALIAB-PD  IV SKIDDED THRU INTERSECTION &      4,456.00   5,050.00  0.00

MOBERLY CHARLES         412   5174  3  01/17/1997  Closed  ALIAB-BI  IV SKIDDED THRU INTERSECTION &     19,000.00  19,000.00  0.00

WILLIAM OKLER           249  49990  1  01/31/1997  Closed  ALIAB-PD  INSD STATED TURNING LEFT AT             0.00       0.00  0.00
                                                                     LIGHT AND C/V RAN THE LIGHT & HIT
                                                                     THE INSD'S VEH.

9/3/02                            Page 1 of 38

                  Auto Liability - AIG - Distribution Group

-----------------------------------------------------------------------------------------------------------------------------------
                              Case          Loss               Loss           Accident            Incurred       Paid    Reserves
Claimant Name         Branch   #   Symbol   Date      Status   Type             Desc.              Total         Total     Total
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
   FILTER CORP           255  43294   1   02/05/1997  Closed  AUTOCOMP  ELECTRICAL SHORT IN      11,735.28     13,235.28     0.00
                                                                        TRUCK HEATER CAUSED
                                                                        FIRE
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAMS REGINALD        249  50186   2   02/07/1997  Closed  ALIAB-BI  INSD STATED STOPPED          0.00           0.00     0.00
                                                                        BEHIND A CAR WAITING
                                                                        FOR A TRAIN TO PASS
                                                                        & OTHER VEH REAR ENDED
                                                                        THE C V
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER
   CORPORATION           249  50186   1   02/07/1997  Closed  AUTOCOLL  INSD STATED STOPPED        406.21       4,062.04     0.00
                                                                        BEHIND A CAR WAITING
                                                                        FOR A TRAIN TO PASS
                                                                        & OTHER VEH REAR ENDED
                                                                        THE C V
-----------------------------------------------------------------------------------------------------------------------------------
STANFORD AUTUMN          249  51142   2   02/14/1997  Closed  ALIAB-BI  CLMT ALLEGES INSD        1,250.00       1,250.00     0.00
                                                                        DRIVER TURNED LEFT
                                                                        IN FRONT OF THE
                                                                        CLMTS VEH AND THEY
                                                                        COLLIDED
-----------------------------------------------------------------------------------------------------------------------------------
CANNON FAY               249  51142   1   02/14/1997  Closed  ALIAB-PD  CLMT ALLEGES INSD        2,160.25       3,225.00     0.00
                                                                        DRIVER TURNED LEFT
                                                                        IN FRONT OF THE
                                                                        CLMTS VEH AND THEY
                                                                        COLLIDED
-----------------------------------------------------------------------------------------------------------------------------------
UNKNOWN                  249  51936   1   03/07/1997  Closed  ALIAB-PD  INSD STATED O V          3,107.11       3,107.11     0.00
                                                                        DECIDED TO TURN
                                                                        LEFT SO CROSSED 2
                                                                        LANES OF TRAFFIC ALL
                                                                        VEHICLES SLAMMED ON
                                                                        BRAKES
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
   FILTER CORP           250  42464   1   03/19/1997  Closed  AUTOCOLL  CLAIMANT CROSSED CENTER       0.00          0.00     0.00
                                                                        LINE AND HIT REAR OF
                                                                        INSUREDS VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
HALL KENNETH             249  53212   2   04/05/1997  Closed  AUTOCOLL  UNKNOWN                  1,006.29       1,006.29     0.00
-----------------------------------------------------------------------------------------------------------------------------------
DOBBS HARRY JR           249  53212   1   04/05/1997  Closed  ALIAB-PD  UNKNOWN                  2,087.11       2,087.11     0.00
-----------------------------------------------------------------------------------------------------------------------------------
CUMMINS NIKKI            249  53375   2   04/07/1997  Closed  ALIAB-BI  INSD STATED TRAFFIC          0.00       9,600.00     0.00
                                                                        SUDDENLY STOPPED WHICH
                                                                        CAUSED INSDS TRAILER
                                                                        TO LOCK UP AND TRAVEL
                                                                        IN LEFT LANE
-----------------------------------------------------------------------------------------------------------------------------------
CUMMINS NIKKI            249  53375   1   04/07/1997  Closed  ALIAB-PD  INSD STATED TRAFFIC          0.00       1,574.36     0.00
                                                                        SUDDENLY STOPPED WHICH
                                                                        CAUSED INSDS TRAILER
                                                                        TO LOCK UP AND TRAVEL
                                                                        IN LEFT LANE
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
   FILTER CORP           250  42651   1   04/08/1997  Closed  AUTOCOLL  CLAIMANT REAR ENDED           0.00          0.00     0.00
                                                                        INSUREDS VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
ALLEN DANIEL             249  53710   1   04/18/1997  Closed  ALIAB-PD  INSD STATED RAN OVER          0.00          0.00     0.00
                                                                        SOME DEBRIS ON HWY AND
                                                                        SHOT OUT FROM UNDER IV
                                                                        AND HIT THE CLMTS VEH
-----------------------------------------------------------------------------------------------------------------------------------
GUICHARD JACQUES         250  43147   2   04/21/1997  Closed  ALIAB-BI  INSURED VEHICLE HIT      26,000.00     26,000.00     0.00
                                                                        CLAIMANTS VEHICLE
                                                                        WHILE MERGING ON RAMP
-----------------------------------------------------------------------------------------------------------------------------------
GUICHARD JACQUES         250  43147   1   04/21/1997  Closed  ALIAB-PD  INSURED VEHICLE HIT       5,632.36      5,632.36     0.00
                                                                        CLAIMANTS VEHICLE
                                                                        WHILE MERGING ON RAMP
-----------------------------------------------------------------------------------------------------------------------------------



   9/3/02                         Page 2 of 38

                   Auto Liability - AIG - Distribution Group

------------------------------------------------------------------------------------------------------------------------------------
    Claimant Name                Branch     Case #     Symbol     Loss Date     Status     Loss Type           Accident Desc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             VEHICLE IN FRONT OF IV
                                                                                                             STOPPED SUDDENLY - IV
                                                                                                             APPLIED BRAKES -
                                                                                                             TRAILER JACK KNIFED AND
U.S. FILTER CORPORATION            255        45416         1       04/25/1997   Closed      AUTOCOLL        WENT OFF ROAD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             VEHICLE IN FRONT OF IV
                                                                                                             STOPPED SUDDENLY - IV
                                                                                                             APPLIED BRAKES -
                                                                                                             TRAILER JACK KNIFED AND
OHIO STATE OF                      255        45416         2       04/25/1997   Closed      ALIAB-PD        WENT OFF ROAD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSD STATED RAN INTO A
                                                                                                             FOUR DEER CROSSING ROAD
UNITED STATES FILTER CORP          249       55248          1       05/05/1997   Closed      AUTOCOLL        SIGN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLMT ALLEGES OBJECT
                                                                                                             FELL OR BLEW OFF IV
JENKINS MARY                       251      45906           1       05/07/1997   Closed      ALIAB-PD        DAMAGING HER VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE HIT 10
UNITED STATES FILTER CORP          250      44158           1       05/15/1997   Closed      AUTOCOLL        TREES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             OTHER DRIVER HIT WHILE
DEBAISE LERAUSKA                   251      50066           1       05/27/1997   Closed      ALIAB-PD        ATTEMPTING TO PARK
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSD'S TRUCK ENGINE WAS
                                                                                                             STALLED, ROLLED BACK
                                                                                                             TO GET OUT OF TRAFFIC &
LASSA STACY                        251      46830           1       05/28/1997   Closed      ALIAB-PD        STRUCK OV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             DRIVER MISSED TURN,
                                                                                                             BACKED TRUCK TO MAKE
                                                                                                             TURN & STRUCK VEHICLE
JOHNSON JACQUELYN                  251      46875           1       05/29/1997   Closed      ALIAB-PD        BEHIND HIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             IV WAS HIT BY A STOLEN
                                                                                                             VEHICLE WHILE IT WAS
                                                                                                             PARKED AT EMPLOYEE'S
UNITED STATES FILTER CORP          251      47163           1       06/05/1997   Closed      AUTOCOLL        HOME
------------------------------------------------------------------------------------------------------------------------------------
SAVAGE MIKE                        249      56925           1       06/06/1997   Closed      ALIAB-PD        NO DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLMT ALLEGES BOTH IV
                                                                                                             AND CV STOPPED AT LIGHT
                                                                                                             AND INSD VEH TURNED AND
STEVENS BEVERLY                    249      64511           1       06/13/1997   Closed      ALIAB-PD        HIT CLMTS VEH
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSD STATED ROCK HIT
UNITED STATES FILTER CORP          249      56727           1       06/15/1997   Closed      AUTOCOMP        THE INSDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSD MADE RT WIDE TURN,
                                                                                                             OV IN SMALL VEHICLE
                                                                                                             CAME UP ON DRIVER'S RT
                                                                                                             SIDE TO MAKE A RT TURN
SPRADLEY H W                       251      48010           1       06/24/1997   Closed      ALIAB-PD        ALSO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSD STATED OTHER VEH
                                                                                                             SUDDENLY STOPPED TO
                                                                                                             AVOID AN ACCIDENT AND
                                                                                                             INSD WAS UNABLE TO STOP
UNITED STATES FILTER CORP          249      58082           1       07/11/1997   Closed      AUTOCOLL        IN TIME
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSD STATED OTHER VEH
                                                                                                             CROSSED TWO LANES OF
                                                                                                             TRAFFIC AND PULLED IN
HOLLISTER KEVIN                    249      58759           1       07/12/1997   Closed      ALIAB-BI        FRONT OF INSDS VEH
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLMT ALLEGES INSD
                                                                                                             DRIVER REAR ENDED THE
CLEARY JENNIFER                    249      58683           1       07/24/1997   Closed      ALIAB-PD        CLMTS VEH
------------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
    Claimant Name                Incurred Total        Paid Total        Reserves Total
---------------------------------------------------------------------------------------
U.S. FILTER CORPORATION             4,377.49              4,377.49                 0.00
---------------------------------------------------------------------------------------
OHIO STATE OF                           0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER CORP             750.19                750.19                 0.00
---------------------------------------------------------------------------------------
JENKINS MARY                            0.00              1,236.51                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER CORP          15,170.50             18,874.00                 0.00
---------------------------------------------------------------------------------------
DEBAISE LERAUSKA                        0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
LASSA STACY                         1,642.96              1,642.96                 0.00
---------------------------------------------------------------------------------------
JOHNSON JACQUELYN                   2,060.29              2,060.29                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER CORP           1,813.08              4,626.16                 0.00
---------------------------------------------------------------------------------------
SAVAGE MIKE                             0.00              2,405.26                 0.00
---------------------------------------------------------------------------------------
STEVENS BEVERLY                         0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER CORP               0.00                241.80                 0.00
---------------------------------------------------------------------------------------
SPRADLEY H W                            0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER CORP           2,460.99              2,460.99                 0.00
---------------------------------------------------------------------------------------
HOLLISTER KEVIN                         0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
CLEARY JENNIFER                     1,982.75              2,782.50                 0.00
---------------------------------------------------------------------------------------




9/3/02                             Page 3 of 38

                   Auto Liability - AIG - Distribution Group

                                 CASE                                                                   INCURRED    PAID    RESERVES
CLAIMANT NAME             BRANCH   #   SYMBOL LOSS DATE  STATUS LOSS TYPE         ACCIDENT DESC.          TOTAL     TOTAL    TOTAL
-------------             ------ ----- ------ ---------- ------ --------- ----------------------------- --------- --------- --------
OBRIEN GLORIA               249  58662    1   07/24/1997 Closed ALIAB-PD  INSD STATED CLMT VEH STOPPED   1,328.06  1,328.06    0.00
                                                                          SUDDENLY AT A YELLOW LIGHT
                                                                          AND INSD DRIVER COULD NOT
                                                                          STOP IN TIME

HARRINGTON EXCAVATING       412   7692    1   07/25/1997 Closed ALIAB-PD  IV DROVE INTO A DUMP TRUCK     1,220.00  1,220.00    0.00

DEMARCUS BRUCE              251  49244    1   07/25/1997 Closed ALIAB-PD  INSD WAS BACKING UP AT TEXACO  1,356.56  1,356.56    0.00
                                                                          STATION,BUMPED INTO OV PARKED
                                                                          BY GAS PUMP

US FILTER                   251  50002    1   07/30/1997 Closed AUTOCOLL  CAR IN PARKED & ROLLED INTO    1,952.72  1,952.72    0.00
                                                                          CRANE ON JOBSTITE

UNITED STATES FILTER CORP   251  50336    1   08/18/1997 Closed AUTOCOMP  STOLEN VEHICLE                29,771.75 29,771.75    0.00

COOK TROY                   250  47190    2   08/22/1997 Closed ALIAB-BI  TIRE TRUCK STRUCK OTHER        3,500.00  3,500.00    0.00
                                                                          VEHICLE

COOK TROY                   250  47190    1   08/22/1997 Closed ALIAB-PD  TIRE TRUCK STRUCK OTHER        1,346.71  1,346.71    0.00
                                                                          VEHICLE

UNITED STATES FILTER        250  48200    1   09/03/1997 Closed AUTOCOLL  UNKNOWN DETAILS AT TIME OF       829.51    829.51    0.00
                                                                          SET

BROWN SAMUEL                412   8305    2   09/11/1997 Closed ALIAB-PD  IV MISJUDGED TURN & HIT            0.00    795.11    0.00
                                                                          PARKED OV

ZIER DAVID                  412   8305    1   09/11/1997 Closed ALIAB-PD  IV MISJUDGED TURN & HIT            0.00  2,393.81    0.00
                                                                          PARKED OV

GARCIA ROBERT               251  51724    1   09/11/1997 Closed ALIAB-PD  ALLEGING OUR DRIVER BACKED UP  2,169.80  2,169.80    0.00
                                                                          HITTING ANOTHER DRIVER; INSD
                                                                          WAS CITED

RYDER                       249  61700    1   09/23/1997 Closed AUTOCOLL  INSD STATED MAKING A DELIVERY   (760.48)     0.00    0.00
                                                                          AND OTHER VEH ON SITE BACKED
                                                                          INTO THE INSDS TRAILER

UNITED STATES FILTER CORP   246  19785    1   09/25/1997 Closed AUTOCOLL  UNKNOWN AT THIS TIME             598.23  6,904.84    0.00

GLENN GARETH                429   1866    1   09/25/1997 Closed ALIAB-PD  INSD'S TRUCK ROLLED BACK ON      806.98    806.98    0.00
                                                                          OFF RAMP INCLINE AND HIT CAR
                                                                          BEHIND IT

UNITED STATES FILTER CORP   251  52353    2   09/25/1997 Closed AUTOCOLL  INSURED REAR-ENDED OV              0.00      0.00    0.00

HALL CHARLES M              251  52353    1   09/25/1997 Closed ALIAB-PD  INSURED REAR-ENDED OV          1,199.00  1,310.00    0.00

UNITED STATES FILTER        250  48390    2   09/26/1997 Closed AUTOCOLL  INSURED VEHICLE MERGED INTO      945.31    945.31    0.00
                                                                          TRAFFIC AND COLLIDED WITH
                                                                          CLAIMANTS VEHICLE

RALOH MICHAEL               251  53240    1   09/30/1997 Closed ALIAB-PD  INSD BACKING UP, SCRAPED         405.70    405.70    0.00
                                                                          OTHER VEHICLE

GUTIERREZ OMAR              412   8471    1   09/30/1997 Closed ALIAB-PD  IV DRIVING DOWN NARROW STREET      0.00  1,269.30    0.00
                                                                          STRUCK PARKED CAR

PROFESSIONAL ABATEMENT      249  64054    1   10/15/1997 Closed ALIAB-PD  CLMT ALLEGES DEBRIS FROM           0.00      0.00    0.00
                                                                          INSDS BUMPER FLEW OFF AND
                                                                          HIT THE CLMTS VEH

WEBSTER PAULA & WILLIAM     254  39311    2   10/22/1997 Closed ALIAB-PD  INSURED ALLEGEDLY REARENDED    6,220.82  6,220.82    0.00
                                                                          THE CLAIMANT VEHICLE

9/3/02                           PAGE 4 OF 38

                   Auto Liability - AIG - Distribution Group


                                                                                                 Incurred  Paid     Reserves
Claimant Name   Branch  Case #  Symbol  Loss Date  Status  Loss type   Accident Desc.             Total    Total     Total
-------------   ------  ------  ------  ---------  ------  --------    --------------            -------- --------  ---------

WEBSTER PAULA    254    39311        1  10/22/1997  Closed  ALIAB-BI    INSURED ALLEGEDLY         1,816.91  1,816.91     0.00
                                                                        REARENDED THE CLAIMANT
                                                                        VEHICLE

UNITED STATES    249    63688        1  10/27/1997  Closed  AUTOCOLL    INSD STATED OTHER         7,196.10  7,196.10     0.00
FILTER CORP                                                             VEH TURNED INTO
                                                                        DRIVEWAY AND HIT
                                                                        THE INSDS VEH AND
                                                                        OTHER DRIVER ARRESTED
                                                                        FOR INTOX

UNITED STATES    249    64161        1  10/28/1997  Closed  AUTOCOLL    INSD STATED OTHER              0.0      0.00     0.00
FILTER CORP                                                             VEH PULLED OUT FROM
                                                                        SIDE ST AND HIT THE
                                                                        INSDS VEH

COURTESY         250    55629        1  10/30/1997  Closed  ALIAB-PD    INSURED VEHICLE                0.0  1,519.23     0.00
CHEVROLET                                                               BACKED INTO CLAIMANTS
                                                                        BUILDING

SCHLICHER RUBY   249    64162        2  10/31/1997  Closed  ALIAB-BI    INSD STATED OTHER         3.000.00  3,000.00     0.00
MEACHAM                                                                 VEH IN FRONT OF IV
                                                                        STOPPED SO IV SWERVED
                                                                        TO MISS OV AND HIT
                                                                        VEH IN OTHER LANE

SCHLICHER RUBY   249    64162        1  10/31/1997  Closed  AUTOCOLL    INSD STATED OTHER           458.53  1,458.53     0.00
REBECCA                                                                 VEH IN FRONT
                                                                        OF IV STOPPED SO
                                                                        IV SWERVED TO MISS OV
                                                                        AND  HIT VEH IN OTHER
                                                                        LANE

MAYO CLARA       249    64987        1  11/05/1997  Closed  ALIAB-PD    IV WAS TURNING & A        2.118.22  2,118.22     0.00
                                                                        BAR FROM VEH

U.S. FILTER      413     1568        1  11/07/1997  Closed  AUTOCOLL    INSURED REARENDED           545.60    545.60     0.00
                                                                        BY OTHER VEHICLE

HANNA ROGER      249    64822        1  11/10/1997  Closed  ALIAB-PD    INSD STATED STOPPED           0.00      0.00     0.00
                                                                        FOR TRAFFIC AND CV
                                                                        PULLED PAST IV AND MADE
                                                                        LF TURN AND CAME BACK
                                                                        WITH POLICE

UNITED STATES    251    53728        2  11/11/1997  Closed  AUTOCOLL    CLMT ALLEGING INSD            0.00      0.00     0.00
FILTER CORP                                                             CHANGED LANES &
                                                                        STRUCK HIS VEHICLE

VARGHESE
KOTTICKAL         251    53728        1  11/11/1997  Closed  ALIAB-PD    CLMT ALLEGING INSD        1,868.30  1,868.30     0.00
                                                                        CHANGED LANES &
                                                                        STRUCK HIS VEHICLE

UNITED STATES    250    50096        1  11/17/1997  Closed  AUTOCOLL    CLAIMANT RAN STOP         3,666.91  3,737.91     0.00
FILTER                                                                  SIGN AND HIT INSUREDS
                                                                        VEHICLE

UNITED STATES    249    65363        1  11/24/1997  Closed  AUTOCOLL    INSD STATED HIT IN            0.00      0.00     0.00
FILTER CORP                                                             THE REAR BY

HAWKINS RUTH     249    65613        1  11/24/1997  Closed  ALIAB-PD    CLMT ALLEGES STOPPED      4,489.31  4,489.31     0.00
                                                                        AT LIGHT AND THEN
                                                                        STARTED TO GO AND INSD
                                                                        DRIVER REARENDED CLMTS
                                                                        VEH

UNITED STATES    249    65613        3  11/24/1997  Closed  AUTOCOLL    CLMT ALLEGES STOPPED        968.92    968.92     0.00
FILTER                                                                  AT LIGHT AND THEN
                                                                        STARTED TO GO AND INSD
                                                                        DRIVER REARENDED CLMTS
                                                                        VEH


    9/3/02          Page 5 of 38

                  General Liability - AIG - Distribution Group
-----------------------------------------------------------------------------------------------------------------------------------
CLAIMANT                    CASE            LOSS                 LOSS                             INCURRED    PAID       RESERVES
NAME                BRANCH    #   SYMBOL    DATE        STATUS   TYPE        ACCIDENT DESC.       TOTAL       TOTAL      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
DOUGLAS ETHEL          249   65613     2   11/24/1997  Closed   ALIAB-BI    CLMT ALLEGES STOPPED        0.00       0.00        0.00
                                                                            AT LIGHT AND THEN
                                                                            STARTED TO GO AND
                                                                            INSD DRIVER REAR
                                                                            ENDED CLMTS VEH
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES          254   39791     1   11/25/1997  Closed   AUTOCOMP    INSURED'S VEHICLE WAS   2,864.53   3,864.53        0.00
FILTER CORP                                                                 STOLEN FROM YARD
                                                                            AND DRIVEN THROUGH
                                                                            LOCKED FRONT GATE
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES          251   54238     1   11/25/1997  Closed   AUTOCOLL    INSD LEAVING TRUCK      1,763.45   1,763.45        0.00
FILTER CORP                                                                 STOP, DROVE THRU
                                                                            OIL, BRAKED & HIT
                                                                            GUARD POST
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER CORP         249   65742     3   12/06/1997  Closed   AUTOCOLL    IV FAILED TO STOP       2,501.25   3,913.00        0.00
                                                                            AT RED ENTERING
                                                                            INTERSECTION AND
                                                                            STRIKING CLMTS VEH
                                                                            CAUSING IT TO ROLL
                                                                            TWICE
-----------------------------------------------------------------------------------------------------------------------------------
MARTIN BONNIE H        249   65742     2   12/06/1997  Closed   ALIAB-BI    IV FAILED TO STOP      23,500.00  23,500.00        0.00
                                                                            AT RED ENTERING
                                                                            INTERSECTION AND
                                                                            STRIKING CLMTS VEH
                                                                            CAUSING IT TO ROLL
                                                                            TWICE
-----------------------------------------------------------------------------------------------------------------------------------
MARTIN BONNIE          249   65742     1   12/06/1997  Closed   ALIAB-PD    IV FAILED TO STOP      12,006.17  12,006.17        0.00
                                                                            AT RED ENTERING
                                                                            INTERSECTION AND
                                                                            STRIKING CLMTS VEH
                                                                            CAUSING IT TO ROLL
                                                                            TWICE
-----------------------------------------------------------------------------------------------------------------------------------
ROVIRA JOSE            249   66902     3   12/15/1997  Closed   ALIAB-BI    CLMT ALLEGES STOPPED      200.00     200.00        0.00
                                                                            TO TURN INTO PARKING
                                                                            LOT AND INSD DRIVER
                                                                            HIT CLMTS VEH IN
                                                                            REAR
-----------------------------------------------------------------------------------------------------------------------------------
PARADA JOSE            249   66902     2   12/15/1997  Closed   ALIAB-BI    CLMT ALLEGES STOPPED      200.00     200.00        0.00
                                                                            TO TURN INTO PARKING
                                                                            LOT AND INSD DRIVER
                                                                            HIT CLMTS VEH IN
                                                                            REAR
-----------------------------------------------------------------------------------------------------------------------------------
PARADA JOSE            249   66902     1   12/15/1997  Closed   ALIAB-PD    CLMT ALLEGES STOPPED        0.00     573.09        0.00
                                                                            TO TURN INTO PARKING
                                                                            LOT AND INSD DRIVER
                                                                            HIT CLMTS VEH IN
                                                                            REAR
-----------------------------------------------------------------------------------------------------------------------------------
DOMINGUEZ ERNESTO      251   55312     1   12/19/1997  Closed   ALIAB-PD    INSD FAILED TO SLOW         0.00       0.00        0.00
                                                                            DOWN WHILE EXITING
                                                                            INTERSTATE, MANHOLE
                                                                            RINGS/COVER FELL
                                                                            OFF VEH, OV RAN OVER
-----------------------------------------------------------------------------------------------------------------------------------
BRADLEY PAT            251   55915     1   01/07/1998  Closed   AUTOCOMP    INSD'S VEH STOLEN      14,898.96  15,898.96        0.00
                                                                            WHILE AT HOLIDAY
                                                                            INN
-----------------------------------------------------------------------------------------------------------------------------------
STRICKLAND MARK        249   68324     1   01/20/1998  Closed   ALIAB-PD    INSD STATED BOARD         778.98     778.98        0.00
                                                                            CAME OFF OF THE
                                                                            INSDS VEH AND HIT
                                                                            THE CLMTS VEH
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER              429    2280     1   01/29/1998  Closed   AUTOCOLL    IV STRUCK BY OV           146.20   1,146.20        0.00
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES          255   53156     1   02/05/1998  Closed   AUTOCOLL    OV BACKED INTO              0.00   2,237.25        0.00
FILTER CORP                                                                 PARKED IV AT LOADING
                                                                            DOCK
----------------------------------------------------------------------------------------------------------------------------------

9/3/02                        Page 6 of 38

                   Auto Liability - AIG - Distribution Group

                                  CASE                                                                  INCURRED    PAID    RESERVES
CLAIMANT NAME              BRANCH   #   SYMBOL LOSS DATE  STATUS LOSS TYPE        ACCIDENT DESC.          TOTAL     TOTAL    TOTAL
-------------              ------ ----- ------ ---------- ------ --------- ---------------------------- --------- --------- --------

SHAWN JACOBS                249   69033    2   02/06/1998 Closed ALIAB-PD  INSURED STATES THAT WHILE IN      0.00      0.00     0.00
                                                                           DRIVE THRU ANOTHER VEHICLE
                                                                           TRIED TO PASS AND STRUCK
                                                                           BUMPER

US FILTER                   249   69033    1   02/06/1998 Closed AUTOCOLL  INSURED STATES THAT WHILE IN      0.00      0.00     0.00
                                                                           DRIVE THRU ANOTHER VEHICLE
                                                                           TRIED TO PASS AND STRUCK
                                                                           BUMPER

UNITED STATES FILTER CORP.  250   55243    1   02/16/1998 Closed AUTOCOMP  ROCK HIT WINDSHIELD               0.00    316.20     0.00

MATTISON MATT               252   64788    1   02/16/1998 Closed ALIAB-PD  BRAKES ON IV FAILED AND IV    2,396.59  2,396.59     0.00
                                                                           CRASHED INTO CLMT GARAGE
                                                                           DOOR

KOCH MATERIALS COMPANY      251   57128    1   02/17/1998 Closed ALIAB-PD  INSD WAS STOP SIGN, BENT      3,348.29  3,348.29     0.00
                                                                           DOWN TO GET SOMETHING,FOOT
                                                                           SLIPPED & ROLLED BACKWARDS
                                                                           INTO OV

US FILTER CORP              255   53494    1   02/28/1998 Closed AUTOCOLL  OV REAR ENDED THE IV          2,605.33  2,605.33     0.00

ERICKSON SHIRLEY & TIM      254   42677    1   03/02/1998 Closed ALIAB-PD  INSURED'S VEHICLE ALLEGEDLY       0.00      0.00     0.00
                                                                           BROKE THE DRIVE LINE & THE
                                                                           BROKEN PIECE STRUCK THE
                                                                           CLAIMANT'S VEHICLE

ERICKSON, SHIRLEY & TIM     253   41894    1   03/02/1998 Closed ALIAB-PD  IV ALLEGEDLY BROKE THE DRIVE  1,205.30  1,205.30     0.00
                                                                           LINE & THE BROKEN PIECE
                                                                           STRUCK THE CV.

TUBERGEN DAVID              251   57722    1   03/04/1998 Closed ALIAB-PD  INSD DRIVER BACKED INTO CAR   1,617.88  1,617.88     0.00
                                                                           BEHIND HIM

GARCIA SONYA                249   71308    1   03/12/1998 Closed ALIAB-PD  INSURED STATES THAT IV          337.89    570.86     0.00
                                                                           SLIGHTLY

HILL TONY                   249   71495    1   03/19/1998 Closed ALIAB-PD  INSURED STATES THAT IV REAR   1,125.00  1,125.00     0.00
                                                                           ENDED CV

TRUCKER EXPRESS             250   54457    1   03/27/1998 Closed ALIAB-PD  STRAPS BROKE, PIPES ON TRUCK    835.24    835.24     0.00
                                                                           CAME LOOSE AND FELL AND HIT
                                                                           TRAILER OF CLAIMANTS VEHICLE

U.S. FILTER                 413    1955    1   03/30/1998 Closed AUTOCOLL  CLMT CHANGED LANES INTO           0.00  1,064.17     0.00
                                                                           INSD, PUSHING INSD INTO THE
                                                                           SHOULDER

SAHNAN SURINDER             429    2490    1   03/31/1998 Closed ALIAB-PD  IV REAR ENDED CLMT              909.00    909.00     0.00

SAINI RAM SINGH             429    2490    2   03/31/1998 Closed ALIAB-BI  IV REAR ENDED CLMT            8,000.00  8,000.00     0.00

U.S. FILTER CORP.           253   41882    1   04/01/1998 Closed AUTOCOMP  ROCK HIT WINDSHIELD               0.00     59.73     0.00

US FILTER                   249   72747    1   04/10/1998 Closed AUTOCOLL  INSURED STATES THAT IV WAS        0.00      0.00     0.00
                                                                           STOPPED AT SIGNAL AND OV
                                                                           REAR ENDED IV

HYBARGER DOUGLAS            249   73248    3   04/16/1998 Closed ALIAB-PD  INSURED STATES THAT IV WAS    6,215.75  6,813.25     0.00
                                                                           TURNING RT WHEN OV TRIED TO
                                                                           PASS AND SKIDDED INTO IV


9/3/02                            Page 7 of 38

                   Auto Liability - AIG - Distribution Group

                               CASE                                                                     INCURRED    PAID    RESERVES
CLAIMANT NAME           BRANCH   #   SYMBOL LOSS DATE  STATUS LOSS TYPE          ACCIDENT DESC.           TOTAL     TOTAL    TOTAL
-------------           ------ ----- ------ ---------- ------ --------- ------------------------------  --------- --------- --------
HYBARGER MATTHEW          249  73248    2   04/16/1998 Closed ALIAB-BI  INSURED STATES THAT IV WAS      21,232.50 46,232.50    0.00
                                                                        TURNING RT WHEN OV TRIED TO
                                                                        PASS AND SKIDDED INTO IV

US FILTER                 249  73248    1   04/16/1998 Closed AUTOCOLL  INSURED STATES THAT IV WAS       1,263.60  1,263.60    0.00
                                                                        TURNING RT WHEN OV TRIED TO
                                                                        PASS AND SKIDDED INTO IV

LINDAHL LAURA             249  73282    2   04/20/1998 Closed ALIAB-BI  INSURED STATES THAT IV HIT CV        0.00    449.88    0.00
                                                                        WHEN CV WAS TURNING RIGHT AT
                                                                        LIGHT

LINDAHL LAURA             249  73282    1   04/20/1998 Closed ALIAB-PD  INSURED STATES THAT IV HIT CV        0.00  5,077.88    0.00
                                                                        WHEN CV WAS TURNING RIGHT AT
                                                                        LIGHT

UNITED STATES FILTER      250  55213    2   04/21/1998 Closed AUTOCOLL  INSURED VEHICLE AND CLAIMANT        (5.62)   794.38    0.00
                                                                        VEHICLE COLLIDED

UNITED STATES FILTER      250  55316    1   04/23/1998 Closed AUTOCOLL  INSURED WHILE DRIVING THROUGH    4,882.43  5,882.43    0.00
                                                                        GREEN LIGHT WAS STRUCK BY
                                                                        OTHER VEHICLE

BOYER MARK                253  43781    1   04/30/1998 Closed ALIAB-PD  CLMT ALLEGES IV STRUCK CV          384.66    384.66    0.00

CALIFORNIA CENTRI.        253  42613    1   05/07/1998 Closed ALIAB-PD  IV BACKED INTO ANOTHER TRUCK         0.00      0.00    0.00
PUMP/F. ALFAR                                                           PARKED BEHIND IV.

US FILTER                 249  74821    1   05/13/1998 Closed AUTOCOLL  INSURED STATES THAT ID WAS           0.00    904.06    0.00
                                                                        LOADING PIPE ONTO TRUCK WHEN IT
                                                                        STRUCK PASSENGER MIRROR AND
                                                                        DOOR

UNITED STATES FILTER      250  56574    1   05/15/1998 Closed AUTOCOMP  HAIL DAMAGE TO INSURED VEHICLE       0.00      0.00    0.00

UNITED STATES FILTER      250  56297    1   05/15/1998 Closed AUTOCOMP  HAIL DAMAGE TO 1997 FORD         2,366.31  3,366.31    0.00

UNITED STATES FILTER      250  56277    1   05/15/1998 Closed AUTOCOMP  HAIL DAMAGE TO VEHICLE           1,852.88  2,852.88    0.00

US FILTER                 249  74891    1   05/16/1998 Closed AUTOCOMP  INSURED STATES THAT IV WAS       1,864.93  1,864.93    0.00
                                                                        STOLEN OFF YARD AND LATER
                                                                        RECOVERED BY POLICE IN DITCH

US FILTER                 249  75730    1   05/27/1998 Closed AUTOCOLL  INSURED STATES THAT OV BACKED        0.00      0.00    0.00
                                                                        INTO IV

REYES RAMON               250  56896    3   06/03/1998 Closed ALIAB-BI  INSURED VEHICLE REAR ENDED      21,000.00 21,000.00    0.00
                                                                        CLAIMANTS VEHICLE

UNITED STATES FILTER      250  56896    2   06/03/1998 Closed AUTOCOLL  INSURED VEHICLE REAR ENDED           0.00    441.23    0.00
                                                                        CLAIMANTS VEHICLE

REYES RAMON               250  56896    1   06/03/1998 Closed ALIAB-PD  INSURED VEHICLE REAR ENDED       3,755.61  4,755.61    0.00
                                                                        CLAIMANTS VEHICLE

UNITED STATES FILTER      250  57134    3   06/08/1998 Closed AUTOCOLL  INSURED VEHICLE WENT THROUGH       557.23  3,786.13    0.00
                                                                        YELLOW LIGHT CLAIMANT MADE LEFT
                                                                        TURN IN FRONT OF INSURED

9/3/02                            Page 8 OF 38

                   Auto Liability - AIG - Distribution Group

------------------------------------------------------------------------------------------------------------------------------------
    CLAIMANT NAME                BRANCH     CASE #     SYMBOL     LOSS DATE     STATUS     LOSS TYPE           ACCIDENT DESC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE WENT
                                                                                                             THROUGH YELLOW LIGHT
                                                                                                             CLAIMANT MADE LEFT TURN
GUERRERO PATRICIA                  250       57134          2       06/08/1998   Closed      ALIAB-PD        IN FRONT OF INSURED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE WENT
                                                                                                             THROUGH YELLOW LIGHT
                                                                                                             CLAIMANT MADE LEFT TURN
GUERRERO PATRICIA                  250       57134          1       06/08/1998   Closed      ALIAB-BI        IN FRONT OF INSURED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             IV WAS PARKED AND IV
                                                                                                             COASTED AND HIT PARKED
JOHNSSI AVILES                     252       68922          1       06/09/1998   Closed      ALIAB-PD        CAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED STATES THAT 2
                                                                                                             OV PULLED OUT IN FRONT
                                                                                                             OF IV AND IV SWERVED TO
US FILTER                          249      77167           1       06/19/1998   Closed      AUTOCOLL        MISS AND HIT TRAILER
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CEMENT BLOCKS FELL OUT
                                                                                                             OF TRUCK AND HIT
DOWD MATTHEW                       250      57804           3       06/19/1998   Closed      ALIAB-PD        CLAIMANT VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CEMENT BLOCKS FELL OUT
                                                                                                             OF TRUCK AND HIT
MILANI KAMRAN                      250      57804           2       06/19/1998   Closed      ALIAB-PD        CLAIMANT VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CEMENT BLOCKS FELL OUT
                                                                                                             OF TRUCK AND HIT
BAGIANO DOMINICK                   250      57804           1       06/19/1998   Closed      ALIAB-PD        CLAIMANT VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSD VEHICLE MAKING
                                                                                                             RIGHT TURN, REAR OF
                                                                                                             DELIVERY TRUCK STRUCK
                                                                                                             FRONT BUMPER OF CLMT
M&M MOTORS                         249      78528           1       06/23/1998   Closed      ALIAB-PD        VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE
                                                                                                             CHANGING LANES OTHER
                                                                                                             VEHICLE SPED UP AND
US FILTER                          250      57870           3       06/25/1998   Closed      AUTOCOLL        THE VEHICLE STRUCK
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE
                                                                                                             CHANGING LANES OTHER
                                                                                                             VEHICLE SPED UP AND
MANSELL MARK                       250      57870           2       06/25/1998   Closed      ALIAB-BI        THE VEHICLE STRUCK
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE
                                                                                                             CHANGING LANES OTHER
                                                                                                             VEHICLE SPED UP AND
MANSELL MARK                       250      57870           1       06/25/1998   Closed      ALIAB-PD        THE VEHICLE STRUCK
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLMT ALLEGES ROCK CAME
CAQUETTE JOHN                      253      43849           1       06/26/1998   Closed      ALIAB-PD        FROM IV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             OV STOPPED SUDDENLY AND
                                                                                                             DID NOT HAVE BRAKE
UNITED STATES FILTER               252      70015           1       06/26/1998   Closed      AUTOCOLL        LIGHTS
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER               252      70119           1       07/01/1998   Closed      AUTOCOMP        WINDSHIELD CRACKED
------------------------------------------------------------------------------------------------------------------------------------
US FILTER                          253      44044           1       07/06/1998   Closed      AUTOCOLL        CV REAR ENDED IV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED'S VEHICLE
                                                                                                             BACKED INTO CLAIMANT'S
CARTER GEORGE                      413       2250           1       07/16/1998   Closed      ALIAB-PD        VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              IV MAKING RIGHT TURN A
                                                                                                              DN OV TRIED TO TURN ON
                                                                                                              INSIDE LANE AND
TINKER ANNE                        252      70941           1       07/16/1998   Closed      ALIAB-PD         STRUCK IV
------------------------------------------------------------------------------------------------------------------------------------
BUCHANAN HENRY                     250      58547           1       07/16/1998   Closed      ALIAB-PD         UNKNOWN
------------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
    CLAIMANT NAME                INCURRED TOTAL         PAID TOTAL       RESERVES TOTAL
---------------------------------------------------------------------------------------
GUERRERO PATRICIA                       0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
GUERRERO PATRICIA                       0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
JOHNSSI AVILES                          0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
US FILTER                           7,912.57              8,912.57                 0.00
---------------------------------------------------------------------------------------
DOWD MATTHEW                            0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
MILANI KAMRAN                           0.00                500.00                 0.00
---------------------------------------------------------------------------------------
BAGIANO DOMINICK                        0.00                500.00                 0.00
---------------------------------------------------------------------------------------
M&M MOTORS                              0.00                530.19                 0.00
---------------------------------------------------------------------------------------
US FILTER                           2,212.13              5,424.26                 0.00
---------------------------------------------------------------------------------------
MANSELL MARK                        5,191.17              5,191.17                 0.00
---------------------------------------------------------------------------------------
MANSELL MARK                          800.00                800.00                 0.00
---------------------------------------------------------------------------------------
CAQUETTE JOHN                           0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER                    0.00                655.49                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER                    0.00                384.92                 0.00
---------------------------------------------------------------------------------------
US FILTER                               0.00                864.22                 0.00
---------------------------------------------------------------------------------------
CARTER GEORGE                       1,160.59              1,160.59                 0.00
---------------------------------------------------------------------------------------
TINKER ANNE                             0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
BUCHANAN HENRY                      3,189.75              4,189.75                 0.00
---------------------------------------------------------------------------------------




9/3/02                             Page 9 of 38

                   Auto Liability - AIG - Distribution Group

                              CASE                                                                     INCURRED    PAID    RESERVES
CLAIMANT NAME         BRANCH   #   SYMBOL LOSS DATE  STATUS LOSS TYPE         ACCIDENT DESC.             TOTAL     TOTAL    TOTAL
-------------         ------ ----- ------ ---------- ------ --------- -----------------------------    --------- --------- --------
CONERLY CRAIG           249  79570    2   07/19/1998 Closed ALIAB-PD  INSD VEHICLE BACKED OUT OF          597.60  1,195.20    0.00
                                                                      PARKING SPACE AND WAS HIT BY
                                                                      CLMT VEHICLE

UNITED STATES FILTER    249  79570    1   07/19/1998 Closed AUTOCOLL  INSD VEHICLE BACKED OUT OF            0.00      0.00    0.00
                                                                      PARKING SPACE AND WAS HIT BY
                                                                      CLMT VEHICLE

UNITED STATES FILTER    249  79130    1   07/20/1998 Closed AUTOCOMP  IV STALLED IN TRAFFIC ON FLOODED  2,224.65  3,224.65    0.00
                                                                      RD PASSING CARS FLOODED IV AND
                                                                      STALLED VEHICLE DAMAGED ENGINE

UNITED STATES FILTER    252  70687    1   07/22/1998 Closed AUTOCOLL  INSD HIT REAR POST WITH TOW         737.17  2,474.34    0.00
                                                                      MOTOR
HARTFORD THOMAS         250  58878    1   07/23/1998 Closed ALIAB-PD  INSURED BACKING INTO PARKING      1,432.79  2,432.79    0.00
                                                                      SPACE AND CLAIMANT TURNED INTO
                                                                      SPACE

SALTER MICHAEL          250  59050    1   07/24/1998 Closed ALIAB-PD  CONCRETE CATCH BASIN SHIFTED          0.00    100.00    0.00
                                                                      OVERFORCING SIDE BOARD ON
                                                                      TRUCK TO COME OFF STRIKING CLMT

NIMRICHTER BARBARA      253  44492    1   07/24/1998 Closed ALIAB-PD  IV HIT SIGN WHICH FELL ON CV          0.00      0.00    0.00

FORBES STEPHEN          249  79398    1   07/27/1998 Closed ALIAB-PD  INSURED STATES THAT IV WAS        1,801.22  2,801.22    0.00
                                                                      BACKING UP TO PARALLEL PARK AND
                                                                      BACKED INTO CAR BEHIND HIM

US FILTER               249  79681    1   07/29/1998 Closed AUTOCOMP  INSURED STATES THAT IV WAS            0.00      0.00    0.00
                                                                      PARKED AND BROKEN INTO AND
                                                                      CONTENTS WERE TAKEN OUT OF
                                                                      VEHICLE

HEWITT JANE             253  44889    4   08/08/1998 Closed ALIAB-BI  IV DIDN'T STOP UNTIL 8' ONTO     25,000.00 25,000.00    0.00
                                                                      AVONDALE & WAS HIT BY CV

HEWITT GRANT            253  44889    3   08/08/1998 Closed ALIAB-BI  IV DIDN'T STOP UNTIL 8' ONTO          0.00      0.00    0.00
                                                                      AVONDALE & WAS HIT BY CV

US FILTER               253  44889    2   08/08/1998 Closed AUTOCOLL  IV DIDN'T STOP UNTIL 8' ONTO     11,322.99 12,322.99    0.00
                                                                      AVONDALE & WAS HIT BY CV

HEWITT GRANT            253  44889    1   08/08/1998 Closed ALIAB-PD  IV DIDN'T STOP UNTIL 8' ONTO     29,685.29 29,685.29    0.00
                                                                      AVONDALE & WAS HIT BY CV

UNITED STATES FILTER    250  60524    2   08/10/1998 Closed AUTOCOLL  OTHER VEHICLE PULLED OUT IN           0.00      0.00    0.00
                                                                      FRONT OF INSURED VEHICLE
                                                                      COLLISION

UNITED STATES FILTER    250  59563    1   08/10/1998 Closed AUTOCOLL  CAR PULLED OUT IN FRONT OF            0.00  3,890.71    0.00
                                                                      INSURED VEHICLE

HANSEN JEREMY           250  59637    4   08/11/1998 Closed ALIAB-BI  INSURED VEHICLE REARENDED             0.00      0.00    0.00
                                                                      CLAIMANT VEHICLE WHICH IN TURN
                                                                      STRUCK ANOTHER VEHICLE



9/3/02                           Page 10 of 38

                    Auto Liability - AIG Distribution Group

Claimant Name          Branch  Case #  Symbol  Loss Date   Status  Loss Type Accident Desc.         Incurred      Paid      Reserves
                                                                                                      Total       Total       Total
UNITED STATES FILTER   250     59637        3  08/11/1998  Closed  AUTOCOLL  INSURED VEHICLE               0.00      0.00       0.00
                                                                             REARENDED CLAIMANT
                                                                             VEHICLE WHICH IN
                                                                             TURN STRUCK ANOTHER
                                                                             VEHICLE

TOCHTROP JAMES         250     59637        2  08/11/1998  Closed  ALIAB-PD  INSURED VEHICLE             659.46    659.46       0.00
                                                                             REARENDED CLAIMANT
                                                                             VEHICLE WHICH IN
                                                                             TURN STRUCK ANOTHER
                                                                             VEHICLE

ROBINSON, JAMES        250     59637        1  08/11/1998  Closed  ALIAB-PD  INSURED VEHICLE           1,182.79  1,182.79       0.00
                                                                             REARENDED CLAIMANT
                                                                             VEHICLE WHICH IN
                                                                             TURN STRUCK ANOTHER
                                                                             VEHICLE

UNITED STATES FILTER   252     71343        1  08/13/1998  Closed  AUTOCOLL  IV STOPPED SHORT          2,404.59  3,404.59       0.00
                                                                             AND PIPE SLID

DUNN JIMMY             249     80804        1  08/13/1998  Closed  ALIAB-PD  INSD VEHICLE                  0.00    866.20       0.00
                                                                             SCRAPED THE REAR OF
                                                                             A PARKED VEHICLE

MORAN MICHAEL          250     59925        1  08/13/1998  Closed  ALIAB-PD  FRONT HOOD AND BUMPER     1,649.36  2,649.36       0.00

US FILTER              253     45456        3  08/13/1998  Closed  AUTOCOLL  IV REARENDED CV               0.00    804.08       0.00

WATT JEFF              253     45456        2  08/13/1998  Closed  ALIAB-PD  IV REARENDED CV           1,165.79  1,165.79       0.00

WATT JEFF              253     45456        1  08/13/1998  Closed  ALIAB-BI  IV REARENDED CV           2,500.00  2,500.00       0.00

UNITED STATES FILTER   249     80710        2  08/14/1998  Closed  AUTOCOLL  INSD BACKED INTO              0.00      0.00       0.00
                                                                             POLICE CAR

ORANGE COUNTY SHERIFF  249     80710        1  08/14/1998  Closed  ALIAB-PD  INSD BACKED INTO              0.00      0.00       0.00
                                                                             POLICE CAR

UNITED STATES FILTER   250     59848        1  08/16/1998  Closed  AUTOCOLL  INSURED VEHICLE           6,067.68  7,067.68       0.00
                                                                             BROADSIDED BY
                                                                             UNKNOWN VEHICLE

US FILTER              249     81238        2  8/21/1998   Closed  AUTOCOLL  IV WAS TRAVELING WEST         0.00      0.00       0.00
                                                                             AND RUSH HOUR TRAFFIC
                                                                             CAME TO STOP AND IV
                                                                             COULD NOT STOP

KURTZ JAMES            249     81238        1  08/21/1998  Closed  ALIAB-PD  IV WAS TRAVELING WEST       522.00    522.00       0.00
                                                                             AND RUSH HOUR TRAFFIC
                                                                             CAME TO STOP AND IV
                                                                             COULD NOT STOP

TASSIN, AUGUST         249     81689        1  08/31/1998  Closed  ALIAB-PD  CV PULLING INTO GAS       1,853.94  2,853.94       0.00
                                                                             STATION AND IV PULLING
                                                                             OUT DID NOT SEE CV AND
                                                                             HIT CV

BUI THUY               249     81618        3  08/31/1998  Closed  ALIAB-BI  IV WAS ENTERING ROAD      6,500.00  6,500.00       0.00
                                                                             AND WAS STRUCK AS
                                                                             ENTERING AND IMPACTED
                                                                             AN OAK TREE

BUI THUY               249     81618        2  08/31/1998  Closed  ALIAB-PD  IV WAS ENTERING ROAD      5,417.65  5,499.65       0.00
                                                                             AND WAS STRUCK AS
                                                                             ENTERING AND IMPACTED
                                                                             AN OAK TREE

US FILTER              249     81618        1  08/31/1998  Closed  AUTOCOLL  IV WAS ENTERING ROAD     11,802.50 15,745.50       0.00
                                                                             AND WAS STRUCK AS
                                                                             ENTERING AND IMPACTED
                                                                             AN OAK TREE

MYERS J R              250     60795        1  08/31/1998  Closed  ALIAB-PD  INSUREDS VEHICLE          1,872.96  2,872.96       0.00
                                                                             MAKING TURN HIT
                                                                             CLAIMANTS VEHICLE

LANGE MERLE ANN        253     45622        4  09/08/1998  Closed  ALIAB-PD  IV REARENDED CV, IV         605.83    605.83       0.00
                                                                             WAS REARENDED BY OP

SNYDER KIRSTEN         253     45622        3  09/08/1998  Closed  ALIAB-BI  IV REARENDED CV, IV       3,063.69  3,063.69       0.00
                                                                             WAS REARENDED BY OP




9/3/02                           Page 11 of 38

                  Auto Liability - AIG - Distribution Group

-----------------------------------------------------------------------------------------------------------------------------------
                              CASE          LOSS               LOSS           ACCIDENT            INCURRED       PAID    RESERVES
CLAIMANT NAME         BRANCH   #   SYMBOL   DATE      STATUS   TYPE             DESC.              TOTAL         TOTAL     TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
INSURED                  253  45622   2   09/08/1998  Closed  AUTOCOLL  IV REARENDED CV. IV           0.00        595.45     0.00
                                                                        WAS REARENDED BY OP
-----------------------------------------------------------------------------------------------------------------------------------
SNYDER KIRSTEN           253  45622   1   09/08/1998  Closed  ALIAB-PD  IV REARENDED CV. IV       5,500.50      5,500.50     0.00
                                                                        WAS REARENDED BY OP
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER     250  61109   1   09/09/1998  Closed  AUTOCOLL  INSURED VEHICLE            360.19       1,360.19     0.00
                                                                        STRUCK POT HOLE
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                253  45958   1   09/09/1998  Closed  AUTOCOLL  OP PULLED AWAY FROM        606.38       1,606.38     0.00
                                                                        CURB AND STRUCK IV
-----------------------------------------------------------------------------------------------------------------------------------
HUFFMAN SECURITY         250  60875   1   09/10/1998  Closed  ALIAB-PD  INSURED VEHICLE              0.00         545.36     0.00
                                                                        REARENDED
                                                                        CLAIMANTVEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
ALLEN MACK AND SONS      250  60845   1   09/10/1998  Closed  ALIAB-PD  CLAIMANT ALLEGES             0.00         219.20     0.00
                                                                        DRIVER RAN OVER
                                                                        PHONEBOX
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                429   3163   1   09/10/1998  Closed  AUTOCOLL  IV REARENDED BY OV            0.00      1,798.61     0.00
-----------------------------------------------------------------------------------------------------------------------------------
KOHLER MICHAEL           250  61165   1   09/18/1998  Closed  ALIAB-PD  INSUREDS VEHICLE         1,737.82       1,737.82     0.00
                                                                        BACKED INTO
                                                                        CLAIMANTSVEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                249  82794   1   09/19/1998  Closed  AUTOCOLL  OV WAS STRUCK BY OV      1,321.49       2,321.49     0.00
                                                                        AND HYDRO PLANED
                                                                        INTO IV
-----------------------------------------------------------------------------------------------------------------------------------
FINCH BARBARA            253  46153   1   09/25/1998  Closed  ALIAB-PD  IV TURNING LEFT, NOT     1,407.81       2,407.81     0.00
                                                                        IN TURN LANE
-----------------------------------------------------------------------------------------------------------------------------------
LESLIE ROGER             249  83829   1   09/28/1998  Closed  ALIAB-PD  INSD VEHICLE HIT CLMT        0.00         632.40     0.00
                                                                        VEHICLE WHILE TRYING TO
                                                                        MAKE A LEFT TURN
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                253  46237   1   09/30/1998  Closed  AUTOCOLL  MOTORCYCLE REARENDED     1,164.92       2,164.92     0.00
                                                                        IV
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER     249  83827   1   10/06/1998  Closed  AUTOCOLL  OTHER VEHICLE BACKED         0.00           0.00     0.00
                                                                        INTO INSD
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER     250  62069   3   10/11/1998  Closed  AUTOCOLL  INSUREDS VEHICLE HIT      3,862.99      4,862.99     0.00
                                                                        CLAIMANTSPARKED
                                                                        VEHICLES
-----------------------------------------------------------------------------------------------------------------------------------
PETERS LAWRENCE          250  62069   2   10/11/1998  Closed  ALIAB-PD  INSUREDS VEHICLE HIT      3,074.31      3,177.31     0.00
                                                                        CLAIMANTSPARKED
                                                                        VEHICLES
-----------------------------------------------------------------------------------------------------------------------------------
PETERS JANET             250  62069   1   10/11/1998  Closed  ALIAB-PD  INSUREDS VEHICLE HIT      4,945.26      4,945.26     0.00
                                                                        CLAIMANTSPARKED
                                                                        VEHICLES
-----------------------------------------------------------------------------------------------------------------------------------
TROPICAL INTL CORP       249  84465   5   10/13/1998  Closed  ALIAB-PD  VI COMING TO STOP HIT     5,664.47      5,664.47     0.00
                                                                        V2 AND V2
-----------------------------------------------------------------------------------------------------------------------------------
STALLWORTH LLOYD         249  84465   4   10/13/1998  Closed  ALIAB-BI  VI COMING TO STOP HIT    42,027.20     42,027.20     0.00
                                                                        V2 AND V2
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER CORP           249  84465   3   10/13/1998  Closed  AUTOCOLL  VI COMING TO STOP HIT       437.26      1,437.26     0.00
                                                                        V2 AND V2
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAMSON TERESA        249  84465   2   10/13/1998  Closed  ALIAB-BI  VI COMING TO STOP HIT    30,000.00     30,000.00     0.00
                                                                        V2 AND V2
-----------------------------------------------------------------------------------------------------------------------------------
ENTERPRISE LEASING       249  84465   1   10/13/1998  Closed  ALIAB-PD  VI COMING TO STOP HIT     2,620.74      2,620.74     0.00
                                                                        V2 AND V2
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER     413   2538   1   10/20/1998  Closed  AUTOCOMP  INSURED'S VEHICLE WAS       772.37      3,544.74     0.00
                                                                        VANDALIZED ATINSURED'S
                                                                        LOCATION
-----------------------------------------------------------------------------------------------------------------------------------




   9/3/02                         Page 12 of 38

                  Auto Liability -- AIG -- Distribution Group

-------------------------------------------------------------------------------------------------------------------------------
          CLAIMANT NAME                BRANCH            CASE #         SYMBOL        LOSS DATE    STATUS        LOSS TYPE
-------------------------------------------------------------------------------------------------------------------------------
VANCE RANDY                             250             62815              1          10/30/1998   Closed        ALIAB-PD

-------------------------------------------------------------------------------------------------------------------------------
AMERICAN ELECTRIC POWER                 250             62815              3          10/30/1998   Closed        ALIAB-PD

-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER                    250             62815              2          10/30/1998   Closed        AUTOCOLL

-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER                    249             88746              1          11/01/1998   Closed        AUTOCOMP


-------------------------------------------------------------------------------------------------------------------------------
MOORE ALMA                              250             62804              3          11/02/1998   Closed        ALIAB-BI
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER                    250             62804              2          11/02/1998   Closed        AUTOCOLL
-------------------------------------------------------------------------------------------------------------------------------
MOORE ALMA                              250             62804              1          11/02/1998   Closed        ALIAB-PD
-------------------------------------------------------------------------------------------------------------------------------
INSURED                                 253             47362              3          11/12/1998   Closed        AUTOCOLL
-------------------------------------------------------------------------------------------------------------------------------
HUNTER STACY                            253             47362              2          11/12/1998   Closed        ALIAB-BI
-------------------------------------------------------------------------------------------------------------------------------
STACY HUNTER                            253             47362              1          11/12/1998   Closed        ALIAB-PD
-------------------------------------------------------------------------------------------------------------------------------
GARCIA MARCO                            253             47586              4          11/21/1998   Closed        ALIAB-BI

-------------------------------------------------------------------------------------------------------------------------------
US FILTER                               253             47586              3          11/21/1998   Closed        AUTOCOLL

-------------------------------------------------------------------------------------------------------------------------------
ORTANO OFELIA                           253             47586              2          11/21/1998   Closed        ALIAB-PD

-------------------------------------------------------------------------------------------------------------------------------
GARCIA MARCO                            253             47586              1          11/21/1998   Closed        ALIAB-PD

-------------------------------------------------------------------------------------------------------------------------------
MILLER ROBIN                            250             63615              2          11/23/1998   Closed        ALIAB-BI

-------------------------------------------------------------------------------------------------------------------------------
MILLER ROBIN                            250             63615              1          11/23/1998   Closed        ALIAB-PD

-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER                    252             75417              2          11/24/1998   Closed        AUTOCOLL

-------------------------------------------------------------------------------------------------------------------------------
GUILIANO JEFFREY                        252             75417              1          11/24/1998   Closed        ALIAB-PD

-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER                    250             64106              3          11/25/1998   Closed        AUTOCOLL

-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER                    250             64106              2          11/25/1998   Closed        AUTOCOLL

-------------------------------------------------------------------------------------------------------------------------------
LUDLOW JAY                              250             64106              1          11/25/1998   Closed        ALIAB-PD

-------------------------------------------------------------------------------------------------------------------------------
HOEGMEIER HERB                          250             65009              1          11/30/1998   Closed        ALIAB-PD

-------------------------------------------------------------------------------------------------------------------------------
SPENCER SAMUEL                          249             86739              1          11/30/1998   Closed        ALIAB-PD

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
          CLAIMANT NAME         ACCIDENT DESC.                      INCURRED TOTAL           PAID TOTAL          RESERVES TOTAL
-------------------------------------------------------------------------------------------------------------------------------
VANCE RANDY                    INSURED MAKING TURN HIT CLMT
                               VEHICLE                                      0.00              12,500.00                    0.00
-------------------------------------------------------------------------------------------------------------------------------
AMERICAN ELECTRIC POWER        INSURED MAKING TURN HIT CLMT
                               VEHICLE                                      0.00                 756.22                    0.00
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER           INSURED MAKING TURN HIT CLMT
                               VEHICLE                                 10,870.95              11,870.95                    0.00
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER           INSD VEHICLE STRUCK BY A ROCK
                               THAT FLEWUP FROM ANOTHER
                               VEHICLE                                      0.00                 413.13                    0.00
-------------------------------------------------------------------------------------------------------------------------------
MOORE ALMA                     UNKNOWN                                      0.00                   0.00                    000
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER           UNKNOWN                                  1,202.48               2,202.48                    0.00
-------------------------------------------------------------------------------------------------------------------------------
MOORE ALMA                     UNKNOWN                                      0.00                   0.00                    0.00
-------------------------------------------------------------------------------------------------------------------------------
INSURED                        NO DETAILS PROVIDED                      1,400.12               2,867.51                    0.00
-------------------------------------------------------------------------------------------------------------------------------
HUNTER STACY                   NO DETAILS PROVIDED                     24,000.00              24,000.00                    0.00
-------------------------------------------------------------------------------------------------------------------------------
STACY HUNTER                   NO DETAILS PROVIDED                     15,132.14              15,132.14                    0.00
-------------------------------------------------------------------------------------------------------------------------------
GARCIA MARCO                   IV REARENDED CV1 PUSHING CV1
                               INTO CV2                                 1,000.00               1,000.00                    0.00
-------------------------------------------------------------------------------------------------------------------------------
US FILTER                      IV REARENDED CV1 PUSHING CV1
                               INTO CV2                                 1,450.31               2,450.31                    0.00
-------------------------------------------------------------------------------------------------------------------------------
ORTANO OFELIA                  IV REARENDED CV1 PUSHING CV1
                               INTO CV2                                 6,766.65               3,676.96                    0.00
-------------------------------------------------------------------------------------------------------------------------------
GARCIA MARCO                   IV REARENDED CV1 PUSHING CV1
                               INTO CV2                                   500.00               7,685.85                    0.00
-------------------------------------------------------------------------------------------------------------------------------
MILLER ROBIN                   INSURED ROLLED INTO CLAIMANT AT            500.00                 500.00                    0.00
-------------------------------------------------------------------------------------------------------------------------------
MILLER ROBIN                   INSURED ROLLED INTO CLAIMANT AT          3,806.61               3,806.61                    0.00

-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER           BRAKED/VEHICLE WOULD NOT
                               STOP/BRAKES SEEMED SLOW TO
                               RESPOND                                      0.00                 612.96                    0.00
-------------------------------------------------------------------------------------------------------------------------------
GUILIANO JEFFREY               BRAKED/VEHICLE WOULD NOT
                               STOP/BRAKES SEEMED SLOW TO
                               RESPOND                                      0.00               3,603.63                    0.00
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER           INSUREDS VEHICLE
                               JACKNIFED CAUSING CLAIMANT TO                0.00                   0.00                    0.00
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER           INSUREDS VEHICLE
                               JACKNIFED CAUSING CLAIMANT TO            1,495.78               2,495.78                    0.00
-------------------------------------------------------------------------------------------------------------------------------
LUDLOW JAY                     INSUREDS VEHICLE
                               JACKNIFED CAUSING CLAIMANT TO                0.00               1,218.71                    0.00
-------------------------------------------------------------------------------------------------------------------------------
HOEGMEIER HERB                 INSURED VEHICLE BACKED INTO
                               CLAIMANTS VEHICLE                        1,442.65               2,442.65                    0.00
-------------------------------------------------------------------------------------------------------------------------------
SPENCER SAMUEL                 IV BACKING UP CV WAS PARKED
                               BEHIND AND IV HIT CV                       436.27                 872.54                    0.00
-------------------------------------------------------------------------------------------------------------------------------
9/3/02                                                 Page 13 of 38

                  Auto Liability - AIG - Distribution Group
-----------------------------------------------------------------------------------------------------------------------------------
CLAIMANT                    CASE            LOSS                 LOSS                             INCURRED    PAID       RESERVES
NAME                BRANCH    #   SYMBOL    DATE        STATUS   TYPE        ACCIDENT DESC.       TOTAL       TOTAL      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
MCCLENDON TRUCKING     250   63724     1   12/03/1998  Closed   ALIAB-PD    INSUREDS VEHICLE        1,154.30   2,154.30        0.00
                                                                            REAR ENDED CLAIMANTS
                                                                            VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
LEACH DEBORAH          249   87199     2   12/04/1998  Closed   ALIAB-BI    INSD VEHICLE REAR       8,000.00   8,000.00        0.00
                                                                            ENDED CLMT VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
LEACH DEBORAH          249   87199     1   12/04/1998  Closed   ALIAB-PD    INSD VEHICLE REAR       1,810.21   1,810.21        0.00
                                                                            ENDED CLMT VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
KIM HYO                250   64169     2   12/05/1998  Closed   ALIAB-PD    PLASTIC GRADE RINGS        (0.01)    513.78        0.00
                                                                            BLEW OFF INSUREDS
                                                                            VEHICLE AND HIT
                                                                            CLAIMANTS WINDSHIELD
-----------------------------------------------------------------------------------------------------------------------------------
PATEL TAJED            250   64169     1   12/05/1998  Closed   ALIAB-PD    PLASTIC GRADE RINGS         0.00     712.67        0.00
                                                                            BLEW OFF INSUREDS
                                                                            VEHICLE AND HIT
                                                                            CLAIMANTS WINDSHIELD
-----------------------------------------------------------------------------------------------------------------------------------
ZULAUF TODD            249   87339     1   12/13/1998  Closed   ALIAB-PD    IV BACKED INTO CV       2,144.91   3,144.91        0.00
                                                                            THAT WAS PARKED
-----------------------------------------------------------------------------------------------------------------------------------
MOTOR AIR DISPATCH     249   88378     1   12/14/1998  Closed   ALIAB-PD    INSD VEHICLE REAR       2,221.55   3,221.55        0.00
                                                                            ENDED CLMT VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
KEOGH DERMOT           249   88294     1   12/17/1998  Closed   ALIAB-PD    IV BACKED INTO A          695.74   1,391.48        0.00
                                                                            PARKED CAR IN A
-----------------------------------------------------------------------------------------------------------------------------------
GROOM PRISCILLA        253   49807     1   12/29/1998  Closed   ALIAB-PD    SUBRO/PIPE FELL OFF     4,230.66   4,230.66        0.00
                                                                            IV CAUSING OV TO
                                                                            SWERVE & HIT ANOTHER
                                                                            VEHICLE #7445
-----------------------------------------------------------------------------------------------------------------------------------
SNOW JUDY              253   48413     1   12/30/1998  Closed   ALIAB-PD    IV REAR ENDED CV        1,957.19   2,957.19        0.00
-----------------------------------------------------------------------------------------------------------------------------------
JENKINS WILLIE         249   88408     1   01/04/1999  Closed   ALIAB-PD    INSD VEHICLE HIT A          0.00   2,414.50        0.00
                                                                            PARKED CLMT
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER DIST         253   48621     1   01/08/1999  Closed   AUTOCOLL    IV REAR ENDED BY            0.00       0.00        0.00
                                                                            OV
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES F        250   65303     1   01/15/1999  Closed   AUTOCOLL    DRIVER IN TRYING       20,142.50  25,352.50        0.00
                                                                            TO AVOID DOG ON
-----------------------------------------------------------------------------------------------------------------------------------
SCHNEIDER GEORGE       252   77011     2   01/18/1999  Closed   ALIAB-PD    IV LOST CONTROL ON         40.48      80.96        0.00
                                                                            ICY ROAD AND
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER   252   77011     1   01/18/1999  Closed   AUTOCOLL    IV LOST CONTROL ON      6,878.57   7,878.57        0.00
                                                                            ICY ROAD AND
-----------------------------------------------------------------------------------------------------------------------------------
RYDER TRUCK RENTAL     249   89018     2   01/18/1999  Closed   AUTOCOLL    CLMT VEHICLE REAR           0.00       0.00        0.00
                                                                            ENDED INSD VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
STOUT CHARLIE          249   89018     1   01/18/1999  Closed   ALIAB-PD    CLMT VEHICLE REAR           0.00     814.94        0.00
                                                                            ENDED INSD VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
ELLIOTT SHERRELL       253   48992     2   01/19/1999  Closed   ALIAB-BI    INSD DRIVER FOOT            0.00       0.00        0.00
                                                                            SLIPPED OFF BRAKE
                                                                            & HE ROLLED & TAPPED
                                                                            REAR BUMPER OF
                                                                            CLAIMANT
-----------------------------------------------------------------------------------------------------------------------------------
ELLIOTT SHERRELL       253   48992     1   01/19/1999  Closed   ALIAB-PD    INSD DRIVER FOOT        4,592.05   4,592.05        0.00
                                                                            SLIPPED OFF BRAKE
                                                                            & HE ROLLED & TAPPED
                                                                            REAR BUMPER OF
                                                                            CLAIMANT
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER   252   77323     2   01/25/1999  Closed   AUTOCOLL    IV AT STOP SIGN/          259.88   1,259.88        0.00
                                                                            PULLED OUT IN
                                                                            FRONT OF OV
-----------------------------------------------------------------------------------------------------------------------------------
ELWELL SHERRY          252   77323     1   01/25/1999  Closed   ALIAB-PD    IV AT STOP SIGN/        4,068.11   4,068.11        0.00
                                                                            PULLED OUT IN
                                                                            FRONT OF OV
-----------------------------------------------------------------------------------------------------------------------------------

9/3/02                            Page 14 of 38

                   Auto Liability - AIG - Distribution Group

                             CASE                                                                       INCURRED    PAID    RESERVES
CLAIMANT NAME         BRANCH   #   SYMBOL LOSS DATE  STATUS LOSS TYPE          ACCIDENT DESC.             TOTAL     TOTAL    TOTAL
-------------         ------ ----- ------ ---------- ------ --------- ------------------------------    --------- --------- --------
GREENBERG LARRY         252  77379    1   01/26/1999 Closed ALIAB-PD  CLMT ALLEGES ROCK FLEW UP FORM     1,177.21   2,177.21   0.00

U.S. FILTER             250  65708    1   02/02/1999 Closed AUTOCOLL  OTHER VEHICLE STRUCK INSURED         155.53   7,445.30   0.00
                                                                      VEHICLE UNKNOWN ACCIDENT

WATT CARLYN             252  77942    1   02/02/1999 Closed ALIAB-PD  IV BACKING UP & OV PASSED          1,059.86   1,059.86   0.00
                                                                      THROUGH PARKING SPACE AND
                                                                      VEHICLES COLLIDED

UNITED STATES FILTER    250  66333    1   02/07/1999 Closed AUTOCOLL  CLAIMANT SLID INTO                     0.00   1,548.33   0.00
                                                                      INSUREDS VEHICLE

TULLY MICHAEL           250  65965    1   02/09/1999 Closed ALIAB-PD  CLAIMANT ALLEGES OBJECT FLEW           0.00   1,529.17   0.00
                                                                      OFF INSUREDS VEHICLE AND HIT
                                                                      CLAIMANTS VEHICLE

GOJCAJ SANDY            250  66029    1   02/09/1999 Closed ALIAB-PD  ROCK HIT INSUREDS WINDSHIELD           0.00       0.00   0.00

UNITED STATES FILTER    250  65967    1   02/09/1999 Closed AUTOCOMP  VANDALISM AND THEFT                    0.00     468.29   0.00

BOWER KATHLEEN          253  49789    1   02/24/1999 Closed ALIAB-PD  IV CHANGING LANES SIDESWIPED CV        0.00   2,690.72   0.00

SCALFANI SALVATORE      253  49938    1   03/02/1999 Closed ALIAB-PD  CLMT ALLEGES IV CAUSED ROCK TO         0.00       0.00   0.00

UNITED STATES FILTER    252  78910    1   03/03/1999 Closed AUTOCOLL  IV SLID ON ICE AND HIT GUARD RAIL  1,329.14   2,329.14   0.00

MITCHELL LYNDA          253  49881    1   03/03/1999 Closed ALIAB-BI  IV PULLED OUT & STRUCK CV #7445    1,683.75   1,683.75   0.00

MITCHELL LYNDA          253  49881    2   03/03/1999 Closed ALIAB-PD  IV PULLED OUT & STRUCK CV #7445    2,018.16   2,018.16   0.00

INSURED                 253  49974    1   03/05/1999 Closed AUTOCOLL  IV REAR ENDED BY OV #7445              0.00       0.00   0.00

WILSON KATHERINE        250  66647    1   03/05/1999 Closed ALIAB-PD  PIPE FELL OFF FLATBED TRUCK AND    1,892.85   2,544.45   0.00

PIERRE SONIA            249  92031    1   03/16/1999 Closed ALIAB-PD  THE UPRIGHT ON BED OF IV FELL OFF      0.00     263.91   0.00

KROESCHEN DEBORAH       250  67226    1   03/18/1999 Closed ALIAB-PD  INSURED VEHICLE FAILED TO YIELD        0.00       0.00   0.00

ABRAHAM KATHERINE       249  92231    1   03/19/1999 Closed ALIAB-PD  INSD VEHICLE REAR ENDED CLMT           0.00   5,390.85   0.00
                                                                      VEHICLE ASA RESULT OF VEHICLES
                                                                      PULLING ONTO THE ROAD

RUIZ ALEX               250  67088    2   03/19/1999 Closed ALIAB-BI  INSUREDS VEHICLE REAR ENDED        2,840.00   2,840.00   0.00
                                                                      CLAIMANTS VEHICLE

RUIZ ALEX               250  67088    1   03/19/1999 Closed ALIAB-PD  INSUREDS VEHICLE REAR ENDED        1,731.41   2,731.41   0.00
                                                                      CLAIMANTS VEHICLE

US FILTER               249  92682    1   03/22/1999 Closed AUTOCOMP  ROCK HIT WINDSHIELD                    0.00     557.89   0.00

US FILTER               249  92822    2   03/26/1999 Closed AUTOCOLL  IV IN MEDIAN CV OVER SHOT TURN         0.00     126.47   0.00

INSURED                 253  50568    1   03/26/1999 Closed AUTOCOLL  IV PARKED VAN AND IT WAS HIT IN        0.00       0.00   0.00
                                                                      REAR BY COMMON CARRIER TRUCK/
                                                                      5995


9/3/02                          Page 15 OF 38

                    Auto Liability - AIG Distribution Group

CLAIMANT NAME          BRANCH  CASE #  SYMBOL  LOSS DATE   STATUS  LOSS TYPE ACCIDENT DESC.          INCURRED     PAID     RESERVES
                                                                                                       TOTAL      TOTAL      TOTAL
DSI INC                   249   93783       1  03/29/1999  Closed  ALIAB-PD  INSURED DRIVER          1,546.48    1,546.48      0.00
                                                                             REAR ENDED CLAIMANT
                                                                             VEHICLE

BONNER, SONYA             253   50628       1  04/02/1999  Closed  ALIAB-PD  IV SIDESWIPED VEH         528.07      528.07      0.00
                                                                             WHEN MERGING INTO
                                                                             CLMT'S LANE #7445

US FILTER                 253   50744       2  04/07/1999  Closed  AUTOCOLL  OV TRIED TO PASS IV         0.00    3,395.59      0.00
                                                                             & SIDE SWIPED

PASSAFUME THOMAS J        253   50744       1  04/07/1999  Closed  ALIAB-PD  OV TRIED TO PASS IV         0.00        0.00      0.00
                                                                             & SIDE SWIPED

US FILTER                 249   93621       1  04/12/1999  Closed  AUTOCOLL  IV STOPPED AT LIGHT         0.00      859.84      0.00
                                                                             OV PULLED OUT OF
                                                                             DRIVEWAY AND STRUCK
                                                                             IV IN REAR

R&B SYSTEMS INC           253   52657       1  04/16/1999  Closed  ALIAB-PD  IV BACKING UP WHEN      4,818.69    4,818.69      0.00
                                                                             PIPE IN TRUCK

JONES BOBBISUE            253   50953       1  04/19/1999  Closed  ALIAB-PD  IV CHANGING LANES       3,221.57    3,221.57      0.00
                                                                             & HIT CV #7445


UNITED STATES FILTER      250   68502       1  05/02/1999  Closed  AUTOCOLL  ITEM FELL OFF               0.00      485.79      0.00
                                                                             VEHICLE AND STRUCK

STROUD CHRIS              250   68726       1  05/04/1999  Closed  ALIAB-PD  CLAIMANT ALLEGES            0.00        0.00      0.00
                                                                             FOREIGN OBJECT THROWN
                                                                             FROM INSUREDS VEHICLE
                                                                             CRACKED WINDSHIELD

WETTIG GENE               250  68683        1  05/11/1999  Closed  ALIAB-PD  FOREIGN OBJECT FELL       445.02      890.04      0.00
                                                                             FROM INSURED VEHICLE
                                                                             AND STRUCK CLAIMANTS
                                                                             VEHICLE

US FILTER                 249  94992        1  05/12/1999  Closed  AUTOCOLL  IV INVOLVED IN CHAIN        0.00         0.00     0.00
                                                                             COLLISION ACCIDENT

UNITED STATES FILTER      250  69269        2  05/28/1999  Closed  AUTOCOLL  INSURED VEHICLE AND    15,750.00    17,850.00     0.00
                                                                             CLAIMANTS VEHICLE
                                                                             STRUCK IN INTERSECTION

GRUBBS, LAWRENCE          250  69269        1  05/28/1999  Closed  ALIAB-PD  INSURED VEHICLE AND     3,314.29     3,314.29     0.00
                                                                             CLAIMAINTS VEHICLE
                                                                             STRUCK IN INTERSECTION

UNITED STATES FILTER      250  69563        1  06/01/1999  Closed  AUTOCOLL  OTHER VEHICLE STOPPED       0.00     1,342.32     0.00
                                                                             SUDDENLY INSURED
                                                                             STOPPED AND WAS
                                                                             REARENDED

LUCAS CHRIS               249 121873        1  06/03/1999  Closed  ALIAB-BI  CLMNT WAS HELPING
                                                                             UNLOAD AND WAS INJURED  1,848.00     1,848.00      0.00

PJAX                      252  91047        1  06/06/1999  Closed  ALIAB-PD  INSURED MADE QUICK      2,745.66     2,745.66      0.00
                                                                             STOP OBJECTS FELL OFF
                                                                             OF VEHICLE STRUCK
                                                                             CLMNTS VEHICLE

STITES STEPHEN            249  96333        1  06/07/1999  Closed  ALIAB-PD  IV MADE AN IMPROPER         0.00     1,770.25      0.00
                                                                             TURN AND CV


US FLEET LEASING          250  69627        1  06/08/1999  Closed  AUTOCOMP  VANDALISM TO INSUREDS   3,761.36     4,761.36      0.00
                                                                             VEHICLE

JEWELL TY                 250  69461        3  06/08/1999  Closed  ALIAB-BI  AXLE BROKE OFF INSURED       0.00        0.00      0.00
                                                                             VEHICLE


9/3/02                           Page 16 of 38

                   Auto Liability - AIG - Distribution Group

------------------------------------------------------------------------------------------------------------------------------------
    CLAIMANT NAME                BRANCH     CASE #     SYMBOL     LOSS DATE     STATUS     LOSS TYPE           ACCIDENT DESC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             AXEL BROKE OFF INSURED
UNITED STATES FILTER               250      69461           2       06/08/1999   Closed      AUTOCOLL        VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             AXEL BROKE OFF INSURED
JEWELL TY & SABRINA                250      69461           1       06/08/1999   Closed      ALIAB-PD        VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNKNOWN FACTS OF LOSS.
                                                                                                             SUBROGATION SENT BY
                                                                                                             INSURER OF CLAIMANT
SCHMIDT HUBERT P                   253      52539           1       06/08/1999   Closed      ALIAB-PD        #7445
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             A ROCK COMING OFF FROM
                                                                                                             INSURED'S TRUCK/HIT
LAWRENCE SHIRLEY                   413       3115           1       06/17/1999   Closed      ALIAB-PD        CLAIMANT'S WINDSHIELD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE PULLED
CENTRAL PUMP COMPANY               250      69799           3       06/18/1999   Closed      ALIAB-PD        DOWN GAS PUMP
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE PULLED
ROBS MART                          250      69799           1       06/18/1999   Closed      ALIAB-PD        DOWN GAS PUMP
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             IV WAS REAR ENDED BY OV
GOMEZ AIME                         253      52341           1       06/19/1999   Closed      AUTOCOLL        #7445
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             IV HIT A LOW BRANCH
                                                                                                             DAMAGE AND CRACKED
                                                                                                             RIGHT CORNER OF
US FILTER                          249      97405           1       06/22/1999   Closed      AUTOCOLL        WINDSHIELD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE
                                                                                                             HYDROPLANED AND STRUCK
UNITED STATES FILTER               250      69978           1       06/24/1999   Closed      AUTOCOLL        MEDIAN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             IV TRIED TO STOP AT
                                                                                                             STOP SIGN AND TRUCK
                                                                                                             SHUT OFF SLIDING
                                                                                                             THROUGH STOP SIGN AND
MARY ELLENS DAYCARE                249      97153           1       06/24/1999   Closed      ALIAB-PD        HITTING CV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE BACKED
RIESOP PETER                       250      69973           1       06/24/1999   Closed      ALIAB-PD        INTO CLAIMANTS VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             ROCK HIT WINDSHIELD
US FILTER                          253      52561           1       06/25/1999   Closed      AUTOCOMP        #7445
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             IV TURNED RIGHT ON RED
                                                                                                             LIGHT AND OV WAS COMING
                                                                                                             IN OPPOSITE DIRECTIONS
                                                                                                             AND TAIL GATE STRUCK
US FILTER                          249      97656           1       07/01/1999   Closed      AUTOCOLL        IV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             IV WAITING IN GAS
INSURED                            253      53609           1       07/10/1999   Closed      AUTOCOLL        STATION, WHEN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             ROCK FLEW UP AND
                                                                                                             DAMAGED INSURED
UNITED STATES FILER                250      75548           1       07/14/1999   Closed      AUTOCOMP        VEHICLES WINDSHIELD
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             IV HIT BRAKES AND PIPE
                                                                                                             FELL OFF IV AND DAMAGED
                                                                                                             HOOD WINDSHIELD AND
US FILTER                          249      98219           1       07/19/1999   Closed      AUTOCOMP        ROOF
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             IV NORTH HWY 99, VAN
                                                                                                             PULLED OFF ROAD BACK
                                                                                                             ONTO ROAD IN FRONT OF
                                                                                                             IV, IV RE OV THEN
ROLLING LEASING                    253      53194           6       07/23/1999   Closed      AUTOCOLL        SWERVED HITTING BUS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             IV NORTH HWY 99, VAN
                                                                                                             PULLED OFF ROAD BACK
                                                                                                             ONTO ROAD IN FRONT OF
                                                                                                             IV, IV RE OV THEN
GREYHOUND BUS                      253      53194           5       07/23/1999   Closed      ALIAB-PD        SWERVED HITTING BUS
------------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------
    CLAIMANT NAME                INCURRED TOTAL         PAID TOTAL       RESERVES TOTAL
---------------------------------------------------------------------------------------
UNITED STATES FILTER                3,369.41              4,369.41                 0.00
---------------------------------------------------------------------------------------
JEWELL TY & SABRINA                 2,631.13              2,631.13                 0.00
---------------------------------------------------------------------------------------
SCHMIDT HUBERT P                      721.97                721.97                 0.00
---------------------------------------------------------------------------------------
LAWRENCE SHIRLEY                        0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
CENTRAL PUMP COMPANY                3,075.16              3,075.16                 0.00
---------------------------------------------------------------------------------------
ROBS MART                               0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
GOMEZ AIME                              0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
US FILTER                               0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER               11,501.32             24,002.64                 0.00
---------------------------------------------------------------------------------------
MARY ELLENS DAYCARE                 4,520.97              4,520.97                 0.00
---------------------------------------------------------------------------------------
RIESOP PETER                            0.00              1,333.98                 0.00
---------------------------------------------------------------------------------------
US FILTER                               0.00                 50.00                 0.00
---------------------------------------------------------------------------------------
US FILTER                               0.00              2,229.57                 0.00
---------------------------------------------------------------------------------------
INSURED                                 0.00              1,745.25                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER                    0.00                155.53                 0.00
---------------------------------------------------------------------------------------
US FILTER                               0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
ROLLINS LEASING                    15,694.69             16,694.69                 0.00
---------------------------------------------------------------------------------------
GREYHOUND BUS                           0.00                  0.00                 0.00
---------------------------------------------------------------------------------------





9/3/02                            Page 17 of 38

                    Auto Liability - AIG Distribution Group

CLAIMANT NAME          BRANCH  CASE #  SYMBOL  LOSS DATE   STATUS  LOSS TYPE ACCIDENT DESC.          INCURRED     PAID     RESERVES
                                                                                                       TOTAL      TOTAL      TOTAL
AYALA LABOR CONTRACT
  CO                      253   53194       4  07/23/1999  Closed  ALIAB-PD  IV NORTH HWY 99, VAN        0.00       0.00       0.00
                                                                             PULLED OFF ROAD BACK
                                                                             ONTO ROAD IN FRONT OF
                                                                             IV, IV RE OV THEN
                                                                             SWERVED HITTING BUS

MARTINEZ FRANCES          253   53194       3  07/23/1999  Closed  ALIAB-BI  IV NORTH HWY 99, VAN      992.00     992.00       0.00
                                                                             PULLED OFF ROAD BACK
                                                                             ONTO ROAD IN FRONT OF
                                                                             IV, IV RE OV THEN
                                                                             SWERVED HITTING BUS

US FILTER                 249   98696       1  07/24/1999  Closed  AUTOCOMP  MULTIPLE DAMAGE TO VEH      0.00       0.00       0.00

UNITED STATES FILTER      350   71251       3  07/27/1999  Closed  AUTOCOLL  CLAIMANT RAN STOP SIGN      0.00       0.00       0.00
                                                                             AND HIT

US FILTER                 253   53282       2  07/27/1999  Closed  AUTOCOLL  IV REAR ENDED CV #7445  2,650.26   3,650.26       0.00

ST PAUL AND MARINE        253   53282       1  07/27/1999  Closed  ALIAB-PD  IV REAR ENDED CV #7445  1,287.19   1,287.19       0.00

UNITED STATES FILTER      250   71059       1  07/30/1999  Closed  AUTOCOLL  CLAIMANT BACKING OUT        0.00   1,547.16       0.00
                                                                             OF SPACE AND HIT
                                                                             INSURED
UNITED STATES FILTER      429    4174       1  08/03/1999  Closed  AUTOCOLL  IV REARENDED                0.00   2,276.43       0.00

WHITTINGTON RYAN            5   58618       1  08/05/1999  Closed  ALIAB-PD  INSD CHANGED LANES     30,013.20  30,013.20       0.00
                                                                             INTO TPS VEHICLE

THE CITY OF TORONTO         5   58618       2  08/05/1999  Closed  ALIAB-PD  INSD CHANGED LANES          0.00       0.00       0.00
                                                                             INTO TPS VEHICLE

US FILTER                 249   99583       1  08/13/1999  Closed  AUTOCOLL  OV REAR ENDED IV            0.00   1,703.32       0.00

UNITED STATES FILTER
  CORP                    249   99697       2  08/17/1999  Closed  AUTOCOLL  IV WAS LOOKING AT SIGN    832.28   1,832.28       0.00
                                                                             AND FAILED TO STOP AT
                                                                             RED LIGHT AND STRUCK CV

REEVES WRECKER SERVICE    249   99697       1  08/17/1999  Closed  ALIAB-PD  IV WAS LOOKING AT SIGN  5,372.76   5,372.76       0.00
                                                                             AND FAILED TO STOP AT
                                                                             RED LIGHT AND STRUCK CV

UNITED STATES FILTER      250   71685       1  08/24/1999  Closed  AUTOCOMP  INSURED VEHICLE STOLEN 14,167.38  18,000.00       0.00
                                                                             AND FOUND WRECKED INTO
                                                                             A

UNITED STATES FILTER
  CORP                    249  100160       1  08/25/1999  Closed  AUTO-BI   INSD STATED IV STOPPED      0.00       0.00       0.00
                                                                             AT RED LIGHT AND OV
                                                                             STRUCK IV FROM BEHIND
                                                                             AND THEN OV FLED SCENE

CARSON LISE L             253   54267       3  09/07/1999  Closed  ALIAB-PD  OTHER VEHICLE PULLED    7,985.52   7,985.52       0.00
                                                                             IN FRONT OF IV CAUSING
                                                                             IV TO REAR END CV
                                                                             #7445

US FILTER                 253   54267       2  09/07/1999  Closed  AUTOCOLL  OTHER VEHICLE PULLED        0.00       0.00       0.00
                                                                             IN FRONT OF IV CAUSING
                                                                             IV TO REAR END CV
                                                                             #7445

MR. RAMISH                253   54267       1  09/07/1999  Closed  ALIAB-PD  OTHER VEHICLE PULLED    1,697.97   3,169.97       0.00
                                                                             IN FRONT OF IV CAUSING
                                                                             IV TO REAR END CV
                                                                             #7445

UNITED STATES FILTER      249  102379       1  09/09/1999  Closed  AUTOCOMP  ROCK FLEW UP AND HIT IV     0.00     376.42       0.00

WENDY BROWN               253   54405       2  09/13/1999  Closed  ALIAB-PD  IV RAN INTO BACK OF CV      0.00     559.29       0.00
                                                                             WHEN COMING TO A LIGHT
                                                                             #7445


9/3/02                           Page 18 of 38

                   Auto Liability - AIG - Distribution Group

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               INCURRED                     RESERVES
  CLAIMANT NAME    BRANCH  CASE #  SYMBOL  LOSS DATE   STATUS  LOSS TYPE    ACCIDENT DESC.       TOTAL       PAID TOTAL      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
WENDY BROWN         253     54405      1   09/13/1999  Closed  ALIAB-BI   IV RAN INTO BACK OF        0.00    13,000.00        0.00
                                                                          CV WHEN COMING TO
                                                                          A LIGHT #7445
------------------------------------------------------------------------------------------------------------------------------------
ELLIS RANDY W       253     55474      1   09/14/1999  Closed  ALIAB-BI   IV FAILED TO YIELD         0.00         0.00        0.00
                                                                          WHILE MAKING LEFT
                                                                          TURN & COLLIDED WITH
                                                                          CLMT MOPED #7445
------------------------------------------------------------------------------------------------------------------------------------
FOSTER ERNEST       253     55474      2   09/14/1999  Closed  ALIAB-PD   IV FAILED TO YIELD         0.00         0.00        0.00
                                                                          WHILE MAKING LEFT
                                                                          TURN & COLLIDED WITH
                                                                          CLMT MOPED #7445
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL CAR        249    101056      1   09/14/1999  Closed  AUTOCOLL   INSUREDS LEASED            0.00         0.00        0.00
RENTAL                                                                    VEHICLE WAS HIT BY
                                                                          A PIECE OF MACHINERY
                                                                          WHILE PARKED
------------------------------------------------------------------------------------------------------------------------------------
US FILTER           249    101409      1   09/21/1999  Closed  AUTOCOMP   INSD VCH WINDSHIELD        0.00       191.45        0.00
                                                                          IS CRACKED
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       250     72580      1   09/21/1999  Closed  AUTOCOLL   OTHER VEHICLE MADE       454.27     2,817.09        0.00
FILTER                                                                    RT TURN IN FRONT OF
                                                                          INSURED VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
KOHLER MICHAEL      253     54700      1   09/23/1999  Closed  ALIAB-PD   PIPE FELL OFF RACK OF  1,187.35     1,187.35        0.00
                                                                          I/V, HITTING
------------------------------------------------------------------------------------------------------------------------------------
HOLYFIELD RICKY     249    102071      1   10/01/1999  Closed  ALIAB-PD   CLMT ALLEGES THAT          0.00       301.45        0.00
                                                                          ROCK FLEW OFF BED OF
                                                                          IV TRAILER AND
                                                                          CRACKED CV FRONT
                                                                          WINDSHIELD
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       249    102037      1   10/05/1999  Closed  AUTOCOMP   DEER RAN ACROSS THE    1,331.72     2,331.72        0.00
FILTER                                                                    ROAD TRIED TO JUMP
                                                                          OVER INSUREDS CAR
                                                                          LANDED ON WINDSHIELD
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORT INTL      249    102293      1   10/11/1999  Closed  ALIAB-PD   IV DRIVING A FLAT          0.00         0.00        0.00
POOL                                                                      BED AND BRUSHED
                                                                          AGAINST A BOX
                                                                          TRAILER
------------------------------------------------------------------------------------------------------------------------------------
HENRY MAREA         249    102541      3   10/14/1999  Closed  ALIAB-BI   IV ALLEGEDLY HIT       5,000.00     5,000.00        0.00
                                                                          REAR BUMPER OF
------------------------------------------------------------------------------------------------------------------------------------
US FILTER           249    102541      2   10/14/1999  Closed  AUTOCOLL   IV ALLEGEDLY HIT       3,806.06     4,806.06        0.00
                                                                          REAR BUMPER OF
------------------------------------------------------------------------------------------------------------------------------------
MAREA HENRY         249    102541      1   10/14/1999  Closed  ALIAB-PD   IV ALLEGEDLY HIT         828.76       828.76        0.00
                                                                          REAR BUMPER OF
------------------------------------------------------------------------------------------------------------------------------------
WILLE CAROL         250     73601      5   10/15/1999  Closed  ALIAB-BI   INSURED VEHICLE        9,000.00     9,000.00        0.00
                                                                          REARENDED CLAIMANTS
                                                                          VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
ROGERS SHARON       250     73601      4   10/15/1999  Closed  ALIAB-PD   INSURED VEHICLE        3,784.00     3,784.00        0.00
                                                                          REARENDED CLAIMANTS
                                                                          VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       250     73601      2   10/15/1999  Closed  AUTOCOLL   INSURED VEHICLE            0.00         0.00        0.00
FILTER                                                                    REARENDED CLAIMANTS
                                                                          VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
ENGLUND RICHARD     250     73601      1   10/15/1999  Closed  ALIAB-PD   INSURED VEHICLE        5,115.62     5,115.62        0.00
                                                                          REARENDED CLAIMANTS
                                                                          VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
US FILTER           253     55263      1   10/21/1999  Closed  AUTOCOLL   IV RE BY CV #7445          0.00         0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       250     74252      1   10/22/1999  Closed  AUTOCOMP   INSURED VEHICLE          322.59     1,322.59        0.00
FILTER                                                                    STRUCK A DEER
------------------------------------------------------------------------------------------------------------------------------------
DUNCAN ROBERT       250     74168      1   11/01/1999  Closed  ALIAB-PD   INSURED VEHICLE        1,509.28     1,509.28        0.00
                                                                          ROLLED BACK INTO
                                                                          CLAIMANTS VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
US FILTER           253     55654      1   11/05/1999  Closed  AUTOCOLL   OV BACKED INTO IV        115.93     1,115.93        0.00
                                                                          #7445
------------------------------------------------------------------------------------------------------------------------------------

9/3/02                            Page 19 of 38

                                       Auto Liability - AIG - Distribution Group

---------------------------------------------------------------------------------------------------------------------------------
     CLAIMANT NAME              BRANCH    CASE #    SYMBOL    LOSS DATE    STATUS    LOSS TYPE            ACCIDENT DESC.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSD STRUCK GUIDE WIRE PULLING
                                                                                                  IT DOWN AND POLE FELL ON A
NORTHSTATE TELEPHONE CO          249      103807      5       11/09/1999    Closed    ALIAB-PD    PROPERTY
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSD STRUCK GUIDE WIRE PULLING
                                                                                                  IT DOWN AND POLE FELL ON A
DUKE POWER CO                    249      103807      4       11/09/1999    Closed    ALIAB-PD    PROPERTY
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSD STRUCK GUIDE WIRE PULLING
                                                                                                  IT DOWN AND POLE FELL ON A
CARAWAY FURNITURE                249      103807      3       11/09/1999    Closed    ALIAB-PD    PROPERTY
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSD STRUCK GUIDE WIRE PULLING
                                                                                                  IT DOWN AND POLE FELL ON A
GUILFORD FABRICATORS             249      103807      2       11/09/1999    Closed    ALIAB-PD    PROPERTY
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSD STRUCK GUIDE WIRE PULLING
                                                                                                  IT DOWN AND POLE FELL ON A
STRICKLAND FINLEY                249      103807      1       11/09/1999    Closed    ALIAB-PD    PROPERTY
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                  DEER JUMPED OUT IN FRONT OF IV
UNITED STATES FILER CORP         252       88335      1       11/23/1999    Closed    AUTOCOMP
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CLAIMANT
                                                                                                  STOPPED/STARTED/STOPPED,
                                                                                                  CONTRIBUTING TO INSURED REAR-
UNITED STATES FILTER             250       75473      2       11/29/1999    Closed    AUTOCOLL    ENDING CLAIMANT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CLAIMANT
                                                                                                  STOPPED/STARTED/STOPPED,
                                                                                                  CONTRIBUTING TO INSURED REAR-
KEISTER BRIAN R                  250       75473      1       11/29/1999    Closed    ALIAB-PD    ENDING CLAIMANT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED LOST CONTROL ON ICY
INMON MOTOR SALES-LIGHT POLE     252       88512      3       11/30/1999    Closed    ALIAB-PD    PATCH STRUCK POLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED LOST CONTROL ON ICY
DAVE INMON MOTOR SALES-CAR       252       88512      2       11/30/1999    Closed    ALIAB-PD    PATCH STRUCK POLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED LOST CONTROL ON ICY
UNITED STATES FILTER             252       88512      1       11/30/1999    Closed    AUTOCOLL    PATCH STRUCK POLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED VEHICLE STRUCK
UNITED STATES F                  250       76078      2       12/01/1999    Closed    AUTOCOLL    CLAIMANTS VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED VEHICLE STRUCK
MCCLOSKEY ALLEN                  250       76078      1       12/01/1999    Closed    ALIAB-PD    CLAIMANTS VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSD VEHICLE STARTED MAKING A
                                                                                                  LEFT TURN AND CLMT VEHICLE
UNITED STATES FILTER             249      104757      2       12/03/1999    Closed    AUTOCOLL    COLLIDED WITH INSDS FRONT END
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSD VEHICLE STARTED MAKING A
                                                                                                  LEFT TURN AND CLMT VEHICLE
SMITH EBBOTT                     249      104757      1       12/03/1999    Closed    ALIAB-PD    COLLIDED WITH INSDS FRONT END
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED AND CLMT IN AUTO
GOLD BRIAN                       252      106750      1       12/05/1999    Closed    ALIAB-PD    ACCIDENT
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     CLAIMANT NAME              INCURRED TOTAL    PAID TOTAL     RESERVES TOTAL
-------------------------------------------------------------------------------


NORTHSTATE TELEPHONE CO                   0.00      1,254.44               0.00
-------------------------------------------------------------------------------


DUKE POWER CO                             0.00      3,161.43               0.00
-------------------------------------------------------------------------------


CARAWAY FURNITURE                         0.00      8,758.90               0.00
-------------------------------------------------------------------------------


GUILFORD FABRICATORS                      0.00          0.00               0.00
-------------------------------------------------------------------------------


STRICKLAND FINLEY                         0.00      1,117.52               0.00
-------------------------------------------------------------------------------


UNITED STATES FILTER CORP             3,722.17      4,722.17               0.00
-------------------------------------------------------------------------------



UNITED STATES FILTER                  3,274.38      4,274.38               0.00
-------------------------------------------------------------------------------



KEISTER BRIAN R                         956.67        956.67               0.00
-------------------------------------------------------------------------------

INMON MOTOR SALES-LIGHT POLE          1,627.50      1,627.50               0.00
-------------------------------------------------------------------------------

DAVE INMON MOTOR SALES-CAR            1,154.72      1,154.72               0.00
-------------------------------------------------------------------------------

UNITED STATES FILTER                  1,954.84      2,954.84               0.00
-------------------------------------------------------------------------------

UNITED STATES F                         311.08      1,311.08               0.00
-------------------------------------------------------------------------------

MCCLOSKEY ALLEN                           0.00          0.00               0.00
-------------------------------------------------------------------------------


UNITED STATES FILTER                  2,581.26      3,581.26               0.00
-------------------------------------------------------------------------------


SMITH EBBOTT                          3,497.48      3,497.48               0.00
-------------------------------------------------------------------------------

GOLD BRIAN                            2,000.00      2,000.00               0.00
-------------------------------------------------------------------------------

9/3/02                             PAGE 20 OF 38

                    Auto Liability - AIG Distribution Group

------------------------------------------------------------------------------------------------------------------------------------
CLAIMANT NAME          BRANCH  CASE #  SYMBOL  LOSS DATE   STATUS  LOSS TYPE ACCIDENT DESC.          INCURRED     PAID     RESERVES
                                                                                                       TOTAL      TOTAL      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
US FILTER              249     104928       1  12/09/1999  Closed  AUTOCOLL  CLAIMANT ATTEMPTED TO       0.00      0.00        0.00
                                                                             MAKE A LANE CHANGE
                                                                             AND STRUCK INSURED
                                                                             TRAILER
------------------------------------------------------------------------------------------------------------------------------------

US FILTER              249     105094       2  12/14/1999  Closed  AUTOCOLL  IV WAS STOPPED AND          0.00       0.00       0.00
                                                                             CV REAR ENDED IV
------------------------------------------------------------------------------------------------------------------------------------
UNK UNK                249     105094       1  12/14/1999  Closed  ALAIB-PD  IV WAS STOPPED AND          0.00       0.00       0.00
                                                                             CV REAR ENDED IV
------------------------------------------------------------------------------------------------------------------------------------
URBAN RANDY            250      76233       1  12/15/1999  Closed  ALIAB-PD  INSURED VEHICLE STRUCK    500.00     500.00       0.00
                                                                             CLAIMANTS VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
US FILTER              253      56642       2  12/17/1999  Closed  AUTOCOLL  IV PASSING CV COLLIDED
                                                                             WITH CV                   932.76   1,923.76       0.00
------------------------------------------------------------------------------------------------------------------------------------
RANDALL TRUCKING       253      56642       1  12/17/1999  Closed  ALIAB-PD  IV PASSING CV COLLIDED      0.00       0.00       0.00
                                                                             WITH CV
------------------------------------------------------------------------------------------------------------------------------------
SPANDE KEN             253      56559       1  12/29/1999  Closed  ALIAB-PD  IV STRUCK OV IN REAR    2,149.10   2,149.10       0.00
                                                                             #7445
------------------------------------------------------------------------------------------------------------------------------------
ENRIQUE SYLVIA         250      76839       5  12/29/1999  Closed  ALIAB-BI  INSURED HIT OTHER       6,500.00   6,500.00       0.00
                                                                             VEHICLE IN REAR
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER   250      76839       4  12/29/1999  Closed  AUTOCOLL  INSURED HIT OTHER           0.00     683.98       0.00
                                                                             VEHICLE IN REAR
------------------------------------------------------------------------------------------------------------------------------------
FARIAS ENRIQUES        250      76839       3  12/29/1999  Closed  ALIAB-BI  INSURED HIT OTHER       4,000.00   4,000.00       0.00
                                                                             VEHICLE IN REAR
------------------------------------------------------------------------------------------------------------------------------------
CAMPOS EGLENTINA       250      76839       2  12/29/1999  Closed  ALIAB-BI  INSURED HIT OTHER       9,000.00   9,000.00       0.00
                                                                             VEHICLE IN REAR
------------------------------------------------------------------------------------------------------------------------------------
FARIAS SARA            250      76839       1  12/29/1999  Closed  ALIAB-PD  INSURED HIT OTHER       6,973.74   7,000.00       0.00
                                                                             VEHICLE IN REAR
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER   250      76928       1  01/03/2000  Closed  AUTOCOLL  INSURED VEHICLE         2,390.12   3,390.12       0.00
                                                                             WENT INTO DITCH
------------------------------------------------------------------------------------------------------------------------------------
LAMONT SUE             413      3446        1  01/16/2000  Closed  ALIAB-PD  INSURED'S VEHICLE       4,392.17   4,392.17       0.00
                                                                             TURNING INTO CENTER
                                                                             LANE CAUSING THE
                                                                             ACCIDENT.
------------------------------------------------------------------------------------------------------------------------------------
LAMONT JENNIFER        413      3446        5  01/16/2000  Closed  ALIAB-BI  INSURED'S VEHICLE       1,000.00   1,000.00       0.00
(MINOR)                                                                      TURNING INTO CENTER
                                                                             LANE CAUSING THE
                                                                             ACCIDENT.
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER   413      3446        4  01/16/2000  Closed  AUTOCOLL  INSURED'S VEHICLE          915.16   1,915.16      0.00
                                                                             TURNING INTO CENTER
                                                                             LANE CAUSING THE
                                                                             ACCIDENT.
------------------------------------------------------------------------------------------------------------------------------------
HARDING TONYA M        413      3446        3  01/16/2000  Closed  ALIAB-PD  INSURED'S VEHICLE          938.08     938.08      0.00
                                                                             TURNING INTO CENTER
                                                                             LANE CAUSING THE
                                                                             ACCIDENT.
------------------------------------------------------------------------------------------------------------------------------------
LAMONT SUE             413      3446        2  01/16/2000  Closed  ALIAB-BI  INSURED'S VEHICLE       19,397.20  19,397.20      0.00
                                                                             TURNING INTO CENTER
                                                                             LANE CAUSING THE
                                                                             ACCIDENT.
------------------------------------------------------------------------------------------------------------------------------------
LAMONT MICHAEL         413      3446        6  01/16/2000  Closed  ALIAB-BI  INSURED'S VEHICLE        4,000.00   4,000.00      0.00
(MINOR)                                                                      TURNING INTO CENTER
                                                                             LANE CAUSING THE
                                                                             ACCIDENT.
------------------------------------------------------------------------------------------------------------------------------------

9/3/02                           Page 21 of 38

                   Auto Liability - AIG - Distribution Group

------------------------------------------------------------------------------------------------------------------------------------
    CLAIMANT NAME                BRANCH     CASE #     SYMBOL     LOSS DATE     STATUS     LOSS TYPE           ACCIDENT DESC.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                         INSURED ATTEMPTING TO MAKE
                                                                                                         TURN WHEN INSURED AND CLMT
UNITED STATES FILTER               252      90760           3     01/17/2000    Closed     AUTOCOLL      COLLIDED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         INSURED ATTEMPTING TO MAKE
                                                                                                         TURN WHEN INSURED AND CLMT
SEPESI DOLLY                       252      90760           2     01/17/2000    Closed     ALIAB-PD      COLLIDED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         INSURED ATTEMPTING TO MAKE
                                                                                                         TURN WHEN INSURED AND CLMT
SEPESI DOLLY                       252      90760           1     01/17/2000    Closed     ALIAB-BI      COLLIDED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         IV PARKED WHEN TAILGATE WAS
US FILTER                          253      57220           1     01/18/2000    Closed     AUTOCOMP      STOLEN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         INSURED MAKING TURN AND WAS
SMITH DOUGLAS                      250      78013           3     01/26/2000    Closed     ALIAB-PD      HIT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         INSURED MAKING TURN AND WAS
SMITH DOUGLAS                      250      78013           2     01/26/2000    Closed     ALIAB-BI      HIT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         INSURED MAKING TURN AND WAS
UNITED STATES FILTER               250      78013           1     01/26/2000    Closed     AUTOCOLL      HIT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         INSD VEHICLES WINDSHIELD
UNITED STATES FILTER               249     106795           1     01/28/2000    Closed     AUTOCOMP      CRACKED DUE TO COLD WEATHER
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         INSD TRYING TO TURN INTO
                                                                                                         DRIVEWAY AND HAD TO BACK UP
PAUL BOYD                          249     107023           1     02/04/2000    Closed     ALIAB-PD      AND STRUCK CV BEHIND HIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         ROCK FLEW OFF IV AND STRUCK
VOLLMER MATHEW                     253      57646           1     02/07/2000    Closed     ALIAB-PD      WINDSHIELD OF OV #
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         IV BLEW TIRE & DROVE ON
INSURED                            253      59435           1     02/08/2000    Closed     AUTOCOLL      FLAT BOTTOM #7445
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         INSD BACKED INTO CLMTS
ADAMS TEASSA                       249     108942           1     02/21/2000    Closed     ALIAB-PD      PARKED CAR
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         DUE TO SLIPPERY ROADS IV
                                                                                                         LOST CONTROL AND CRASHED
                                                                                                         INTO A TREE TOTALLING THE
BELL ATLANTIC                      252      92846           2     02/24/2000    Closed     ALIAB-PD      IV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         DUE TO SLIPPERY ROADS IV
                                                                                                         LOST CONTROL AND CRASHED
                                                                                                         INTO A TREE TOTALLING THE
UNITED STATES FILTER               252      92846           1     02/24/2000    Closed     AUTOCOLL      IV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         FOREIGN OBJECT WAS TROWN TO
US FILTER                          249     108514           1     02/24/2000    Closed    AUTOCOMP       REAR DOOR OF INSD VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         OV IN FRONT OF IV SPUN OUT
US FILTER                          253      58092           2     02/27/2000    Closed    AUTOCOLL       OF CONTRL STRIKING IV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         OV IN FRONT OF IV SPUN OUT
HALES JIM                          253      58092           1     02/27/2000    Closed    ALIAB-PD       OF CONTRL STRIKING IV
------------------------------------------------------------------------------------------------------------------------------------
WIGGINS NATALIE                    252      93289           3     03/01/2000    Closed    ALIAB-BI       INSURED BACKED INTO CLMT
------------------------------------------------------------------------------------------------------------------------------------
WOODLEY TABATHA                    252      93289           2     03/01/2000    Closed    ALIAB-BI       INSURED BACKED INTO CLMT
------------------------------------------------------------------------------------------------------------------------------------
WOODLEY TABATHA                    252      93289           1     03/01/2000    Closed    ALIAB-PD       INSURED BACKED INTO CLMT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         IV STRUCK ROCK IN THE ROAD,
DUBSKY GINA                        253      58257           1     03/03/2000    Closed    ALIAB-PD       FLEW
------------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
    CLAIMANT NAME                INCURRED TOTAL         PAID TOTAL       RESERVES TOTAL
---------------------------------------------------------------------------------------

UNITED STATES FILTER                4,283.45              5,283.45                 0.00
---------------------------------------------------------------------------------------
SEPESI DOLLY                        4,843.71              4,843.71                 0.00
---------------------------------------------------------------------------------------
SEPESI DOLLY                        7,053.97              7,053.97                0.00
---------------------------------------------------------------------------------------
US FILTER                               0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
SMITH DOUGLAS                           0.00              3,787.08                 0.00
---------------------------------------------------------------------------------------
SMITH DOUGLAS                           0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER                    0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER                    0.00                308.00                 0.00
---------------------------------------------------------------------------------------
PAUL BOYD                               0.00              3,469.84                 0.00
---------------------------------------------------------------------------------------
VOLLMER MATHEW                          0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
INSURED                                 0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
ADAMS TEASSA                          347.98                347.98                 0.00
---------------------------------------------------------------------------------------
BELL ATLANTIC                       3,977.45              3,977.45                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER                4,960.00              7,600.00                 0.00
---------------------------------------------------------------------------------------
US FILTER                               0.00                817,40                 0.00
---------------------------------------------------------------------------------------
US FILTER                           2,394.19              3,394.19                 0.00
---------------------------------------------------------------------------------------
HALES JIM                               0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
WIGGINS NATALIE                         0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
WOODLEY TABATHA                         0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
WOODLEY TABATHA                     2,429.78              2,429.78                 0.00
---------------------------------------------------------------------------------------
DUBSKY GINA                             0.00                  0.00                 0.00
---------------------------------------------------------------------------------------


9/3/02                         Page 22 of 38

                   Auto Liability - AIG - Distribution Group

------------------------------------------------------------------------------------------------------------------------------------
    CLAIMANT NAME                BRANCH     CASE #     SYMBOL     LOSS DATE     STATUS     LOSS TYPE           ACCIDENT DESC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLMT VEHICLE PULLED OUT
                                                                                                             OF PARKING LOT AND
                                                                                                             STRUCK INSD VEHICLE AND
                                                                                                             INSD WAS REAR ENDED BY
UNITED STATES FILTER               249     108005           1       03/07/2000   Closed      AUTOCOLL        BY ANOTHER VE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE LOST
                                                                                                             CONTROL AND STRUCK
UNITED STATES FILTER               250      90846           2       03/11/2000   Closed      AUTOCOLL        OTHER VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE LOST
                                                                                                             CONTROL AND STRUCK
CHAVEZ RUBEN                       250      90846           1       03/11/2000   Closed      ALIAB-PD        OTHER VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            INSURED VEHICLE LOST
                                                                                                            CONTROL AND STRUCK
JONES DOROTHY                      250      90846           3       03/11/2000   Closed      ALIAB-BI       OTHER VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             OV SWERVED AND STRUCK
ROAD TRANSPORT                     253      58637           2       03/14/2000   Closed      ALIAB-PD        IV / 5995
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             OV SWERVED AND STRUCK
US FILTER                          253      58637           1       03/14/2000   Closed      AUTOCOLL        IV / 5995
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             WHILE IV PARKED UNKNOWN
                                                                                                             OV STRUCK TAIL GATE
US FILTER                          253      59465           1       03/15/2000   Closed      AUTOCOLL        #7445
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSD VEHICLE AND CLMT
                                                                                                             VEHICLE TRAVELING
                                                                                                             OPPOSITE DIRECTIONS AND
US FILTER                          249     108414           2       03/19/2000   Closed      AUTOCOLL        THE VEHICLES COLLIDED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSD VEHICLE AND CLMT
                                                                                                             VEHICLE TRAVELING
                                                                                                             OPPOSITE DIRECTIONS AND
ANTANUZ DORA                       249     108414           1       03/19/2000   Closed      ALIAB-PD        THE VEHICLES COLLIDED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             HAIL DAMAGED TO INSURED
UNITED STATES FILTER               250      81157           1       03/26/2000   Closed      AUTOCOMP        VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE BACKED
UNITED STATES FILTER               250      80873           2       03/28/2000   Closed      AUTOCOLL        INTO CLAIMANTS VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE BACKED
RENNER TINA                        250      80873           1       03/28/2000   Closed      ALIAB-PD        INTO CLAIMANTS VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
US FILTER                          249     108819           2       03/29/2000   Closed      AUTOCOLL        IV REARENDED CV
------------------------------------------------------------------------------------------------------------------------------------
HILL ROBERT                        249     108819           1       03/29/2000   Closed      ALIAB-PD        IV REARENDED CV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLMT ALLEGES DEBRIS
                                                                                                             BLEW OFF INSUREDS
                                                                                                             VEHICLES STRUCK CLMTS
KRAFT GORDON                       252      94738           1       04/06/2000   Closed      ALIAB-PD        VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHILCE BACKING
                                                                                                             UP WHILE CLAIMANT WAS
                                                                                                             PULLING OUT OF PARKING
helsman mmngmt svcs                250      81395           1       04/11/2000   Closed      ALIAB-PD        SPACE THEY COLLIDED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             I/V DRIVER LOST CONTROL
                                                                                                             OF I/V AND RAN IT OFF
                                                                                                             THE ROAD STRIKING
CITY OF JACKONSVILLE               249     109196           3       04/12/2000   Closed      ALIAB-PD        PIPELINE AND GUIDERAIL
------------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
    CLAIMANT NAME                INCURRED TOTAL         PAID TOTAL       RESERVES TOTAL
---------------------------------------------------------------------------------------
UNITED STATES FILTER                    0.00                446.21                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER               21,000.00             22,000.00                 0.00
---------------------------------------------------------------------------------------
CHAVEZ RUBEN                       17,572.25             17,572.25                 0.00
---------------------------------------------------------------------------------------
JONES DOROTHY                       3,900.00              3,900.00                 0.00
---------------------------------------------------------------------------------------
ROAD TRANSPORT                      4,243.20              4,243.20                 0.00
---------------------------------------------------------------------------------------
US FILTER                             520.00                520.00                 0.00
---------------------------------------------------------------------------------------
US FILTER                               0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
US FILTER                               0.00              1,320.11                 0.00
---------------------------------------------------------------------------------------
ANTANUZ DORA                            0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILER                 2,011.34              3,011.34                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILER                     0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
RENNER TINA                             0.00              3,734.08                 0.00
---------------------------------------------------------------------------------------
US FILTER                               0.00                661.70                 0.00
---------------------------------------------------------------------------------------
HILL ROBERT                           864.30                864.30                 0.00
---------------------------------------------------------------------------------------
KRAFT GORDON                            0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
helsman mmngmt svcs                     0.00              2,483.23                 0.00
---------------------------------------------------------------------------------------
CITY OF JACKONSVILLE                    0.00                  0.00                 0.00
---------------------------------------------------------------------------------------




9/3/02                             Page 23 of 38

                  Auto Liability - AIG - Distribution Group

                                                                                                     INCURRED     PAID     RESERVES
CLAIMANT NAME          BRANCH  CASE #  SYMBOL  LOSS DATE   STATUS  LOSS TYPE ACCIDENT DESC.            TOTAL      TOTAL      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
COLUMBIA PROPANE         249   109196    2     04/12/2000  Closed  ALIAB-PD  I/V DRIVER LOST CONTROL     0.00       0.00       0.00
                                                                             OF I/V AND RAN IT OFF
                                                                             THE ROAD STRIKING
                                                                             PIPELINE AND GUIDERAIL
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                249   109196    1     04/12/2000  Closed  AUTOCOLL  I/V DRIVER LOST CONTROL 19,242.23  20,242.23      0.00
                                                                             OF I/V AND RAN IT OFF
                                                                             THE ROAD STRIKING
                                                                             PIPELINE AND GUIDERAIL
-----------------------------------------------------------------------------------------------------------------------------------
HOGGETT RAYMOND          250    81492    1     04/12/2000  Closed  ALIAB-PD  CLAIMANT ALLEGES GRAVEL     0.00       0.00       0.00
                                                                             FELL FROM INSURED'S
                                                                             TRUCK & DAMAGED HIS
                                                                             WINDSHIELD
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                253    59460    2     04/25/2000  Closed  AUTOCOLL  IV RAN OVER RUBBER &        0.00       0.00       0.00
                                                                             STRUCK IV
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER
  CORP                   250    82044    1     04/26/2000  Closed  AUTOCOLL  TRAFFIC MERGING IN STOP 1,489.29    2,489.29      0.00
                                                                             AND GO TRAFFIC AND OTHER
                                                                             VEHICLE REAR ENDED
                                                                             INSURED VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
BUEFNER DOROTHY          252    95796    1     04/28/2000  Closed  ALIAB-PD  INSURED IN LEFT LANE CLMT   0.00        0.00      0.00
                                                                             IN RIGHT LANE WHEN
                                                                             INSURED AND CLMT COLLIDED
-----------------------------------------------------------------------------------------------------------------------------------
BRACKIN SHAD             253    59502    6     05/01/2000  Closed  ALIAB-BI  IV FAILED TO CONTROL IV     0.00       87.84      0.00
                                                                             AND VEARD OFF ROAD AND
                                                                             HIT CV #7445
-----------------------------------------------------------------------------------------------------------------------------------
ARIZONA DOT              253    59502    5     05/01/2000  Closed  ALIAB-PD  IV FAILED TO CONTROL IV     0.00    8,653.75      0.00
                                                                             AND VEARD OFF ROAD AND
                                                                             HIT CV #7445
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                253    59502    4     05/01/2000  Closed  AUTOCOLL  IV FAILED TO CONTROL    5,070.00    8,044.00      0.00
                                                                             IV AND VEARD OFF ROAD
                                                                             AND HIT CV #7445
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                253    59502    3     05/01/2000  Closed  AUTOCOLL  IV FAILED TO CONTROL   10,850.34   12,317.00      0.00
                                                                             IV AND VEARD OFF ROAD
                                                                             AND HIT CV #7445
-----------------------------------------------------------------------------------------------------------------------------------
COMMUNICORE CORPORATION  253    59502    2     05/01/2000  Closed  ALIAB-PD  IV FAILED TO CONTROL IV     0.00   11,906.24      0.00
                                                                             AND VEARED OFF ROAD AND
                                                                             HIT CV #7445
-----------------------------------------------------------------------------------------------------------------------------------
HEDGES NICHOLAS          253    59502    1     05/01/2000  Closed  ALIAB-BI  IV FAILED TO CONTROL IV     0.00    1,010.01      0.00
                                                                             AND VEARED OFF ROAD AND
                                                                             HIT CV #7445
-----------------------------------------------------------------------------------------------------------------------------------
HOCHHALTER DWAYNE        250    82295    1     05/03/2000  Closed  ALIAB-PD  INSURED VEHICLE REAR-     347.34      347.34      0.00
                                                                             ENDED CLAIMANTS VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
FARRIS BETH              253    59638    1     05/05/2000  Closed  ALIAB-PD  IV MAKING U-TURN WHEN     849.62      849.62      0.00
                                                                             IV WAS REAR ENDED BY
                                                                             OV #7445
-----------------------------------------------------------------------------------------------------------------------------------
GAMMAGE CHAD             253    59832    3     05/05/2000  Closed  ALIAB-PD  CONTRACTED TEMP INSD        0.00    1,130.96      0.00
                                                                             DROVE OVER MEDIAN
                                                                             DIVIDER & DIESEL FUEL
                                                                             WAS RELEASED #7445
-----------------------------------------------------------------------------------------------------------------------------------



   9/3/02                         Page 24 of 38

                   Auto Liability - AIG - Distribution Group

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           INCURRED   PAID  RESERVES
CLAIMANT NAME        BRANCH CASE # SYMBOL LOSS DATE   STATUS   LOSS TYPE       ACCIDENT DESC.                TOTAL    TOTAL   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                           CONTRACTED TEMP /INSD DROVE
                                                                           OVER MEDIAN DIVIDER & DEISEL FUEL
US WEST COMMUNICATIONS  253  59832   2   05/05/2000   Closed    ALIAB-PD   WAS RELEASED #7445                   0.00      0.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           CONTRACTED TEMP /INSD DROVE
                                                                           OVER MEDIAN DIVIDER & DEISEL FUEL
CITY OF TEMPE           253  59832   1   05/05/2000   Closed    ALIAB-PD   WAS RELEASED #7445               4,292.50  9,250.45  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           CONTRACTED TEMP /INSD DROVE
                                                                           OVER MEDIAN DIVIDER & DEISEL FUEL
US FILTER               253  59832   4   05/05/2000   Closed    AUTOCOLL   WAS RELEASED #7445                   0.00    566.50  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           CONTRACTED TEMP FOR INSD
                                                                           DROVE OVER MEDIAN DIVIDER &
CITY OF TEMPE           253  59732   1   05/05/2000   Closed    ALIAB-PD   DEISEL FUEL WAS RELEASED #7445       0.00      0.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           CLAIMANT ALLEGES INSURED
                                                                           VEHICLE BRUSHED AGAINST
PLEASANT SAM            250  83574   1   05/17/2000   Closed    ALIAB-PD                                        0.00  1,300.61  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           IV WAS TRAVELING ON ROAD AND CV
DEVETTORI JEFF          249 110338   1   05/17/2000   Closed    ALIAB-PD                                        0.00      0.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER    249 110525   1   05/17/2000   Closed    AUTOCOMP   ROCK STRUCK WINDSHIELD               0.00    377.89  0.00
------------------------------------------------------------------------------------------------------------------------------------
US FILTER               249 110672   1   05/18/2000   Closed    AUTOCOMP   SIDE WINDOW ON IV BLEW OUT           0.00    474.67  0.00
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER    252  97912   1   06/19/2000   Closed    AUTOCOLL   INSURED WAS HIT WHILE PARKED       442.86  1,442.86  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           SOMETHING FLEWS UP AND STRUCK
US FILTER               249 111427   1   06/20/2000   Closed    AUTOCOMP   FRONT WINDSHIELD                     0.00     52.50  0.00
------------------------------------------------------------------------------------------------------------------------------------
US FILTER               249 111716   2   06/29/2000   Closed    AUTOCOLL   IV RAN A RED LIGHT AND STRUCK CV  2,718.32 3,718.32  0.00
------------------------------------------------------------------------------------------------------------------------------------
ENTERPRISE              249 111716   1   06/29/2000   Closed    ALIAB-PD   IV RAN A RED LIGHT AND STRUCK CV  4,263.67 4,263.67  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           IV WAS INVOLVED IN CHAIN
MALPHURS TRACY          249 111859   1   07/06/2000   Closed    ALIAB-PD   COLLISON WRECK                        0.00     0.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
THOMPSON WALTER         253  61105   1   07/14/2000   Closed    ALIAB-PD   IV RE CV #7445                        0.00   660.10  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INSURED WAS STOPPED AT A
                                                                           TRAFFIC LIGHT AND WAS
MCGEE DIANA             249 112556   1   07/27/2000   Closed    AUTOCOLL                                         0.00     0.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
US FILTER               253  61689   1   07/29/2000   Closed    AUTOCOLL   OV TIRE FELL OFF & HIT IV #7445       0.00 1,368.04  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INSURED WENT AROUND CLMT WHEN
SAVAGE WILLIE           252 100023   1   08/04/2000   Closed    ALIAB-PD   CLMT AND INSURED COLLIDED             0.00     0.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
FITZPATRICK GUY         249 113014   1   08/08/2000   Closed    ALIAB-PD   IV WAS REAR ENDED BY CV               0.00     0.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           IV PARKED AT EE RESIDENCE AND
                                                                           GARAGE CAUGHT ON FIRE AND
US FILTER               253  61994   1   08/11/2000   Closed    AUTOCOMP   DAMAGED VEH #7445                 1,733.16 2,733.16  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INSURED VEHICLE BACKED INTO
                                                                           CLAIMANTS VEHICLE TO GIVE
FREEMAN WESLEY          250  86439   1   08/17/2000   Closed    ALIAB-PD   CLEARANCE TO ANOTHER VEHICLE      1,354.00 1,500.00  0.00
------------------------------------------------------------------------------------------------------------------------------------

9/3/02                                                           PAGE 25 OF 38

                   Auto Liability - AIG - Distribution Group

--------------------------------------------------------------------------------------------------------------------------------
CLAIMANT NAME               BRANCH   CASE #  SYMBOL  LOSS DATE   STATUS LOSS TYPE    ACCIDENT DESC.               INCURRED TOTAL
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INSUREDS VEHICLE MAKING TURN
                                                                                   SIDE BY SIDE CLAIMANT HIT
MORGAN JAQUELENE              250    107709      6   12/01/2001  Closed  ALIAB-BI  INSUREDS VEHICLE                        0.00
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INSUREDS VEHICLE MAKING TURN
                                                                                   SIDE BY SIDE CLAIMANT HIT
TURNER JAMAL                  250    107709      5   12/01/2001  Closed  ALIAB-BI  INSUREDS VEHICLE                        0.00
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INSUREDS VEHICLE MAKING TURN
                                                                                   SIDE BY SIDE CLAIMANT HIT
TONEY CHRISTOPHER             250    107709      4   12/01/2001  Closed  ALIAB-BI  INSUREDS VEHICLE                        0.00
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INSUREDS VEHICLE MAKING TURN
                                                                                   SIDE BY SIDE CLAIMANT HIT
SHAW RYAN                     250    107709      3   12/01/2001  Closed  ALIAB-BI  INSUREDS VEHICLE                        0.00
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INSUREDS VEHICLE MAKING TURN
                                                                                   SIDE BY SIDE CLAIMANT HIT
SHAW CHRISTOPHER              250    107709      2   12/01/2001  Closed  ALIAB-BI  INSUREDS VEHICLE                        0.00
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INSUREDS VEHICLE MAKING TURN
                                                                                   SIDE BY SIDE CLAIMANT HIT
DALLAS AREA RAPID TRANSIT     250    107709      1   12/01/2001  Closed  ALIAB-PD  INSUREDS VEHICLE                    3,048.58
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INSURED VEHICLE REARENDED
US FILTER CORP                250    104365      2   12/07/2001  Closed  AUTOCOLL  OTHER VEHICLE AT LIGHT                  0.00
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INSURED VEHICLE REARENDED
UNITED STATES FILTER          250    104365      1   12/07/2001  Closed  ALIAB-PD  OTHER VEHICLE AT LIGHT                147.50
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER          252    120785      1   12/07/2001  Closed  AUTOCOMP  INSURED STRUCK DEER                   249.45
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INSUREDS VEHICLE BACKED INTO
LEPPER LOUISE                 250    104522      1   12/11/2001  Closed  ALIAB-PD  CLAIMANTS PARKED VEHICLE              113.00
--------------------------------------------------------------------------------------------------------------------------------
STEWART MYRNA                 249    130647      1   12/18/2001  Closed  ALIAB-PD  IV BACKED AND STRUCK CV                73.00
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLAIMANT ALLEGES ROCK FROM
                                                                                   INSURED VEHICLE STRUCK THEIR
CRESSMAN WILLIAM              250    105128      1   12/18/2001  Closed  ALIAB-PD  WINDSHIELD                              0.00
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INSD STARTED TO TURN LEFT AND
                                                                                   OV STRUCK DRIVER SIDE OF BED AND
FARRIS STUART                 249    130902      2   12/28/2001  Closed  ALIAB-PD  REAR BUMPER                             0.00
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INSD STARTED TO TURN LEFT AND
                                                                                   OV STRUCK DRIVER SIDE OF BED AND
US FILTER                     249    130902      1   12/28/2001  Closed  AUTOCOLL  REAR BUMPER                           640.00
--------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER          250    105078      1   12/28/2001  Closed  AUTOCOLL  CLAIMANT VEHICLE RAN RED LIGHT          0.00
--------------------------------------------------------------------------------------------------------------------------------
BURRESS MARIA                 253     72024      1   01/08/2002  Closed  ALIAB-PD  IV RE OV #7445                          0.00
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INSURED VEHICLE GOING WRONG
                                                                                   WAY DOWN ONEWAY STREET OTHER
                                                                                   VEHICLE RAN STOP LIGHT AND HIT
UNITED STATES FILTER          250    106506      2   02/13/2002  Closed  AUTOCOLL  INSURED                                88.00
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   INSURED VEHICLE GOING WRONG
                                                                                   WAY DOWN ONEWAY STREET OTHER
                                                                                   VEHICLE RAN STOP LIGHT AND HIT
SHAMWELL RON                  250    106506      1   02/13/2002  Closed  ALIAB-PD  INSURED                                 0.00
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
CLAIMANT NAME               PAID TOTAL    RESERVES TOTAL
--------------------------------------------------------
--------------------------------------------------------

MORGAN JAQUELENE             25,000.00           0.00
--------------------------------------------------------


TURNER JAMAL                      0.00           0.00
--------------------------------------------------------


TONEY CHRISTOPHER                 0.00           0.00
--------------------------------------------------------


SHAW RYAN                         0.00           0.00
--------------------------------------------------------


SHAW CHRISTOPHER                  0.00           0.00
--------------------------------------------------------


DALLAS AREA RAPID TRANSIT     3,048.58           0.00
--------------------------------------------------------

US FILTER CORP                5,226.24           0.00
--------------------------------------------------------

UNITED STATES FILTER            147.50           0.00
--------------------------------------------------------
UNITED STATES FILTER          1,788.40           0.00
--------------------------------------------------------

LEPPER LOUISE                 2,310.46           0.00
--------------------------------------------------------
STEWART MYRNA                 5,562.88           0.00
--------------------------------------------------------


CRESSMAN WILLIAM                  0.00           0.00
--------------------------------------------------------


FARRIS STUART                 4,347.96           0.00
--------------------------------------------------------


US FILTER                     2,858.07           0.00
--------------------------------------------------------
UNITED STATES FILTER              0.00           0.00
--------------------------------------------------------
BURRESS MARIA                 4,603.22           0.00
--------------------------------------------------------



UNITED STATES FILTER          2,061.43           0.00
--------------------------------------------------------



SHAMWELL RON                      0.00           0.00
--------------------------------------------------------


9/3/02                         Page 33 of 38

                   Auto Liability - AIG - Distribution Group
-----------------------------------------------------------------------------------------------------------------------------------
CLAIMANT                    CASE            LOSS                 LOSS                             INCURRED    PAID       RESERVES
NAME                BRANCH    #   SYMBOL    DATE        STATUS   TYPE        ACCIDENT DESC.       TOTAL       TOTAL      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER           249     132185     1   02/14/2002  Closed   AUTOCOLL    INSD ON RT 10 WHEN          0.00     403.71        0.00
                                                                            ROCK KICKED UP AND
                                                                            STRUCK WINDSHIELD
                                                                            CAUSING IT TO CRACK
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER           253      72682     1   02/25/2002  Closed   AUTOCOMP    PARKED IV WAS STOLEN        0.00     279.92        0.00
                                                                            #7445
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       250     107001     1   02/28/2002  Closed   AUTOCOMP    INSURED VEHICLE HIT         0.00   3,006.49        0.00
FILTER CORP                                                                 DEER
-----------------------------------------------------------------------------------------------------------------------------------
SHULER ROBERT       249      49410     1   01/13/1997  Notice   ALIAB-PD    INSD STATED AT              0.00       0.00        0.00
                                                       Only                 INTERSECTION CLMT
                                                                            TURNED LEFT BUT DIDN'T
                                                                            YIELD FOR THE I/V &
                                                                            THEY COLLIDED.
-----------------------------------------------------------------------------------------------------------------------------------
PRICE THOMES        249      55384     1   05/12/1997  Notice   ALIAB-PD    INSD STATED STOPPED AT      0.00       0.00        0.00
                                                       Only                 LIGHT AND TRACTOR
                                                                            TRAILER REARENDED IV
                                                                            AND PUSHED IV INTO THE
                                                                            CLMTS VEH
-----------------------------------------------------------------------------------------------------------------------------------
INSURED             413       1007     1   05/19/1997  Notice   AUTOCOLL    A VEHICLE TURNED INTO       0.00       0.00        0.00
                                                       Only                 INSURED'S VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
UNKNOWN             250      48390     1   09/26/1997  Notice   ALIAB-PL    INSURED VEHICLE MERGED      0.00       0.00        0.00
                                                       Only                 INTO TRAFFIC AND COLLIDED
                                                                            WITH CLAIMANTS VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       251      55186     1   11/17/1997  Notice   AUTOCOLL    IV PREPARING TO TURN        0.00       0.00        0.00
FILTER CORP                                            Only                 INTO DRIVEWAY/OVREARENDED
                                                                            IV
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       249      65612     1   12/01/1997  Notice   AUTOCOLL    INSD STATED OTHER VEH HIT   0.00       0.00        0.00
FILTER CORP                                            Only                 THE  INSDS PARKED VEH
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER           253      42180     1   12/01/1997  Notice   AUTOCOMP    BROKEN WINDSHIELD           0.00       0.00        0.00
                                                       Only
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       250      51910     2   12/05/1997  Notice   AUTOCOLL    DETAILS UNKNOWN OCCURRED    0.00       0.00        0.00
FILTER CORP                                            Only                 AT STOP LIGHT
-----------------------------------------------------------------------------------------------------------------------------------
JONES MARGARET      250      51910     1   12/05/1997  Notice   ALIAB-PD    DETAILS UNKNOWN OCCURRED    0.00       0.00        0.00
                                                       Only                 AT STOP LIGHT
-----------------------------------------------------------------------------------------------------------------------------------
GITTINGS KATIE DAWN 254      40189     1   12/09/1997  Notice   AIIAB-PD    CLAIMANT'S VEHICLE STRUCK   0.00       0.00        0.00
                                                       Only                 INSURED'S VEHICLE DURING
                                                                            LANE CHANGE
-----------------------------------------------------------------------------------------------------------------------------------
TOENAS EDNA         251      55035     1   12/20/1997  Notice   ALIAB-PD    IV WAS THE 2ND CAR WAITING  0.00       0.00        0.00
                                                       Only                 ON THE RAMP TO GET ONTO
                                                                            WILSON RD WHEN 3RD CAR HIT
                                                                            IV IN REAR PUSHING I
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       254      42353     1   02/01/1998  Notice   AUTOCOMP    INSURED'S WINDSHIELD WAS    0.00       0.00        0.00
FILTER CORP                                            Only                 CHIPPED
-----------------------------------------------------------------------------------------------------------------------------------
LEITSCHUN BRADLEY   412      10016     1   02/10/1998  Notice   ALIAB-PD    OV PULLED IN FRT OF IV      0.00       0.00        0.00
                                                       Only                 UNABLE TO STOP & IV HIT OV
                                                                            IN REAR
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       412      10016     2   02/10/1998  Notice   AUTOCOLL    OV PULLED IN FRT OF IV      0.00       0.00        0.00
FILTER                                                 Only                 UNABLE TO STOP & IV HIT OV
                                                                            IN REAR
-----------------------------------------------------------------------------------------------------------------------------------
ANDERSON JAMES      250      55213     1   04/21/1998  Notice   ALIAB-PD    INSURED VEHICLE AND         0.00       0.00        0.00
                                                       Only                 CLAIMANT VEHICLE COLLIDED
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES       429       2703     1   05/21/1998  Notice   AUTOCOLL    CV PULLED OUT FROM CURB     0.00       0.00        0.00
FILTER                                                 Only                 AND HIT
-----------------------------------------------------------------------------------------------------------------------------------


9/3/02                        Page 34 of 38

                   Auto Liability - AIG - Distribution Group

------------------------------------------------------------------------------------------------------------------------------------
    CLAIMANT NAME                BRANCH     CASE #     SYMBOL     LOSS DATE     STATUS         LOSS TYPE        ACCIDENT DESC.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE WAS
                                                                                                             REAR ENDED BY OTHER
UNITED STATES FILTER               250       58282          1       06/25/1998   Notice Only   AUTOCOLL      VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             OTHER VEHICLE PULLED
                                                                                                             OUT IN FRONT OF INSURED
JOHNSON SUSAN                      250       60524          1       08/10/1998   Notice Only   ALIAB-PD      VEHICLE COLLISION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CV ATTEMPTED TO PASS
KIRT ZANIE                         249       81856          1       09/03/1998   Notice Only   ALIAB-PD      OV AND HIT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE BACKED
UNITED STATES FILTER               250       65009          2       11/30/1998   Notice Only   AUTOCOLL      INTO CLAIMANTS VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             IV IN MEDIAN CV OVER
YELLOW CAB                         249       92822          1       03/26/1999   Notice Only   ALIAB-PD      SHOT TURN
------------------------------------------------------------------------------------------------------------------------------------
LOPEZ LORETTA                      253       51514          1       05/11/1999   Notice Only   ALIAB-PD      OV REAR ENDED IV #7445
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             OV PULLED OUT IN FRONT
US FILTER                          249       95588          1       05/22/1999   Notice Only   AUTOCOLL      OF IV AND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLMT VEHICLE REAR ENDED
                                                                                                             INSD VEHICLE PUSHING
                                                                                                             THEM INTO ANOTHER
BUSH JUDY                          249      96168           1       05/28/1999   Notice Only    ALIAB-PD     VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE BACKED
UNITED STATES FILTER               250      69973           2       06/24/1999   Notice Only      AUTOCOLL   INTO CLAIMANTS VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLAIMANTS FAILED TO
UNITED STATES FILTER               250      70495           1       07/06/1999   Notice Only      ALIAB-PD   YEILD AND HIT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED CHANGED LANES
APPELSIES ROBERT                   250      71835           1       07/27/1999   Notice Only      ALIAB-PD   AND HIT CLAIMANT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLAIMANT RAN STOP SIGN
SEICHEPINE TIMOTHY                 250      71251           1       07/27/1999   Notice Only      AUTO-BI    AND HIT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             CLAIMANT RAN STOP SIGN
UNKNOWN                            250      71251           2       07/27/1999   Notice Only      ALIAB-PD   AND HIT
------------------------------------------------------------------------------------------------------------------------------------
GILIARD SHIELA                     249      99703           1       08/16/1999   Notice Only      ALIAB-PD   IV WAS REAR ENDED BY CV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             IV WAS ON A BUSY
                                                                                                             FREEWAY AND WAS
LONG THOMAS                        429       4269           1       09/22/1999   Notice Only      ALIAB-PD   REAR ENDED BY OV
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSUREDS VEHICLE HIT
DELEON AUGUSTINE                   250      73151           1       10/07/1999   Notice Only      ALIAB-PD   CLAIMANTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             OTHER VEHICLE REAR
UNITED STATES FILTER               250      73449           3       10/12/1999   Notice Only      AUTOCOLL   ENDED INSUREDS VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             OTHER VEHICLE REAR
REZACH LINDSEY                     250      73449           2       10/12/1999   Notice Only      ALIAB-PD   ENDED INSUREDS VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             OTHER VEHICLE REAR
REZACH LINDSEY                     250      73449           1       10/12/1999   Notice Only      ALIAB-BI   ENDED INSUREDS VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSURED VEHICLE HIT BY
HASKIN TRUCKING                    250      74732           1       11/10/1999   Notice Only      ALIAB-PD   CLAIMANT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INSD STATED IV STOPPED
UNKNOWN                            249     103826           1       11/12/1999   Notice Only      ALIAB-PD   AT SIGN
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             IV BUNDLE CAME OFF AND
                                                                                                             HIT A BUILDING WHEN
UNKN BUILDING                      249     105087           1       12/14/1999   Notice Only      ALIAB-PD   LOAD SHIFTED
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
    CLAIMANT NAME                INCURRED TOTAL         PAID TOTAL       RESERVES TOTAL
---------------------------------------------------------------------------------------
UNITED STATES FILTER                    0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
JOHNSON SUSAN                           0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
KIRT ZANIE                              0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER                    0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
YELLOW CAB                              0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
LOPEZ LORETTA                           0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
US FILTER                               0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
BUSH JUDY                               0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER                    0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER                    0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
APPELSIES ROBERT                        0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
SEICHEPINE TIMOTHY                      0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNKNOWN                                 0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
GILIARD SHIELA                          0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
LONG THOMAS                             0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
DELEON AUGUSTINE                        0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNITED STATES FILTER                    0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
REZACH LINDSEY                          0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
REZACH LINDSEY                          0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
HASKIN TRUCKING                         0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNKNOWN                                 0.00                  0.00                 0.00
---------------------------------------------------------------------------------------
UNKN BUILDING                           0.00                  0.00                 0.00
---------------------------------------------------------------------------------------

9/3/02                           Page 35 of 38

                                        AUTO LIABILITY - AIG - DISTRIBUTION GROUP
------------------------------------------------------------------------------------------------------------------------------------
        CLAIMANT NAME               BRANCH     CASE #     SYMBOL      LOSS DATE       STATUS        LOSS TYPE
ROWDEN MARGARET                      249       107052       1        02/08/2000     Notice Only     ALIAB-PD
------------------------------------------------------------------------------------------------------------------------------------
BAUERS AUTO WRECKING                 253        58319       1        03/03/2000     Notice Only     ALIAB-PD
------------------------------------------------------------------------------------------------------------------------------------
US FILTER                            249       108280       1        03/14/2000     Notice Only     AUTOCOLL
------------------------------------------------------------------------------------------------------------------------------------
BRAUN ANTHONY                        253        59460       1        04/25/2000     Notice Only     ALIAB-PD
------------------------------------------------------------------------------------------------------------------------------------
US FILTER                            253        61845       1        08/04/2000     Notice Only     AUTOCOMP
------------------------------------------------------------------------------------------------------------------------------------
ENRIQUEZ JUAN                        250        88189       1        08/24/2000     Notice Only     ALIAB-PD
------------------------------------------------------------------------------------------------------------------------------------
US FILTER                            253        66414       3        03/08/2001     Notice Only     AUTOCOLL
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER                 250        97412       2        05/30/2001     Notice Only     AUTOCOLL
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER                 252       113310       1        06/15/2001     Notice Only     ALIAB-PD
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER CORPORATI       250        98143       1        06/19/2001     Notice Only     AUTOCOLL
------------------------------------------------------------------------------------------------------------------------------------
RETTIG DON                           250        98228       1        06/20/2001     Notice Only     ALIAB-PD
------------------------------------------------------------------------------------------------------------------------------------
AIR LEASING COMPANY                  413         3980       2        07/06/2001     Notice Only     AUTOCOLL
------------------------------------------------------------------------------------------------------------------------------------
BLUE MALCOM                          413         3980       1        07/06/2001     Notice Only     ALIAB-PB
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER                 250        99281       2        07/17/2001     Notice Only     AUTOCOLL
------------------------------------------------------------------------------------------------------------------------------------
HICKS MARK                           250        99281       1        07/17/2001     Notice Only     ALIAB-PD
------------------------------------------------------------------------------------------------------------------------------------
UNKNOWN                              250       100796       1        08/31/2001     Notice Only     ALIAB-PD
------------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER                 250       102239       2        10/09/2001     Notice Only     AUTOCOLL
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
              ACCIDENT DESC.                                                    INCURRED TOTAL       PAID TOTAL      RESERVES TOTAL
INSD VEHICLE WAS REAR ENDED BY CLMT VEHICLE
THAT WAS PUSHED INTO INSD VEHICLE                                               0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
OV1 RAN RED LIGHT AND STRUCK OV2                                                0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
OV CROSSED LANES AND HIT IV                                                     0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
IV RAN OVER RUBBER & STRUCK IV                                                  0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
IV PARKED AT EE RESIDENCE WHEN THERE WAS A FIRE
IN GARAGE AND DAMAGED VEHICLE #7445                                             0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
OTHER VEHICLE REARENDED INSURED                                                 0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
IV RE CV #7445                                                                  0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
CLAIMANTS VEHICLE DAMAGED BY PVC PIPE
WHICH FELL OUT INSUREDS VEHICLE                                                 0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
OTHER VEHICLE REAR ENDED INSURED                                                0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
CLAIMANT VEHICLE BACKED INTO PARKED INSURED VEHICLE                             0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
INSURED VEHICLE PARKED OTHER VEHICLE TRIED TO
SQUEEZE BY AND HIT MIRROR                                                       0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
INSURED VEHICLE MAKING A STOP. OTHER VEHICLE MAKING A LEFT
TURN AND ITS TRAILER STRUCK INSURED CAR                                         0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
INSURED VEHICLE MAKING A STOP. OTHER VEHICLE MAKING A LEFT
TURN AND ITS TRAILER STRUCK INSURED CAR                                         0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
INSURED MAKING LEFT TURN OTHER VEHICLE PULLED
ALONG SIDE AND WAS HIT                                                          0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
INSURED MAKING LEFT TURN OTHER VEHICLE PULLED
ALONG SIDE AND WAS HIT                                                          0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
INSURED VEHICLE STRUCK BY CLAIMANT VEHICLE WHEN
PARKED ON STREET                                                                0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------
INSURED AND CLAIMANT TURNING SIDE BY SIDE CLAIMANT CLIPPED
REAR OF INSUREDS VEHICLE                                                        0.00                 0.00            0.00
------------------------------------------------------------------------------------------------------------------------------------

9/3/02                                                     Page 36 of 38

                    Auto Liability - AIG Distribution Group

                                                                                                     INCURRED     PAID     RESERVES
CLAIMANT NAME         BRANCH  CASE #  SYMBOL  LOSS DATE   STATUS  LOSS TYPE ACCIDENT DESC.            TOTAL      TOTAL      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
TERRY JAMES              250  102239       1  10/09/2001  Notice  ALIAB-PD  INSURED AND CLAIMANT         0.00       0.00       0.00
                                                          Only              TURNING SIDE BY SIDE
                                                                            CLAIMANT CLIPPED REAR
                                                                            OF INSUREDS VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
UNKNOWN                  253   71161       1  11/05/2001  Notice  ALIAB-PD  OV PULLED IN FRONT OF        0.00       0.00       0.00
                                                          Only              IV AND STRUCK IV #7445
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER     252  120794       1  12/07/2001  Notice  AUTOCOLL  OTHER VEHICLE BACKED         0.00       0.00       0.00
                                                          Only              INTO PARKED INSUREDS
                                                                            VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER X REF
  249-130902             249  130864       1  12/28/2001  Notice  AUTOCOLL  IV WAS REAR ENDED BY OV      0.00       0.00       0.00
                                                          Only
-----------------------------------------------------------------------------------------------------------------------------------
UNKNOWN                  250  106886       1  02/25/2002  Notice  ALIAB-PD  OTHER VEHICLE RAN INTO       0.00       0.00       0.00
                                                          Only              REAR OF
-----------------------------------------------------------------------------------------------------------------------------------
VARIOUS                  253   53194       2  07/23/1999  Open    ALIAB-BI  IV NORTH HWY 99, VAN   605,527.00 536,250.00  69,277.00
                                                                            PULLED OFF ROAD BACK
                                                                            ONTO ROAD IN FRONT OF
                                                                            IV, IV RE OV THEN
                                                                            SWERVED HITTING BUS
-----------------------------------------------------------------------------------------------------------------------------------
AREVALO MANUEL           253   53194       1  07/23/1999  Open    ALIAB-BI  IV NORTH HWY 99, VAN   815,353.45 475,356.50 365,269.95
                                                                            PULLED OFF ROAD BACK
                                                                            ONTO ROAD IN FRONT OF
                                                                            IV, IV RE OV THEN
                                                                            SWERVED HITTING BUS
-----------------------------------------------------------------------------------------------------------------------------------
ROGERS SHARON            250   73601       3  10/15/1999  Open    ALIAB-BI  INSURED VEHICLE REAR-   20,000.00       0.00  20,000.00
                                                                            ENDED CLAIMANTS
                                                                            VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
MERHRLING ELIZABETH      249  107143       1  02/10/2000  Open    ALIAB-PD  IV TRAVELING N/B WHEN        0.00       0.00       0.00
                                                                            A ROCK WAS KICKED UP
                                                                            AND STRUCK CLMNT
                                                                            VEHICLE/CLMNT WAS
                                                                            BEHIND IV/DAMAGE WIN
-----------------------------------------------------------------------------------------------------------------------------------
PEDERSON JENNIFER        253   66867       8  03/26/2001  Open    ALIAB-BI  IV RE CV #7445           8,500.00       0.00   8,500.00
-----------------------------------------------------------------------------------------------------------------------------------
PEDERSON STEVEN          253   66867       7  03/26/2001  Open    ALIAB-BI  IV RE CV #7445           7,500.00       0.00   7,500.00
-----------------------------------------------------------------------------------------------------------------------------------
PEDERSON SHELLY          253   66867       6  03/26/2001  Open    ALIAB-BI  IV RE CV #7445          13,000.00       0.00  13,000.00
-----------------------------------------------------------------------------------------------------------------------------------
MONTOYA MANUAL           253   69098       2  07/10/2001  Open    ALIAB-BI  IV S/B ON I-25 AND      50,000.00       0.00  50,000.00
                                                                            CHANGING LANES AND
                                                                            BUMPED OV THAT WAS IN
                                                                            RIGHT LANE #7445
-----------------------------------------------------------------------------------------------------------------------------------
MCLEAN JULIA             253   69381       3  07/23/2001  Open    ALIAB-BI  IV TURNED LEFT, OV       7,500.00       0.00   7,500.00
                                                                            TRAVELING ON
-----------------------------------------------------------------------------------------------------------------------------------
LEANO FERNANDO           249  125785       7  07/25/2001  Open    ALIAB-BI  IV FAILED TO YIELD TO    4,000.00       0.00   4,000.00
                                                                            CV AND STRUCK CV AND
                                                                            THEN CV AND IV STRUCK
                                                                            OV THAT WAS STOPPED AT
                                                                            CORNER
-----------------------------------------------------------------------------------------------------------------------------------
RODRIGUEZ JOSE           249  125785       6  07/25/2001  Open    ALIAB-BI  IV FAILED TO YIELD TO    4,000.00       0.00   4,000.00
                                                                            CV AND STRUCK CV AND
                                                                            THEN CV AND IV STRUCK
                                                                            OV THAT WAS STOPPED AT
                                                                            CORNER
-----------------------------------------------------------------------------------------------------------------------------------
RAD MORTEYA              249  125785       5  07/25/2001  Open    ALIAB-BI  IV FAILED TO YIELD TO   50,000.00       0.00  50,000.00
                                                                            CV AND STRUCK CV AND
                                                                            THEN CV AND IV STRUCK
                                                                            OV THAT WAS STOPPED AT
                                                                            CORNER
-----------------------------------------------------------------------------------------------------------------------------------

     9/3/02                    PAGE 37 OF 38

                  AUTO LIABILITY -- AIG -- DISTRIBUTION GROUP

                                           LOSS               LOSS     ACCIDENT               INCURRED      PAID          RESERVES
CLAIMANT NAME         BRANCH CASE # SYMBOL DATE       STATUS  TYPE     DESC.                  TOTAL         TOTAL         TOTAL
MOHYALDINRAD TAHAREH  249    125785  4     07/25/2001 Open    ALIAB-BI IV FAILED TO YIELD TO    113,914.28      8,992.48  104,921.80
                                                                       CV AND STRUCK CV AND
                                                                       THEN CV AND IV STRUCK
                                                                       OV THAT WAS STOPPED AT
                                                                       CORNER
LELAND FERNANDO       249    125785  2     07/25/2001 Open    ALIAB-PD IV FAILED TO YIELD TO      2,481.00         81.00    2,400.00
                                                                       CV AND STRUCK CV AND
                                                                       THEN CV AND IV STRUCK
                                                                       OV THAT WAS STOPPED AT
                                                                       CORNER
MOHYALDINARD TAHAREH  249    125785  1     07/25/2001 Open    ALIAB-PD IV FAILED TO YIELD TO      4,840.00      2,440.00    4,500.00
                                                                       CV AND STRUCK CV AND
                                                                       THEN CV AND IV STRUCK
                                                                       OV THAT WAS STOPPED AT
                                                                       CORNER
MARTIN PATRICIA D     249    127887  1     09/19/2001 Re-open ALIAB-BI IV WAS LEAVING PARKING     8,484.00        984.00    7,500.00
                                                                       LOT AND
                                                                                              ------------  ------------  ----------
                                                                                              2,972,749.38  2,943,788.49  718,368.75


9/3/02                           Page 38 of 38

                                  APPENDIX D-3

                     INSURANCE CLAIMS: TRAVELERS AUTOMOBILE
                     --------------------------------------

                Auto Liability - Travelers - Distribution Group

                   Claim   Accident    Claim                                         Incurred         Paid           Outstanding
Claimant Name      Number    Date     Status    Accident Description                   Total         Total              Total
-------------      ------  --------   ------    --------------------------           ---------     ----------        -----------

LANEY MICHAEL      ARV1310  03/05/02    C        IV BACKED INTO ANOTHER                 696.00         696.27           -0.27
                                                 CAR PUSHING INTO
                                                 3RD VEHICLE

THOMPSON ROBERT    ATD5422  03/09/02    C        ON COMING VEH SPUN OUT                   0.00           0.00            0.00
                                                 ON SLICK RD AND
                                                 INTO IV LANE AND STRUCK
                                                 IV.

TORRES RALPH       ATW5149  03/20/02    C        SEMI TURNED INTO IV LANE                15.00          14.75            0.25
                                                 IV RAN INTO SEMI

BOLDEN JAMES       ATJ6838  03/27/02    C        CLAIMANT VEHICLE TRAVELING               0.00           0.00            0.00
                                                 OFF 465 RAMP - ONTO HWY 67;
                                                 IV TRAVELING A&

HOBBS ROBERT K     ATM5409  04/04/02    C        IV REARENDED OV                      1,094.00       1,094.11           -0.11

KEMP JAMES E       ATH7312  04/05/02    C        IV PULLED OUT FROM STOP SIGN             0.00           0.00            0.00
                                                 AND HIT CV. CV DID NOT HAVE
                                                 ANY TRAFFIC &

FURY STEVE         ATW8784  05/15/02    C        UNATTENDED IV ROLLED INTO            1,351.00       1,351.41           -0.41
                                                 PARKED AND UNATTENDED CV

BROUILLETTE JEFF   AQW1404  05/16/02    C        CV TURNED IN FRONT OF IV.            1,137.00       1,136.68            0.32
                                                 CLAIMANT CARRIER WANTS TO
                                                 APPLY COMPARATIVE &

KOLBO RON          ATW9271  05/24/02    C        IV ROLLED BACK INTO OV IN
                                                 PARKING LOT                          1,025.00       1,024.68            0.32

MACAULAY EARL      AQW1628  05/31/02    C        IV HAD BOX OF PCV FITTINGS AND
                                                 FELL OFF OF IV HITTING CV'S
                                                 BUMPER                                   0.00           0.00            0.00

GROSS TIMOTHY      AQW2579  06/07/02    C        IV MAKING A WIDE TURN AND CV IN
                                                 RT LANE HIT SIDE OF TRAILER
                                                 DISPUTE &                                0.00           0.00            0.00

UNKN UNKN U        ARB9137  06/19/02    C        CD REPORTS IV KICKED UP ROCK
                                                 INTO W/S                                 0.00           0.00            0.00

MOSS GARY T        AQW2872  06/20/02    C        CLAIMANT ALLEGES O/V WAS AT
                                                 TRAFFIC LIGHT AT A COMPLETE
                                                 STOP & I/V &                          2,126.00      2,125.59            0.41

STEPHENS ANTHONY   AQW4210  07/08/02    C        CV1 HIT CV2. IV THEN HIT CV1.
                                                 CV3 THEN HIT IV.                          0.00          0.00            0.00

FRENCH CHARLES     APY1383  07/11/02    C        FLAT BOARD CAME OFF IV AND HIT
                                                 TWO CVS                               2,492.00      2,492.43           -0.43

SAUNDERS ANTHONY   AQW4688  07/14/02    C        IV HYDROPLANED AND ROLLED IV
                                                 UNKN LOCATION OF ACCIDENT OR
                                                 TIME, REPO &                              0.00          0.00            0.00

WINDSOR DANIEL     ARA4138  08/14/02    C        IV BACKED INTO CV                     2,223.00      2,223.20           -0.20

CAHILL ERIN        C5P0516  03/30/02    O        IV REAR ENDED OV AT RT YIELD
                                                 LANE                                  2,038.00        579.97        1,458.03

BRUSH MELISSA      AQU0695  05/11/02    O        IV REARENDED STOPPED CV               3,500.00          0.00        3,500.00

MOORE RICHARD      AXV7593  05/14/02    O        IV CHANGED LANES AND HIT CV
                                                 WHICH PUSHED CV INTO A SEMI          17,736.00      2,735.99       15,000.01

MATHEWS DANNY      ARA0760  06/19/02    O        IV REARENDED CV IN CONSTRUCTION
                                                 ZONE                                  5,665.00      3,665.00        2,000.00

                                                 TOTAL TRAVELERS AUTO - DISTRIBUTION  41,098.00     19,140.08       21,957.92


9/3/02                                  Page 1 of 1

             Workers Compensation - Travelers - Distribution Group

               Claim                    Claim
Claimant       Number    Acc Date       Status    Cause Description
-----------------------------------------------------------------------------------------------------------------------------
MARSTERS  DE   AUW5368   01/10/2002     C         EE STEPPED OFF A THREE INCH PLATFORM IN THE WAREHOUSE AND FELT SOMETH%
REES      JA   AVM8015   01/24/2002     C         EE WAS ON BUNDLE OF PIPE AND FOOT SLIPPED FELL TO THE BED OF THE TRUC&
PETRIS    JA   BMY9026   01/24/2002     C         EE WAS CLIMBING OFF FORKLIFT AND L HAND GOT CAUGHT ON AN EXTENDED PIE&
SHIELDS   MI   ATM2659   02/08/2002     C         EE WAS PULLING GATE SHUT AND CAUGHT HIS LEFT KNEE IN BETWEEN THE GATE&
COOPER    HA   AUJ2365   02/20/2002     C         EE WAS UNSTRAPPING A LOAD WHEN A MANHOLE FRAME FELL ON HIS RIGHT ELBO&
BAILEY    JU   ATH4103   02/22/2002     C         IW WAS UNLOADING PIPE FROM A TRUCK WHEN THE PIPE SLIPPED AND HIT HIM &
JENS      RO   BUC1235   03/06/2001     C         IE PICKED UP A 500LB MECHANICAL JOINT AND STRAINED LUMBAR MUSCLES
HAMMOND   WA   ATJ5869   03/18/2002     C         EE WAS STEPPING OVER A GATE VALVE AND STRUCK HIS RIGHT KNEE ON THE GA&
TAYLOR    JO   BUG5173   03/26/2001     C         EE WAS CLOSING A GATE, AND THE ROLLER ON THE GATE SMASHED HIS LEFT IN&
MARTINEZ  JA   BUG5200   03/26/2001     C         IE WAS PICKING UP A 5 GAL PAIL FULL OF LUBRICANT AND STRAINED HIS LOW&
BUCK      BI   AXH2297   03/27/2001     C         A CONTRACTOR (CUSTOMER) WAS UNLOADING PVC PIPES AND THE PIPE STRUCK TH&
JONES     DO   ARV3856   04/04/2002     C         IE RECEIVED A LACERATION TO HIS RING FINGER ON RIGHT HAND WHILE PICKI&
JONES     MI   BXA8956   04/06/2001     C         EE SLIPPED AND FELL INJURING THE RIGHT SHOULDER AND FOREARM
RODRIGUEZ DA   C5S6801   04/13/2001     C         WELL TORCHING BOLTS TO REMOVE WATER METAL A PIECE OF SLAG FROM BOLT P&
HOOPER    EA   AXW2497   04/16/2001     C         THE EMPLOYEE WAS MOVING A PIECE OF PIPE, PIPE FELL ON THE GREAT TOE L&
ROGERS,SR.RU   AWL0255   04/17/2001     C         THE EMPLOYEE ALLEGES A NON WORK RELATED INJURY BECAME INFECTED BECAUS&
FLOYD     MI   BXT9380   04/23/2001     C         LOWER BACK STRAIN BY LIFTING.
BRADLEY   ER   BXT8805   04/24/2001     C         AS THE EE WAS STEPPING OUT OF THE TRUCK HE GOT A CATCH IN HIS BACK TH&
YOUNG     RO   AUG3836   04/29/2002     C         A PIECE OF PVC PIPE ROLLED OFF THE TOP OF A TRAILER LOAD AND HIT THE &
SCOTT     DE   BXR6532   06/05/2001     C         EE/MAKING A DELIV TO JOBSITE PULLED OVER TO THE ROAD/THERE WAS A HOLE&
BIRCH     JO   BMY6909   06/11/2001     C         EE STRAINED RT LEG MUSCLE WHILE LIFTING 45LBS FITTING
VEALEY    JA   AVF2947   06/26/2001     C         EE WAS TIGHTENING STRAPS ON A TRUCK LOAD OF PVC PIPES WHEN TIGHTENING&
WILLIAMS  CA   DUN5404   07/17/2001     C         IE WAS UNLOADING FIRE HYDRANT, FIRE HYDRANT ROLLED AND BROKE RT THUM&
OLIVAREZ  ER   AWU5044   07/23/2001     C         EE WAS MOVING A 4X4 ONTO A TRACTOR TRUCK AND LACERATED LEFT RING FING&
SEAY      GA   AVF4259   08/06/2001     C         EE UNLOADING A BOX OF PARTS WEIGHING APPROXIMATE 35 PDS STRAIN LEFT &
MARTINEZ  MA   AWU3988   08/08/2001     C         EE WAS LIFTING A MANHOLE COVER AND STRAINED LOWER BACK.
HALL      LO   AVY8408   08/14/2001     C         EE WAS LOADING A PVC PIPE ON A TRUCK AND PIPE WAS DROPPED ON HIS HEAD.
GALINDO   ED   AWU6319   08/16/2001     C         EE STATES THAT HE WAS MOVING A MAN HOLE RING OFF A TRUCK AND FELT A &
MATHISEN  LA   AVZ3740   09/04/2001     C         IE WAS MOVING A FIRE HYDROGEN AND IN THE PROCESS HE STRAINED HIS MIDD&
HAVELKA   ST   B2G7158   09/04/2001     C         EE THREW A SEWER FITTING INTO A BOX AND THE FITTING BOUNCED OUT OF TH&
GONZALES  HA   AUC0292   09/14/2001     C         EE WAS PULLING ON A STRAP THAT IS USED TO SECURE PIPES ON A TRUCK TH&
GARCIA    FR   AWU7332   09/19/2001     C         CALLER STATES:EE STEPPED OFF FORKLIFT AND STRAIN HIS RIGHT KNEE.
PELFREY   KE   AVB2912   09/28/2001     C         EE WAS LIFTING A GATE VALVE ON A WOODEN PALLET, HIS HAND GOT CAUGHT U&
ROGERS    JO   AVB4545   10/05/2001     C         EE HAS CARPAL TUNNEL SYNDROME DUE TO WORKING DUTIES. (WRIST)
MURIEL    JO   AUC0524   10/22/2001     C         EE ALLEGES PULLING A VALVE BOX OUT OF CRATE WHEN INJURED LOWER BACK
GRIMES    PH   DWJ3481   11/01/2001     C         EE WAS WALKING THROUGH YARD AND HE TRIPPED OVER PIPE STICKING OUT AND&
BETANZOS  ED   AVZ8144   11/12/2001     C         FOREIGN OBJECT BLEW INTO LEFT EYE, WHILE PULLING MATERIAL FOR SHIPPIN&
HAYFORD   WI   AWD7188   11/27/2001     C         WHILE WALKING THROUGH THE YARD, EE STEPPED ON WOODEN PALLET AND SPRAI&
SCOTT     GR   AUM8619   12/06/2001     C         CALLER STATES WHILE LIFTING FITTING INTO A CRATE IE STRAINED LOWER BA&
BROWN     AL   AUE7463   01/03/2002     O         HELPING CUST LOAD VALVE, STRAINED HIS SHOULDER.
CLORE     JO   ATM4117   03/18/2002     O         EE LOADING PLASTIC METER BOXES FROM GROUND TO TRUCK WHEN STOOD UP FE&
DORBAND   TH   ATD6551   03/20/2002     O         EE WAS STRUCK WITH A BACK HOE BUCKET CAUSING CONTUSION AND POSSIBLE F&
WHITFIELD JA   BXA8200   04/05/2001     O         CALLER STATES: THE EE TRIPPED OVER A PIECE OF WOOD IN THE DARK AND FE&
CRAWFORD  KE   ARV4077   04/05/2002     O         A METAL BAND BROKE ON A LOAD OF PIPE, A PIPE ROLLED OFF AND HIT IW ON&

               Incurred       Paid       Outstanding
Claimant       Total          Total      Total
------------------------------------------
MARSTERS  DE      773.00        773.13       -0.13
REES      JA    1,052.00      1,052.55       -0.55
PETRIS    JA       55.00         54.94        0.06
SHIELDS   MI    2,559.00      2,558.13        0.87
COOPER    HA    1,098.00      1,097.90        0.10
BAILEY    JU      258.00        257.93        0.07
JENS      RO      444.00        444.69       -0.69
HAMMOND   WA      652.00        651.91        0.09
TAYLOR    JO   16,961.00     16,960.71        0.29
MARTINEZ  JA    2,187.00      2,186.80        0.20
BUCK      BI    5,203.00      5,203.12       -0.12
JONES     DO        0.00          0.00        0.00
JONES     MI   16,051.00     16,050.86        0.14
RODRIGUEZ DA        0.00          0.00        0.00
HOOPER    EA      208.00        208.60       -0.60
ROGERS SR.RU        0.00          0.00        0.00
FLOYD     MI        0.00          0.00        0.00
BRADLEY   ER    3,120.00      3,210.13       -0.13
YOUNG     RO      398.00        397.32        0.68
SCOTT     DE    1,443.00      1,443.39       -0.39
BIRCH     JO        0.00          0.00        0.00
VEALEY    JA      108.00        108.16       -0.16
WILLIAMS  CA        0.00          0.00        0.00
OLIVAREZ  ER      215.00        215.19       -0.19
SEAY      GA      147.00        147.41       -0.41
MARTINEZ  MA    1,180.00      1,179.83        0.17
HALL      LO    1,729.00      1,728.88        0.12
GALINDO   ED        0.00          0.00        0.00
MATHISEN  LA      460.00        460.26       -0.26
HAVELKA   ST      866.00        866.12       -0.12
GONZALES  HA    8,545.00      8,544.98        0.02
GARCIA    FR      759.00        759.38       -0.38
PELFREY   KE      164.00        164.76       -0.76
ROGERS    JO    2,629.00      2,628.89        0.11
MURIEL    JO      523.00        523.43       -0.43
GRIMES    PH       10.00         10.35       -0.35
BETANZOS  ED      394.00        394.08       -0.08
HAYFORD   WI       74.00         74.47       -0.47
SCOTT     GR      293.00        293.00        0.00
BROWN     AL   73,701.00     20,450.49   53,250.51
CLORE     JO   35,266.00     14,343.05   20,922.95
DORBAND   TH    9,249.00      2,931.00    6,318.00
WHITFIELD JA   38,910.00     24,398.03   14.511.97
CRAWFORD  KE   17,807.00      6,351.79   11,455.21

             Workers Compensation - Travelers - Distribution Group

                    Claim                Claim                                                   Incurred                Outstanding
Claimant            Number   Acc Date    Status  Cause Description                               Total       Paid Total  Total
--------            -------  ----------  ------  ----------------------------------------------  ----------  ----------  -----------
PADEN  JO           DUA1094  04/26/2001     O    VEHICLE ACCIDENT-IE FELL ASLEEP DRIVING         364,850.00   50,701.04   314,148.96
                                                 COMPANY TRUCK

KOHOUT  WA          ATE3838  05/21/2002     O    EE WAS UNLOADING A PIECE OF PIPE OFF OF TRUCK    23,883.00   15,038.33     8,844.67
                                                 BED, HE FELL AND BROKE &

FEASTER  BE         AQI1835  06/03/2002     O    EE STATES HE INJURED HIS NECK WHILE UNLOADING     3,000.00        0.00     3,000.00
                                                 PIPE.

HARVICK  JA         DWJ5700  06/17/2002     O    EE WAS MOVING A VALVE AND STRAINED HIS NECK.      1,577.00    1,153.58       423.42

FRIEDRICH  WI       ATE5332  06/17/2002     O    EE WAS LOADING FIRE HYDRANT ONTO TRUCK AND            0.00        0.00         0.00
                                                 THE HYDRANT ROLLED ONTO RI&

FERRON  CR          DUA2615  06/19/2001     O    EE WAS UNLOADING A TRUCKLOAD OF DUCTLE IRON     216,151.00   91,330.07   124,820.93
                                                 PIPE, PARKED ON INCLINE, &

WHITFIELD  LE       DWJ5853  07/05/2002     O    IE WAS THROWING STRAP OVER PIPE AND INJURED         339.00      181.19       157.81
                                                 RT SHOULDER.

FENSTERMAKER  R     ARJ1796  07/08/2002     O    EE WAS LIFTING A HEAVY VALVE WHEN FELT A PULL    11,045.00    3,595.21     7,449.79
                                                 IN GROIN AREA.

DIAZ  AR            ARF1342  07/19/2002     O    PIECE OF PIPE ROLLED OFF TRUCK AND HIT IE IN      1,366.00      977.28       388.72
                                                 UPPER BACK, IE SUFFERED &

SMOCK  GR           ATF8609  07/24/2002     O    CALLER STATES THAT THE EE WAS MOVING A GATE       1,235.00      844.36       390.64
                                                 VALVE AND SPRAINED HIS LT&

GIBBS  KO           AQQ4393  07/25/2002     O    EE STEP OFF A SHELF AND FELT LEFT KNEE POP.       5,500.00        0.00     5,500.00

ALLEN  CH           AUG8477  08/01/2002     O    A PIECE OF PIPE ROLLED ON THE EE'S RIGHT FIFTH        0.00        0.00         0.00
                                                 FINGER RESULTING ON CO&

KUTI  MA            AQQ4437  08/01/2002     O    EE WALKED INTO THE EDGE OF A TRUCK DOOR AND           0.00        0.00         0.00
                                                 CUT HIS HEAD.

JONES  MI           AVB4544  10/01/2001     O    EE STRAINED RIGHT SHOULDER, WHEN UNLOADING       59,863.00   35,542.39    24,320.61
                                                 THE TRUCK.
                                                                                                ------------------------------------
                                                 TOTAL - TRAVELERS WORK COMP - DISTRIBUTION      934,300.00  338,399.11   595,900.89

9/3/02                            Page 2 of 2

                   Auto Liability - AIG - Distribution Group

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           INCURRED   PAID  RESERVES
CLAIMANT NAME        BRANCH CASE # SYMBOL LOSS DATE   STATUS   LOSS TYPE       ACCIDENT DESC.                TOTAL    TOTAL   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
US FILTER               249 113414   1   08/22/2000   Closed    AUTOCOMP   IV WAS PARKED AND OVERNIGHT IT       0.00      0.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
HALL JAMES              249 113874   1   09/06/2000   Closed    ALIAB-PD   INSURED BACKED INTO CLAIMANT         0.00  2,835.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INSURED WAS PARKED WHEN UNKNOWN
UNITED STATES FILTER    249 114005   1   09/09/2000   Closed    AUTOCOLL   STRUCK THE DRIVERS SIDE            938.72  1,938.72  0.00
------------------------------------------------------------------------------------------------------------------------------------
THACKER RACHEL          252 101512   1   09/11/2000   Closed    ALIAB-PD   PIPES FLEW OFF INSUREDS VEHICLE    654.60    654.60  0.00
------------------------------------------------------------------------------------------------------------------------------------
LINDQUESTER KAYE        253  63039   1   09/22/2000   Closed    ALIAB-PD   IV BACKED INTO PARKED VEH #7445  2,674.54  2,674.54  0.00
------------------------------------------------------------------------------------------------------------------------------------
GUNTER WALTER           249 114690   1   09/26/2000   Closed    ALIAB-PD   IV STOPPED AT RED LIGHT AND WAS      0.00      0.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
LAM JOY                 250  88140   1   09/26/2000   Closed    ALIAB-PD   INSURED BACKED INTO VEHICLE      2,534.27  2,534.27  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INSUREDS VEHICLE REAR ENDED
JONES DEBBIE            250  88220   5   09/29/2000   Closed    ALIAB-B1   CLAIMANTS VEHICLE                6,000.00  6,000.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INSUREDS VEHICLE REAR ENDED
COBERT HARLAN           250  88220   4   09/29/2000   Closed    ALIAB-B1   CLAIMANTS VEHICLE                2,532.00  2,532.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INSUREDS VEHICLE REAR ENDED
COBERT HARLAN           250  88220   3   09/29/2000   Closed    ALIAB-PD   CLAIMANTS VEHICLE                3,640.91  3,640.91  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INSUREDS VEHICLE REAR ENDED
UNITED STATES FILTER    250  88220   2   09/29/2000   Closed    AUTOCOLL   CLAIMANTS VEHICLE                  681.35  1,681.35  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INSUREDS VEHICLE REAR ENDED
JONES DEBBIE            250  88220   1   09/29/2000   Closed    ALIAB-PD   CLAIMANTS VEHICLE                  682.15    682.15  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           IV ON I 40 AND WAS REAR ENDED
                                                                           BY CV WHEN TRAFFIC STOPPED
US FILTER               249 114965   2   10/02/2000   Closed    AUTOCOLL   SUDDENLY                             0.00      0.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           IV ON I 40 AND WAS REAR ENDED
                                                                           BY CV WHEN TRAFFIC STOPPED
GUTZMANN GREGG          249 111965   1   10/02/2000   Closed    ALIAB-PD   SUDDENLY                             0.00      0.00  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INSD TRAVEL EAST SOMETHING
                                                                           LODGED UNDER BRAKE PEDAL
                                                                           CAUSING 2 SWERVE SAME SIDE
BISCHOFF JENNIFER       253  63030   5   10/07/2000   Closed    AUTO-BI    & STORE FRONT #7445              1,015.46  1,015.46  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INSD TRAVEL EAST SOMETHING
                                                                           LODGED UNDER BRAKE PEDAL
                                                                           CAUSING 2 SWERVE SAME SIDE
REICH HYRUM             253  63030   4   10/07/2000   Closed    ALIAB-PD   & STORE FRONT #7445              6,723.80  6,723.80  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INSD TRAVEL EAST SOMETHING
                                                                           LODGED UNDER BRAKE PEDAL
                                                                           CAUSING 2 SWERVE SAME SIDE
MADDOX RUBY             253  63030   3   10/07/2000   Closed    ALIAB-PD   & STORE FRONT #7445              1,505.54  1,505.54  0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                           INSD TRAVEL EAST SOMETHING
                                                                           LODGED UNDER BRAKE PEDAL
                                                                           CAUSING 2 SWERVE SAME SIDE
US FILTER               253  63030   2   10/07/2000   Closed    AUTOCOLL   & STORE FRONT #7445             14,925.74 20,068.24  0.00
------------------------------------------------------------------------------------------------------------------------------------

9/3/02                        PAGE 26 OF 38

                  Auto Liability - AIG - Distribution Group

-----------------------------------------------------------------------------------------------------------------------------------
                              Case          Loss               Loss           Accident            Incurred       Paid    Reserves
Claimant Name         Branch   #   Symbol   Date      Status   Type             Desc.              Total         Total     Total
-----------------------------------------------------------------------------------------------------------------------------------
BROWER DEBBIE            253  63030   1   10/07/2000  Closed  ALIAB-PD  INSD TRAVEL EAST          1,295.54      1,295.54     0.00
                                                                        SOMETHING LODGED
                                                                        UNDER BRAKE PEDAL
                                                                        CAUSING 2 SWERVE
                                                                        SAME SIDE & STORE
                                                                        FRONT #7445
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                253  63145   1   10/15/2000  Closed  AUTOCOMP  IV STOLEN & RECOVERED    1,794.04       2,794.04     0.00
                                                                        AND WHEELS WERE TAKEN
                                                                        0FF
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                249 115380   2   10/16/2000  Closed  AUTOCOLL  IV WAS E/B OV BEHIND         0.00           0.00     0.00
                                                                        IV AND IV WAS
-----------------------------------------------------------------------------------------------------------------------------------
ROSSI TOMMY              249 115380   1   10/16/2000  Closed  ALIAB-PD  IV WAS E/B OV BEHIND         0.00           0.00     0.00
                                                                        IV AND IV WAS
-----------------------------------------------------------------------------------------------------------------------------------
LAPISH CATHERINE         249 115514   1   10/20/2000  Closed  ALIAB-PD  IV WAS DRIVING AND       1,442.75       1,442.75     0.00
                                                                        STRUCK OV
-----------------------------------------------------------------------------------------------------------------------------------
MORRISSEY ARTHUR         249 115818   2   10/27/2000  Closed  ALIAB-PD  IV WAS MOVING OVER TO         0.00      3,266.70     0.00
                                                                        CHANGE LANES AND STRUCK
                                                                        CLMNT VEHICLES
-----------------------------------------------------------------------------------------------------------------------------------
RATRIE HARRY             249 115818   1   10/27/2000  Closed  ALIAB-PD  IV WAS MOVING OVER TO         0.00      7,479.09     0.00
                                                                        CHANGE LANES AND STRUCK
                                                                        CLMNT VEHICLES
-----------------------------------------------------------------------------------------------------------------------------------
SOMBRIO KATHY            253  63434   5   10/27/2000  Closed  AUTO-BI   IV SLID ON ICE &         5,000.00       5,000.00     0.00
                                                                        STRUCK TREE #7445
-----------------------------------------------------------------------------------------------------------------------------------
HUNTSMAN KELLI           253  63434   4   10/27/2000  Closed  AUTO-BI   IV SLID ON ICE &           509.20         509.20     0.00
                                                                        STRUCK TREE #7445
-----------------------------------------------------------------------------------------------------------------------------------
SOMBRIO JOHN             253  63434   3   10/27/2000  Closed  AUTO-BI   IV SLID ON ICE &         3,710.07       3,710.07     0.00
                                                                        STRUCK TREE #7445
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                253  63434   2   10/27/2000  Closed  AUTOCOLL  IV SLID ON ICE &        16,143.04      17,143.04     0.00
                                                                        STRUCK TREE #7445
-----------------------------------------------------------------------------------------------------------------------------------
SOMBRIO KATHY            253  63434   1   10/27/2000  Closed  AUTO-BI   IV SLID ON ICE &             0.00           0.00     0.00
                                                                        STRUCK TREE #7445
-----------------------------------------------------------------------------------------------------------------------------------
GRIMES PHILLIP           413   3785   1   10/30/2000  Closed  AUTO-BI   OTHER VEHICLE REARENDED   5,000.00      5,000.00     0.00
                                                                        INSURED'S VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
GRIMES PHILLIP           413   3785   2   10/30/2000  Closed  ALIAB-BI  OTHER VEHICLE REARENDED       0.00          0.00     0.00
                                                                        INSURED'S VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                253  63518   1   10/31/2000  Closed  AUTOCOLL  IV PARKED AND OV              0.00          0.00     0.00
                                                                        BACKED INTO IV
-----------------------------------------------------------------------------------------------------------------------------------
SCHMITZ RODNEY           249 116017   1   11/04/2000  Closed  ALIAB-PD  INSURED REAR ENDED THE    1,202.26      1,202.26     0.00
                                                                        CLAIMANT
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                249 116071   1   11/06/2000  Closed  AUTOCOMP  IV WAS TRAVELING AND          0.00        363.85     0.00
                                                                        SOMEHOW THE DRIVER SIDE
                                                                        WINDOW SHATTERED
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER     252 104299   1   11/16/2000  Closed  AUTOCOLL  CLMT REAR ENDED INSURED     599.93      1,599.93     0.00
-----------------------------------------------------------------------------------------------------------------------------------
THOMPSON VIRGINIA        253  63995   1   11/21/2000  Closed  ALIAB-PD  IV RE CV #7445              915.43        915.43     0.00
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER                253  64092   1   11/28/2000  Closed  AUTOCOLL  IV MAKING LEFT WHEN OV    2,402.26      3,402.26     0.00
                                                                        TRIED TO
-----------------------------------------------------------------------------------------------------------------------------------
VANDELOOP SARAH          253  64352   1   12/06/2000  Closed  ALIAB-PD  IV & CV WERE BOTH           478.88        478.88     0.00
                                                                        BACKING OUT OF THE
                                                                        PARKING LOT AND THEY
                                                                        BOTH COLLIDED / 5995
-----------------------------------------------------------------------------------------------------------------------------------



   9/3/02                         Page 27 of 38

                  General Liability - AIG - Distribution Group
-----------------------------------------------------------------------------------------------------------------------------------
CLAIMANT                    CASE            LOSS                 LOSS                             INCURRED    PAID       RESERVES
NAME                BRANCH    #   SYMBOL    DATE        STATUS   TYPE        ACCIDENT DESC.       TOTAL       TOTAL      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER              249  117635     1   12/11/2000  Closed   AUTOCOMP    A ROCK FLEW UP AND          0.00     375.03        0.00
                                                                            STRUCK IV
-----------------------------------------------------------------------------------------------------------------------------------
HOLLAND STEPHANIE      253   64481     1   12/11/2000  Closed   ALIAB-PB    OV SPUN OUT & IV            0.00       0.00        0.00
                                                                            ATTEMPT TO STOP AND
                                                                            BUPMPED THE OV #7445
-----------------------------------------------------------------------------------------------------------------------------------
SHOFFSTALL SHIRLEY     252  105340     1   12/13/2000  Closed   ALIAB-PB    INSURED BACKING OUT         0.00       0.00        0.00
                                                                            OF FUEL ISLAND STRUCK
                                                                            CLMT
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES          252  106118     1   12/13/2000  Closed   AUTOCOLL    OTHER VEHICLE CROSSED   1,186.73   9,049.91        0.00
FILTER                                                                      CENTER LINE STRUCK
                                                                            INSURED-INSURED SPUN
                                                                            AND WAS STRUCK BY
                                                                            ANOTHER VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES          250   91166     2   12/18/2000  Closed   AUTOCOLL    INSURED AND CLAIMANT        0.00     867.30        0.00
FILTER                                                                      BOTH BACKING FROM
                                                                            PARKING SPOTS AND
                                                                            COLLIDED
-----------------------------------------------------------------------------------------------------------------------------------
WILSON ANTHONY         250   91166     1   12/18/2000  Closed   ALIAB-PD    INSURED AND CLAIMANT        0.00       0.00        0.00
                                                                            BOTH BACKING FROM
                                                                            PARKING SPOTS AND
                                                                            COLLIDED
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER CORP         250   91286     1   12/19/2000  Closed   AUTOCOLL    INSURED SKIDDED ON ICE     36.92   1,036.92        0.00
                                                                            INTO SNOWBANK
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES          252  105845     1   12/21/2000  Closed   AUTOCOMP    INSURED STRUCK DEER     1,396.36   2,396.36        0.00
FILTER
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER              252   64649     2   12/26/2000  Closed   AUTOCOLL    IV WAS RE BY OV WHO     1,139.08   3,749.37        0.00
                                                                            DID NOT STOP
-----------------------------------------------------------------------------------------------------------------------------------
CALLAHAN FREDERICH     253   64649     1   12/26/2000  Closed   ALIAB-PD    IV WAS RE BY OV WHO         0.00       0.00        0.00
                                                                            DID NOT STOP
-----------------------------------------------------------------------------------------------------------------------------------
VASQUEZ MILTON         253   65134     1   01/11/2001  Closed   ALIAB-PD    IV LOADING TRUCK AND        0.00       0.00        0.00
                                                                            BACKING AWAY/LOOKED
                                                                            BOTH WAYS/DID NOTICE
                                                                            CV COMING FROM THE
                                                                            WEST/HE PULLED BACK
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES          252  106655     1   01/14/2001  Closed   AUTOCOMP    INSUREDS VEHICLE THEFT      0.00       0.00        0.00
FILTER
-----------------------------------------------------------------------------------------------------------------------------------
GOEBEL GERD            249  118321     1   01/18/2001  Closed   ALIAB-PD    INSD STOPPED AND            0.00   2,341.27        0.00
                                                                            BEGAN TO BACK UP,
                                                                            STRIKING CLMT ON THE
                                                                            FRONT END
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES          250   92940     1   01/30/2001  Closed   AUTOCOLL    OTHER VEHICLE RAN INTO      0.00       0.00        0.00
FILTER                                                                      REAR OF
-----------------------------------------------------------------------------------------------------------------------------------
RANGEL MARY L          250   93310     1   02/08/2001  Closed   ALIAB-PD    CLAIMANT ALLEGES            0.00   1,055.95        0.00
                                                                            PLASTIC FITTING FLEW
                                                                            OUT OF INSUREDS
                                                                            AND HIT CLAIMANTS
                                                                            VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES          250   93867     1   02/22/2001  Closed   AUTOCOLL    INSURED VEHICLE         1,069,85   2,069.85        0.00
FILTER                                                                      REARENDED IN 4
-----------------------------------------------------------------------------------------------------------------------------------
REEVES LARRY           250   94087     1   02/23/2001  Closed   ALIAB-PD    CLAIMANT ALLEGES            0.00       0.00        0.00
                                                                            OBJECT FROM INSURED
                                                                            VEHICLE FELL CAUSING
                                                                            HIM TO HAVE ACCIDENT
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER              253   66441     2   03/07/2001  Closed   AUTOCOLL    IV RAN RED LIGHT &      7,179.12   8,179.12        0.00
                                                                            STRUCK BY OV
-----------------------------------------------------------------------------------------------------------------------------------
FORAKER TERESA         253   66441     1   03/07/2001  Closed   ALIAB-PD    IV RAN RED LIGHT &      5,359.70   5,359.70        0.00
                                                                            STRUCK BY OV
-----------------------------------------------------------------------------------------------------------------------------------
HANSEN JOHN            253   66414     2   03/08/2001  Closed   ALIAB-PD    IV RE CV #7445            216.51     974.89        0.00
-----------------------------------------------------------------------------------------------------------------------------------

9/3/02                        Page 28 of 38

                   Auto Liability - AIG - Distribution Group
-----------------------------------------------------------------------------------------------------------------------------------
CLAIMANT                    CASE            LOSS                 LOSS                             INCURRED    PAID       RESERVES
NAME                BRANCH    #   SYMBOL    DATE        STATUS   TYPE        ACCIDENT DESC.       TOTAL       TOTAL      TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
LOUIS CASEY            253   66414     1   03/08/2001  Closed   ALIAB-PD    IV RE CV #7445              0.00   3,503.98        0.00
-----------------------------------------------------------------------------------------------------------------------------------
LOUIS CASEY            253   66414     4   03/08/2001  Closed   ALIAB-BI    IV RE CV #7445              0.00     671.66        0.00
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER              249  120844     1   03/18/2001  Closed   ALIAB-PD    OV REAR ENDED IV            0.00       0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
SCHLABACH              252  110026     1   03/26/2001  Closed   ALIAB-PD    CLMT ALLEGES SIDE           0.00   3,252.82       0.00
ROCHELLE                                                                    GATE FELL OFF
                                                                            INSUREDS VEHICLE
                                                                            STRUCK CLMTS VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
HESS TERRY             253   66867     5   03/26/2001  Closed   ALIAB-PD    IV RE CV #7445          1,864.84   1,907.84        0.00
-----------------------------------------------------------------------------------------------------------------------------------
HESS JUSTIN            253   66867     4   03/26/2001  Closed   ALIAB-BI    IV RE CV #7445             56.00      56.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER              253   66867     3   03/26/2001  Closed   AUTOCOLL    IV RE CV #7445          5,757.62   6,757.62        0.00
-----------------------------------------------------------------------------------------------------------------------------------
ROESCH DAVID           253   66867     2   03/26/2001  Closed   ALIAB-PD    IV RE CV #7445          1,699.31   1,699.31        0.00
-----------------------------------------------------------------------------------------------------------------------------------
PEDERSON STEVEN        253   66867     1   03/26/2001  Closed   ALIAB-PD    IV RE CV #7445          9,445.42   9,445.42        0.00
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES          252  110028     1   03/28/2001  Closed   AUTOCOLL    INSURED PARKED WAS        453.26   1,453.26        0.00
FILTER                                                                      STRUCK BY OTHER
                                                                            VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
AYALA ROSE             250   95602     1   04/02/2001  Closed   ALIAB-BI    INSURED VEHICLE             0.00   7,500.00        0.00
                                                                            STRUCK OTHER
                                                                            VEHICLE WHILE
                                                                            TURNING
-----------------------------------------------------------------------------------------------------------------------------------
AYALA ARTURO           250   95602     3   04/02/2001  Closed   ALIAB-BI    INSURED VEHICLE             0.00   7,500.00        0.00
                                                                            STRUCK OTHER
                                                                            VEHICLE WHILE
                                                                            TURNING
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES          250   95602     2   04/02/2001  Closed   AUTOCOLL    INSURED VEHICLE           241.50   2,037.72        0.00
FILTER                                                                      STRUCK OTHER
                                                                            VEHICLE WHILE
                                                                            TURNING
-----------------------------------------------------------------------------------------------------------------------------------
AYALA ROSA             250   95602     1   04/02/2001  Closed   ALIAB-PD    INSURED VEHICLE           121.24   2,300.30        0.00
                                                                            STRUCK OTHER
                                                                            VEHICLE WHILE
                                                                            TURNING
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES          250   95433     2   04/05/2001  Closed   AUTOCOLL    INSURED VEHICLE             0.00       0.00        0.00
FILTER                                                                      REARENDED CLAIMANTS
                                                                            VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
UNKNOWN UNKNOWN        250   95433     1   04/05/2001  Closed   ALIAB-PD    INSURED VEHICLE             0.00       0.00        0.00
                                                                            REARENDED CLAIMANTS
                                                                            VEHICLE
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER              253   67225     1   04/11/2001  Closed   AUTOCOLL    OV FAILED TO YIELD
                                                                            AND HIT IV #7445            0.00   4,588.30        0.00
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER              253   67402     2   04/14/2001  Closed   AUTOCOLL    IV PULLING OUT OF           0.00       0.00        0.00
                                                                            PARKING SPACE.
-----------------------------------------------------------------------------------------------------------------------------------
ORTEGA ROBERT          253   67402     1   04/14/2001  Closed   ALIAB-PD    IV PULLING OUT OF           0.00       0.00        0.00
                                                                            PARKING SPACE.
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER              249  121738     2   04/16/2001  Closed   AUTOCOLL    IV WAS ATTEMPTING           0.00       0.00        0.00
                                                                            TO MAKE A LEFT TURN
                                                                            AND CV FAILED TO
                                                                            STOP AT RED LIGHT
                                                                            AND STRUCK IV
-----------------------------------------------------------------------------------------------------------------------------------
MORRIS IVA             249  121738     1   04/16/2001  Closed   ALIAB-PD    IV WAS ATTEMPTING           0.00       0.00        0.00
                                                                            TO MAKE A LEFT TURN
                                                                            AND CV FAILED TO
                                                                            STOP AT RED LIGHT
                                                                            AND STRUCK IV
-----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES          250   96015     1   04/19/2001  Closed   AUTOCOLL    INSURED VEHICLE             0.00       0.00        0.00
FILTER                                                                      STRUCK WHILE IN
-----------------------------------------------------------------------------------------------------------------------------------
US FILTER              249  122004     1   04/22/2001  Closed   AUTOCOLL    IV TRAVELING SB AND         0.00       0.00        0.00
                                                                            CV MERGING CUT IN
                                                                            FRONT OF IV CAUSING IV
                                                                            TO STRIKE CV
---------------------------------------------------------------------------------------------------------------------------------

9/3/02                        Page 29 of 38

                                       Auto Liability - AIG - Distribution Group

---------------------------------------------------------------------------------------------------------------------------------
     Claimant Name              Branch    Case #    Symbol    Loss Date    Status    Loss Type            Accident Desc.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSD FELL ASLEEP AND UHNKNOWN
US FILTER                        253       67569      2       04/25/2001    Closed    AUTOCOLL    FACTS OF ACCIDENT #7445
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSD FELL ASLEEP AND UHNKNOWN
US FILTER                        253       67569      1       04/25/2001    Closed    AUTOCOLL    FACTS OF ACCIDENT #7445
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER             250       97419      1       05/06/2001    Closed    AUTOCOMP    INSURED VEHICLE DAMAGED BY HAIL
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  PIPE ROLLED OFF TRUCK AND
                                                                                                  STRUCK A CUSTOMER ON BACK AND
                                                                                                  PUSHED HIM INTO SIDE OF TRUCK-
FREDRICKSON BRENT                253       68410      1       05/15/2001    Closed    ALIAB-BI    6058
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSD WAS HIT BY CLMT VEH
                                                                                                  BECAUSE ANOTHER VEH HIT CLMT
HERTZ                            249       123103     1       05/17/2001    Closed    AUTOCOLL    VEH
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CLAIMANTS VEHICLE DAMAGED BY
                                                                                                  PVC PIPE WHICH FELL OFF INSUREDS
MOTON THOMAS                     250       97412      1       05/30/2001    Closed    ALIAB-PD    VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV WAS TRAVELING SOUTH AND CV
                                                                                                  FAILED TO STOP AT A RED LIGHT AND
U S FILTER                       249       123669     1       06/04/2001    Closed    AUTOCOLL    STRUCK IV
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV MAKING RIGHT WHEN OV BACKING
                                                                                                  OUT OF PARKING SPACE TRAILER OF
DUKES MARGARET                   253       68720      2       06/13/2001    Closed    ALIAB-BI    IV HIT CV #7445
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV MAKING RIGHT WHEN OV BACKING
                                                                                                  OUT OF PARKING SPACE TRAILER OF
CALIFORNIA GRADING               253       68720      1       06/13/2001    Closed    ALIAB-PD    IV HIT CV #7445
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  ROCK HIT WINDSHIELD OF INSURED
US FILTER CORP                   250       99546      1       07/03/2001    Closed    AUTOCOMP
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV S/B ON I-25 AND CHANGING LANES
                                                                                                  AND BUMPED OV THAT WAS IN RIGHT
ROSO RON                         253       69098      6       07/10/2001    Closed    ALIAB-BI    LANE #7445
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV S/B ON I-25 AND CHANGING LANES
                                                                                                  AND BUMPED OV THAT WAS IN RIGHT
CURTIS DOMINC                   253        69098      5       07/10/2001     Closed   ALIAB-BI    LANE #7445
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV S/B ON I-25 AND CHANGING LANES
                                                                                                  AND BUMPED OV THAT WAS IN RIGHT
APODACA MAX                     253        69098      4       07/10/2001     Closed   ALIAB-BI    LANE #7445
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV S/B ON I-25 AND CHANGING LANES
                                                                                                  AND BUMPED OV THAT WAS IN RIGHT
MONTOYA (MINOR) MANUAL          253        69098      3       07/10/2001     Closed   ALIAB-BI    LANE #7445
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV S/B ON I-25 AND CHANGING LANES
                                                                                                  AND BUMPED OV THAT WAS IN RIGHT
MONTOYA MANUAL                  253        69098      1       07/10/2001     Closed   ALIAB-BI    LANE #7445
---------------------------------------------------------------------------------------------------------------------------------
US FILTER                       249        125594     2       07/20/2001     Closed   AUTOCOLL    IV REAR ENDED CV
---------------------------------------------------------------------------------------------------------------------------------
LOPER ROBERT J                  249        125594     1       07/20/2001     Closed   ALIAB-PD    IV REAR ENDED CV
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     Claimant Name              Incurred Total    Paid Total     Reserves Total
-------------------------------------------------------------------------------

US FILTER                                 0.00      1,086.72               0.00
-------------------------------------------------------------------------------

US FILTER                             4,501.49     30,278.58               0.00
-------------------------------------------------------------------------------
UNITED STATES FILTER                     80.08         80.08               0.00
-------------------------------------------------------------------------------
FREDRICKSON BRENT                         0.00      1,246.00               0.00
-------------------------------------------------------------------------------
HERTZ                                     0.00          0.00               0.00
-------------------------------------------------------------------------------
MOTON THOMAS                              0.00          0.00               0.00
-------------------------------------------------------------------------------
U S FILTER                               76.00      2,299.89               0.00
-------------------------------------------------------------------------------
DUKES MARGARET                            0.00      6,000.00               0.00
-------------------------------------------------------------------------------
CALIFORNIA GRADING                        0.00      7,482.97               0.00
-------------------------------------------------------------------------------
US FILTER CORP                            0.00        292.06               0.00
-------------------------------------------------------------------------------
ROSO RON                                  0.00          0.00               0.00
-------------------------------------------------------------------------------
CURTIS DOMINC                             0.00          0.00               0.00
-------------------------------------------------------------------------------
APODACA MAX                               0.00          0.00               0.00
-------------------------------------------------------------------------------
MONTOYA (MINOR) MANUAL                    0.00          0.00               0.00
-------------------------------------------------------------------------------
MONTOYA MANUAL                            0.00      7,265.36               0.00
-------------------------------------------------------------------------------
US FILTER                                 0.00          0.00               0.00
-------------------------------------------------------------------------------
LOPER ROBERT J                           90.00      1,001.68               0.00
-------------------------------------------------------------------------------


9/3/02

                                       Auto Liability - AIG - Distribution Group

---------------------------------------------------------------------------------------------------------------------------------
     Claimant Name              Branch    Case #    Symbol    Loss Date    Status    Loss Type            Accident Desc.
---------------------------------------------------------------------------------------------------------------------------------
US FILTER                        253       69381      2       07/23/2001    Closed    AUTOCOLL    IV TURNED LEFT, OV TRAVELING ON
---------------------------------------------------------------------------------------------------------------------------------
MCLEAN JULIA                     253       69381      1       07/23/2001    Closed    ALIAB-PD    IV TURNED LEFT, OV TRAVELING ON
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER             250       99494      2       07/24/2001    Closed    AUTOCOLL    OTHER VEHICLE RAN A RED LIGHT
---------------------------------------------------------------------------------------------------------------------------------
UNKNOWN UNKNOWN                  250       99494      1       07/24/2001    Closed    ALIAB-PD    OTHER VEHICLE RAN A RED LIGHT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV FAILED TO YIELD TO CV AND
                                                                                                  STRUCK CV AND THEN CV AND IV
                                                                                                  STRUCK OV THAT WAS STOPPED AT
US FILTER                        249      125785      3       07/25/2001    Closed    AUTOCOLL    CORNER
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV WAS BACKING AND STRUCK A
                                                                                                  POLE AND CAUSED DAMAGE TO
US FILTER                        249      125811      1       07/26/2001    Closed    AUTOCOLL    INSURED VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV AND OV WERE STOPPED AND A
                                                                                                  BEE STUNG INSRD DRIVER FOOT
                                                                                                  SLIPPED OFF BRAKE AND IV REAR
BLANKENSHIP DONALD               249      127750      1       08/11/2001    Closed    ALIAB-PD    ENDED CV
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED VEHICLE BACKED INTO
UNITED STATES FILTER             250      100428      2       08/22/2001    Closed    AUTOCOLL    CLAIMANTS VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED VEHICLE BACKED INTO
DABBS JANE                       250      100428      1       08/22/2001    Closed    ALIAB-PD    CLAIMANTS VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
US FILTER                        249      127110      2       08/22/2001    Closed    AUTOCOLL    IV WAS STOPPED AT LIGHT AND WAS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED VEHICLE ATTEMPTED TO
                                                                                                  CHANGE LANES AND HIT OTHER
RODRIGUEZ MARIA                  250      100514      1       08/24/2001    Closed    ALIAB-PD    VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
MITCHELL PAT                     252      116961      1       08/30/2001    Closed    ALIAB-PD    INSURED REAR ENDED CLMT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED VEHICLE STRUCK BY
                                                                                                  CLAIMANT VEHICLE WHEN PARKED
UNITED STATES FILTER             250      100796      2       08/31/2001    Closed    AUTOCOLL    ON STREET
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV WAS PARKED AND WAS STRUCK
US FILTER                        249      127582      1       09/01/2001    Closed    AUTOCOLL    BY OV
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV AND CV WERE BACKING AND
DAVIS OTTO                       249      127585      1       09/08/2001    Closed    ALIAB-PD    STRUCK
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  IV E/B 184, OV E/B OBJECT FLEW
                                                                                                  OFF IV AND OV STRUCK THE OBJECT
ROSS JIM                         253       70238      1       09/10/2001    Closed    ALIAB-PD    #7445
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED VEHICLE WAS BLINDED BY
                                                                                                  THE SUN AND STRUCK CLAIMANTS
PENSKE TRUCK LEASING             250      101394      3       09/19/2001    Closed    ALIAB-PD    VEHICLE
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
     Claimant Name              Incurred Total    Paid Total     Reserves Total
-------------------------------------------------------------------------------
US FILTER                                 0.00      6,417.46               0.00
-------------------------------------------------------------------------------
MCLEAN JULIA                              0.00     12,247.39               0.00
-------------------------------------------------------------------------------
UNITED STATES FILTER                     80.00      1,729.71               0.00
-------------------------------------------------------------------------------
UNKNOWN UNKNOWN                           0.00          0.00               0.00
-------------------------------------------------------------------------------



US FILTER                             2,100.00     22,710.00               0.00
-------------------------------------------------------------------------------


US FILTER                               808.25      3,619.79               0.00
-------------------------------------------------------------------------------



BLANKENSHIP DONALD                        0.00        426.00               0.00
-------------------------------------------------------------------------------

UNITED STATES FILTER                      0.00          0.00               0.00
-------------------------------------------------------------------------------

DABBS JANE                                0.00        500.00               0.00
-------------------------------------------------------------------------------
US FILTER                                 0.00          0.00               0.00
-------------------------------------------------------------------------------


RODRIGUEZ MARIA                          97.43      1,297.43               0.00
-------------------------------------------------------------------------------
MITCHELL PAT                              0.00        872.35               0.00
-------------------------------------------------------------------------------


UNITED STATES FILTER                    170.00      3,954.46               0.00
-------------------------------------------------------------------------------

US FILTER                                 0.00          0.00               0.00
-------------------------------------------------------------------------------

DAVIS OTTO                                0.00          0.00               0.00
-------------------------------------------------------------------------------


ROSS JIM                                  0.00        153.89               0.00
-------------------------------------------------------------------------------


PENSKE TRUCK LEASING                      0.00      1,162.99               0.00
-------------------------------------------------------------------------------


9/3/02                                       Page 31 of 38

                                       Auto Liability - AIG - Distribution Group

---------------------------------------------------------------------------------------------------------------------------------
     Claimant Name              Branch    Case #    Symbol    Loss Date    Status    Loss Type            Accident Desc.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED VEHICLE WAS BLINDED BY
                                                                                                  THE SUN AND STRUCK CLAIMANTS
UNITED STATES FILTER             250      101394      2       09/19/2001    Closed    AUTOCOLL    VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED VEHICLE WAS BLINDED BY
                                                                                                  THE SUN AND STRUCK CLAIMANTS
DOWNS RENEE                      250      101394      1       09/19/2001    Closed    ALIAB-PD    VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER             250      102081      1       10/02/2001    Closed    AUTOCOMP    DEBRIS HIT WINDSHIELD CAUSING IT
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER             250      102078      1       10/08/2001    Closed    AUTOCOMP    DEBRI HIT WINDSHIELD CAUSING IT
---------------------------------------------------------------------------------------------------------------------------------
US FILTER                        253       70669      1       10/08/2001    Closed    AUTOCOLL    OV TRIED TO PASS IV AND COLLIDED
---------------------------------------------------------------------------------------------------------------------------------
THOMPSON KEN                     249      128900      1       10/11/2001    Closed    ALIAB-PD    A PIECE OF PIPE FELL OFF IV AND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSD MAKING A TURN AND OTHER
US FILTER                        249      188644      2       10/18/2001    Closed    AUTOCOLL    VCH STRUCKLMT IN REAR
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSD MAKING A TURN AND OTHER
UNITED STATES FILTER             249      128864      1       10/18/2001    Closed    AUTOCOLL    VCH STRUCKLMT IN REAR
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSUREDS VEHICLE SWERVED TO
                                                                                                  AVOID ANOTHER VEHICLE AND HIT
DEEP SOUTH CRANE RIGGING         250      102871      1       10/23/2001    Closed    ALIAB-PD    REAR OF CLAIMANTS VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSURED VEHICLE STRUCK CLAIMANT
                                                                                                  VEHICLE WHEN IT DIDN'T TURN WITH
STRATTON CHARLES                 250      102788      1       10/24/2001    Closed    ALIAB-PD    SIGNALS ON
---------------------------------------------------------------------------------------------------------------------------------
HAHN NATHAN                      250      102853      1       10/29/2001    Closed    ALIAB-PD    CLAIMANT VEHICLE STRUCK BY BOX
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  A ROCK STRUCK WINDSHIELD AND
US FILTER CORP                   249      130504      1       11/13/2001    Closed    AUTOCOMP    CAUSED A CRACK IN WINDSHIELD
---------------------------------------------------------------------------------------------------------------------------------
UNITED STATES FILTER CORP        413        4108      1       11/16/2001    Closed    AUTOCOLL    INSURED'S VEHICLE WINDSHIELD WAS
---------------------------------------------------------------------------------------------------------------------------------
US FILTER                        253       71526      1       11/24/2001    Closed    AUTOCOMP    CHIP REPAIR ON INSURED VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSUREDS VEHICLE LOST CONTROL
UNITED STATES FILTER             250      104018      2       11/27/2001    Closed    AUTOCOLL    AND ROLLED OVER
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSUREDS VEHICLE LOST CONTROL
LEWIS MICHAEL                    250      104018      1       11/27/2001    Closed    ALIAB-BI    AND ROLLED OVER
---------------------------------------------------------------------------------------------------------------------------------
SCHAESER MELANIE                 249      130541      1       11/28/2001    Closed    ALIAB-PD    IV AND CV COLLIDED WHILE MERGING
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSUREDS VEHICLE MAKING TURN
                                                                                                  SIDE BY SIDE CLAIMANT HIT
UNITED STATES FILTER             250      107709      8       12/01/2001    Closed    AUTOCOLL    INSUREDS VEHICLE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  INSUREDS VEHICLE MAKING TURN
                                                                                                  SIDE BY SIDE CLAIMANT HIT
COX MARK                         250      107709      7       12/01/2001    Closed    ALIAB-BI    INSUREDS VEHICLE
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
     Claimant Name              Incurred Total    Paid Total     Reserves Total
-------------------------------------------------------------------------------


UNITED STATES FILTER                    154.17     21,154.17               0.00
-------------------------------------------------------------------------------


DOWNS RENEE                               0.00        410.38               0.00
-------------------------------------------------------------------------------
UNITED STATES FILTER                      0.00         80.00               0.00
-------------------------------------------------------------------------------
UNITED STATES FILTER                      0.00         65.00               0.00
-------------------------------------------------------------------------------
US FILTER                                 0.00      2,768.97               0.00
-------------------------------------------------------------------------------
THOMPSON KEN                             70.00      1,439.85               0.00
-------------------------------------------------------------------------------

US FILTER                               297.70        297.70               0.00
-------------------------------------------------------------------------------

UNITED STATES FILTER                    693.15        693.15               0.00
-------------------------------------------------------------------------------


DEEP SOUTH CRANE RIGGING                114.62      2,287.80               0.00
-------------------------------------------------------------------------------


STRATTON CHARLES                        101.00      1,801.00               0.00
-------------------------------------------------------------------------------
HAHN NATHAN                              85.00      2,413.92               0.00
-------------------------------------------------------------------------------

US FILTER CORP                            0.00        403.83               0.00
-------------------------------------------------------------------------------
UNITED STATES FILTER CORP                 0.00          0.00               0.00
-------------------------------------------------------------------------------
US FILTER                                 0.00         60.00               0.00
-------------------------------------------------------------------------------

UNITED STATES FILTER                  1,923.49     18,122.57               0.00
-------------------------------------------------------------------------------

LEWIS MICHAEL                             0.00      2,500.00               0.00
-------------------------------------------------------------------------------
SCHAESER MELANIE                          0.00          0.00               0.00
-------------------------------------------------------------------------------


UNITED STATES FILTER                      0.00          0.00               0.00
-------------------------------------------------------------------------------


COX MARK                                  0.00          0.00               0.00
-------------------------------------------------------------------------------


9/3/02                                       Page 32 of 38

                                  APPENDIX D-4

                 INSURANCE CLAIMS: USF SELF-MANAGED AUTOMOBILE






AO 777492.1

                  In house Auto Liability - Distribution Group

 USF Dr         USF Dr         USF      Incident                                             Total P/D    Total P/D    Total P/D
Last Name     First Name    Claim No.     Date      Status       Incident Description        Incurred       Paid        Reserve
--------------------------------------------------------------------------------------------------------------------------------
Shaw          Richard      02-07-317    13-Jun-02     C      OV made left hand turn in front $ 2,369.93   $ 2,369.93    $    0.00
                                                               of IV
Shaw          Richard      02-07-318    26-Jun-02     O      ID checking into Motel and      $ 1,000.00   $     0.00    $1,000.00
                                                               was robbed, IV stolen
Rowland       James        02-08-480    13-Aug-02     C      ds window broken                $   289.18   $   289.18    $    0.00
Laney         Michael      02-03-010a   05-Mar-02     O      Third vehicle information       $     0.00   $     0.00    $    0.00
Marsters      Dennis       02-05-150    07-Mar-02     C      IV rearended by OV              $     0.00   $     0.00    $    0.00
Davis         Ronnie       02-04-117    22-Apr-02     C      Struck deer                     $ 1,788.23   $ 1,788.23    $    0.00
USF                        02-08-533    28-Aug-02     O      W/S crack                       $   500.00   $     0.00    $  500.00
Watters       Gregory      02-07-320    01-Jul-02     C      Rock Chip to windshield         $    53.64   $    53.64    $    0.00
Jack          Roland       02-02-121    25-Feb-02     C      OV rear-ended IV                $     0.00   $     0.00    $    0.00
Mora          Paul         02-04-070    02-Apr-02     C      IV broken into                  $   181.23   $   181.23    $    0.00
Perry         David        02-07-421    24-Jul-02     C      IV Front Windshield Struck      $   414.68   $   414.68    $    0.00
                                                               by Rock
Boys          Ted          02-05-136    01-May-02     C      IV struck by OV while parked    $     0.00   $     0.00    $    0.00
Miles         Thomas       02-07-313    01-Jul-02     C      Flying golf ball broke IV's     $     0.00   $     0.00    $    0.00
                                                               windshield
Smith         Mark         02-07-314    30-Jun-02     C      Vehicle hauling gravel.         $   532.30   $   532.30    $    0.00
                                                               Gravel hit W/S
Smith         Scott        02-08-479    12-Aug-02     O      IV rear-ended by OV             $   500.00   $     0.00    $  500.00
Brown         Marcus       02-07-332    03-Jul-02     C      Air line disconnected, brakes   $ 4,397.87   $ 4,397.87    $    0.00
                                                               locked, vehicle jack-knifed
                           02-07-356B   11-Jul-02     C                                      $     0.00   $     0.00    $    0.00
Gaskill       Gary         02-07-376    17-Jun-02     C      W/S Crack                       $   492.81   $   492.81    $    0.00
Roberts       David        02-04-083    08-Apr-02     C      OV crossed lane and struck IV   $     0.00   $     0.00    $    0.00
Franco        Javier       02-04-111    19-Apr-02     C      IV struck by OV while stopped   $     0.00   $     0.00    $    0.00
                                                               at signal
Kaufmann      Bob          02-05-148    08-May-02     C      OV struck IV when OV            $     0.00   $     0.00    $    0.00
                                                               changed lanes
Tunnell       Frederick    02-01-012    08-Jan-02     C      IV rear-ended OV                $     0.00   $     0.00    $    0.00
USFILTER                   02-07-374    17-Jul-02     C      W/S Crack                       $   488.12   $   488.12    $    0.00
USFILTER                   02-07-373    17-Jul-02     O      W/S crack                       $   400.00   $     0.00    $  400.00
Lively        Zackery      02-03-049    22-Mar-02     C      IV stopped - OV1 rear-ended     $     0.00   $     0.00    $    0.00
                                                               OV2 which rear-ended IV
Davis         Dale         02-06-265    19-Jun-02     C      OV1 rear-ended OV2 which        $     0.00   $     0.00    $    0.00
                                                               rear-ended IV
                           02-07-336B   08-Jul-02     C                                      $     0.00   $     0.00    $    0.00
                           02-07-336C   08-Jul-02     C                                      $     0.00   $     0.00    $    0.00
Barton        Carl         02-05-153    07-May-02     O      tape recorder in the vehicle    $   160.00   $     0.00    $  160.00
Pfundheller   Teresa       02-03-044    20-Mar-02     C      IV struck by OV                 $     0.00   $     0.00    $    0.00
Renteria      Ricardo      02-05-176    16-May-02     O      OV attempted to make U-Turn     $ 3,142.34   $ 3,142.34    $    0.00
                                                               and hit IV
Lemoine       Keith        02-02-115    13-Feb-02     C      OV failed to stop for a stop    $     0.00   $     0.00    $    0.00
                                                               sign and struck IV
Deglopper     Terry        02-07-428    29-Jul-02     O      Rock Chip on W/S                $   500.00   $     0.00    $  500.00
Ballinger     Bob          02-06-257    16-Jun-02     C      Tree limb fell on iv during     $ 1,191.62   $ 1,191.62    $    0.00
                                                               storm
Raehl         Dan          02-08-456    03-Aug-02     O      IV was stolen somewhere         $ 5,000.00   $     0.00    $5,000.00
                                                               between 9-10 AM
USFilter                   02-08-469    08-Aug-02     O      Rock chip in W/S                $   350.00   $     0.00    $  350.00
                                                                                             ------------------------------------
                                                             TOTAL IN HOUSE AUTO -           $23,751.95   $15,341.95    $8,410.00
                                                             DISTRIBUTION GROUP
---------------------------------------------------------------------------------------------------------------------------------

9/3/02                        Page 1 of 1

                                  APPENDIX D-5

                           INSURANCE CLAIMS: ASBESTOS

                   DISTRIBUTION GROUP ASBESTOS CLAIMS SUMMARY

CASE               TARGETED       YEAR                  DEFENSE        PLAINTIFF         OPEN/
NAME               ENTITY         SERVED   JD           ATTORNEY       ATTORNEY          CLOSED    ALLEGATIONS      EXPOSURE SITE
------------------------------------------------------------------------------------------------------------------------------------
DAVIS
(TAYLOR JEFF)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Plaintiff
                                                                                                                   alleges exposure
                                                                                                                   to asbestos-
                                                                                                                   containing
                                                                                                                   products while
                                                                                                                   employed from
                                                                                                                   '53-'74 in So.
                                                                                                                   California in
                                                                                                                   various
                                                                                                                   construction-
                  Davis Water &           CA-San       Eric Hass-                                                  related jobs.
Forbee, Lewis v.  Waste as                Francisco    Burnham                                                     Alleges products
USF Distribution  successor to            Superior     Brown,         Jack Clopper,               Personal Injury- were distributed
Group             Taylor-Jett       2002  Ct.          Oakland, CA    Sausalito, CA     Open      Mesothelloma     by Taylor-Jett
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Multiple
Aubery, Myre                                                                                                       unidentified
v. A.p. Green                                                                                                      employers/
Industries,                                                                                                        jobsites
et al             Davis Water &           CA-San       Eric Hass-     Dean Henley-                                 Plumber/
including USF     Waste as                Francisco    Burnham        Paul & Henley,                               pipefitter
Distribution      successor to            Superior     Brown,         Richmond,         Closure   Wrongful Death-  1952 to 2001 in
Group- CA         Taylor-Jett       2002  Ct.          Oakland, CA    CA                pending   Lung Cancer      Los Angeles area.
------------------------------------------------------------------------------------------------------------------------------------
Gunderson,                                                                                        Personal Injury- Washed clothes
Genevive J.,                                                                                      Mesothelloma.    of pipefitter
V.A.W. Chesterion                                                                                 Wife alleges     (interior
Company, et al    Davis Water &           CA-San       Eric Hass-     Dean-Henley-                exposure from    piping, valves
including         Waste as                Francisco    Burnham        Paul & Henley,              asbestos-laden   and boilers)
USF Distribution  successor to            Superior     Brown,         Richmond,         Closure   clothing of      husband from
Group- CA         Taylor-Jett       2002  Ct.          Oakland, CA    CA                pending   husband.         '49 to '52
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Alleged exposure
                                                                                                                   in Navy
                                                                                                                   ('50-'53), then
                                                                                                                   in Utah as
                                                                                                                   pipefitter at
                                                                                                                   various locations
Neilson, Hal v.                                                       David                                        ('49) and then in
Davis Water       Davis Water &           CA-San       Eric Hass-     Donadio-                                     CA ('53-'60),
& Waste           Waste as                Francisco    Burnham        Brayton                     Personal Injury- then at City of
Industries,       successor to            Superior     Brown,         Purcell,                    Asbestiosis      South Gate, CA
et al- CA         Taylor-Jett       2001  Ct.          Oakland, CA    Novato, CA        Open      (disputed)       ('1-'90)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Multiple
                                                                                                                   employers/
Green, Raymond                                                                                                     jobsites- alleges
v. A.p. Green                                                                                                      he personally
Industries,                                                                                                        purchased AC
et al,            Davis Water &           CA-San       Eric Hass-     Dean Henley-                Personal Injury- pipe from TJ
including         Waste as                Francisco    Burnham        Paul & Henley,              Lung Cancer/     in 60's and
USF Distribution  successor to            Superior     Brown,         Richmond,                   pleural          knew Mr. Taylor
Group- CA         Taylor-Jett       2001  Ct.          Oakland, CA    CA                Closed    disease          and Mr. Jett.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Multiple
                                                                                                                   employers/
Jones, Wayne v.                                                                                                    jobsites as
A.P. Green                                                                                                         backhoe operator
Industries,                                                                                                        ('73-'85); then
et al,            Davis Water &           CA-San       Eric Hass-                                 Personal Injury- as self-employed
including         Waste as                Francisco    Burnham                                    Asbestos         General
USF Distribution  successor to            Superior     Brown,         Jack Clopper,               related          Contractor
Group- CA         Taylor-Jett       2001  Ct.          Oakland, CA    Sausalito, CA     Open      Lung Cancer      ('85-'90)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Multiple
                                                                                                                   employers/
                                                                                                                   jobsites- alleged
                                                                                                                   exposure as
                                                                                                                   laborer and
                                                                                                                   machinist
Glosenger, Mabel                                                                                                   ('41-'47) Only
v. A.p. Green                                                                                                      connection to
Industries,                                                                                                        CA is employment
et al             Davis Water &           CA-San       Eric Hass-     Dean-Henley-                                 in Naval
including         Waste as                Francisco    Burnham        Paul & Henley,                               shipyards in
USF Distribution  successor to            Superior     Brown,         Richmond,         Closure   Wrongful death-  San Francisco
Group- CA         Taylor-Jett       2002  Ct.          Oakland, CA    CA                pending   mesothellama     ('44-45')
------------------------------------------------------------------------------------------------------------------------------------
Howell v.                                                                                                          Ace Pipeline
Marden            Davis Water &           CA-San       Eric Olson-    Christopher                 Wrongful death-  1954-1961
Susco, et al,     Waste as                Francisco    Halseend,      E. Grell, San               asbestos         & Regal
incl Davis        successor to            Superior     Baker &        Francisco,                  related          Construction
Water and Waste   Taylor-Jett       1991  Ct.          Olson          CA                Closed    disease          1961-1984
------------------------------------------------------------------------------------------------------------------------------------
Buller v.
Certain-teed                              CA-Los       Jay McConnell- Steven                      Wrongful death-
Corporation,                              Angeles      Meyers,        Roseman-                    asbestos
et al incl.       Taylor-Jett       1984- Superior     Blanch &       Los Angeles,                related
Taylor-Jett       Company           857   Ct.          McConnell      CA                Closed    disease          Unknown
------------------------------------------------------------------------------------------------------------------------------------
                                                       Jay McConnell-                             Wrongful death-
                                                       Meyers,                                    asbestos
                  Taylor-Jett       1984-              Blanch &                                   related
Gardes            Company           857   unknown      McConnell      unknown           Closed    disease          Unknown
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                 DEFENSE PAID
                                                                                      ---------------------------------



CASE                                                                                  BY         BY
NAME                       STATUS                             ROR      DEMAND         USF        CARRIER       TOTAL
-----------------------------------------------------------------------------------------------------------------------
DAVIS (TAYLOR JEFF)
-----------------------------------------------------------------------------------------------------------------------

                           New suit. We are tendering
                           to Liberty Mutual for
Forbee, Lewis v.           defense and indemnity.
USF Distribution           Also tendering to Taylor-
Group                      Jett heirs for indemnity.          n/a      unspecified                                 0
-----------------------------------------------------------------------------------------------------------------------
Aubery, Myre
v. A.p. Green
Industries,
et al
including USF
Distribution               Davis has been dismissed
Group- CA                  from suit                          yes      unspecified    1,596            0       1,596
-----------------------------------------------------------------------------------------------------------------------
Gunderson,
Genevive J.,
V.A.W. Chesterion
Company, et al
including
USF Distribution           Davis has been dismissed
Group- CA                  from suit                          yes      $185K          4,844            0       4,844
-----------------------------------------------------------------------------------------------------------------------
                           Liberty Mutual made $2,500
Neilson, Hal v.            settlement offer. Plaintiff
Davis Water                did not respond. In discovery,
& Waste                    Settlement Conference set
Industries,                for 9/6/02, trial set for
et al- CA                  9/16/02.                           yes      $15K                       22,334      22,334
-----------------------------------------------------------------------------------------------------------------------
Green, Raymond
v. A.p. Green
Industries,
et al
including
USF Distribution           Settled on 4/24/02 for
Group- CA                  $150K- Liberty funded 100%         yes      $185K                     106,202     106,202
-----------------------------------------------------------------------------------------------------------------------
Jones, Wayne v.
A.P. Green                 Demand has been reduced
Industries,                to $70K. Liberty Mutual
et al,                     approved settlement up
including                  to $40K. We offered $30K,
USF Distribution           no response from
Group- CA                  plaintiff yet.                     yes      $70K                       23,048      23,048
-----------------------------------------------------------------------------------------------------------------------
Glosenger, Mabel
v. A.p. Green
Industries,
et al
including
USF Distribution           Davis has been
Group- CA                  dismissed from suit.               TBD      Unspecified                             1,049
-----------------------------------------------------------------------------------------------------------------------
Howell v.
Marden
Susco, et al,
incl Davis
Water and Waste            Case was dismissed                 TBD      Unknown                                     0
------------------------------------------------------------------------------------------------------------------------
Buller v.
Certain-teed
Corporation,
et al incl.
Taylor-Jett                Case was dismissed in 1985         n/a      Unknown                                     0
------------------------------------------------------------------------------------------------------------------------
                           Case was settled in 1985
                           for $10,000- cost of
Gardes                     defense settlement.                n/a      Unknown                                     0
------------------------------------------------------------------------------------------------------------------------


                                 SETTLEMENTS PAID
                              -------------------------------------
                                                         TOTAL
                                                         PAID-
                                                         DEFENSE
CASE                          BY     BY                  AND
NAME                          USF    CARRIER    TOTAL    INDEMNITY
-------------------------------------------------------------------
DAVIS (TAYLOR JEFF)
-------------------------------------------------------------------



Forbee, Lewis v.
USF Distribution
Group                                               0            0
-------------------------------------------------------------------
Aubery, Myre
v. A.p. Green
Industries,
et al
including USF
Distribution
Group- CA                                           0        1,596
-------------------------------------------------------------------
Gunderson,
Genevive J.,
V.A.W. Chesterion
Company, et al
including
USF Distribution
Group- CA                                           0        4,844
-------------------------------------------------------------------

Neilson, Hal v.
Davis Water
& Waste
et al- CA                                           0       22,334
-------------------------------------------------------------------
Green, Raymond
v. A.P. Green
Industries,
et al,
including
USF Distribution
Group- CA                            150,000  150,000      256,202
-------------------------------------------------------------------
Jones, Wayne v.
A.P. Green
Industries,
et al,
including
USF Distribution
Group- CA                                           0       23,048
-------------------------------------------------------------------
Glosenger, Mabel
v. A.p. Green
Industries,
et al
including
USF Distribution
Group- CA                                           0        1,049
-------------------------------------------------------------------
Howell v.
Marden
Susco, et al,
incl Davis
Water and Waste                                     0            0
-------------------------------------------------------------------
Buller v.
Certain-teed
Corporation,
et al incl.
Taylor-Jett                                         0            0
-------------------------------------------------------------------


Gardes                                10,000   10,000       10,000
-------------------------------------------------------------------

                                                     DG Asbestos Claims Summary
09/03/02                  Page 1 of 5              09-04-02, Davis (Taylor-Jett)

                   DISTRIBUTION GROUP ASBESTOS CLAIMS SUMMARY



-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


                            Targeted         Year                    Defense          Plaintiff         Open/
Case Name                   Entity           Served        JD        Attorney         Attorney          Closed
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------



Case Name (Continued)                Allegations         Exposure Site        Status         ROR         Demand
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    Davis (Taylor-Jeff) Subtotal
-----------------------------------------------------------------------------------------------------------------------------------



--                          -------------------------------------------------------------------
                                Defense Paid                     Settlements Paid
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Total Paid-
                                                                                                                    Defense
Case Name (Continued)                                                                  By                           and
                                By USF    By Carrier      Total         By USF         Carrier           Total      Indemnity
-----------------------------------------------------------------------------------------------------------------------------------

                                 7,489       151,584    159,073              0         160,000         160,000          319,073
-----------------------------------------------------------------------------------------------------------------------------------


09/03/02    Page 2 of 5               DG Asbestos Claims Summary 09-04-02, Davis
                                                                   (Taylor-Jeff)

                   DISTRIBUTION GROUP ASBESTOS CLAIMS SUMMARY


-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Case Name                         Targeted        Year        JD               Defense          Plaintiff         Open/
                                  Entity          Served                       Attorney         Attorney          Closed
-----------------------------------------------------------------------------------------------------------------------------
PACIFIC WATER WORKS
-----------------------------------------------------------------------------------------------------------------------------
Arndt, Judy May v. Allied         Pacific Water    2000       WA - King        Bob Gardner      David Stewart-    Closure
Signal Inc., et al including      Works Supply                Co.              Dunlap &         Brayton &         pending
Pacific Water Works Supply        Co. Inc.                    Superior         Soderland,       Purcell,
Co. Inc.-WA                                                                    Seattle, WA      Portland, OR
-----------------------------------------------------------------------------------------------------------------------------
Hatfield, John v. Pacific Water   Pacific Water    2001       WA - King        Bob Gardner      Mark Leemon-      Open
Works Supply Co. Inc. et al-      Works Supply                Co.              Dunlap &         Schroeler
WA                                Co. Inc.                    Superior         Soderland,       Goldmark and
                                                                               Seattle, WA      Bender,
                                                                                                Seattle, WA
-----------------------------------------------------------------------------------------------------------------------------
Miller, Delmonte v. Armstrong     Pacific Water    2000       WA - King        Bob Gardner      William Rutzick-  Closed
World Industries Inc. et al       Works Supply                Co.              Dunlap &         Schroeler
including Pacific Water Works     Co. Inc.                    Superior         Soderland,       Goldmark and
Supply Co. Inc.-WA                                                             Seattle, WA      Bender,
                                                                                                Seattle, WA
-----------------------------------------------------------------------------------------------------------------------------
Waldron, Evelyn (for estate of    Pacific Water    2000       WA - King        Bob Gardner      Mark Leemon-      Closed
Arthur Waldron) v. Pacific        Works Supply                Co.              Dunlap &         Schroeler
Water Works Supply Co. Inc.       Co. Inc.                    Superior         Soderland,       Goldmark and
et al                                                                          Seattle, WA      Bender,
                                                                                                Seattle, WA
-----------------------------------------------------------------------------------------------------------------------------
Duby, Bernard J. v. Pacific       Pacific Water    1999       WA - King        Bob Gardner      unknown           Closed
Water Works et al                 Works Supply                Co.              Dunlap &
                                  Co. Inc.                    Superior         Soderland,
                                                                               Seattle, WA
-----------------------------------------------------------------------------------------------------------------------------
Hodgin, Elmer v. Pacific          Pacific Water    1996       WA - King        Bob Gardner      unknown           Closed
Water Works et al                 Works Supply                Co.              Dunlap &
                                  Co. Inc.                    Superior         Soderland,
                                                                               Seattle, WA
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Case Name
                                    Allegations                   Exposure Site
--------------------------------------------------------------------------------------------------------
PACIFIC WATER WORKS
--------------------------------------------------------------------------------------------------------
Arndt, Judy May v. Allied           Wrongful death - mesothelioma Plaintiff witness alleges PWW
Signal Inc., et al including                                      pipe at two of plaintiff's jobsites.
Pacific Water Works Supply                                        Will testify that Plaintiff cut pipe.
Co. Inc.-WA
--------------------------------------------------------------------------------------------------------
Hatfield, John v. Pacific Water     Personal injury - asbestos    Alleged exposure in Navy ('42-'44)
Works Supply Co. Inc. et al-        related cancer                and while employed at Seattle
WA                                                                Water Dept. ('59-'62) Multiple
                                                                  employers/jobsites

--------------------------------------------------------------------------------------------------------
Miller, Delmonte v. Armstrong       Wrongful death - Asbestosis   Multiple employers/jobsites
World Industries Inc. et al
including Pacific Water Works
Supply Co. Inc.-WA

--------------------------------------------------------------------------------------------------------
Waldron, Evelyn (for estate of      Wrongful death - Mesothelioma Multi-year employment at one job
Arthur Waldron) v. Pacific                                        site
Water Works Supply Co. Inc.
et al

--------------------------------------------------------------------------------------------------------
Duby, Bernard J. v. Pacific         Personal injury - Asbestosis  Multiple employers/jobsites
Water Works et al


--------------------------------------------------------------------------------------------------------
Hodgin, Elmer v. Pacific            Personal injury - Asbestosis  Multiple employers/jobsites
Water Works et al


--------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

Case Name (Continued)             Status                               ROR     Demand
---------------------------------------------------------------------------------------
PACIFIC WATER WORKS
---------------------------------------------------------------------------------------
Arndt, Judy May v. Allied         Case settled for $275K with WIGA     n/a     $350K
Signal Inc., et al including      approval. WIGA will pay $274, USF
Pacific Water Works Supply        pays $1K for deductible.
Co. Inc.-WA
---------------------------------------------------------------------------------------
Hatfield, John v. Pacific Water   Trial scheduled for December '02 -   no      no demand
Works Supply Co. Inc. et al-      no discovery to date. Liability
WA                                remote. PWW did not sell to Navy
                                  or to Seattle Water Dept.

---------------------------------------------------------------------------------------
Miller, Delmonte v. Armstrong     Case was settled for $45K with       no      $100K
World Industries Inc. et al       WIGA approval based on witness
including Pacific Water Works     testimony that plaintiff was exposed
Supply Co. Inc.-WA                to PWW AC pipe while employed
                                  as pipefitter.
---------------------------------------------------------------------------------------
Waldron, Evelyn (for estate of    Settled and paid by Reliance         no      $375K
Arthur Waldron) v. Pacific        prior to bankruptcy.
Water Works Supply Co. Inc.
et al

---------------------------------------------------------------------------------------
Duby, Bernard J. v. Pacific       Obtained dismissal.                  n/a     n/a
Water Works et al


---------------------------------------------------------------------------------------
Hodgin, Elmer v. Pacific           Settled and paid by Reliance for    no      unknown
Water Works et al                  $2,500 prior to bankruptcy.


---------------------------------------------------------------------------------------

                                 -------------------------------------------------------------------
                                 Defense Paid                         Settlements Paid
------------------------------------------------------------------------------------------------------------------------------------
Case Name (Continued)            By USF      By Carrier    Total     By USF      By             Total               Total Paid-
                                                                                 Carrier                            Defense
                                                                                                                    and
                                                                                                                    Indemnity
------------------------------------------------------------------------------------------------------------------------------------
PACIFIC WATER WORKS
------------------------------------------------------------------------------------------------------------------------------------
Arndt, Judy May v. Allied        0           47,990        47,099    1,000       274,000         275,000            322,099
Signal Inc., et al including
Pacific Water Works Supply
Co. Inc.-WA
-----------------------------------------------------------------------------------------------------------------------------------
Hatfield, John v. Pacific Water  0            9,415         9,415                                      0              9,415
Works Supply Co. Inc. et al-
WA


-----------------------------------------------------------------------------------------------------------------------------------
Miller, Delmonte v. Armstrong    0           60,881        60,881                 45,000          45,000             105,881
World Industries Inc. et al
including Pacific Water Works
Supply Co. Inc.-WA

------------------------------------------------------------------------------------------------------------------------------------
Waldron, Evelyn (for estate of   0                0             0                150,000         150,000             150,000
Arthur Waldron) v. Pacific
Water Works Supply Co. Inc.
et al

------------------------------------------------------------------------------------------------------------------------------------
Duby, Bernard J. v. Pacific                                     0                                      0                    0
Water Works et al


------------------------------------------------------------------------------------------------------------------------------------
Hodgin, Elmer v. Pacific                                        0                 2,500            2,500                 2,500
Water Works et al


------------------------------------------------------------------------------------------------------------------------------------
Pacific Water Works Subtotal   0            117,395       117,395    1,000      471,500          472,500               588,995
------------------------------------------------------------------------------------------------------------------------------------

09/03/02    Page 3 of 5                     DG Asbestos Claims Summary 09-04-02,
                                                             Pacific Water Works

                   DISTRIBUTION GROUP ASBESTOS CLAIMS SUMMARY

                      Targeted    Year                Defense       Plaintiff      Open/                    Exposure
Case Name             Entity      Served    JD        Attorney      Attorney       Closed    Allegations    Site
Schneider Pipe

Brumagin, Donald R.   Schneider   2000      Court of  John F. Mead  Ed Beechler,   Closed    Wrongful       Multiple
v. R.F. Schneider     Pipe                  Common    -McDonald,    Caroselli                death -        employers/
Pipe & Supply Co.                           Pleas,    Illig. Jones  Beechler                 Mesothelioma   jobsites
Inc. et al -PA                              Eric Co., & Britton,    McTiernan &
                                            PA        Erie, PA      Conboy,
                                                                    Pittsburgh





                                                            Defense Paid                   Settlements Paid
                                                                                                                        Total Paid-
                                                                                                                        Defense
                                                                                              By                        and
Case Name             Status          ROR   Demand   By USF  By Carrier   Total      By USF   Carriers       Total      Indemnity
Schneider Pipe

Brumagin, Donald R.   Case settled    yes   $500K        0      20,000   20,000          0     150,000      150,000      170,000
v. R.F. Schneider     for $150K-100%
Pipe & Supply Co.     funded by two
Inc. et al -PA        carriers in
                      cost share
                      agreement

                           Schneider Pipe Subtotal       0      20,000   20,000          0     150,000      150,000      170,000







                                            DG Asbestos Claims Summary 09-04-02,
09/03/02                          Page 4 of 5                     Schneider Pipe

                   DISTRIBUTION GROUP ASBESTOS CLAIMS SUMMARY

                                                                                  Number
                                                                                  of
                      Targeted    Year               Defense       Plaintiff     Settled                    Exposure
Case Name             Entity      Served   JD        Attorney      Attorney      Plaintiffs   Allegations   Site          Status
Sidener Supply

Various               Sidener     1997     Missouri  T.C. Carter-  Various                    Asbestos      Granite      All cases
                      Supply Co.           and       Collier,                                 related       City         filed in
                                           Illinois  Dorsey &                                 diseases      Steel, IL    1997 have
                                                     Carter                                                              settled
                                                                                                                         or have
                                                                                                                         been
                                                                                                                         dismissed.

Various               Sidener     1998     Missouri  T.C. Carter-  Various                    Asbestos      Granite      All cases
                      Supply Co.           and       Collier,                                 related       City         filed in
                                           Illinois  Dorsey &                                 diseases      Steel, IL    1998 have
                                                     Carter                                                              settled
                                                                                                                         or have
                                                                                                                         been
                                                                                                                         dismissed.

Various               Sidener     1999     Madison   T.C. Carter-  Goldenberg                 Asbestos      Granite      One case
                      Supply Co.           County,   Collier,      Law Firm                   related       City         pending
                                           Illinois  Dorsey &                                 diseases      Steel, IL
                                                     Carter

Various               Sidener     2000     Madison   T.C. Carter-  Various       3 settled    Asbestos      Granite      All cases
                      Supply Co.           County,   Collier,                                 related       City         filed in
                                           Illinois  Dorsey &                                 diseases      Steel, IL    2000 have
                                                     Carter                                                              settled
                                                                                                                         or have
                                                                                                                         been
                                                                                                                         dismissed.

Various               Sidener     2001     Madison   T.C. Carter-  O'Brien and  15 settled    Asbestos      Granite      17 cases
                      Supply Co.           County,   Collier,      Goldenberg                 related       City         are
                                           Illinois  Dorsey &      Law Firms                  diseases      Steel, IL    pending.
                                                     Carter

Various               Sidener     2002     Madison   Paul Van      Goldenberg  877-dismissed  Asbestos      Granite      28 cases
                      Supply Co.           County,   Lysebettens-  Law Firm       76-settled  related       City         are
                                           Illinois  Gunty &                      45-pending  diseases      Steel, IL    pending.
                                                     McCarthy

                         Note 4 - Average Settlement per Plaintiff: 2000-$1000 (USF Share $421, Carrier share $579).
                       2001-$1125 (USF share $474, Carrier share $651), 2002-$1118 (USF share $471, Carrier share $545)

                         Note 5 - In addition to the 2001 total paid defense fees of $235,804, a portion of Sidener's share of legal fees amounting to $110,205 is in dispute and outstanding.

                         Note 6 - In addition to the 2002 total paid defense fees of $130,797, a portion of Sidener's share of legal fees amounting to $51,774 is in dispute and outstanding.



                                                 Defense Paid                     Settlements Paid
                                                                                                            Total Paid-
                                                                                                            Defense
                                                                                                            and
Case Name             ROR     Demand    By USF    By Carrier     Total     By USF   By Carriers   Total     Indemnity    Notes
Various                       Various   37,890       52,089     89,979                                  0      89,979    See Note 4

Various                       Various   23,267       31,966     55,253     20,002     27,496       47,500     102,753    See Note 4

Various                       Various   28,964       39,645     68,829                                  0      68,829    See Note 4

Various                       Various   41,125       56,536     97,661      1,263      1,737        3,000     100,661    See Note 4

Various                       Various   35,415      200,189    235,604      7,580     10,420       18,000     253,604    See Note 4
                                                                                                                         and Note 5

Various                       Various   28,595      110,801    139,797     35,856     49,294       65,150     224,947    See Note 4
                                                                                                                         and Note 5

              Sidener Supply Subtotal  195,577      491,549    687,123     64,701     88,849      153,650     640,773

                          GRAND TOTAL  203,666      780,525    983,591     65,701    670,449      936,150   1,919,741




                                            DG Asbestos Claims Summary 09-04-02,
09/03/02                          Page 5 of 5                     Sidener Supply

                                  APPENDIX D-6

               WORKERS' COMPENSATION CLAIMS: TRAVELERS INSURANCE

                                  APPENDIX D-7

                WORKERS' COMPENSATION CLAIMS: ARGONAUT INSURANCE

____________________________________________________________________________________________________________________________________
                    Claimant Last       Claimant First                Claim     Dt. of    Claim       Claim
Address   Facility  Name                Name           Claim Number   Count     Injury    Status      Type    Cause of Injury
____________________________________________________________________________________________________________________________________
4613 West Bethany Road, Little Rock AR                                                                        Fall from Different
                                                                                                              Level Fall, Slip Or
          6         SINKEY              STEVEN         41-000758-0    1         5/20/98   Closed      IND     Trip Injury
                    ________________________________________________________________________________________________________________
                                                                                                              Fall from Different
                                                                                                              Level Fall, Slip Or
                    BROWN               AL             41-902181-0    1         4/27/98   Closed Mo   MO      Trip Injury
                    ________________________________________________________________________________________________________________
                                                                                                              Object Being Lifted
                                                                                                              Or Handled Struck
                    SINKEY              STEVE          41-902182-0    1          4/3/98   Closed Mo   MO      Or Injured By
                    ________________________________________________________________________________________________________________
                                                                                                              Jumping Strain Or
                    BROWN               ALFORD         41-903128-0    1          4/5/99   Closed Mo   MO      Injury By
                    ________________________________________________________________________________________________________________
                                                                                                              Stepped On Sharp
                                                                                                              Object Striking
                    PEARSON             JOHN           41-903452-0    1         5/20/99   Closed Mo   MO      Against Or Stepping On
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
2801 W. Cheery Lyn Rd., Phoenix, Az
____________________________________________________________________________________________________________________________________
                                                                                                              Object Being Lifted
                                                                                                              Or Handled Struck
          24        MERSINO             BRADFORD       73-501497-0    1         8/11/00   Closed Mo   MO      Or Injured By
                    ________________________________________________________________________________________________________________
                                                                                                              Jumping Strain Or
                    RODRIGUEZ           ERNIE          73-574186-0    1         3/13/98   Closed Mo   MO      Injury By
                    ________________________________________________________________________________________________________________
                                                                                                              Powered Hand
                                                                                                              Tool/Appliance Cut,
                                                                                                              Puncture, Scrape,
                    MUNGIA              DELORES        73-574289-0    1          4/9/98   Closed Mo   MO      Injured By
                    ________________________________________________________________________________________________________________
                                                                                                              Lifting Strain Or
                    GULLEY              STEVEN         73-500543-0    1         11/4/99   Closed Mo   MO      Injury By
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

2651 East Byrd Avenue, Fresno CA
____________________________________________________________________________________________________________________________________
                                                                                                              Collision With
                                                                                                              Another Vehicle
          58        HICKENBOTTOM        JAMES          74-014532-0    1         7/23/99   Closed      IND     Motor Vehicle
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
1015 Linda Vista Drive, San Marcos CA
____________________________________________________________________________________________________________________________________
                                                                                                              Miscellaneous-Slip
          99        DOUGLAS             STEVE          62-410178-0    1         7/29/99   Closed Mo   MO      Or Fall
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
4700 District Boulevard, Vernon CA
____________________________________________________________________________________________________________________________________
                                                                                                              Lifting Strain Or
         122        HOOD                DON            62-409536-0    1          8/3/98   Closed Mo   MO      Injury By
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
1910 38th Street, Denver, Co
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                    Claimant Last       Claimant First
Address   Facility  Name                Name                Nature of Injury    Incurred       Paid           Reserve
____________________________________________________________________________________________________________________________________
4613 West Bethany Road, Little Rock AR

          6         SINKEY              STEVEN              Fracture            7,181.54        8,574.36      (1,392.82)
                    ________________________________________________________________________________________________________________


                    BROWN               AL                  Sprain                847.04          847.04             --
                    ________________________________________________________________________________________________________________


                    SINKEY              STEVE               Contusion             377.31          377.31             --
                    ________________________________________________________________________________________________________________

                    BROWN               ALFORD              Strain              1,119.88        1,119.88             --
                    ________________________________________________________________________________________________________________


                    PEARSON             JOHN                Strain                367.08          367.08             --
____________________________________________________________________________________________________________________________________
                                                            Subtotal            9,892.85       11,285.67      (1,392.82)
____________________________________________________________________________________________________________________________________
2801 W. Cheery Lyn Rd., Phoenix, Az
____________________________________________________________________________________________________________________________________


          24        MERSINO             BRADFORD            Contusion              94.12           94.12             --
                    ________________________________________________________________________________________________________________

                    RODRIGUEZ           ERNIE               Contusion             834.08          834.08             --
                    ________________________________________________________________________________________________________________



                    MUNGIA              DELORES             Laceration            292.12          292.12             --
                    ________________________________________________________________________________________________________________

                    GULLEY              STEVEN              Strain                837.49          837.49             --
____________________________________________________________________________________________________________________________________
                                                            Subtotal            2,057.81        2,057.81            --
____________________________________________________________________________________________________________________________________

2651 East Byrd Avenue, Fresno CA
____________________________________________________________________________________________________________________________________


          58        HICKENBOTTOM        JAMES               Strain              807.12            807.12             --
____________________________________________________________________________________________________________________________________
                                                            Subtotal            807.12           807.12              --
____________________________________________________________________________________________________________________________________
1015 Linda Vista Drive, San Marcos CA
____________________________________________________________________________________________________________________________________

          99        DOUGLAS             STEVE               Sprain              297.23            297.23             --
____________________________________________________________________________________________________________________________________
                                                            Subtotal            297.23            297.23             --
____________________________________________________________________________________________________________________________________
4700 District Boulevard, Vernon CA
____________________________________________________________________________________________________________________________________

         122        HOOD                DON                 Strain              687.36            687.36             --
____________________________________________________________________________________________________________________________________
                                                            Subtotal            687.36            687.36             --
____________________________________________________________________________________________________________________________________
1910 38th Street, Denver, Co
____________________________________________________________________________________________________________________________________

5/31/02                           Page 1 of 17

------------------------------------------------------------------------------------------------------------------------------------
                                            CLAIMANT LAST   CLAIMANT FIRST                    CLAIM     DT OF      CLAIM      CLAIM
ADDRESS                       FACILITY      NAME            NAME                CLAIM NUMBER  COUNT     INJURY     STATUS      TYPE
------------------------------------------------------------------------------------------------------------------------------------
                              134            HUGER          NATHANIEL           65-200902-0    1          8/30/00  CLOSED    IND
------------------------------------------------------------------------------------------------------------------------------------
                                             GOMEZ          DENNIS              65-200516-0    1           6/9/99  CLOSED    IND
------------------------------------------------------------------------------------------------------------------------------------
                                             GOMEZ          DENNIS              65-601289-0    1          3/17/99  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
19C GREENHORN DRIVE,
PUEBLO CO
------------------------------------------------------------------------------------------------------------------------------------

                              139            DERCOLE        DALE                65-601248-0    1           3/5/99  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
4720 LAREDO AVE.,
FORT MEYERS, FL
------------------------------------------------------------------------------------------------------------------------------------
                              165            CAFARO         AMY                 70-163342-0    1           7/8/00  CLOSED    IND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
11310 DISTRIBUTION AVENUE
WEST, JACKSONVILLE FL
------------------------------------------------------------------------------------------------------------------------------------
                              170            WHITE          SAMUEL              70-162271-0    1          8/17/98  CLOSED    IND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             WHITE          SAMUEL              70-738595-0    1           1/4/99  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
460 FIFE ROAD,
MULBERRY, FL
------------------------------------------------------------------------------------------------------------------------------------
                              174            CUNNINGHAM     IDELA               70-163467-0    1           5/5/00  CLOSED    IND
------------------------------------------------------------------------------------------------------------------------------------
                                             ENGLE          JAY                 70-742345-0    1          11/2/00  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
                                             POPE           MICHAEL             70-736788-0    1           6/2/98  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
                                             GUERRERO       JESUS               70-737881-0    1         10/19/98  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
                                             BAIRD          GEORGE              70-738226-0    1         12/14/98  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                        CLAIMANT LAST   CLAIMANT     CAUSE                NATURE OF
ADDRESS                   FACILITY      NAME            FIRST NAME   OF INJURY            INURY     INCURRED      PAID       RESERVE
------------------------------------------------------------------------------------------------------------------------------------
                          134            HUGER          NATHANIEL     Injury By           Hernia    8,803.48       8,803.48     --
------------------------------------------------------------------------------------------------------------------------------------
                                         GOMEZ          DENNIS        Lifting Strain      Strain    5,836.74       5,836.74     --
                                                                      Or Injury By
------------------------------------------------------------------------------------------------------------------------------------
                                         GOMEZ          DENNIS        Miscellaneous-      Fracture    565.75         565.75     --
                                                                      Slip Or Fall
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL 15,205.97      15,205.97     --
------------------------------------------------------------------------------------------------------------------------------------
19C GREENHORN DRIVE,
PUEBLO CO
------------------------------------------------------------------------------------------------------------------------------------
                          139            DERCOLE        DALE          Collision With      Contusion      -              -         -
                                                                      Another Vehicle
                                                                      Motor Vehicle
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL       -              -         -
------------------------------------------------------------------------------------------------------------------------------------
4720 LAREDO AVE.,
FORT MEYERS, FL
------------------------------------------------------------------------------------------------------------------------------------
                          165            CAFARO         AMY           Struck By Falling   Fracture  9,026.15       9,026.15       -
                                                                      Or Flying Object
                                                                      Struck Or
                                                                      Injured By
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL  9,026.15       9,026.15       -
------------------------------------------------------------------------------------------------------------------------------------
11310 DISTRIBUTION AVENUE
WEST, JACKSONVILLE FL
------------------------------------------------------------------------------------------------------------------------------------
                          170            WHITE          SAMUEL        Pushing Or Pulling  Strain   12,998.45      12,998.45       -
                                                                      Strain Or Injury By
------------------------------------------------------------------------------------------------------------------------------------
                                        WHITE          SAMUEL         Caught Between      Sprain      175.18         175.18       -
                                                                      Objects Caught In
                                                                      Or Between
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL 13,173.63      13,173.63       -
------------------------------------------------------------------------------------------------------------------------------------
460 FIFE ROAD,
MULBERRY, FL
------------------------------------------------------------------------------------------------------------------------------------
                          174            CUNNINGHAM     IDELA         Powered Hand        Multiple  2,495.28       2,495.28       -
                                                                      Tool/Appliance      Physical
                                                                      Cut, Puncture,      Injuries
                                                                      Scrape, Injured
                                                                      By
------------------------------------------------------------------------------------------------------------------------------------
                                         ENGLE          JAY           Miscellaneous-      Francture   814.33         814.33       -
                                                                      Slip Or Fall
------------------------------------------------------------------------------------------------------------------------------------
                                         POPE           MICHAEL       Miscellaneous-      Laceration       -              -       -
                                                                      Sharp Object
                                                                      Cut, Puncture,
                                                                      Scrape, Injured
                                                                      By
------------------------------------------------------------------------------------------------------------------------------------
                                         GUERRERO       JESUS         Caught Between      Contusion   266.09         266.09       -
                                                                      Objects Caught
                                                                      In Or Between
------------------------------------------------------------------------------------------------------------------------------------
                                         BAIRD          GEORGE        Caught In Machine   Contusion   160.25         160.25       -
                                                                      Caught In Or
                                                                      Between
------------------------------------------------------------------------------------------------------------------------------------



5/31/02                        Page 2 of 17

                  Claimant  Claimant
                  Last      First   Claim       Claim  Dt of   Claim      Claim   Cause of      Nature of                      Re-
Address Facility  Name      Name    Number      Count  Injury  Status     Type     Injury        Injury     Incurred  Paid     serve
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Object Being
                                                                                  Lifted Or
                                                                                  Handled Cut,
                                                                                  Puncture,
                                                                                  Scrape,
                  LOPEZ     JAMES   70-738844-0   1     9/24/98 Closed Mo  MO     Injured By    Laceration    173.99    173.99     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Other Than
                                                                                  Physical
                                                                                  Cause of
                                                                                  Injury -
                                                                                  Miscell-
                                                                                  aneous
                  STEWART   SHERRI  70-162975-0   1    10/28/99 Closed     IND    Causes        Mental Stress      -         -     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Object Being
                                                                                  Lifted Or
                                                                                  Handled Cut,
                                                                                  Puncture,
                                                                                  Scrape,
                  YOUMANS   WILBUR  70-739048-0   1     3/25/99 Closed Mo  MO     Injured By    Laceration    260.18    260.18     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Hand Tool-
                                                                                  Not Powered
                                                                                  Cut,
                                                                                  Puncture,
                                                                                  Scrape,
                  BARNES    KEITH   70-739616-0   1     6/30/99 Closed Mo  MO     Injured By    Laceration    228.53    228.53     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Hand Tool-
                                                                                  Not Powered
                                                                                  Cut,
                                                                                  Puncture,
                            CHRISTO-                                              Scrape,
                  KNIGHT    PHER     0-739780-0   1      8/2/99 Closed Mo  MO     Injured By    Laceration    198.24    198.24     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SUBTOTAL    4,596.89  4,596.89     -
------------------------------------------------------------------------------------------------------------------------------------
4310 N.W. 10TH AVENUE, OAKLAND PARK FL
------------------------------------------------------------------------------------------------------------------------------------
                  MASSA-                                                          Miscell-
                  RELLI                                                           aneous Slip
             176  JR.       RICHARD 70-738116-0   1    10/13/98 CLOSED Mo  MO     or Fall       Strain        254.02    254.02     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SUBTOTAL      254.02    254.02     -
------------------------------------------------------------------------------------------------------------------------------------
3333 OLD WINTER GARDEN ROAD, ORLANDO FL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Object Being
                                                                                  Lifted Or
                                                                                  Handled Cut,
                                                                                  Puncture,
                                                                                  Scrape,
             182 SUTTON     RONALD  70-737177-0   1     6/30/98 CLOSED Mo  MO     Injured By    Contusion     501.89    501.89     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Dust, Gases,
                                                                                  Fumes or
                                                                                  Vapors Burn
                                                                                  Or Scald-
                                                                                  Heat or Cold
                 SUTTON     RONALD  70-740068-0   1     9/17/99 CLOSED Mo  MO     Injured By    Inflammation  261.55    261.55     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Miscell-
                                                                                  aneous Sharp
                                                                                  Object Cut,
                                                                                  Puncture,
                                                                                  Scrape,
                  ULACCO    ROBERT  70-736795-0   1     5/21/98 Closed Mo  MO     Injured By    Laceration    142.66    142.66     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Lifting
                                                                                  Strain or
                 SULTON     RONALD  70-739519-0   1     6/18/99 CLOSED Mo  MO     Injured By    Contusion      80.10     80.10     -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SUBTOTAL      986.20    986.20     -
------------------------------------------------------------------------------------------------------------------------------------
8782 PAUL STARR DR. PENSACOLA, FL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Lifting
                                                                                  Strain or
             188 LEWIS      ROY     70-742382-0   1      1/3/01 CLOSED Mo  MO     Injured By    Strain         43.87     43.87     -
------------------------------------------------------------------------------------------------------------------------------------

     5/31/02                      Page 3 of 17

------------------------------------------------------------------------------------------------------------------------------------
                                     CLAIMANT LAST  CLAIMANT FIRST               CLAIM  DT OF   CLAIM    CLAIM
ADDRESS                    FACILITY  NAME           NAME           CLAIM NUMBER  COUNT  INJURY  STATUS   TYPE  CASE OF INJURY
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1101 WEST 17TH STREET,
RIVIERA BEACH FL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Caught In Machine
                                                                                                               Caught In Or
                           190       JENKINS        EDWARD         70-162469-0     1    2/2/99  Closed   IND   Between
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Caught In Collapsing
                                                                                                               Materials Caught In
                                     JENKINS        EDWARD         70-737755-0     1    9/1/98  Closed Mo  MO  Under Or Between
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Object Being Lifted
                                                                                                               Or Handled Cut,
                                                                                                               Puncture, Scrape,
                                     SORDOVAL       CARLOS         70-738227-0     1    12/7/98 Closed Mo  MO  Injured By
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Lifting Strain Or
                                     LANGER         CHRISTOPHER    70-740554-0     1    12/1/99 Closed Mo  MO  Injury By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
330 PAINT STREET,
ROCKLEDGE FL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Struck Against
                                                                                                               Object Being Lifted
                           191       WILLIAMS       TRAVIS         70-738121-0     1    6/24/98 Closed Mo  MO  Or Handled
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6761 26TH COURT EAST,
SARASOTA FL
------------------------------------------------------------------------------------------------------------------------------------
                           192       FAHEY          JOHN           70-738519-0     1   12/30/98 Closed Mo  MO  Foreign Body In Eye
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2803 MANUFACTURER COURT,
TALLAHASSEE FL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Using Tool Or
                                                                                                               Machine Strain Or
                           195       FORRESTER      ADRIAN         70-738122-0     1   10/29/98 Closed Mo  MO  Injury By
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Struck Against
                                                                                                               Object Being Lifted
                                     COOPER         JOHN           70-739322-0     1    5/5/99  Closed Mo  MO  Or Handled
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
7532 MALTA LANE,
TAMPA FL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Fall Into Openings
                                                                                                               Fall, Slip Or Trip
                           197       LOVE           JAMES          70-737533-0     1    8/18/98 Closed Mo  MO  Injury
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Fall From Different
                                                                                                               Level Fall, Slip Or
                                     PATRICK        JESSE          70-737540-0     1    8/25/98 Closed Mo  MO  Trip Injury
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Object Being Lifted
                                                                                                               Or Handled Cut,
                                                                                                               Puncture, Scrape,
                                     TAYLOR         JAMES          70-738115-0     1   10/30/98 Closed Mo  MO  Injured By
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDRESS                    NATURE OF INJURY  INCURRED     PAID     RESERVE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           SUBTOTAL          43.87        43.87      --
--------------------------------------------------------------------------------
1101 WEST 17TH STREET,
RIVIERA BEACH FL
--------------------------------------------------------------------------------


                           Fracture          12,105.08    12,105.08  --
--------------------------------------------------------------------------------


                           Contusion         418.10       418.10     --
--------------------------------------------------------------------------------



                           Contusion         338.92       338.92     --
--------------------------------------------------------------------------------

                           Strain            259.07       259.07     --
--------------------------------------------------------------------------------
                           SUBTOTAL          13,121.17    13,121.17  --
--------------------------------------------------------------------------------
330 PAINT STREET,
ROCKLEDGE FL
--------------------------------------------------------------------------------


                           Contusion         1,851.43     1,851.43   --
--------------------------------------------------------------------------------
                           SUBTOTAL          1,851.43     1,851.43   --
--------------------------------------------------------------------------------
6761 26TH COURT EAST,
SARASOTA FL
--------------------------------------------------------------------------------
                           Inflammation      282.48       282.48     --
--------------------------------------------------------------------------------
                           SUBTOTAL          282.48       282.48     --
--------------------------------------------------------------------------------
2803 MANUFACTURER COURT,
TALLAHASSEE FL
--------------------------------------------------------------------------------


                           Strain            70.74        70.74      --
--------------------------------------------------------------------------------


                           Contusion         223.20       223.20     --
--------------------------------------------------------------------------------
                           SUBTOTAL          293.94       293.94     --
--------------------------------------------------------------------------------
7532 MALTA LANE,
TAMPA FL
--------------------------------------------------------------------------------


                           Contusion         1,825.44     1,825.44   --
--------------------------------------------------------------------------------


                           Sprain            642.19       642.19     --
--------------------------------------------------------------------------------



                           Contusion         137.70       137.70     --
--------------------------------------------------------------------------------
                           SUBTOTAL          2,605.33     2,605.33   --
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            CLAIMANT LAST   CLAIMANT FIRST                    CLAIM     DT OF      CLAIM      CLAIM
ADDRESS                       FACILITY      NAME            NAME                CLAIM NUMBER  COUNT     INJURY     STATUS      TYPE
------------------------------------------------------------------------------------------------------------------------------------
3620 MILLEDGEVILLE ROAD,
AUGUSTA, GA
------------------------------------------------------------------------------------------------------------------------------------
                              210            HAYES          CHRISTOPHER         70-739038-0    1          3/16/99  Closed Mo MO
------------------------------------------------------------------------------------------------------------------------------------
4355 WOODWARD WAY,
BUFORD, GA
------------------------------------------------------------------------------------------------------------------------------------
                              211            ROGERS         RUFUS               70-162351-0    1          11/3/98  Closed    IND
------------------------------------------------------------------------------------------------------------------------------------
                                             FISCHER        ERIC                70-162760-0               8/12/99  Open      IND
------------------------------------------------------------------------------------------------------------------------------------
                                             ROGERS         RUFUS               70-739326-0    1          5/3/99   Closed Mo MO
------------------------------------------------------------------------------------------------------------------------------------
2455 OLD COVINGTON
HIGHWAY, CONYERS, GA
------------------------------------------------------------------------------------------------------------------------------------
                              214            CULPEPPER      MILLARD             70-739891-0    1          5/11/99  Closed Mo MO
------------------------------------------------------------------------------------------------------------------------------------
5800 GATEWAY DRIVE,
GRIMES, IA
------------------------------------------------------------------------------------------------------------------------------------
                              232            STANLEY        LARRY               59-012371-0    1          1/15/99  Closed    IND
------------------------------------------------------------------------------------------------------------------------------------
                                             STOUT          MICHAEL             59-335040-0    1          1/29/99  Closed Mo MO
------------------------------------------------------------------------------------------------------------------------------------
                                             STANLEY        LARRY               59-012404-0                3/9/99  Open      IND
------------------------------------------------------------------------------------------------------------------------------------
                                             ZUCK           JOHN                59-335997-0    1          10/4/99  Closed Mo MO
------------------------------------------------------------------------------------------------------------------------------------
                                             JOHNSON        RANDY               59-336452-0    1          11/30/99 Closed Mo MO
------------------------------------------------------------------------------------------------------------------------------------
6720 SW MCEWAN,
LAKE OSWEGO, OR
------------------------------------------------------------------------------------------------------------------------------------
                              532            LITTLE         JAMES               12-039271-0     1           7/6/99 Closed    IND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
6829 IRENE ROAD,
BELVIDERE IL
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                        CLAIMANT LAST   CLAIMANT     CAUSE                NATURE OF
ADDRESS                   FACILITY      NAME            FIRST NAME   OF INJURY            INJURY    INCURRED     PAID       RESERVE
------------------------------------------------------------------------------------------------------------------------------------
3620 MILLEDGEVILLE ROAD,
AUGUSTA, GA
------------------------------------------------------------------------------------------------------------------------------------
                           210          HAYES           CHRISTOPHER  Caught Between       Contusion    569.11      569.11     -
                                                                     Objects Caught In
                                                                     Or Between
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL     569.11      569.11     -
------------------------------------------------------------------------------------------------------------------------------------
4355 WOODWARD WAY,
BUFORD, GA
------------------------------------------------------------------------------------------------------------------------------------
                           211          ROGERS          RUFUS        Caught Between       Fracture     848.52      848.52     -
                                                                     Objects Caught In
                                                                     Or Between
-----------------------------------------------------------------------------------------------------------------------------------
                                        FISCHER         ERIC         Lifting Strain Or    Strain    78,122.00   65,733.48 12,388.52
                                                                     Injury By
------------------------------------------------------------------------------------------------------------------------------------
                                        ROGERS          RUFUS        Object Being Lifted  Contusion    205.19      205.19     -
                                                                     or Handled Cut,
                                                                     Puncture, Scrape,
                                                                     Injured By
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL  79,175.71   66,787.19 12,388.52
------------------------------------------------------------------------------------------------------------------------------------
2455 OLD COVINGTON
HIGHWAY, CONYERS, GA
------------------------------------------------------------------------------------------------------------------------------------
                           214          CULPEPPER       MILLARD      Fall From Different  Sprain          -           -         -
                                                                     Level Fall, Slip Or
                                                                     Trip Injury
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL        -           -         -
------------------------------------------------------------------------------------------------------------------------------------
5800 GATEWAY DRIVE,
GRIMES, IA
------------------------------------------------------------------------------------------------------------------------------------
                          232           STANLEY         LARRY        Pushing or Pulling   Crushing   4,722.40    4,722.40       -
                                                                     Strain Or Injury By
------------------------------------------------------------------------------------------------------------------------------------
                                        STOUT           MICHAEL      Fall On Ice Or Snow  Fracture     606.33      606.33       -
                                                                     Fall, Slip Or Trip
                                                                     Injury
------------------------------------------------------------------------------------------------------------------------------------
                                        STANLEY         LARRY        Fall On Ice Or Snow  Fracture  45,336.00   26,290.52 19,045.48
                                                                     Fall, Slip Or Trip
                                                                     Injury
------------------------------------------------------------------------------------------------------------------------------------
                                        ZUCK            JOHN         Fall On Same Level   Contusion       -           -         -
                                                                     Fall, Slip Or Trip
                                                                     Injury
------------------------------------------------------------------------------------------------------------------------------------
                                        JOHNSON         RANDY        Struck By Falling Or Contusion    890.60      890.60       -
                                                                     Flying Object Struck
                                                                     Or Injured By
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL  51,555.33   32,509.85 19,045.48
------------------------------------------------------------------------------------------------------------------------------------
6720 SW MCEWAN,
LAKE OSWEGO, OR
------------------------------------------------------------------------------------------------------------------------------------
                          532           LITTLE          JAMES        Pushing Or Pulling
                                                                     Strain Or Injury By  Strain     5,378.16    5,577.06   (198.90)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL   5,378.16     5,577.06  (198.90)
------------------------------------------------------------------------------------------------------------------------------------
6829 IRENE ROAD,
BELVIDERE IL
------------------------------------------------------------------------------------------------------------------------------------

5/31/02                        Page 5 of 17

------------------------------------------------------------------------------------------------------------------------------------
                     Claimant Last  Claimant First                Claim   Dt of    Claim   Claim                   Nature of
Address   Facility   Name           Name            Claim Number  Count   Injury   Status  Type   Cause of Injury  Injury
------------------------------------------------------------------------------------------------------------------------------------
              248   PERKINS        LESLEY           59-011937-0       1   9/17/98  Closed   IND   Collision With    Multiple
                                                                                                  Another Vehicle   Physical
                                                                                                  Motor Vehicle     Injury
------------------------------------------------------------------------------------------------------------------------------------
                    KAMHOLTZ       KEVIN            59-332748-0       1   3/24/98  Closed    MO   Fall On Same
                                                                                   Mo             Level Fall, Slip
                                                                                                  Or Trip Injury    Fracture
------------------------------------------------------------------------------------------------------------------------------------
                    WOODRUFF       THOMAS           59-332936-0       1   3/6/98   Closed    MO   Miscellaneous-Over
                                                                                   Mo              Exertion Strain
                                                                                                   Or Injury By     Strain
------------------------------------------------------------------------------------------------------------------------------------
                    HANDRICK       BRUCE            59-333997-0       1   6/25/98  Closed    MO   Lifting Strain Or
                                                                                   Mo              Injury By        Strain
------------------------------------------------------------------------------------------------------------------------------------
                    KOHLEY         CHRIS            59-335501-0       1   3/31/99  Closed    MO   Pushing Or Pulling
                                                                                   Mo             Strain Or Injury By Strain
------------------------------------------------------------------------------------------------------------------------------------
                    KOHLEY         CHRISTOPHER      59-335965-0       1   8/19/99  Closed    MO   Struck Against    Laceration
                                                                                   Mo             Stationary Object
                                                                                                  Striking Against
                                                                                                  Or Stepping On
------------------------------------------------------------------------------------------------------------------------------------
220 SOUTH WESTGATE DRIVE, CAROL STREAM IL                                                                           SUBTOTAL
------------------------------------------------------------------------------------------------------------------------------------
              251   REMALY         GREGORY          59-012895-0       1   4/27/98  Closed    IND  Lifting Strain Or Strain
                                                                                                  Injury By
------------------------------------------------------------------------------------------------------------------------------------
                    SAMUELS        JEFF             59-335517-0       1   4/16/99  Closed    MO   Fall On Same      Strain
                                                                                   Mo             Level Fall, Slip
                                                                                                  Or Trip Injury
------------------------------------------------------------------------------------------------------------------------------------
                    MARTIN         KENNETH          59-335571-0       1   6/11/99  Closed    MO   Slipped Did Not   Contusion
                                                                                   Mo             Fall Fall or Slip
                                                                                                  Injury
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     SUBTOTAL
------------------------------------------------------------------------------------------------------------------------------------
45 NORTHGATE INDUSTRIAL DRIVE, GRANITE CITY IL
------------------------------------------------------------------------------------------------------------------------------------
             257    LUCAS          GEORGE           59-011681-0       1   5/8/98   Closed    IND  Jumping Strain    Strain
                                                                                                  Or Injury By
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     SUBTOTAL
------------------------------------------------------------------------------------------------------------------------------------
29972 NORTH SKOKIE HIGHWAY, UNIT 1, LAKE BLUFF IL
------------------------------------------------------------------------------------------------------------------------------------
            260     VESTERFELT     DANIEL           59-334169-0       1   10/6/98  Closed    MO   Struck Against    Contusion
                                                                                   Mo             Stationary
                                                                                                  Object Striking
                                                                                                  Against Or
                                                                                                  Stepping On
------------------------------------------------------------------------------------------------------------------------------------
                    ROBINSON       LESLIE           59-334172-0       1   10/2/98  Closed    MO   Jumping Strain    Sprain
                                                                                   Mo             Or Injury By
------------------------------------------------------------------------------------------------------------------------------------
                    KINKELAAR      DANIEL           59-335573-0       1   6/11/99  Closed    MO   Reaching Strain   Laceration
                                                                                   Mo             Or Injury By
------------------------------------------------------------------------------------------------------------------------------------
                    VESTERFELT     DANIEL           59-335574-0       1   6/21/99  Closed    MO   Lifting Strain    Strain
                                                                                   Mo             Or Injury By
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     SUBTOTAL
------------------------------------------------------------------------------------------------------------------------------------
18900 SO. 82ND AVENUE, MOKENA, IL
------------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------
                  Claimant Last  Claimant First                       Nature of
Address   Facility   Name           Name             Cause of Injury  Injury         Incurred       Paid       Reserve
----------------------------------------------------------------------------------------------------------------------
              248   PERKINS        LESLEY            Collision With    Multiple
                                                     Another Vehicle   Physical
                                                     Motor Vehicle     Injury            56.79       56.79       -
---------------------------------------------------------------------------------------------------------------------
                    KAMHOLTZ       KEVIN             Fall On Same
                                                     Level Fall, Slip
                                                     Or Trip Injury    Fracture         631.33      631.33       -
---------------------------------------------------------------------------------------------------------------------
                    WOODRUFF       THOMAS            Miscellaneous-Over
                                                      Exertion Strain
                                                      Or Injury By     Strain           287.03      287.03       -
--------------------------------------------------------------------------------------------------------------------
                    HANDRICK       BRUCE             Lifting Strain Or
                                                      Injury By        Strain           168.00      168.00       -
--------------------------------------------------------------------------------------------------------------------
                    KOHLEY         CHRIS             Pushing Or Pulling
                                                     Strain Or Injury  Strain           204.80      204.80       -
                                                     By
-------------------------------------------------------------------------------------------------------------------
                    KOHLEY         CHRISTOPHER       Struck Against    Laceration
                                                     Stationary Object
                                                     Striking Against
                                                     Or Stepping On                     232.00      232.00       -
-------------------------------------------------------------------------------------------------------------------
220 SOUTH WESTGATE DRIVE, CAROL STREAM IL                              SUBTOTAL       1,579.95    1,579.95       -
-------------------------------------------------------------------------------------------------------------------
              251   REMALY         GREGORY           Lifting Strain Or Strain
                                                     Injury By                       18,193.09   18,193.09       -
-------------------------------------------------------------------------------------------------------------------
                    SAMUELS        JEFF              Fall On Same      Strain
                                                     Level Fall, Slip
                                                     Or Trip Injury                     121.29      121.29       -
-------------------------------------------------------------------------------------------------------------------
                    MARTIN         KENNETH           Slipped Did Not   Contusion
                                                     Fall Fall or Slip
                                                     Injury                             602.32      602.32       -
-------------------------------------------------------------------------------------------------------------------
                                                                        SUBTOTAL     18,916.70   18,916.70       -
-------------------------------------------------------------------------------------------------------------------
45 NORTHGATE INDUSTRIAL DRIVE, GRANITE CITY IL
-------------------------------------------------------------------------------------------------------------------
             257    LUCAS          GEORGE            Jumping Strain    Strain
                                                     Or Injury By                    13,046.36   13,046.36       -
-------------------------------------------------------------------------------------------------------------------
                                                                        SUBTOTAL     13,046.36   13,046.36       -
-------------------------------------------------------------------------------------------------------------------
29972 NORTH SKOKIE HIGHWAY, UNIT 1, LAKE BLUFF IL
-------------------------------------------------------------------------------------------------------------------
            260     VESTERFELT     DANIEL            Struck Against    Contusion
                                                     Stationary
                                                     Object Striking
                                                     Against Or
                                                     Stepping On                        212.29      212.29       -
-------------------------------------------------------------------------------------------------------------------
                    ROBINSON       LESLIE            Jumping Strain    Sprain
                                                     Or Injury By                       586.34      586.34       -
-------------------------------------------------------------------------------------------------------------------
                    KINKELAAR      DANIEL            Reaching Strain   Laceration
                                                     Or Injury By                       243.16      243.16       -
-------------------------------------------------------------------------------------------------------------------
                    VESTERFELT     DANIEL            Lifting Strain    Strain
                                                     Or Injury By                           -          -         -
-------------------------------------------------------------------------------------------------------------------
                                                                        SUBTOTAL      1,041.79    1,041.79       -
-------------------------------------------------------------------------------------------------------------------
18900 SO. 82ND AVENUE, MOKENA, IL
-------------------------------------------------------------------------------------------------------------------


5/31/02                           Page 6 of 17

                                                  Claimant       Claimant
                                                  Last           First     Claim          Claim     Dt of     Claim     Claim
Address                                 Facility  Name           Name      Number         Count     Injury    Status    Type
---------------------------------------------------------------------------------------------------------------------------------



                                        262       SMITH          ETHAN     59-336970-0    1         8/1/00    Closed Mo  MO
---------------------------------------------------------------------------------------------------------------------------------


                                                  RODERICK       FRANK     59-339260-0    1         12/20/00   Closed Mo MO
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
1950 E. MAIN ST. GREENWOOD, IN
---------------------------------------------------------------------------------------------------------------------------------



                                        291       JOHNSON        DEREK     59-338448-0    1         5/11/00   Closed Mo  MO
---------------------------------------------------------------------------------------------------------------------------------
1680 EXPO LANE, INDIANAPOLIS, IN
---------------------------------------------------------------------------------------------------------------------------------

                                        296       WEBB           JAMES     59-338627-0    1        10/9/00    Closed Mo  MO
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
5858 THUNDERBIRD ROAD, OAKLANDON IN
---------------------------------------------------------------------------------------------------------------------------------

                                        306       LEE            RANDELL   59-336384-0    1        8/17/99    Closed Mo  MO
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
10830 JOLIET ST., ST. JOHN, IN
---------------------------------------------------------------------------------------------------------------------------------


                                        312       BALES          THEODORE  59-338349-0    1         8/16/00    Closed Mo  MO
---------------------------------------------------------------------------------------------------------------------------------



                                                  KENT           TERRY     59-012494-0    1         9/23/99    Closed     IND
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
11510 STRANGE LINE, OLATHE, KS
---------------------------------------------------------------------------------------------------------------------------------


                                        315       ROPER          RONALD    27-100868-0    1         10/4/00    Closed Mo  MO
---------------------------------------------------------------------------------------------------------------------------------
                                                  JACK           ROLAND    27-100903-0    1          6/6/00    Closed Mo  MO
---------------------------------------------------------------------------------------------------------------------------------


                                                      TIM       27-000073-0    1         7/27/99    Closed                IND
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
3352 INDUSTRIAL, BOWLING GREEN, KY
---------------------------------------------------------------------------------------------------------------------------------




                                                                         Nature of
Address                                 Facility   Cause of Injury       Injury     Incurred  Paid        Reserve
---------------------------------------------------------------------------------------------------------------------
                                                    Struck Against
                                                    Stationary Object
                                                    Striking Against
                                        262         Or Stepping On        Fracture     1,573.48  1,573.48           -
---------------------------------------------------------------------------------------------------------------------
                                                    Object Being Lifted
                                                    Or Handled Struck
                                                    Or Injured By         Fracture       402.43    402.43           -
---------------------------------------------------------------------------------------------------------------------
                                                                          SUBTOTAL     1,975.91  1,975.91           -
---------------------------------------------------------------------------------------------------------------------
1950 E. MAIN ST. GREENWOOD, IN
---------------------------------------------------------------------------------------------------------------------
                                                    Object Being Lifted
                                                    Or Handled Cut,
                                                    Puncture, Scrape,
                                        291         Injured By            Laceration         -          -           -
---------------------------------------------------------------------------------------------------------------------
                                                                          SUBTOTAL           -          -           -
---------------------------------------------------------------------------------------------------------------------
1680 Expo Lane, Indianapolis, In
---------------------------------------------------------------------------------------------------------------------
                                                    Lifting Strain Or
                                        296         Injury By             Strain         154.91    154.91           -
---------------------------------------------------------------------------------------------------------------------
                                                                          SUBTOTAL       154.91    154.91           -
---------------------------------------------------------------------------------------------------------------------
5858 THUNDERBIRD ROAD, OAKLANDON IN
---------------------------------------------------------------------------------------------------------------------
                                                    Miscellaneous-Motor
                                        306         Vehicle               Contusion      271.77    271.77           -
---------------------------------------------------------------------------------------------------------------------
                                                                          SUBTOTAL       271.77    271.77           -
---------------------------------------------------------------------------------------------------------------------
10830 JOLIET ST., ST. JOHN, IN
---------------------------------------------------------------------------------------------------------------------
                                                    Caught Between
                                                    Objects Caught In
                                        312         Or Between            Laceration     263.83    263.83           -
---------------------------------------------------------------------------------------------------------------------
                                                    Object Being Lifted
                                                    Or Handled Cut
                                                    Puncture, Scrape,
                                                    Injured By            Strain       4,082.27  5,132.27  (1,050.00)
---------------------------------------------------------------------------------------------------------------------
                                                                          SUBTOTAL     4,346.10  5,396.10  (1,050.00)
---------------------------------------------------------------------------------------------------------------------
11510 STRANGE LINE, OLATHE, KS
---------------------------------------------------------------------------------------------------------------------
                                                    Object Being Lifted
                                                    Or Handled Struck
                                        315         Or Injured By         Fracture       165.83    165.83           -
---------------------------------------------------------------------------------------------------------------------
                                                    Foreign Body In Eye   Foreign Body   292.05    292.05           -
---------------------------------------------------------------------------------------------------------------------
                                                    Collision With
                                                    Another Vehicle
                                                    Motor Vehicle         Strain       2,934.34  2,934.34           -
---------------------------------------------------------------------------------------------------------------------
                                                                          SUBTOTAL     3,392.22  3,392.22           -
---------------------------------------------------------------------------------------------------------------------
3352 INDUSTRIAL, BOWLIGN GREEN, KY
---------------------------------------------------------------------------------------------------------------------

5/31/02

----------------------------------------------------------------------------------------------------------
                      CLAIMANT   CLAIMANT    CLAIM       CLAIM   DT OF    CLAIM      CLAIM  CAUSE OF
ADDRESS    FACILITY   LAST NAME  FIRST NAME  NUMBER      COUNT   INJURY   STATUS     TYPE   INJURY
----------------------------------------------------------------------------------------------------------
           317        MOBERLY    TIMOTHY     59-338379-0   1     5/5/00   Closed Mo   MO    Object Being
                                                                                            Lifted Or
                                                                                            Handled Struck
                                                                                            Or Injured By
----------------------------------------------------------------------------------------------------------
2141 CHRISTIAN ROAD, LEXINGTON KY
----------------------------------------------------------------------------------------------------------
           320        MOYER      THOMAS      59-011897-0   1     5/26/98  Closed      IND   Temperature
                                                                                            Extremes Burn
                                                                                            Or Scald-Heat
                                                                                            Or Cold
                                                                                            Exposure
----------------------------------------------------------------------------------------------------------
                      MOYER      RANDALL     59-013024-0  1     1/20/00  Closed       IND   Fall From
                                                                                            Ladder Or
                                                                                            Scaffolding
                                                                                            Fall, Slip
                                                                                            Or Trip Injury
----------------------------------------------------------------------------------------------------------
                      ROGERS     JEFFREY     59-336906-0   1     1/10/00  Closed Mo   MO    Hand Tool Or
                                                                                            Machine In
                                                                                            Use Struck
                                                                                            Or Injured By
----------------------------------------------------------------------------------------------------------
4725 HAZEL JONES, BOSSIER CITY, LA
----------------------------------------------------------------------------------------------------------
                      BENSON     DON         41-001453-0        9/6/00   Open         IND   Lifting
                                                                                            Strain Or
                                                                                            Injury By
----------------------------------------------------------------------------------------------------------
53 AYER ROAD, LITTLETON MA
----------------------------------------------------------------------------------------------------------
           338        GAZZA      GREGORY     18-101010-0   1     3/16/98  Closed Mo   MO    Fall From
                                                                                            Different
                                                                                            Level Fall,
                                                                                            Slip Or Trip
                                                                                            Injury
----------------------------------------------------------------------------------------------------------
25284 SEELEY ROAD, NOVI MI
----------------------------------------------------------------------------------------------------------
           379        SALVATORE  HERBERT     59-334168-0   1     10/2/98  Closed Mo   MO    Jumping
                                                                                            Strain Or
                                                                                            Injury By
----------------------------------------------------------------------------------------------------------
                      SALVATORE  HERBERT     59-012509-0   1     9/22/99  Closed      IND   Powered Hand
                                                                                            Tool/Appliance
                                                                                            Cut, Puncture,
                                                                                            Scrape,
                                                                                            Injured By
----------------------------------------------------------------------------------------------------------
                      DESKOVITZ  ROBERT      59-012929-0   1     7/30/99  Closed      IND   Miscellaneous-
                                                                                            Over Exertion
                                                                                            Strain Or
                                                                                            Injury By
----------------------------------------------------------------------------------------------------------
6575 TWENTY-THREE MILE ROAD, SHELBY TOWNSHIP MI
----------------------------------------------------------------------------------------------------------
           381        LUMLEY     TIMOTHY     59-334975-0   1     1/7/99   Closed Mo   MO    Jumping
                                                                                            Strain Or
                                                                                            Injury By
----------------------------------------------------------------------------------------------------------
15801 WEST 78TH STREET, EDEN PRAIRIE MN
----------------------------------------------------------------------------------------------------------


----------------------------------------------------
NATURE OF
INJURY       INCURRED         PAID         RESERVE
----------------------------------------------------
Laceration           --              --          --
----------------------------------------------------
SUBTOTAL             --              --          --
----------------------------------------------------
2141 CHRISTIAN ROAD, LEXINGTON KY
----------------------------------------------------
Heat          86,698.31       86,698.31          --
Prostration
----------------------------------------------------
Strain        63,297.37     63,297.37            --
----------------------------------------------------
Electric          92.08         92.08            --
Shock
----------------------------------------------------
SUBTOTAL     150,087.76    150,087.76            --
----------------------------------------------------
4725 HAZEL JONES, BOSSIER CITY, LA
----------------------------------------------------
Strain        93,199.00     32,562.79     60,636.21
----------------------------------------------------
SUBTOTAL      93,199.00     32,562.79     60,636.21
---------------------------------------------------
53 AYER ROAD, LITTLETON MA
----------------------------------------------------
Confusion        407.93        407.93            --
----------------------------------------------------
SUBTOTAL         407.93        407.93            --
---------------------------------------------------
25284 SEELEY ROAD, NOVI MI
----------------------------------------------------
Strain         4,195.72      4,195.72            --
----------------------------------------------------
Amputation    36,786.19     36,786.19            --
----------------------------------------------------
Multiple      23,828.26     23,828.26            --
Injuries
Inclu
----------------------------------------------------
SUBTOTAL      64,810.17     64,810.17            --
---------------------------------------------------
6575 TWENTY-THREE MILE ROAD, SHELBY TOWNSHIP MI
----------------------------------------------------
Strain           585.61        585.61            --
----------------------------------------------------
SUBTOTAL         585.61        585.61            --
---------------------------------------------------
15801 WEST 78TH STREET, EDEN PRAIRIE MN
---------------------------------------------------

5/31/02                       Page 8 of 17

                  CLAIMANT CLAIMANT
                  LAST     FIRST    CLAIM       CLAIM DT OF  CLAIM      CLAIM  CAUSE OF      NATURE OF
ADDRESS FACILITY  NAME     NAME     NUMBER      COUNT INJURY STATUS     TYPE    INJURY        INJURY    INCURRED    PAID     RESERVE
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Hand Tool-Not
                                                                               Powered Cut,
                                                                               Puncture,
                                                                               Scrape,
             385  ARNOLDI  LLOYD    24-100099-0   1   6/16/98 Closed Mo  MO    Injured By    Laceration   434.05    434.05         -
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Caught
                                                                               Between
                                                                               Objects
                                                                               Caught in
                  DODD     STEVEN   24-100298-0   1   11/5/98 Closed Mo  MO    Or Between    Contusion     107.19    107.19        -
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Miscellaneous
                                                                               Caught in Or
                  RIES     ROBERT   24-100326-0   1  11/19/98 Closed Mo  MO    Between       Crushing      196.60    196.60        -
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Powered Hand
                                                                               Tool/Appli-
                                                                               ance Cut,
                                                                               Puncture,
                                                                               Scrape,
                  DUERR    JOHN     24-100527-0   1    4/5/99 Closed Mo  MO    Injured By    Sprain        191.27    191.27        -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SUBTOTAL      929.11    929.11
------------------------------------------------------------------------------------------------------------------------------------
16195 54TH STREET N.E., ROGERS MN
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Struck By
                                                                               Falling Or
                                                                               Flying Object
                                                                               Struck Or
             391  LUNDY    JERAMIAH 24-100124-0   1    7/9/98 Closed Mo  MO    Injured By    Concussion    816.10    816.10        -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SUBTOTAL      816.10    816.10        -
------------------------------------------------------------------------------------------------------------------------------------
601 BIG BEAR BLVD., COLUMBIA MO
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Lifting
                                                                               Strain Or
             397  RICHTER   DANIEL  59-333419-0   1   7/28/98 Closed Mo  MO    Injury By     Strain        150.66    150.66        -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SUBTOTAL      150.66    150.66        -
------------------------------------------------------------------------------------------------------------------------------------
13621 EAST 42ND TERRACE, INDEPENDENCE MO
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Collision
                                                                               With Another
                                                                               Vehicle
             399  WATERS    GREGORY 27-100236-0   1    2/2/99 Closed Mo  MO    Motor Vehicle Contusion     622.36    622.36        -
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Object Being
                                                                               Lifted Or
                                                                               Handled Cut,
                                                                               Puncture,
                  PAPEN-                                                       Scrape,
                  HAUSEN    CHARLES 59-334970-0   1   1/13/99 Closed Mo  MO    Injured By    Laceration    292.84    292.84        -
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Object Being
                                                                               Lifted Or
                                                                               Handled Cut,
                                                                               Puncture,
                  PAPEN-                                                       Scrape,
                  HAUSEN    CHARLES 27-100271-0   1   4/26/99 Closed Mo  MO    Injured By    Laceration    365.43    365.43        -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             SUBTOTAL    1,280.63  1,280.63        -
------------------------------------------------------------------------------------------------------------------------------------
801 PUND ROAD, O'FALLON MO
------------------------------------------------------------------------------------------------------------------------------------
                                                                              Fall From
                                                                              Different
                                                                              Level Fall,
                  WILLI-    KIM-                                              Slip Or
                  FORD      BERLY   27-000153-0       4/12/00 Open       IND  Trip Injury   Contusion  56,471.00 25,871.00 30,600.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Struck By
                                                                               Falling Or
                                                                               Flying Object
                                                                               Struck Or
                  HARPER   GARY     59-334605-0   1  12/16/98 Closed Mo  MO    Injured By    Strain        606.54    606.54        -
------------------------------------------------------------------------------------------------------------------------------------

     5/31/02                  Page 9 of 17

------------------------------------------------------------------------------------------------------------------------------------
                                            CLAIMANT        CLAIMANT                          CLAIM     DT OF      CLAIM      CLAIM
ADDRESS                       FACILITY      LAST NAME       FIRST NAME          CLAIM NUMBER  COUNT     INJURY     STATUS      TYPE
------------------------------------------------------------------------------------------------------------------------------------
                                            POTTER          JOHN                27-100340-0     1        6/11/99   Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------
5454 New Baumgartner Road,
St. Louis MO
------------------------------------------------------------------------------------------------------------------------------------
                              405           KELCH           THOMAS              27-100080-0     1        10/13/98  Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------
                                            KENNON          DAVID               27-000100-0     1        11/11/99  Closed     IND
------------------------------------------------------------------------------------------------------------------------------------
1129 Sweeten Creek Road,
Asheville NC
------------------------------------------------------------------------------------------------------------------------------------
                              409           EDWARDS         MARK                70-738829-0     1         2/18/99  Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------
439 Lawton Road,
Charlotte NC
------------------------------------------------------------------------------------------------------------------------------------
                              412           GAITHER         GARY                70-161995-0     1         5/21/98  Closed     IND
------------------------------------------------------------------------------------------------------------------------------------
                                            SHANNON         RICKY               70-737171-0     1          7/2/98  Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------
                                            BYRD            STEPHEN             70-737541-0     1         8/25/98  Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------
                                            GOODALL         GREGGORY            70-739729-0     1          8/5/99  Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------
5301 Brookshire,
Charlotte, NC
------------------------------------------------------------------------------------------------------------------------------------
                              413           BAILEY          RODGER              70-163427-0     1          7/6/00  Closed     IND
------------------------------------------------------------------------------------------------------------------------------------
                                            VICK            CLYDE               70-736693-0     1         4/20/98  Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------
                                            MANLEY          SCOTT               70-736796-0     1         5/26/98  Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                        CLAIMANT        CLAIMANT     CAUSE                NATURE OF
ADDRESS                   FACILITY      LAST NAME       FIRST NAME   OF INJURY            INJURY     INCURRED      PAID      RESERVE
------------------------------------------------------------------------------------------------------------------------------------
                                        POTTER          JOHN         Struck Against       Contusion      248.43    248.43       --
                                                                     Object Being Lifted
                                                                     Or Handled
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL    57,325.97 26,725.97  30,600.00
------------------------------------------------------------------------------------------------------------------------------------
5454 New Baumgartner Road,
St. Lous MO
------------------------------------------------------------------------------------------------------------------------------------
                          405           KELCH           THOMAS       Object Being Lifted  Laceration      337.87   337.87       --
                                                                     Or Handled Cut,
                                                                     Puncture, Scrape,
                                                                     Injured By
------------------------------------------------------------------------------------------------------------------------------------
                                        KENNON          DAVID        Struck By Falling    Fracture    22,459.23 24,143.23 (1,684.00)
                                                                     Or Flying Object
                                                                     Struck Or Injured By
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL    22,797.10 24,481.10 (1,684.00)
------------------------------------------------------------------------------------------------------------------------------------
1129 Sweeten Creek Road,
Asheville NC
------------------------------------------------------------------------------------------------------------------------------------
                         409            EDWARDS         MARK         Caught Between       Contusion      296.08    296.08      --
                                                                     Objects Caught In
                                                                     Or Between
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL       296.08    296.08      --
------------------------------------------------------------------------------------------------------------------------------------
439 Lawton Road,
Charlotte NC
------------------------------------------------------------------------------------------------------------------------------------
                         412            GAITHER         GARY         Struck Against       Contusion   82,415.58 82,415.58      --
                                                                     Object Being Lifted
                                                                     Or Handled
------------------------------------------------------------------------------------------------------------------------------------
                                        SHANNON         RICKY        Twisting Strain Or   Strain         178.46    178.46      --
                                                                     Injury By
------------------------------------------------------------------------------------------------------------------------------------
                                        BYRD            STEPHEN      Object Being Lifted  Laceration   1,337.14  1,337.14      --
                                                                     Or Handled Cut,
                                                                     Puncture, Scrape,
                                                                     Injured By
------------------------------------------------------------------------------------------------------------------------------------
                                        GOODALL         GREGGORY     Object Being Lifted  Fracture     1,373.66  1,373.66      --
                                                                     Or Handled Struck
                                                                     Or Injured By
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL    85,304.84 85,304.84      --
------------------------------------------------------------------------------------------------------------------------------------
                         413            BAILEY          RODGER       Miscellaneous -      Fracture     1,216.88  1,216.88      --
                                                                     Caught In Or
                                                                     Between
------------------------------------------------------------------------------------------------------------------------------------
                                        VICK            CLYDE        Miscellaneous -      Sprain          91.16     91.16      --
                                                                     Slip Or Fall
------------------------------------------------------------------------------------------------------------------------------------
                                        MANLEY          SCOTT        Caught Between       Laceration     370.32    370.32      --
                                                                     Objects Caught In
                                                                     Or Between
------------------------------------------------------------------------------------------------------------------------------------



5/31/02                       Page 10 of 17

----------------------------------------------------------------------------------------------------------------------------------
                                                CLAIMANT LAST  CLAIMANT FIRST                CLAIM     DT OF     CLAIM       CLAIM
ADDRESS                             FACILITY    NAME           NAME            CLAIM NUMBER  COUNT     INJURY    STATUS      TYPE
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------



                                                MILLER         REGGIE          70-736825-0     1        6/10/98   Closed Mo    MO
----------------------------------------------------------------------------------------------------------------------------------

                                                SHANNON        RICKY           70-738088-0     1        9/22/98   Closed Mo    MO
----------------------------------------------------------------------------------------------------------------------------------

                                                HAMES          JOHNNIE         70-738733-0     1        1/27/99   Closed Mo    MO
----------------------------------------------------------------------------------------------------------------------------------
                                                HAMES          JOHNNIE         70-740632-0     1       12/29/99   Closed Mo    MO
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
7216 CESSNA DRIVE, GREENSBORO NC
----------------------------------------------------------------------------------------------------------------------------------

                                     417        OGLESBY        ANDY            70-739966-0     1         7/1/99   Closed Mo    MO
----------------------------------------------------------------------------------------------------------------------------------


                                                KIMEL          LARRY           70-740685-0     1        1/19/00   Closed Mo    MO
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
901 CRAFTERS LANE, PINEVILLE, NC
----------------------------------------------------------------------------------------------------------------------------------


                                     420        BROWN          VERNON          70-163332-0     1         7/7/00   Closed       IND
----------------------------------------------------------------------------------------------------------------------------------


                                                RODAS          CARLOS          70-738205-0     1       10/30/98   Closed Mo    MO
----------------------------------------------------------------------------------------------------------------------------------

                                                RODAS          CARLOS          70-738509-0     1        12/8/98   Closed Mo    MO
----------------------------------------------------------------------------------------------------------------------------------


                                                TESNEAR        KEVIN           70-739248-0     1        4/13/99   Closed Mo    MO
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
5931 MARKET STREET, WILMINGTON NC
----------------------------------------------------------------------------------------------------------------------------------
                                     421        WILKS          NORMAN          70-162768-0     1        2/12/99   Closed       IND
----------------------------------------------------------------------------------------------------------------------------------

                                                WILKS          NORMAN          70-162767-0     1         7/2/99   Closed       IND
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
14707 CUSTER ROAD, OMAHA NE
----------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
CLAIMANT LAST  CLAIMANT FIRST
NAME           NAME                CAUSE OF INJURY       NATURE OF INJURY    INCURRED       PAID      RESERVE
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                   Cumulative (All
                                   Other) Trauma
                                   Miscellaneous
MILLER         REGGIE              Causes                Inflammation           89.19         89.19        --
--------------------------------------------------------------------------------------------------------------
                                   Caught Between
                                   Objects Caught in
SHANNON        RICKY               Or Between            Laceration            411.80        411.80        --
--------------------------------------------------------------------------------------------------------------
                                   Lifting Strain Or
HAMES          JOHNNIE             Injury By             Strain                141.20        141.20        --
--------------------------------------------------------------------------------------------------------------
                                   Pushing Or Pulling
HAMES          JOHNNIE             Strain Or Injury By   Strain                151.56        151.56        --
--------------------------------------------------------------------------------------------------------------
                                                         SUBTOTAL            2,472.11      2,472.11        --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                   Collision With
                                   Another Vehicle
OGLESBY        ANDY                Motor Vehicle         Strain                 30.00         30.00        --
--------------------------------------------------------------------------------------------------------------
                                   Struck by Falling Or
                                   Flying Object Struck
KIMEL          LARRY               Or Injured By         Fracture              901.14        901.14        --
--------------------------------------------------------------------------------------------------------------
                                                         SUBTOTAL              931.14        931.14        --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                   Object Being Lifted
                                   Or Handled Cut,
                                   Puncture, Scrape,
BROWN          VERNON              Injured By            Fracture           25,412.68     25,412.68        --
--------------------------------------------------------------------------------------------------------------
                                   Caught Between
                                   Objects Caught In
RODAS          CARLOS              Or Between            Contusion             177.76        177.76        --
--------------------------------------------------------------------------------------------------------------
                                   Lifted Strain Or
RODAS          CARLOS              Injury By             Strain                135.88        135.88        --
--------------------------------------------------------------------------------------------------------------
                                   Caught Between
                                   Objects Caught In
TESNEAR        KEVIN               Or Between            Contusion             152.66        152.66        --
--------------------------------------------------------------------------------------------------------------
                                                         SUBTOTAL           25,878.98     25,878.98        --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                   Lifting Strain Or
WILKS          NORMAN              Injury By             Strain             26,904.43     26,904.43        --
--------------------------------------------------------------------------------------------------------------
                                   Slipped Did Not Fall
WILKS          NORMAN              Fall Or Slip Injury   Strain              3,434.11      3,434.11        --
--------------------------------------------------------------------------------------------------------------
                                                         SUBTOTAL           30,338.54     30,338.54        --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

5/31/02                                                     Page 11 of 17

------------------------------------------------------------------------------------------------------------------------------------
                                            CLAIMANT LAST   CLAIMANT FIRST                    CLAIM     DT OF      CLAIM      CLAIM
ADDRESS                       FACILITY      NAME            NAME                CLAIM NUMBER  COUNT     INJURY     STATUS      TYPE
------------------------------------------------------------------------------------------------------------------------------------
                              429            BENAK          JOSEPH              41-902146-0    1          3/26/98  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
                                             PLEISS         KENNETH             41-902439-0    1          8/17/98  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
                                             WEED           CAREN              27-100622-0    1         12/20/99  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
700 CHALLENGER, FORKED RIVER, NJ
------------------------------------------------------------------------------------------------------------------------------------
                              433            FLETCHER       DERREN              86-616673-0    1          12/27/00 CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
                                             WINNE          NORMAN              86-626411-0    1           4/22/99 CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2829 LOSEE RD, NORTH LAS VEGAS NV
------------------------------------------------------------------------------------------------------------------------------------
                              454            CARR           JOHN                26-200007-0    1          10/21/99 CLOSED    IND
------------------------------------------------------------------------------------------------------------------------------------
                                             WARD           PAUL                26-200026-0    1          12/13/99 CLOSED    IND
------------------------------------------------------------------------------------------------------------------------------------
                                             RODRIGUEZ      JOHNNY              26-200087-0    1            5/8/00 CLOSED    IND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3384 CRATER LAKE HIGHWAY, MEDFORD OR
------------------------------------------------------------------------------------------------------------------------------------
                              533            HOLMES         KENNETH             12-039076-0    1          12/9/98  CLOSED    IND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1307 GALWAY STREET, KNOXVILLE TN
------------------------------------------------------------------------------------------------------------------------------------
                              565            GARDNER        JERALD              70-736234-0    1          3/30/98  CLOSED    MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2353 SOUTH CHURCH STREET, MURFREESBORO TN
------------------------------------------------------------------------------------------------------------------------------------
                              577            MCCULLOUGH     TIMOTHY             70-737170-0    1          7/15/98  CLOSED    MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


                      General Liability - AIG - Distribution Group
------------------------------------------------------------------------------------------------------------------------------------
                                        CLAIMANT LAST   CLAIMANT     CAUSE                NATURE OF
ADDRESS                   FACILITY      NAME            FIRST NAME   OF INJURY            INURY     INCURRED      PAID       RESERVE
------------------------------------------------------------------------------------------------------------------------------------
                              429            BENAK       JOSEPH       OBJECT BEING LIFTED CRUSHING      -          -         -
                                                                      OR HANDLED STRUCK
                                                                      OR INJURED BY
------------------------------------------------------------------------------------------------------------------------------------
                                             PLEISS      KENNETH      LIFTING STRAIN OR   STRAIN         48.77     48.77     -
                                                                      INJURY BY
------------------------------------------------------------------------------------------------------------------------------------
                                             WEED        CAREN        OBJECT BEING LIFTED LACERATION     392.72    392.72    -
                                                                      OR HANDLED CUT,
                                                                      PUNCTURED, SCRAPE,
                                                                      INJURED BY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL       441.56    441.56    -
------------------------------------------------------------------------------------------------------------------------------------
700 CHALLENGER, FORKED RIVER, NJ
------------------------------------------------------------------------------------------------------------------------------------
                              433            FLETCHER    DERREN       USING TOOL OR       LACERATION     258.51    258.51    -
                                                                      MACHINE STRAIN OR
                                                                      INJURY BY
------------------------------------------------------------------------------------------------------------------------------------
                                             WINNE       NORMAN       MISCELLANEOUS-      LACERATION     224.08    224.08    -
                                                                      STRUCK AGAINST
                                                                      STRIKING AGAINST OR
                                                                      STEPPING ON
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL       482.59    482.59    -
------------------------------------------------------------------------------------------------------------------------------------
2829 LOSEE RD, NORTH LAS VEGAS NV
------------------------------------------------------------------------------------------------------------------------------------
                              454            CARR        JOHN         LIFTING STRAIN OR   STRAIN         1,133.61  1,133.61  -
                                                                      INJURY BY
------------------------------------------------------------------------------------------------------------------------------------
                                             WARD        PAUL         OBJECT BEING LIFTED FOREIGN BODY   84.00     84.00     -
                                                                      OR HANDLED CUT,
                                                                      PUNCTURE, SCRAPE,
                                                                      INJURED BY
------------------------------------------------------------------------------------------------------------------------------------
                                             RODRIGUEZ   JOHNNY       STRUCK BY FALLING   FRACTURE       2,083.81  2,083.81  -
                                                                      OR FLYING OBJECT
                                                                      STRUCK OR INJURED
                                                                      BY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL       3,301.42  3,301.42  -
------------------------------------------------------------------------------------------------------------------------------------
3384 CRATER LAKE HIGHWAY, MEDFORD OR
------------------------------------------------------------------------------------------------------------------------------------
                              533            HOLMES      KENNETH      COLLISION WITH      CONTUSION      234.57    234.57    -
                                                                      ANOTHER VEHICLE
                                                                      MOTOR VEHICLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SUBTOTAL      234.57    234.57    -
------------------------------------------------------------------------------------------------------------------------------------
1307 GALWAY STREET, KNOXVILLE TN
------------------------------------------------------------------------------------------------------------------------------------
                              565            GARDNER     JERALD       LIFTING STRAIN OR   STRAIN         239.57    239.57    -
                                                                      INJURY BY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL       239.57    239.57    -
------------------------------------------------------------------------------------------------------------------------------------
2353 SOUTH CHURCH STREET, MURFREESBORO TN
------------------------------------------------------------------------------------------------------------------------------------
                              577            MCCULLOUGH  TIMOTHY      OBJECT BEING LIFTED CONTUSION      255.39    255.39    -
                                                                      OR HANDLED CUT,
                                                                      PUNCTURE, SCRAPE,
                                                                      INJURED BY
------------------------------------------------------------------------------------------------------------------------------------

5/31/02                                 Page 12 of 17

------------------------------------------------------------------------------------------------------------------------------------
                                            CLAIMANT LAST   CLAIMANT FIRST                    CLAIM     DT OF      CLAIM      CLAIM
ADDRESS                       FACILITY      NAME            NAME                CLAIM NUMBER  COUNT     INJURY     STATUS      TYPE
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
109 CRUTCHFIELD AVENUE,
NASHVILLE TN
------------------------------------------------------------------------------------------------------------------------------------
                              585            HAYDEN         GARY                70-739417-0    1           5/19/99 CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
3668 CRESENT CT.,
WHITEHALL TOWNSHIP, PA
------------------------------------------------------------------------------------------------------------------------------------
                              592            SPATH, JR.     EDWARD              86-033318-0    1           9/20/00 CLOSED    IND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
4987 BANCO ROAD,
CHARLESTON, SC
------------------------------------------------------------------------------------------------------------------------------------
                              600            MCKELVEY       RONALD              70-740215-0    1          10/11/99 CLOSED MO  MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
145 CALVIN DRIVE
COLUMBIA, SC
------------------------------------------------------------------------------------------------------------------------------------
                              602            RICHARDSON     RICKY               70-738210-0    1          11/10/98 CLOSED MO  MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
2571 EAST PHILLIPS ROAD,
GREER, SC
------------------------------------------------------------------------------------------------------------------------------------
                              608            ATKINS         TIM                 70-739976-0    1           9/11/99 CLOSED MO  MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
915 OSWEGO ROAD,
SUMTER, SC
------------------------------------------------------------------------------------------------------------------------------------
                              614            VEALEY         JASON               70-740457-0    1          11/16/99 CLOSED MO  MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
4525 NORTH EXPRESS WAY 77/83,
BROWNSVILLE, TX
------------------------------------------------------------------------------------------------------------------------------------
                              615            MARTINEZ JR    JOSE                41-902952-0    1           1/29/99 CLOSED MO  MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
4333 IRVING BLVD,
DALLAS, TX
------------------------------------------------------------------------------------------------------------------------------------
                              632            GAGE           JERRY               41-902272-0    1           4/16/98 CLOSED MO  MO
------------------------------------------------------------------------------------------------------------------------------------
                                             WALLACE        WAYLON              41-902851-0    1          12/14/98 CLOSED MO  MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
12014 PALMERTON RD.
HOUSTON, TX
------------------------------------------------------------------------------------------------------------------------------------
                              652            MARTINEZ       ADAN                41-904538-0    1           9/18/00 CLOSED MO  MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                        CLAIMANT LAST   CLAIMANT     CAUSE                NATURE OF
ADDRESS                   FACILITY      NAME            FIRST NAME   OF INJURY            INJURY    INCURRED      PAID       RESERVE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL    255.39         255.39       -
------------------------------------------------------------------------------------------------------------------------------------
109 CRUTCHFIELD AVENUE,
NASHVILLE TN
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Lifting Strain
                              585            HAYDEN         GARY      Or Injury By        Strain      334.02         344.02       -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL    334.02         344.02       -
------------------------------------------------------------------------------------------------------------------------------------
3668 CRESENT CT.,
WHITEHALL TOWNSHIP, PA
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Object Being Lifted
                                                                      Or Handled Struck
                              592            SPATH, JR      EDWARD    Or Injured By       Contusion 6,534.74       6,534.74       -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL  6,534.74       6,534.74       -
------------------------------------------------------------------------------------------------------------------------------------
4987 BANCO ROAD,
CHARLESTON, SC
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Lifting Strain
                              600            MCKELVEY       RONALD    Or Injury By        Strain           -              -       -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL         -              -       -
------------------------------------------------------------------------------------------------------------------------------------
145 CALVIN DRIVE
COLUMBIA, SC
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Contact With
                                                                      Hot Object Burn
                                                                      Or Scald-Heat
                              602            RICHARDSON     RICKY     Or Cold Exposure    Burn         78.00          78.00       -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL     78.00          78.00       -
------------------------------------------------------------------------------------------------------------------------------------
2571 EAST PHILLIPS ROAD,
GREER, SC
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Holding Or
                                                                      Carrying Strain
                              608            ATKINS         TIM       Or Injury By        Fracture         -              -       -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL         -              -       -
------------------------------------------------------------------------------------------------------------------------------------
915 OSWEGO ROAD,
SUMTER, SC
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Lifting Strain
                              614            VEALEY         JASON     Or Injury By        Strain       45.24          45.24       -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL     45.24          45.24       -
------------------------------------------------------------------------------------------------------------------------------------
4525 NORTH EXPRESS WAY 77/83,
BROWNSVILLE, TX
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Moving Parts Of
                                                                      Machine Struck
                              615            MARTINEZ JR    JOSE      Or Injured By       Contusion   572.28         572.28       -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL    572.28         572.28       -
------------------------------------------------------------------------------------------------------------------------------------
4333 IRVING BLVD,
DALLAS, TX
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Holding Or
                                                                      Carrying Strain
                              632            GAGE           JERRY     Or Injury By        Strain      408.73         408.73       -
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Lifting Strain
                                             WALLACE        WAYLON    Or Injury By        Strain      874.22         874.22       -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL  1,282.95       1,282.95       -
------------------------------------------------------------------------------------------------------------------------------------
12014 PALMERTON RD.
HOUSTON, TX
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Lifting Strain
                              652            MARTINEZ       ADAN      Or Injury By        Strain    1,154.83       1,154.83       -
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL  1,154.83       1,154.83       -
------------------------------------------------------------------------------------------------------------------------------------



5/31/02                        Page 13 of 17

------------------------------------------------------------------------------------------------------------------------------------
                                            CLAIMANT LAST   CLAIMANT FIRST                    CLAIM     DT OF      CLAIM      CLAIM
ADDRESS                       FACILITY      NAME            NAME                CLAIM NUMBER  COUNT     INJURY     STATUS      TYPE
------------------------------------------------------------------------------------------------------------------------------------
4053 HOMESTEAD ROAD, HOUSTON TX
------------------------------------------------------------------------------------------------------------------------------------
                              653            KIRKLAND       CHARLES             41-902078-0    1          3/10/98  Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------
                                             EDWARDS        KEVIN               41-902937-0    1           2/3/99  Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------
                                             MOSLEY         ROGERS              41-001171-0    1          5/13/99  Closed Mo  IND
------------------------------------------------------------------------------------------------------------------------------------
                                             MOSLEY         ROGERS              41-903156-0    1          4/13/99  Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------
                                             JOHNSON        ELBERT              41-903617-0    1          9/10/99  Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
100 NO. FIRST ST.
MCALLEN, TX
------------------------------------------------------------------------------------------------------------------------------------

                              663            DURAN          SIMON                41-905350-0   1          6/16/00  Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
7620 GRISSOM RD.
SAN ANTONIO, TX
------------------------------------------------------------------------------------------------------------------------------------
                              669            WELLER         COURTNEY              41-904245-0    1         5/8/00  Closed Mo Mo
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             MARTINEZ        MARK                 41-905434-0    1        9/11/00  Closed Mo  Mo
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             MARTINEZ        MARK                 41-000859-0    1        9/22/98  Closed    IND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             SALMON         JOHN                  41-902710-0    1       11/11/98  Closed Mo  MO
------------------------------------------------------------------------------------------------------------------------------------
4375 DODGE STREET,
WACO TX
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                        CLAIMANT LAST   CLAIMANT     CAUSE               NATURE OF
ADDRESS                   FACILITY      NAME            FIRST NAME   OF INJURY           INJURY        INCURRED     PAID     RESERVE
------------------------------------------------------------------------------------------------------------------------------------
4053 HOMESTEAD ROAD, HOUSTON TX
------------------------------------------------------------------------------------------------------------------------------------
                          653            KIRKLAND       CHARLES       Hand Tool-Not       Laceration   -               -        -
                                                                      Powered Cut,
                                                                      Puncture, Scrape,
                                                                      Injured By
------------------------------------------------------------------------------------------------------------------------------------
                                         EDWARDS        KEVIN         Fall On Same Level  Contusion     350.30        350.30    -
                                                                      Fall, Slip Or Trip
                                                                      Injury
------------------------------------------------------------------------------------------------------------------------------------
                                         MOSLEY         ROGERS        Caught Between      Fracture    3,844.22      3,844.22    -
                                                                      Objects Caught In
                                                                      Or Between
------------------------------------------------------------------------------------------------------------------------------------
                                         MOSLEY         ROGERS        Object Being Lifted Contusion     694.64        694.64    -
                                                                      Or Handled Struck
                                                                      Or Injured By
------------------------------------------------------------------------------------------------------------------------------------
                                         JOHNSON        ELBERT        Struck Against       Contusion     993.77       993.77    -
                                                                      Object Being Lifted
                                                                      Or Handled
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SUBTOTAL    5,882.93     5,882.93    -
------------------------------------------------------------------------------------------------------------------------------------
100 NO. FIRST ST.,
MCALLEN, TX
------------------------------------------------------------------------------------------------------------------------------------
                          663            DURAN          SIMON         Miscellaneous-       Contusion     208.06       208.06    -
                                                                      Struck Or Injured
                                                                      By
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SUBTOTAL      208.06       208.06    -
------------------------------------------------------------------------------------------------------------------------------------
7620 GRISSOM RD.
SAN ANTONIO, TX
------------------------------------------------------------------------------------------------------------------------------------
                          669            WELLER         COURTNEY     Struck Against        Fracture      987.62       987.62    -
                                                                     Stationary Object
                                                                     Striking Against Or
                                                                     Stepping On
------------------------------------------------------------------------------------------------------------------------------------
                                        MARTINEZ        MARK         Miscellaneous-        Strain        907.22       907.22    -
                                                                     Struck Or Injured By
------------------------------------------------------------------------------------------------------------------------------------
                                        MARTINEZ        MARK         Struck By Falling Or  Concussion 22,417.19    22,417.19    -
                                                                     Flying Object Struck
                                                                     Or Injured By
------------------------------------------------------------------------------------------------------------------------------------
                                        SALMON          JOHN         Fall From Ladder Or   Fracture    1,148.06     1,148.06    -
                                                                     Scaffolding Fall,
                                                                     Slip Or Trip Injury
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL    25,460.09    25,460.09    -
------------------------------------------------------------------------------------------------------------------------------------
4735 DODGE STREET,
WACO TX
------------------------------------------------------------------------------------------------------------------------------------



5/31/02                        Page 14 of 17

------------------------------------------------------------------------------------------------------------------------------------
                                            CLAIMANT LAST   CLAIMANT FIRST                    CLAIM     DT OF      CLAIM      CLAIM
ADDRESS                       FACILITY      NAME            NAME                CLAIM NUMBER  COUNT     INJURY     STATUS      TYPE
------------------------------------------------------------------------------------------------------------------------------------
                              670            DUKES          RANDALL             41-001072-0    1         10/21/98  Closed    IND
------------------------------------------------------------------------------------------------------------------------------------
200 HIGHWAY 6 WEST, SUITE 620, WACO TX
------------------------------------------------------------------------------------------------------------------------------------

                              676            GARZA          FRANCISCO           41-902190-0    1           4/15/98 Closed Mo MO
------------------------------------------------------------------------------------------------------------------------------------
                                             STRETAR        JOHN                86-628299-0    1          12/13/99 Closed Mo MO

------------------------------------------------------------------------------------------------------------------------------------
5000 FRANKLIN AVENUE, LAS CRUCES TX
------------------------------------------------------------------------------------------------------------------------------------
                              677            LUMLEY         TIM                 59-333441-0    1          7/17/98  Closed Mo MO
------------------------------------------------------------------------------------------------------------------------------------
2112 SMITH AVENUE, RICHMOND VA
------------------------------------------------------------------------------------------------------------------------------------
                                             HUNT           RICHARD             86-032931-0               9/28/99  Open      IND
------------------------------------------------------------------------------------------------------------------------------------
8910 BURGE AVENUE, VA
------------------------------------------------------------------------------------------------------------------------------------
                              693            CURTIS         TROY                86-628350-0    1           2/2/00  Closed Mo MO
------------------------------------------------------------------------------------------------------------------------------------
15655 W. ROGERS DR. NEW BERLIN, WI
------------------------------------------------------------------------------------------------------------------------------------
                              731            RAMSEY         PERCY               24-100077-0    1           6/4/98  Closed Mo MO
------------------------------------------------------------------------------------------------------------------------------------
                                             MCEVILLY       MATTHEW             24-100295-0    1         10/12/98  Closed Mo MO
------------------------------------------------------------------------------------------------------------------------------------
                                             YOUNG          MARK                24-100790-0    1          6/16/99  Closed Mo MO
------------------------------------------------------------------------------------------------------------------------------------
1901 SO. PRAIRIE, WAUKESHA, WI
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                  CLAIMANT LAST   CLAIMANT     CAUSE                  NATURE OF
ADDRESS             FACILITY      NAME            FIRST NAME   OF INJURY              INURY        INCURRED      PAID        RESERVE
------------------------------------------------------------------------------------------------------------------------------------
                        670        DUKES          RANDALL      Struck Against         Fracture     3,324.57      3,324.57        --
                                                               Moving Parts Of
                                                               Machine, Striking
                                                               Against Or Stepping
                                                               On
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      SUBTOTAL     3,324.57      3,324.57        --
------------------------------------------------------------------------------------------------------------------------------------
200 HIGHWAY, 6 WEST, SUITE 620, WACO TX
------------------------------------------------------------------------------------------------------------------------------------

                        676        GARZA          FRANCISCO    Dust, Gases, Fumes     Dermatitis     427.35        427.35        --
                                                               Or Vapors Burn Or
                                                               Scald-Heat Or Cold
                                                               Exposure
------------------------------------------------------------------------------------------------------------------------------------
                                   STRETAR        JOHN         Lifting Strain Or      Strain             --            --        --
                                                               Injury By
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      SUBTOTAL       427.35        427.35        --
------------------------------------------------------------------------------------------------------------------------------------
5000 FRANKLIN AVENUE, LAS CRUCES TX
------------------------------------------------------------------------------------------------------------------------------------
                        677        LUMLEY         TIM          Foreign Body In        Foreign        104.36        104.36        --
                                                               Eye                    Body
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      SUBTOTAL       104.36        104.36        --
------------------------------------------------------------------------------------------------------------------------------------
2112 SMITH AVENUE, RICHMOND VA
------------------------------------------------------------------------------------------------------------------------------------
                                   HUNT           RICHARD      Caught In              Multiple   702,500.00   369,699.64  332,800.36
                                                               Collapsing Materials   Physical
                                                               Caught In, Under       Injuries
                                                               Or Between
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      SUBTOTAL   702,500.00   369,699.64  332,800.36
------------------------------------------------------------------------------------------------------------------------------------
8910 BURGE AVENUE, VA
------------------------------------------------------------------------------------------------------------------------------------
                        693        CURTIS         TROY         Fall On Ice Or Snow    Contusion      254.02       254.02         --
                                                               Fall, Slip Or Trip
                                                               Injury
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      SUBTOTAL       254.02        254.02        --
------------------------------------------------------------------------------------------------------------------------------------
15655 W. ROGERS DR. NEW BERLIN, WI
------------------------------------------------------------------------------------------------------------------------------------
                        731        RAMSEY         PERCY        Caught Between Objects Laceration     490.01        490.01        --
                                                               Caught In Or Between
------------------------------------------------------------------------------------------------------------------------------------
                                   MCEVILLY       MATTHEW      Pushing Or Pulling     All Other      144.11        144.11        --
                                                               Strain Or Injury By    Specific
                                                                                      Inj.
------------------------------------------------------------------------------------------------------------------------------------
                                   YOUNG          MARK         Miscellaneous-Sharp    Puncture       538.70        538.70        --
                                                               Object Cut, Puncture,
                                                               Scrape, Injured By
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      SUBTOTAL     1,172.82      1,172.82        --
------------------------------------------------------------------------------------------------------------------------------------
1901 SO. PRAIRIE, WAUKESHA, WI
------------------------------------------------------------------------------------------------------------------------------------


5/31/02                        Page 15 of 17

------------------------------------------------------------------------------------------------------------------------------------
                                            CLAIMANT LAST   CLAIMANT FIRST                    CLAIM     DT OF      CLAIM      CLAIM
ADDRESS                       FACILITY      NAME            NAME                CLAIM NUMBER  COUNT     INJURY     STATUS      TYPE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                            ZIBELL          WILLIAM             59-013872-0               12/1/99  OPEN      IND
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PKWY.,
MULBERRY, FL
------------------------------------------------------------------------------------------------------------------------------------

                             1776           VANVAERENBERG   MICHAEL             70-163370-0    1          8/30/00  CLOSED    IND
------------------------------------------------------------------------------------------------------------------------------------
207 WEST UNION
AVENUE, NM
------------------------------------------------------------------------------------------------------------------------------------
                             1843           RICE            DAVE                13-500001-0    1         11/15/99  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
5536 OLD HIGHWAY 78,
CHESAPEAKE TN
------------------------------------------------------------------------------------------------------------------------------------
                             1844           PYRON           DONOVAN             70-740065-0    1          9/13/99  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
UNKNOWN ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
                              UNK           FORNES          DAVID               59-332885-0    1          3/12/98  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
                              UNK           KOEPP           NORMAN              59-330024-0    1          4/10/97  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
                              UNK           TREUDEN         RICHARD             59-330242-0    1           5/1/97  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
                              UNK           BEZAK           JOHN                86-616394-0    1          2/18/00  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
                              UNK           LOPEZ           LUIS                20-105922-0    1           9/7/00  CLOSED    IND
------------------------------------------------------------------------------------------------------------------------------------
                              UNK           SAND            PAUL                65-602661-0    1           2/8/01  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
                              UNK           CONIGLIARO      ADAM                86-616064-0    1          8/24/00  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------
                              UNK           STRETAR         JOHN                86-616170-0    1          8/18/00  CLOSED MO MO
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                        CLAIMANT LAST   CLAIMANT     CAUSE                NATURE OF
ADDRESS                   FACILITY      NAME            FIRST NAME   OF INJURY            INJURY    INCURRED      PAID       RESERVE
------------------------------------------------------------------------------------------------------------------------------------
                                        ZIBELL          WILLIAM      OTHER THAN PHYSICAL  LOSS OF     21,275.00     42.50  21,232.50
                                                                     CAUSE OF INJURY -    HEARING
                                                                     MISCELLANEOUS CAUSES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL    21,275.00     42.50  21,232.50
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PKWY.,
MULBERRY, FL
------------------------------------------------------------------------------------------------------------------------------------
                         1776           VANVAERENBERG   MICHAEL      MISCELLANEOUS - SLIP MULTIPLE    19,026.06 19,026.06      -
                                                                     OR FALL              PHYSICAL
                                                                                          INJURY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL    19,026.06 19,026.06      -
------------------------------------------------------------------------------------------------------------------------------------
207 WEST UNION
AVENUE, NM
------------------------------------------------------------------------------------------------------------------------------------
                         1843           RICE            DAVE         LIFTING STRAIN OR    STRAIN         147.86    147.86      -
                                                                     INJURY BY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL       147.86    147.86      -
------------------------------------------------------------------------------------------------------------------------------------
5536 OLD HIGHWAY 78,
CHESAPEAKE TN
------------------------------------------------------------------------------------------------------------------------------------
                         1844           PYRON           DONOVAN      HOLDING OR CARRYING  FRACTURE     1,483.74  1,483.74      -
                                                                     STRAIN OR INJURY BY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          SUBTOTAL     1,483.74  1,483.74      -
------------------------------------------------------------------------------------------------------------------------------------
UNKNOWN ADDRESS
------------------------------------------------------------------------------------------------------------------------------------
                          UNK           FORNES          DAVID        LIFTING STRAIN OR    STRAIN           -         -         -
                                                                     INJURY BY
------------------------------------------------------------------------------------------------------------------------------------
                          UNK           KOEPP           NORMAN       DUST, GASES, FUMES   FOREIGN         86.90     86.90      -
                                                                     OR VAPORS BURN OR    BODY
                                                                     SCALD-HEAT OR COLD
                                                                     EXPOSURE
------------------------------------------------------------------------------------------------------------------------------------
                          UNK           TREUDEN         RICHARD      STRUCK BY FALLING    CONTUSION      281.28    281.28      -
                                                                     OR FLYING OBJECT
                                                                     STRUCK OR INJURED
                                                                     BY
------------------------------------------------------------------------------------------------------------------------------------
                          UNK           BEZAK           JOHN         USING TOOL OR        PUNCTURE       966.41    966.41      -
                                                                     MACHINE STRAIN OR
                                                                     INJURY BY
------------------------------------------------------------------------------------------------------------------------------------
                          UNK           LOPEZ           LUIS         CUMULATIVE (ALL      ALL OTHER          -        -        -
                                                                     OTHER) TRAUMA        CUMULATIVE
                                                                     MISCELLANEOUS
                                                                     CAUSES
------------------------------------------------------------------------------------------------------------------------------------
                          UNK           SAND            PAUL         MISCELLANEOUS -      SPRAIN         329.88   329.88       -
                                                                     SLIP OR FALL
------------------------------------------------------------------------------------------------------------------------------------
                          UNK           CONIGLIARO      ADAM         STRAIN OR INJURY     STRAIN             -        -        -
                                                                     BY REPETITIVE
                                                                     MOTION
------------------------------------------------------------------------------------------------------------------------------------
                          UNK           STRETAR         JOHN         STEPPED ON SHARP     PUNCTURE       164.53   164.53       -
                                                                     OBJECT STRIKING
                                                                     AGAINST OR
                                                                     STEPPING ON
------------------------------------------------------------------------------------------------------------------------------------

5/31/02                                 Page 16 of 17

------------------------------------------------------------------------------------------------------------------------------------
                                            CLAIMANT LAST   CLAIMANT FIRST                    CLAIM     DT OF      CLAIM      CLAIM
ADDRESS                       FACILITY      NAME            NAME                CLAIM NUMBER  COUNT     INJURY     STATUS      TYPE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                              UNK           RODRIGUEZ       DIANE               26-200194-0     1        12/18/00  CLOSED    IND
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                         CLAIMANT LAST   CLAIMANT     CAUSE                NATURE OF
ADDRESS    FACILITY      NAME            FIRST NAME   OF INJURY            INJURY      INCURRED            PAID         RESERVE
-------------------------------------------------------------------------------------------------------------------------------
           UNK           RODRIGUEZ       DIANE        FALL ON SAME LEVEL   STRAIN           365.45         365.45         -
                                                      FALL, SLIP OR TRIP
                                                      INJURY
-------------------------------------------------------------------------------------------------------------------------------
                                                                           SUBTOTAL       2,194.45       2,194.45         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                        GRAND TOTAL   1,592,617.67   1,120,240.32  472,377.35
-------------------------------------------------------------------------------------------------------------------------------


5/31/02

                                  APPENDIX E-1

                  SURETY OBLIGATIONS: CONSTRUCTION AND SUPPLY

                              SUPPLY-INSTALLATION


                                                   ACTIVE BOND SCHEDULE WITH WIP

ACCOUNT: USF DISTRIBUTION GROUP ONLY

BOND
NUMBER     PREMIUM  OBLIGEE NAME                                    PRINCIPAL           BOND AMOUNT    CONTRACT AMOUNT
----------------------------------------------------------------------------------------------------------------------
SUPPLY-IN   $66,282                                                                     $14,786,859        $15,934,008

   217911   $15,956 City of Berwyn                            USFDG                      $4,178,185         $4,178,185
   241650    $4,039 Village of Clarendon Hills                USFDG                        $841,408           $841,408
   255233    $1,110 City of Camden                            USFDG                      $1,110,000         $1,110,000

   255248    $7,796 Village of Glendale Heights               USFDG                      $1,624,140         $1,624,140
   258486      $264 Jackson Township MUA                      USFDG                        $264,065           $264,065
   261943      $216 City of Cleveland                         USFDG                        $216,400           $432,800
   261956    $3,806 City of Hudson                            USFDG, Eden Prairie          $792,958           $792,958
   261973      $214 City of Cleveland                         USFDG                         $53,455           $213,820
   266690      $100 City of St. Louis, Supply Division        USFDG                         $97,000            $97,000
   266695      $100 City of Cleveland                         USFDG                         $67,106           $268,424
   266714    $1,742 Village of Lagrange Park                  USFDG                        $362,880           $362,880
   266717      $670 City of Cleveland                         USFDG                        $167,500           $670,000
   266725    $8,265 City of Chanhassen, MN                    USFDG                      $1,332,988         $1,332,988

   285909    $1,851 Jackson County Water&Sewer Auth           USFDG                        $638,256           $638,256

   285910    $1,332 Jackson County Water&Sewer Auth.          USFDG                        $459,255           $459,255
                    Pollution Control c/o Pennsauken
   285938    $1,386 Landfill                                  USFDG                        $477,760           $477,760
   290308      $706 Lott Wastewater Alliance                  USFDG                        $243,383           $243,383
   290322   $12,945 City of Palos Heights                     USFDG                      $1,533,152         $1,533,152
   290339    $3,157 Village of Huntley                        USFDG (Carol Stream, IL)     $259,552           $259,552

   290356      $100 Knox County Bd. of Commissioners          USFDG                         $10,674            $10,574
   290360      $320 City of Cleveland                         USFDG                         $22,222            $88,888
   290363      $100 City of St. Louis                         USFDG                          $4,700             $4,700
   290364      $107 Clearfield Mun. Auth., PA                 USFDG                         $29,821            $29,821


                                  APPENDIX E-2

                           SURETY OBLIGATIONS: OTHER
                           -------------------------

                               COMMERCIAL SURETY

                         ACTIVE BOND SCHEDULE WITH WIP

Account: USFilter Distribution Group Only


BOND
NUMBER    EFF. DATE   EXP. DATE   BOND AMT.   OBLIGEE NAME                          JOB DESCRIPTION                       PRINCIPAL
------    ---------   ---------   ---------   ------------                          ---------------                       ---------
COMMERCIAL SECURITY BONDS       $1,873,916
196700    09/01/99    08/31/02     $10,000    Department of Transportation          Superheavy or Oversize Permit         USFDG
192164    03/15/99    03/15/02      $6,000    State of Washington                   Contractor's License Bond             USFDG
?????     04/28/??    04/28/03    $250,000    State of Georgia                      Sell Insurer's Guaranty Trust         USFDG
?????     08/11/01    08/11/01    $204,91?    State of Nevada                       Sales Tax Bond                        USFDG
213419    11/09/98    11/09/02    $100,000    State of Arizona                      Contractor's License Bond             USFDG
213420    11/09/99    11/09/02     $10,000    State of Arizona                      Contractor's License Bond             USFDG
213629    12/02/99    12/02/02      $5,000    Lake County                           License/Permit                        USFDG
213836    12/07/01    12/07/04     $50,000    State of Nevada                       Contractor License Bond               USFDG
218002    06/25/99    06/25/02      $6,000    WA Dept of Labor & Industries         Contractor's License Bond             USFDG
22?951    07/01/01    07/01/03      $5,000    MN State Board of Electricity         Contractor's License Bond             USFDG
229?55    08/31/00    08/31/03      $2,000    County of Mecklenburg                 Land Develop and Constr               USFDG
238769    03/15/00    03/15/03     $10,000    State of Oregon                       Contractor's License Bond             USFDG
238786    04/06/01    04/06/02    $150,000    State of Iowa                         License Permit                        USFDG
247851    08/16/00    08/16/04     $10,000    State of Washington                   Notary (B J Olinger)                  USFDG
25?209    13/27/00    12/26/04      $6,000    State of Indiana                      Notary (Mary Joan McReynolds)         USFDG
261957    03/01/02    02/28/03    $500,000    Hamson Development, LLC               Gilbert lease guarantee               USFDG
26??68    ??/01/01    ??/30/02    $500,000    Hamson Development, LLC               Tolleson lease guarantee              USFDG
??????    08/14/02    08/14/03     $50,000    U.S. Customs                          Customs                               USFDG